                                                                   EXHIBIT 2.1

            CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF
        SCHEDULES 4.8, 4.11(G) AND 4.20 OF THIS EXHIBIT. THE CONFIDENTIAL
            PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION





                            STOCK PURCHASE AGREEMENT
                                      AMONG
                         COMMUNITY CARE SERVICES, INC.,
                                    AS BUYER
                                       AND
                          DONALD FARGNOLI, LOUIS ROCCO
                              AND SAVERIO D. BURDI,
                                   AS SELLERS


                                  MAY 10, 1997

                            STOCK PURCHASE AGREEMENT
                                      AMONG
                         COMMUNITY CARE SERVICES, INC.,
                                    AS BUYER
                                       AND
               DONALD FARGNOLI, LOUIS ROCCO AND SAVERIO D. BURDI,
                                   AS SELLERS


                                TABLE OF CONTENTS

PAGE

Preliminary Statement .......................................................1

ARTICLE 1 CERTAIN DEFINITIONS ...............................................1

ARTICLE 2 SALE AND PURCHASE OF SHARES  ......................................5
2.1 Shares to be Acquired ...................................................5
2.2 Purchase Price ..........................................................5

ARTICLE 3 CERTAIN SPECIFIC MATTERS RELATING TO EMPLOYMENT,
NON-COMPETITION, APPOINTMENTS OF SELLERS AND PURCHASE
SHARES               ........................................................6
3.1 Employment Agreements ...................................................6
3.2 Employment Agreements with Sellers ......................................6
3.3 Appointments of Sellers..................................................6
3.4 Tag Along Rights.........................................................6

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF SELLER ..........................7
4.1 Representations Regarding the Company and the Shares.....................7
4.2 Compliance with Law......................................................8
4.3 Authority and Compliance.................................................8
4.4 Inventory, Machinery, Equipment and Other Property.......................9
4.5 Contracts................................................................11
4.6 Facilities...............................................................12
4.7 Legal Proceedings, Etc...................................................12
4.8 Substantial Clients......................................................13
4.9 Substantial Suppliers....................................................14
4.10 No Finder...............................................................14
4.11 Absence of Certain Events...............................................14
4.12 Dating of Schedules.....................................................15
4.13 Delivery of Documents...................................................15
4.14 Taxes          .........................................................15
4.15 Officers and Directors..................................................15

4.16 Bank Accounts...........................................................16
4.17 Business Operations.....................................................16
4.18 Contracts and Agreement with Sellers....................................17
4.19 Financial Statements....................................................17
4.20 Compliance with ERASE...................................................18
4.21 Authority...............................................................19
4.22 Relationships...........................................................19
4.23 No Omissions or Untrue Statements.......................................20
4.24 Medicare, Medicaid and Other Third Party Payers.........................20
4.25 Company Employees.......................................................21
4.26 Labor Relations.........................................................22
4.27 WARN Act................................................................22

ARTICLE 5           REPRESENTATIONS AND WARRANTIES OF BUYER..................22
5.1  Organization and Good Standing..........................................22
5.2  Compliance with Law.....................................................23
5.3  Authority and Compliance................................................23
5.4  No Finder...............................................................24
5.5  Legal Proceedings, Etc..................................................24
5.6  No Omissions or Untrue Statements.......................................24
5.7  Absence of Certain Events...............................................25
5.8  Taxes          26
5.9  Business Operations.....................................................26
5.10 Medicare, Medicaid and Other Third-Party Payers.........................27
5.11 Labor Relations.........................................................28

ARTICLE 6           CLOSING PROCEDURES.......................................29
6.1  Closing ................................................................29
6.2  Closing Deliveries of Sellers...........................................29
6.3  Closing Deliveries of Buyer.............................................30

ARTICLE 7           ENVIRONMENTAL MATTERS....................................31
7.1  Definitions.............................................................31
7.2  Environmental Representations and Warranties............................32
7.3  Application of Article 9................................................33

ARTICLE 8           CERTAIN COVENANTS OF THE PARTIES
8.1  Third Party Consents....................................................33
8.2  Medicare and Medicaid Reporting.........................................33
8.3  Cooperation.............................................................34
8.4  Confidentiality.........................................................34
8.5  Insurance. . . . . . . . . . . . . . . . . . . . . .....................34
8.6  Automobile. . . . ......................................................34

ARTICLE 9           INDEMNIFICATION..........................................35
9.1  Indemnification of Buyer................................................35
9.2  Indemnification of Sellers..............................................35
9.3  Indemnification Procedures Involving
        Only Sellers and Buyer...............................................36

9.4  Certain Procedures Regarding
     Indemnification of Third Party Claims, Etc..............................37
9.5  Limitations on Indemnification..........................................37
9.6  Application of Notes....................................................40

ARTICLE 10          MISCELLANEOUS MATTERS....................................40
10.1  Survival of Representations and Warranties.............................40
10.2  Further Assurances; Access to Records..................................40
10.3  Mail          .........................................................40
10.4  Changes, Waivers.......................................................40
10.5  Expenses, Etc..........................................................41
10.6  Counterparts...........................................................41
10.7  Contents of Agreement; Parties in Interest;
       Assignment, Etc.......................................................41
10.8  Conflict with Related Agreements.......................................42
10.9  Dispute Resolution.....................................................42
10.10 Receipt of Monies or Other Assets    ..................................43
10.11 Section Headings and Gender............................................43
10.12 Schedules..............................................................43
10.13 Notices................................................................43
10.14 Governing Law..........................................................44

SCHEDULES

EXHIBITS

                            STOCK PURCHASE AGREEMENT


        STOCK PURCHASE AGREEMENT dated May 10, 1997, among COMMUNITY CARE SERVICES, INC., a New York corporation ("Buyer") and DONALD FARGNOLI ("Fargnoli"), LOUIS ROCCO ("Rocco") and SAVERIO D. BURDI ("Burdi") (Fargnoli, Rocco and Burdi are collectively referred to herein as "Sellers").

                              Preliminary Statement

        WHEREAS, Sellers own Fifty Two and one-half (52.5) shares of the issued and outstanding capital stock, par value $10.00 per share (the "Shares"), of METROPOLITAN RESPIRATOR SERVICE, INC. D/B/A METROPOLITAN HOME CARE SERVICE, a New York corporation (the "Company");

        WHEREAS, Sellers wish to sell and Buyer wishes to buy the Shares; and

        WHEREAS, Sellers and Buyer desire to provide for an orderly transition of the Company from Sellers to Buyer and for other arrangements ancillary to the purchase and sale of the Shares.

        NOW, THEREFORE, in consideration of the premises and mutual and dependent promises set forth herein, the parties hereto agree as follows:

ARTICLE 1  CERTAIN DEFINITIONS.

        The following defined terms shall have the following meanings:

        1.1 "Affiliate" means, with respect to the Company, Sellers or Buyer, another corporation, partnership, joint venture, other entity of any type or individual that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Company or Buyer, respectively, other than Grand Avenue Associates.

        1.2 "Agreement" means this Agreement, as the same may be extended, modified, supplemented or terminated from time to time.

        1.3 "Business" means the business of providing home health care products conducted by the Company as of the date hereof.

         1.4 "Company" has the meaning set forth in the Preliminary Statement to this Agreement.

        1.5 "Copyrights" means all copyrights, domestic or foreign, whether registered or unregistered, owned or controlled by Seller relating to the Business, and all materials and matter (and, if in writing, shall include any machine-readable forms) to which such copyrights relate.

        1.6 "Employee Benefit Plan" shall have the meaning set forth in Section 3(3) of ERISA.

        1.7 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

        1.8 "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Internal Revenue Code, as amended from time to time.

        1.9 "Facilities" means the office and warehouse space leased by the Company at 3847-89 Boston Road, Bronx, NY 10466, 3855 Boston Road, Bronx, New York 10466, 3820 Boston Road, Bronx, New York 10466 and 79 Forest Avenue, Glen Clove, New York.

        1.10 "Financial Statements" has the meaning set forth in Section 4.19 hereto.

        1.11 "Governmental Rights" means all governmental permits, easements, rights and other authorizations related to the Business owned or controlled by the Company.

        1.12 "Indemnities" means a party asserting a claim for indemnification under Article 9 hereof.

        1.13 "Indemnity" means the party from whom indemnification is sought under Article 9 hereof.

        1.14 "Leases" means the leases for the Facilities as set forth on
Schedule 1.14 hereto.

        1.15 "March 31 Compilation" means the financial statements of the Company as of March 31, 1997.

        1.16 "Material" means (i) with respect to contracts, commitments and agreements of a party, those contracts, commitments and agreements under which a party's undischarged obligations exceed

Ten Thousand Dollars ($10,000), (ii) with respect to other liabilities of a party, those liabilities and obligations under which a party's liability or potential liability exceeds Ten Thousand Dollars ($10,000) and (iii) with respect to the assets of a party, those assets having a value in excess of Ten Thousand Dollars ($10,000).

        1.17 "Notes" has the meaning set forth in Section 2.2(b) hereof.

        1.18 "Notice Date" has the meaning set forth in Section 9.3(a) hereof.

        1.19 "Operational Matters" means any and all matters directly or indirectly related to the operation of the Business, not including regulatory matters, tax assessments owed by the Company (including matters relating to Employee Benefits Plans), or any other matters relating to events prior to the Closing which results in litigation against Buyer or the Company.

        1.20 "Outstanding Debt" means the Company's current outstanding line of credit in the amount of $800,000 from Merrill Lynch, bearing interest at the rate of prime plus one percent% per annum.

        1.21 "Patents" means all United States and foreign patents and patent applications (and any patents issuing therefrom), together with any extensions, reissues, renewals, divisions, continuations or continuations in part thereof and any foreign equivalents of any of the foregoing.

        1.22 "Prince" means Jack Prince.

        1.23 "Products" means the medical supplies and equipment offered for sale or rent to the clients of the Company, as set forth as Schedule 1.23 hereto.

        1.24 "Programs" has the meaning set forth in Section 4.24(a).

        1.25 "Purchase Price" means the aggregate amount to be paid by Buyer to Sellers for the Shares, as set forth in Section 2.2 hereof.

        1.26 "Related Agreements" means

             (a)     the stock powers provided for in Section 6.2, below;

                  (b) the Employment Agreements to be executed by Sellers provided for in Section 3.1, below;

                  (c) the Non-Competition Agreements to be executed by Sellers provided for in Section 3.2, below;

                  (d) the Convertible Promissory Notes provided for in Section 2.2(b), below;

                  (e) The Escrow Agreement to be executed by Burdi and Nordlicht & Hand, as escrow agent, provided for in Section 2.2(c) below; and

                  (f) all other instruments, agreements and documents to be executed and delivered at Closing by Sellers, Buyer or their Affiliates and which are referred to in this Agreement.

        1.27 "Shares" has the meaning set forth in the Preliminary Statement of this Agreement.

        1.28 "Stockholders Agreement" means the Agreement among Harold Raskin, Rocco, Fargnoli and the Company dated October 20, 1981.

        1.29 "Trade Secrets" means any and all information developed by or for and/or owned or controlled by the Company at the Closing, including but not limited to any data processing or research; compilations; programs; methods; ideas; inventions; discoveries; know-how; show-how; improvements; procedures; results; designs; product ordering, handling, storage and distribution systems; products components or composition; product quality and sanitary or cleanliness protocols and specifications; sales, marketing or client service manuals or methods; client and prospective client lists, requirements and preferences, purchase and credit information, and other client and prospective client data; supplier and distributor lists, terms, ordering and other supplier and distributor data; business files, records, plans, notebooks, quality and sanitary control data, books and publications, and other business information; computer programs and data.

        1.30 "Trademarks" includes all U.S. and foreign trademarks, tradenames, or service marks, whether registered, under application or in common law, or with respect to which an Intent to Use filing has been made as of the Closing Date (collectively, the "Trademarks").

ARTICLE 2          SALE AND PURCHASE OF SHARES.


        Subject to the terms and conditions and on the basis of and in reliance on the representations, warranties, obligations and agreements set forth in this Agreement, the parties agree as follows:

        2.1 Shares to be Acquired. At the Closing, Sellers shall sell, assign, transfer and convey, and Buyer shall purchase and accept, the Shares, free and clear of any liens, claims or encumbrances of any kind.

        2.2 Purchase Price. The Purchase Price for the Shares is ($5,838,000). The Purchase Price shall be paid by Buyer as follows:

                   (a) Two Million Eight Hundred Thousand Dollars ($2,800,000), payable by certified check, to be divided among Sellers as set forth on Schedule 2.2(a) hereto;

                   (b) ($2,789,028) issued to Fargnoli and Rocco payable pursuant to Non-Negotiable Convertible Promissory Notes in the form of Exhibit 2.2(b) attached hereto (the "Notes").

                   (c) Sixty Two Thousand Two Hundred Forty Three (62,243) shares of Buyer's common stock, par value $.01 per share (the "Purchase Shares") to Burdi, 7,842 of such shares to be deposited in escrow pursuant to the Escrow Agreement, it being understood that (i) the Purchase Shares shall be "restricted securities", as such term is defined under rule 144 promulgated under the Securities Act of 1933, as amended, and shall be subjected to all restrictions imposed by law on restricted securities, (ii) may not be sold, gifted, pledged, hypothecated or otherwise transferred for a period of two years, unless otherwise permitted as provided herein and (iii) the Purchase Shares placed into escrow shall immediately be released from escrow if Buyer sells Fifty One percent (51%) or more of the Company's outstanding capital stock or sells substantially all of the assets of the Company.

ARTICLE 3 CERTAIN SPECIFIC MATTERS RELATING TO EMPLOYMENT, NON-COMPETITION, APPOINTMENTS OF SELLERS AND PURCHASE SHARES.

        3.1 Employment Agreements. Upon the execution of this Agreement, Buyer will enter into three year Employment Agreements with each Seller, substantially in the forms attached as Exhibit 3.1 hereto.

        3.2 Non-Competition Agreements With Sellers. Upon the execution of this Agreement, each Seller shall deliver to Buyer a Non-Competition Agreement, substantially in the forms attached as Exhibit 3.2 hereto, for a period equal to the greater of (i) four years or (ii) the duration of each Seller's Employment Agreement plus one year.

        3.3 Appointments of Sellers. After Closing, Buyer shall use its best efforts to cause Fargnoli to be appointed or elected to Buyer's Board of Directors for at least a period of two years following the Closing, including listing Fargnoli on the slate of candidates for election to the Board of Directors proposed by Buyer's Management. Rocco and Burdi will be permitted by Buyer to attend meetings of Buyer's Board of Directors for a period of twenty-four (24) months following the Closing, subject to their delivery of written agreements to treat all matters discussed by the Board in their presence as highly confidential information, such agreements to be substantially in the forms attached as Exhibit 3.3 hereto. Buyer will also cause (i) Rocco, Fargnoli and Burdi to be appointed or elected as the Company's President, Vice President and Secretary, respectively, and (ii) each of the Sellers to be elected to the Company's Board of Directors for so long as such individuals are employed by Buyer.

        3.4 Tag Along Rights. In the event Buyer conducts a secondary public offering, Burdi and, to the extent provided in the Notes are converted, Fargnoli and/or Rocco, shall have the opportunity to sell the Purchase Shares and the shares issued upon the conversion of the Notes in such offering to the same extent and in proportion to the rights that the other executive officers of Buyer and Dean Sloan (collectively, with Sellers, the "Executives") have to include their own shares of Buyer's common stock in the offering, subject to the approval of the underwriter(s) of such offering, if any. If the underwriter(s) determine that all of the stock which Executives wish to sell in the offering cannot be sold, the amount of shares which each individual officer may include in the offering shall be determined by multiplying (a) the total number of shares owned by the Executives as a group, which the underwriter(s) will allow to be included in the offering by (b) a fraction, the numerator of which is the number of shares an individual Executive desired to have included in the offering and the denominator of which is the total number of shares which the Executive as a group, desired to have included in the offering. For example, assume that the Executives as a group, desired to include 500,000 shares in the offering, of which 100,000 shares were owned by Officer X. Assume further that the underwriter(s) will permit the Executives as a group, to sell only 300,000 shares in the offering. The number of shares which Executives may sell in the offering shall be 60,000, determined by multiplying 300,000 by 100,000 over 500,000.


ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF SELLERS.

        As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Sellers hereby represent and warrant to Buyer that as of the date of this Agreement:

        4.1        Representations Regarding the Company and the Shares.

                   (a) Subsidiaries. Except as set forth an Schedule 4.1(a), the Company has no subsidiaries and does not own stock or any other interest in or directly or indirectly control any corporation, association or business entity. The Company is not a party to any joint venture or partnership agreement.

                   (b) Capitalization. The aggregate number of shares which the Company is authorized to issue is Two Thousand (2,000) shares of common stock, par value Ten Dollars ($10.00) per share, of which Seventy Seven and one-half (77.5) shares are issued, presently outstanding, Fifty Two and one-half (52.5) of which are owned by Sellers in the amounts set forth on Schedule 4.1(b) hereto. The Company has no authorized capital stock except for the common stock and there are no shares of capital stock reserved for issuance. All of the Shares have been validly issued and are fully paid and non-assessable. The Company has no outstanding subscriptions, contracts, options, warrants, or other obligations (including conversion or preemptive rights) to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any of its capital stock. The sale of the Shares to Buyer will not give rise to any rights of first refusal of any person or entity. Except for Prince, no person or entity other than Sellers owns or has any interest in the capital stock of the Company. Sellers own the Shares free and clear of any encumbrances, pledges, security interests, liens, charges, claims, equities and options of whatever nature and have the full right and authority to transfer the Shares to Buyer. The Shares are not subject to any agreement, commitments or restrictions with respect to their transferability. Upon transfer of the Shares to Buyer, Buyer shall receive title to the Shares free and clear of all encumbrances, pledges, security interests, liens, charges, claims, equities and options of whatever nature.

                   (c) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is duly qualified to conduct business and is in good standing in each of the jurisdictions in which it conducts business where the failure to be so qualified would have a material adverse effect on the Company or the Business.

                   (d) Charter, By-Laws, Minutes. True, complete and correct copies of the Certificate of Incorporation and By-Laws of the Company, as currently in effect, and the Company's minute book, stock ledger and stock transfer register have been provided by Sellers to Buyer.

        4.2 Compliance with Law. Except as set forth on Schedule 4.2 hereto, there are no authorizations, including those of any governmental authority, court or regulatory body, that are required to be obtained by Sellers or the Company in order to permit Sellers to execute and deliver and consummate and perform the transactions contemplated by this Agreement and the Related Agreements to which all or any one or more of the Sellers is a party, it being understood that Buyer has agreed that no such authorization is required to be obtained from Medicare or Medicaid, other than a notification of the change of ownership of the Company, which notification will be made by Buyer.

        4.3 Authority and Compliance.

                   (a) The Company has all requisite corporate power and authority to own or lease the assets used in the Business.

                   (b) Each Seller has the unencumbered right to execute and deliver this Agreement and the Related Agreements to which each is a party and to perform the transactions contemplated hereby and thereby. This Agreement and each of the Related Agreements constitutes a legal, valid and binding obligation of each Seller enforceable against each of them in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors rights generally and (ii) the remedy of specific performance and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                   (c) The execution and the delivery of this Agreement and the Related Agreements to which each of the Sellers is a party and the consummation and performance by Sellers of the transactions contemplated hereby and thereby will not: (i) violate the Certificate of Incorporation or By-Laws of the Company; (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any instrument, agreement, mortgage, judgment, order, award, or decree to which Sellers, the Company or any of their Affiliates is a party or by which Sellers, the Company or any of their Affiliates is bound, or (iii) give any third party the right under any instrument, agreement, mortgage, judgment, order, award or decree to terminate, modify or otherwise change the rights or obligations of all or any one or more of the Sellers or the Company under such instrument, agreement, mortgage, judgment, order, award or decree.

        4.4        Inventory, Machinery, Equipment and other Property.

                   (a) Schedule 4.4(a) sets forth a list of the Material machinery, medical and other equipment, warehouse and office furniture, computer hardware and software and vehicles owned by the Company. The Company owns such property free and clear of all liens, claims and encumbrances of any kind whatsoever and no other person or entity has any rights to any of such property.

                   (b) Seller makes no representation as to the condition of the Company's machinery and equipment, warehouse and office furniture, computer hardware and vehicles, such assets being sold as is.

                   (c) Schedule 4.4(c) sets forth a list of Material leases of tangible personal property to which the Company is a party. The Company and Sellers have not received any notice of cancellation or termination of any such lease, or of the exercise or non-exercise of any option or right reserved to the lessor of any such lease. The Company has not received written notice of any default in the performance of any term of such lease, and Sellers have no knowledge of any event which has occurred which, with notice or lapse of time or both, would constitute a default by the Company under any such lease. To Sellers knowledge, without further inquiry, the transactions contemplated by this Agreement do not constitute and shall not trigger a default under any such lease, except for the Company's agreement with Blue Cross/Blue Shield of Connecticut, which requires five days advance notice of any change in ownership (the "BC/BS Connecticut Agreement"), it being understood that Sellers will have no liability to Buyer for failing to deliver such notice.

                   (d) Schedule 4.4(d) lists the Company's inventory of Material Products and supplies, including packing materials, pallets and other shipping and handling materials.

                   (e) The Company does not own, license or use any Patents.

                   (f) The Company does not own, license or use any Trademarks.

                   (g) The Company does not own, license or use any registered Copyrights.

                   (h) Neither any of the Sellers, nor the Company are aware of any claim that the Company has infringed the patent or other proprietary or intellectual rights of any other person. The Company has not received any written notification that it is subject to any outstanding order, judgment or decree of any court or administrative agency, and has not entered into any stipulation or agreement, restricting the Company's use of any Patents, Trademarks, Trade Secrets or Copyrights.

                   (i) Schedule 4.4(i) lists the Company's accounts receivable. Sellers expressly do not make any representation regarding the collectability of any account receivable.

                           (j) Schedule 4.4(j) sets forth lists of (i)
substantially all of the patients serviced by the Company, (ii) personnel records of the Company (including descriptions of both hard and electronic copies) and (iii) all corporate records used in operating the Business, including, without limitation, personnel policies and files and manuals, accounting records and computer software.

        4.5 Contracts.

                   (a) Schedule 4.5 lists all of the Company's Material contracts, including, without limitation:

                           (i) all Material contracts for the purchase, sale or
lease of real property;

                           (ii) all Material contracts for the lease or sublease
of tangible personal property;

                           (iii) all Material contracts for the purchase or sale
of Inventory, commodities, merchandise, other materials or tangible personal property;

                           (iv) all Material contracts for the furnishing or
receipt of services or sale or lease of products;

                           (v) all Material supplier, distributor dealer,
manufacturer's representative, sales agency or advertiser agreements;

                           (vi) all Material customer contracts;

                           (vii) all Material contracts relating to the Patents,
Trademarks, Copyrights, Trade Secrets or other proprietary or intellectual property to which the Company is a party and

                           (viii) all other Material contracts, whether or not
made in the ordinary course of business, which affects the Company.

                   (b) To Sellers knowledge, without undertaking any inquiry:
(i) all contracts set forth in Schedule 4.5 are in full force and effect, and are legal, valid and binding obligations of the Company, enforceable against the Company, in accordance with their terms, except where (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors rights generally and (b) the remedy of specific performance and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, (ii) the Company is not now in default in the performance of any term of any such contract, and no event has occurred which, with notice or lapse of time or both, would constitute a default by the Company under any such contract (except with respect to the failure to give notice required under the BC/BS Connecticut Agreement) and (iii) the transactions contemplated by this Agreement do not constitute and shall not trigger a default under any such contract which would have a material adverse effect on the Company.

                   (c) The suppliers, distributors and representatives that are parties to the contracts listed on Schedule 4.5 constitute substantially all suppliers, distributors and representatives being used by the Company. Within the last twelve (12) months, the Company has not made any claims against or initiated any disputes with any such supplier, distributor or representative and has not received notice of any claim or dispute with Seller or the Company from any such supplier, distributor or representative.

                   (d) The sale of the Shares to Buyer will not constitute an assignment under any contract listed on Schedules 4.4(c) and 4.5 which would require the consent of the other party to the contract, except the BC/BS Connecticut Agreement.

        4.6        Facilities.

                   (a) In the last five years, all of the Company's activities have been conducted at the Facilities.

                   (b) The Company has not received written notice that the operations of the Business as currently conducted by the Company do not comply in all material respects with the terms of the Leases, all applicable federal, State and local laws, regulations and ordinances, including but not limited to the Americans with Disabilities Act, and any equivalent applicable State or local laws, regulations and ordinances, all Environmental Laws (as defined in Section 9.1(c)), and all applicable zoning regulations and building and fire codes.

        4.7        Legal Proceedings, Etc.

                   (a) Except as set forth on Schedule 4.7(a) hereto, there are no claims or actions pending or, threatened in writing against the Company or Sellers before any court, governmental authority, or arbitrator
(i) pertaining to the Company or involving the Shares or the assets of the Company or (ii) which question or challenge the validity of this Agreement or any of the Related Agreements or any action taken, or to be taken, by the Sellers pursuant to this Agreement or any of the Related Agreements, or in connection with the transactions contemplated hereby or thereby, which, if decided adversely against the Company or any of the Sellers, would have a material adverse effect upon the ability of the Sellers to carry out their obligations under this Agreement or any of the Related Agreements or would have a material adverse effect on the Company or the Business. Neither the Company nor any of the Sellers (with respect to the operation of the Business) is subject to or in default with respect to any indictment, order, injunction, decree or award of any court, arbitrator or governmental agency.

                   (b) The Company and Sellers have not received written notice of any claim for any action or proceeding, against the Company (or any officer, director, employee, agent of the Company) or any Seller arising out of any statute, ordinance or regulation relating to wages, collective bargaining, discrimination in employment or employment practices or occupational safety and health standards (including, without limitation, the Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, as amended, the Occupational Safety and Health Act, the Age Discrimination in Employment Act of 1967 or the Americans With Disabilities Act).

                   (c) Neither the Company nor the Sellers have made any kickback, bribe or payment to any person or entity, directly or indirectly, for referring, recommending or arranging current business or patients with, to or for the Company, which action could have a material adverse effect on the Business. None of the Company's current contracts and no current activity of the Company or Sellers violates Paragraph 1877 of the Social Security Act or any similar provision of applicable state law in any material respect. None of the Company's current contracts and no current activity of the Company or Sellers violates provisions of applicable state law relating to the corporate practice of medicine in any material respect.

        4.8 Substantial Clients. Listed on Schedule 4.8 are the Company's ten largest clients during the twelve-month periods ended December 31, 1995 and December 31, 1996, as well as the dollar amount for which each such client was invoiced during such period. Regarding the clients set forth in Schedule 4.8 for the twelve-month period ended December 31, 1996, the Company and Sellers have not received any notice from any of such clients, that such client will cease to purchase or materially decrease its purchases.

        4.9 Substantial Suppliers. Listed on Schedule 4.9 are the Company's ten largest suppliers for the twelve-month periods (ending March 31, 1997, as well as the dollar amount of goods and services purchased from each such supplier during such period. The Company and Sellers have not received any notice from any of such suppliers that such supplier will cease to sell goods or services to Buyer on terms and conditions similar to those imposed on prior sales to the Company, or have given any written complaint to the Company or Sellers.

        4.10 No Finder. None of the Sellers has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions provided for in this Agreement; except to Wade Wilson, which will be paid by Buyer in the form of a Convertible Non-negotiable Promissory Note convertible into 125,000 shares of Buyer's common stock.

        4.11 Absence of Certain Events. To Sellers' knowledge without undertaking any inquiry, since December 31, 1996, the Company has not, other than in the ordinary course of business consistent with past practices:

                   (a) incurred or discharged any liabilities;

                   (b) except as required in connection with the transactions contemplated by this Agreement, transferred any of its assets or properties;

                   (c) subjected any of the assets of the Company to any encumbrance;

                   (d) made or suffered any amendment or termination of any Material contract (excluding real property leases for the Company's facilities in The Bronx, New York, which have expired pursuant to their terms), or waived any Material debts, claims or rights, including intellectual property rights;

                   (e) suffered any Material damage to its tangible assets, destruction or casualty loss;

                   (f) suffered any labor trouble involving any union or other group of employees or suffered the loss of any key employee;

                   (g) increased the salaries, benefits or other compensation of, or made any advance or loan to, any of its officers or employees of the Company, except as set forth on Schedule 4.11(g);

                   (h) made any capital expenditure or capital addition or betterment (including any capitalized lease transaction);

                   (i) changed any of the accounting practices followed by it, except as set forth on Schedule 4.11(i);

                   (j) entered into any agreement or made any commitment to take any of the types of action described in subparagraphs (a) through (i) above or

                   (k) suffered any change to its business which, either individually or in the aggregate, had or will have a material adverse effect on the Company's financial condition.

        4.12 Dating of Schedules. The information set forth in the Schedules attached hereto is true and complete as of the date specified on the first page of each Schedule, provided that if no date is specified on a schedule, it is true and correct as of the date hereof.

        4.13 Delivery of Documents. Sellers have delivered or made available to Buyer true, correct and complete copies of all Material documents, including all amendments, supplements or modifications thereof or waivers currently in effect thereunder, described in any Schedule to any Section of this Agreement unless otherwise expressly provided in any such Schedule.

        4.14 Taxes. The Company has timely filed all local, state and federal tax returns required to be filed by it as of the date of this Agreement and has paid all taxes shown as due on such tax returns.

        4.15 Officers and Directors. The officers and directors of the Company are as follows:

                   Officers

                   Donald Fargnoli      President
                   Louis Rocco          Vice President and Secretary
                   Jack Prince          Vice President and Treasurer

                   Directors

                   Donald Fargnoli
                   Louis Rocco
                   Jack Prince

        4.16 Bank Accounts. Schedule 4.16 hereof sets forth a list of all bank accounts, money market accounts and safety deposit boxes of Company, together with a description of the authorized signatories for such accounts. All the Company's cash and cash equivalents are maintained in the aforesaid accounts and boxes, and nowhere else.

        4.17 Business Operations.

                   (a) To Sellers' knowledge, without undertaking inquiry, the Company has all permits, licenses and other authorizations necessary for the operation of the Business as currently conducted, copies of which are annexed hereto as Schedule 4.17(a). To Sellers' knowledge without undertaking any inquiry, the Business is currently conducted in compliance with all applicable laws, rules and regulations, and all applicable statements and reports required to be filed by law as to which the Business is currently subject have been filed by the Company. The Company is not in violation of any applicable federal, State or local laws, rules or regulations, which singly or in the aggregate would have a material adverse effect on the Business or the Company. To Sellers' knowledge, without undertaking any inquiry, the Company currently conforms with all policies, procedures, contracts, laws, rules and regulations with respect to reimbursement from any source, including governmental sources (including without limitation Medicare and Medicaid), third party payors and individual payors. Neither the Company nor any one or more of the Sellers has made any payment or other inducement to any individual or entity in return for buying, leasing or renting, using or ordering Products or Services from the Company, or in return for referring or influencing another individual or entity to buy, lease or rent, use or order Products or services from the Company, which arrangement is in effect on the date hereof. Neither the Company nor any one or more of the Sellers has received any payment or other inducement from any individual or entity in return for buying, leasing or renting, using or ordering products or services from any health care provider or in return for referring or influencing another individual or entity to buy, lease or rent, use or order products or services from any health care provider, which arrangement is in effect on the date hereof.

                   (b) To Sellers' knowledge and without undertaking any inquiry, (i) each employee of the Company who the Company employs as a licensed respiratory therapist has all licenses and permits required for each such employee to perform such employee's designated functions and duties for the Company in connection with conducting the Business, and there exists no waivers or exemptions relating thereto and (ii) there is no default under, nor does there exist any grounds for revocation, suspension or limitation of, any such licenses and permits.

                   (c) The Company is duly accredited by the Joint Commission on Accreditation of Health Care Organizations ("JCAHO") to operate and conduct the Business.

        4.18 Contracts and Agreements With Sellers. With respect to the Company, none of the Sellers is a party to any (a) lease of real or personal property;
(b) royalty, distribution, agency or license agreement; (c) contract or employment agreement with any officer, employee, professional personnel, or firm or independent contractor providing services or Products to or receiving services or Products from, the Company; (d) agreement guaranteeing the payment or performance of the obligations of others; (e) vendor contract or agreement;
(f) commitment, contract or agreement requiring the services of or Products of the Company for which a prepayment or advance has been made; (g) commitment or agreement with any party for the sale of all or any part of the Shares or assets of the Company (except as set forth in this Agreement) or (h) any other contract, commitment or agreement extending by their terms beyond the date hereof.

        4.19 Financial Statements.

                   (a) Audited financial statements of the Company as of December 31, 1996, including the balance sheet of the Company as of such date, have been previously provided to Buyer by Sellers (the "Financial Statements"). To Sellers' knowledge, the Financial Statements have been prepared in accordance with generally accepted accounting principles, are true, complete and correct and fairly present the financial position of the Company as of their respective dates and the results of operations for their respective year and periods then ended. As of December 31, 1996, the Company did not have any Material liabilities, absolute, accrued, contingent or otherwise, except as reflected in the Financial Statements or on the Schedules hereto, and at the Closing Date there will be no other Material liabilities relating to the Business except those incurred since December 31, 1996 in the ordinary course of business. Except as stated on the Financial Statements or set forth in Schedule 4.5, the Company has no obligations of future performance due after the Closing Date under Material contracts, Material open purchase orders, Material leases, Material licenses and other Material agreements.

                   (b) As of the Closing, the Company shall have no Material liabilities, accrued, contingent or otherwise, except as set forth in Section 4.19(a), above, or the March 31 Compilation or as set forth in SCHEDULE 4.19(b).

        4.20       Compliance with ERISA.

                   (a) The employee benefit plans set forth in Schedule 4.20 (a) are the only Employee Benefit Plans, programs, arrangements or practices which the Company and its ERISA Affiliates maintain or contribute (the "Plans"). The Company and its ERISA Affiliates are not parties to any Multiemployer Plan (as defined under ERISA Section 3(37)). The Company and its ERISA Affiliates have no obligation to create any additional such plan or to amend any Plan so as to increase benefits thereunder.

                   (b) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or Title IV of ERISA or the penalty or excise tax provisions of the Internal Revenue Code of 1986, as amended (the "Code") relating to Employee Benefit Plans, and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any lien, charge, claim or encumbrance (a "Lien") on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or Title IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or
Section 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate material. Each Plan which is intended to be "qualified" within the meaning of Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and such determination has not been modified, revoked or limited by failure to satisfy any condition thereof or by a subsequent amendment thereto or a failure to amend. There is no pending, or to the knowledge of the Sellers, threatened or anticipated claims involving any of the Plans other than claims for benefits in the ordinary course.

                   (c) The present value of the aggregate benefit liabilities under each of the Plans, determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $1,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meanings specified in Section 3 of ERISA.

                   (d) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans.

                   (e) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by
Section 4980B of the Code) of the Company and its Subsidiaries is not material.

                   (f) The execution and delivery of this Agreement and the Related Agreements and the performance and consummation of the transactions contemplated hereby and thereby will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A) through Section 4975(c)(1)(D), inclusive, of the Code. There have been no prohibited transactions within the meaning of Section 406 and 407 of ERISA or Section 4975 of the Code that could result in penalties, taxes or liabilities.

                   (g) Neither the Pension Benefit Guaranty Corporation nor any plan administrator has instituted proceedings to terminate any of the Plans subject to Title IV of ERISA other than in a "standard termination" described in
Section 4041(b) of ERISA.

        4.21 Authority. Sellers, singly and jointly, have full power and authority to execute and deliver this Agreement and the Related Agreements to which they are parties and to consummate the transactions contemplated hereunder and thereunder.

        4.22 Relationships. None of Sellers nor any of their immediate family (including spouses, lineal descendants, parents and siblings) owns directly or indirectly any interest in any supplier, customer, lessor or distributor of the Company, nor any interest in any party that has entered into a contract, commitment or understanding with the Company (other than interests of less than five percent in companies whose stock is publicly traded).

        4.23 No Omissions or Untrue Statements. To each Sellers' knowledge, without having made any investigation, no representation or warranty made by the other Sellers in this Agreement (including the Exhibits and Schedules hereto) or in any Certificate or other instrument furnished by any Seller to Buyer pursuant to this Agreement, or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading and which would have a material adverse effect on the Company.

        4.24       Medicare, Medicaid and Other Third-Party Payors.

                   (a) The Company participates in the Medicare and Medicaid Programs (collectively, the "Programs"). A list of and copies of its existing Medicare and Medicaid contracts and other documentation evidencing such participation (collectively, the "Program Agreements") are included in Schedule
4.5 attached hereto. To Sellers' knowledge, without undertaking any inquiry, the Company is in compliance in all material respects with all of the terms, conditions and provisions of the Program Agreements.

                   (b) No notice of any offsets against future reimbursements under or pursuant to the Programs has been received by either the Company any of the Sellers. There are no pending appeals, adjustments, challenges, audits, litigation or notices of intent to recoup past or present reimbursements with respect to the Programs. The Company has not been subject to or threatened with loss of waiver of liability for utilization review denials with respect to the Programs during the past twelve (12) months, nor has either the Company or any of the Sellers received written notice of any pending or threatened decertification or other loss of participation in any of the Programs.

                   (c) The Company currently has contractual arrangements with Blue Cross and other third party payors. A list of and copies of its existing Blue Cross contract(s) and other third party payor contract(s) are included in
Schedule 4.5 attached hereto. The Company is, and will be at the time of Closing, in full compliance with all of the material terms, conditions and provisions of such contracts, except for the failure to give notice required under the BC/BS Connecticut Agreement.

                   (d) All liabilities and contractual adjustments of the Company under any third party payor or reimbursement programs in excess of Twenty-Five Thousand Dollars ($25,000) individually have been properly reflected and adequately reserved for in the Financial Statements. In the event that, following Closing, the Company suffers any offsets against any reimbursement under any third-party payor or reimbursement programs due to Buyer or the Company relating to the periods on or prior to the Closing, then the Sellers shall immediately pay to the Company the amounts so offset in excess of Twenty-Five Thousand Dollars ($25,000).

                   (e) The Company is not now subject to any Material asserted claim or lawsuit with respect to tax, environmental, Medicare and Medicaid fraud laws, third party reimbursement for the Company's Products or services or product liability matters, nor, to the best knowledge of Sellers, is there any basis for any Material claim to be made against the Company relating to any of such matters.

                   (f) Neither any of the Sellers nor the Company is subject to any Material inquiry or dispute of any nature with the United States Department of Health and Human Services (Medicare), the New York State Department of Social Services (Medicaid), the New York State Deputy Attorney General for Medicaid Fraud Control, the New York State Department of Health, or any other federal, State or local governmental agency that regulates or has the authority to regulate the Company or Business of the Company which would have a Material adverse effect on the Company's financial condition. Neither any of the Sellers nor the Company is subject to any Material inquiry or dispute with any insurance company or other entity responsible for paying or administering reimbursement for Products and services of the Company and its Business.

        4.25 Company Employees. Schedule 4.25 attached hereto sets forth: (a) a complete list of all of the Company's employees and rates of pay, (b) true and correct copies of any and all fringe benefits and personnel policies, (c) the employment dates and job titles of each such person, (d) categorization of each such person as a full-time or part-time employee of the Company and (e) a list of all ex-employees of the Company utilizing or eligible to utilize COBRA (health insurance). For purposes of this Section, "part-time employee" means an employee who is employed for an average of fewer than twenty-hours per week or who has been employed for fewer than six (6) of the twelve (12) months preceding the date on which notice is required pursuant to the Worker Adjustment and Retraining Notification Act ("WARN"), 29 U.S.C.
Section 2102 et seq. Except as provided in Schedule 4.5, the Company has no employment agreements with its employees and all such employees are employed on an "at will" basis.

        4.26 Labor Relations. The Company is not a party to any labor contract, collective bargaining agreement, contract, letter of understanding, or any other arrangement, formal or informal, with any labor union or organization which obligates the Company to compensate the Company's employees at prevailing rates or union scale, nor are any of its employees represented by any labor union or organization. There is no pending or, to the best knowledge of Sellers, asserted labor dispute, work stoppage, unfair labor practice complaint, strike, administrative or court proceeding or order between the Company and any present or former employee(s) of the Company which Sellers' reasonably believe will result in litigation. There is no pending or, to the best knowledge of Sellers, asserted, suit, action, investigation or claim between the Company and any present or former employee(s) of the Company which Sellers' reasonably believe will result in litigation. There has not been any labor union organizing activity at any location of the Company, or elsewhere, with respect to the Company's employees within the last three years.

        4.27 WARN Act. Since ninety (90) days prior to the date hereof, the Company has not temporarily or permanently closed or shut down any single site of employment or any facility or any operating unit, department or service within a single site of employment, as such terms are used in WARN.


ARTICLE 5          REPRESENTATIONS AND WARRANTIES OF BUYER.

        As an inducement to Sellers to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer hereby represents and warrants to the Sellers that as of the date of this Agreement:

        5.1 Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is duly qualified to conduct business and is in good standing in each of the jurisdictions in which it conducts business where the failure to be so qualified would have a material adverse effect on Buyer's business or assets.

        5.2 Compliance with Law. There are no licenses, permits, approvals, registrations, qualifications, certificates or other authorizations including those of any governmental authority, court or regulatory body, that are required to be obtained by Buyer in order to permit Buyer to execute and deliver and consummate and perform the transactions contemplated by this Agreement and the Related Agreements to which Buyer is a party.

        5.3        Authority and Compliance.

                   (a) Buyer has full corporate power and authority to execute and deliver this Agreement and the Related Agreements to which it is a party and to perform the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such Related Agreements by Buyer has been duly authorized and approved by all requisite corporate action on the part of the Buyer. This Agreement and each of the Related Agreements to be executed by Buyer constitutes a legal, valid and binding obligation of Buyer enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors rights generally and (ii) the remedy of specific performance and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                   (b) The execution and the delivery of this Agreement and the Related Agreements and the consummation and performance by Buyer of the transactions contemplated thereby will not: (i) violate the Certificate of Incorporation or By-Laws of Buyer; (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any instrument, agreement, mortgage, judgment, order, award, or decree to which Buyer is a party or by which Buyer is bound or (iii) give any third party the right under any instrument, agreement, mortgage, judgment, order, award or decree to terminate, modify or otherwise change the rights or obligations of Buyer under such instrument, agreement, mortgage, judgment, order, award or decree.

        5.4 No Finder. Buyer has not paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions provided for in this Agreement.

        5.5 Legal Proceedings, Etc.

                   (a) Buyer is not subject to or in default with respect to any indictment, order, injunction, decree or award of any court, arbitrator or governmental agency which would adversely affect the ability of the Buyer to execute, deliver and carry out its obligations under this Agreement and the Related Agreements or have a material adverse effect on Buyer's business. There are no claims or actions pending, or to Buyer's best knowledge, threatened in writing against Buyer before any court, governmental authority, or arbitrator, which question or challenge the validity of this Agreement or any of the Related Agreements or any action taken, or to be taken, by Buyer pursuant to this Agreement or any of the Related Agreements, or in connection with the transactions contemplated hereby or thereby, which, if decided adversely against Buyer, would have a material adverse effect upon the ability of Buyer to carry out its obligations under this Agreement or any Related Agreement or have a material adverse effect on Buyer's business.

                   (b) Buyer has not received written notice of any claim for any action or proceeding, against Buyer (or any officer, director, employee, agent of Buyer) arising out of any statute, ordinance or regulation relating to wages, collective bargaining, discrimination in employment or employment practices or occupational safety and health standards (including, without limitation, the Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, as amended, the Occupational Safety and Health Act, the Age Discrimination in Employment Act of 1967 or the Americans With Disabilities Act).

                   (c) Buyer has not made any kickback, bribe or payment to any person or entity, directly or indirectly, for referring, recommending or arranging current business or patients with, to or for Buyer, which action could have a material adverse effect on the business of Buyer. None of Buyer's current contracts and no current activity of Buyer violates Paragraph 1877 of the Social Security Act or any similar provision of applicable state law in any material respect. None of Buyer's current contracts and no current activity of Buyer violates provisions of applicable state law relating to the corporate practice of medicine in any material respect.

        5.6 No Omissions or Untrue Statements. To Buyer's knowledge, without having made any investigation, no representation or warranty made by Buyer in this Agreement (including the Exhibits and Schedules hereto) or in any Certificate or other instrument furnished or to be furnished by Buyer to Sellers pursuant hereto, or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading and which would have a material adverse effect on Buyer.

        5.7 Absence of Certain Events. To Buyer's knowledge without undertaking any inquiry, since March 31, 1996, Buyer has not, other than in the ordinary course of business consistent with past practices:

                   (a) incurred or discharged any liabilities, except for (i) indebtedness to The Bank of New York and (ii) the settlement of the Adams litigation;

                   (b) except as required in connection with the transactions contemplated by this Agreement, transferred any of its assets or properties;

                   (c) subjected any of its assets to any encumbrance, except security interests granted in favor of The Bank of New York;

                   (d) made or suffered any amendment or termination of any Material contract, or waived any Material debts, claims or rights, including intellectual property rights, except in connection with the settlement of the Adams litigation;

                   (e) suffered any Material damage to its tangible assets, destruction or casualty loss;

                   (f) suffered any labor trouble involving any union or other group of employees or suffered the loss of any key employee;

                   (g) increased the salaries, benefits or other compensation of, or made any advance or loan to, any of its officers or employees of the Company;

                   (h) made any capital expenditure or capital addition or betterment (including any capitalized lease transaction), other than the construction currently being undertaken at its Mt. Vernon, New York, facility;

                   (i) changed any of the accounting practices followed by it;

                   (j) entered into any agreement or made any commitment to take any of the types of action described in subparagraphs (a) through (i) above or

                   (k) suffered any change to its business which, either individually or in the aggregate, had or will have a material adverse effect on Buyer's financial condition.

        5.8 Taxes. Buyer has timely filed all local, state and federal tax returns required to be filed by it as of the date of this Agreement and has paid all taxes shown as due on such tax returns.

        5.9 Business Operations.

                   (a) To Buyer's knowledge, without undertaking inquiry, Buyer has all permits, licenses and other authorizations necessary for the operation of its business as currently conducted. To Buyer's knowledge without undertaking any inquiry, its business is currently conducted in compliance with all applicable laws, rules and regulations, and all applicable statements and reports required to be filed by law as to which its Business is currently subject have been filed by Buyer. Buyer is not in violation of any applicable federal, State or local laws, rules or regulations, which singly or in the aggregate would have a material adverse effect on its business or Buyer. To Buyer's knowledge, without undertaking any inquiry, Buyer currently conforms with all policies, procedures, contracts, laws, rules and regulations with respect to reimbursement from any source, including governmental sources (including without limitation Medicare and Medicaid), third party payors and individual payors. Buyer has not made any payment or other inducement to any individual or entity in return for buying, leasing or renting, using or ordering products or services from Buyer, or in return for referring or influencing another individual or entity to buy, lease or rent, use or order products or services from Buyer, which arrangement is in effect on the date hereof. Buyer has not received any payment or other inducement from any individual or entity in return for buying, leasing or renting, using or ordering products or services from any health care provider or in return for referring or influencing another individual or entity to buy, lease or rent, use or order products or services from any health care provider, which arrangement is in effect on the date hereof.

                   (b) To Buyer's knowledge and without undertaking any inquiry,
(i) each employee of Buyer who Buyer employs as a licensed respiratory therapist has all licenses and permits required for each such employee to perform such employee's designated functions and duties for Buyer in connection with conducting its business, and there exists no waivers or exemptions relating thereto and (ii) there is no default under, nor does there exist any grounds for revocation, suspension or limitation of, any such licenses and permits.

                   (c) Buyer is duly accredited by the Joint Commission on Accreditation of Health Care Organizations ("JCAHO") to operate and conduct the Business.

        5.10 Medicare, Medicaid and Other Third-Party Payors.

                   (a) Buyer participates in the Programs. To Buyer's knowledge, without undertaking any inquiry, Buyer is in compliance in all material respects with all of the terms, conditions and provisions of its Program Agreements.

                   (b) No notice of any offsets against future reimbursements under or pursuant to the Programs has been received by Buyer. There are no pending appeals, adjustments, challenges, audits, litigation or notices of intent to recoup past or present reimbursements with respect to the Programs. Buyer has not been subject to or threatened with loss of waiver of liability for utilization review denials with respect to the Programs during the past twelve
(12) months, nor has Buyer received written notice of any pending or threatened decertification or other loss of participation in any of the Programs.

                   (c) Buyer currently has contractual arrangements with Blue Cross and other third party payors. Buyer is, and will be at the time of Closing, in full compliance with all of the material terms, conditions and provisions of such contracts.

                   (d) All liabilities and contractual adjustments of the Buyer under any third party payor or reimbursement programs in excess of Twenty-Five Thousand Dollars ($25,000) individually have been properly reflected and adequately reserved for in Buyer's audited Financial Statements.

                   (e) Buyer is not now subject to any Material asserted claim or lawsuit with respect to tax, environmental, Medicare and Medicaid fraud laws, third party reimbursement for Buyer's products or services or product liability matters, nor, to the best knowledge of Buyer, is there any basis for any Material claim to be made against Buyer relating to any of such matters.

                   (f) The Buyer is not subject to any Material inquiry or dispute of any nature with the United States Department of Health and Human Services (Medicare), the New York State Department of Social Services (Medicaid), the New York State Deputy Attorney General for Medicaid Fraud Control, the New York State Department of Health, or any other federal, State or local governmental agency that regulates or has the authority to regulate Buyer or its business which would have a material adverse effect on Buyer's financial condition. Buyer is not subject to any Material inquiry or dispute with any insurance company or other entity responsible for paying or administering reimbursement for products and services of Buyer and its business.

        5.11 Labor Relations. Buyer is not a party to any labor contract, collective bargaining agreement, contract, letter of understanding, or any other arrangement, formal or informal, with any labor union or organization which obligates Buyer to compensate Buyer's employees at prevailing rates or union scale, nor are any of its employees represented by any labor union or organization. There is no pending or, to the best knowledge of Buyer, asserted labor dispute, work stoppage, unfair labor practice complaint, strike, administrative or court proceeding or order between Buyer and any present or former employee(s) of Buyer which Buyer reasonably believe will result in litigation. There is no pending or, to the best knowledge of Buyer, asserted, suit, action, investigation or claim between Buyer and any present or former employee(s) of Buyer which Buyer reasonably believe will result in litigation. There has not been any labor union organizing activity at any location of Buyer, or elsewhere, with respect to Buyer's employees within the last three years.

ARTICLE 6          CLOSING PROCEDURES.

        Subject to the fulfillment of the conditions precedent specified the following will occur:

        6.1 Closing Date. The Closing shall take place at the offices of Buyer simultaneous to the execution of this Agreement.

        6.2 Closing Deliveries of Sellers. Simultaneous to the execution of this Agreement, Sellers shall deliver to Buyer the following:

                   (a) Stock certificates evidencing the Shares (or affidavits of lost stock certificates in form acceptable to Buyer) and such stock powers and other instruments as are necessary or reasonably desirable to vest in Buyer all right, title and interest in and to the Shares;

                   (b) all of the documents, Related Agreements, instruments and opinions required to be delivered by Sellers to Buyer under this Agreement;

                   (c) A list certified by an officer of the Company setting forth the names of all of the officers and directors of the Company;

                   (d) The minute books, stock ledgers and other similar corporate records of the Company;

                   (e) Copies of the final tax returns of Metropolitan Home Care Services, Inc., Metropolitan Respirator Service of New Jersey, Inc. and Home Diagnostic Services, Inc and an undertaking to promptly file such returns and to file with the appropriate Secretary of State Certificates of Dissolution for such corporations as soon as practicable, or an undertaking to provide such copies as soon as possible, if not available at the closing. Certified copies of such Certificates of Dissolution will be delivered by Sellers to Buyer promptly after being obtained by Sellers;

                   (f) The opinion of Gardner & Weiss, counsel for the Company, dated the Closing Date, reasonably satisfactory in form and substance to Buyer;

                   (g) Each of the Related Agreements to which Sellers are a party, duly executed and delivered by Sellers;

                   (h) All documents and instruments required to effect the change of control over the Company's bank accounts, money market accounts and safe deposit box to Buyer;

                   (i) A copy of the Company's liability insurance policy in effect as of the date hereof and satisfactory evidence of the payment of all premiums due thereon through the date hereof, which insurance provides coverage for the Company of at least $1,000,000.00 for personal injury and/or property damage resulting from the Company's products and related services sold, leased or distributed prior to the date hereof;

                   (j) Investor suitability letters in the form attached hereto as Exhibit 6.2(j);

                   (k) The March 31 Compilation;

                   (l) Certificates of accreditation issued by the JCAHO, and copies of the most recent JCAHO accreditation survey report, including a list of deficiencies, if any, and

                   (m) Certified copies of the Company's Certificate of Incorporation and By-Laws.

        6.3 Closing Deliveries of Buyer. Simultaneous to the execution of this Agreement, Buyer shall deliver to Seller the following:

                   (a) Certified checks or wire transfers in the aggregate amount of Two Million Eight Hundred Thousand Dollars ($2,800,000) to Fargnoli, Rocco and Burdi, as provided in Section 2.2(a);

                   (b) The Notes;

                   (c) The return of the personal guarantees issued by Fargnoli,and Rocco guaranteeing the Outstanding Debt, to be delivered to Fargnoli and Rocco no later than May 31, 1997;

                   (d) Copies of resolutions duly adopted by Buyer's Board of Directors authorizing the transactions contemplated hereby, certified by the Secretary of Buyer as being true, complete and in effect as of date hereof;

                   (e) The opinion of Nordlicht & Hand, counsel for Buyer, dated the Closing Date, reasonably satisfactory in form and substance to Sellers and

                   (f) Each of the Related Agreements to which Buyer is a party, duly executed and delivered by Buyer.


ARTICLE 7          ENVIRONMENTAL MATTERS.

        7.1        Definitions.

                   (a) "Company's Facilities" shall mean the Facilities and all other real property owned, leased or occupied by the Company at any time prior to the Closing.

                   (b) "Environmental Condition" shall mean the presence of Hazardous Materials at the Company's Facilities which requires removal, remediation, or corrective action pursuant to standards established under applicable Environmental Laws or orders or other directives from any local, state or federal government agency.

                   (c) "Environmental Laws" shall mean any applicable laws relating to or imposing liability or standards of conduct concerning hazardous or toxic materials and substances, air pollution (including noise and odors), water pollution, liquid and solid waste, pesticides, drinking water, community and employee health, environmental land use management, stormwater, sediment control, radiation, wetlands, endangered species, environmental permitting and petroleum products, whether now in effect or becoming effective at any time after the date hereof, including but not limited to those dealing with public health and safety and the protection of the environment, such as the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. 136 et seq., as amended; the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., as amended; the Clean Water Act, 33 U.S.C. 1251 et seq., as amended; the National Environmental Policy Act, 42 U.S.C. 4321 et seq., as amended; the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., as amended; the Clean Air Act, 42 U.S.C. 7401 et seq., as amended; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. 11001 et seq., as amended; the Occupational Safety and Health Act, 29 U.S.C. 651 et seq., as amended; the Resource Conservation and Recovery Act, as amended; all New York State, county and local laws and ordinances relating to environmental, health and safety matters; and all rules and regulations promulgated pursuant to such federal, State, county and local laws and ordinances.

                   (d) "Hazardous Material" means any pollutant, contaminant, hazardous, toxic or dangerous waste, substance or material, including, but not limited to, any chemical products, petroleum substances, PCBs, asbestos, urea formaldehyde, ammonia, nitrates, semi-volatile or purgeable organic, flammable explosives, radioactive materials, hazardous waste, metals or other materials or substances defined as or included in the definition of substances defined as "hazardous substances," "hazardous materials," "solid waste," "hazardous waste," "toxic substances" or analogous definitions under any Environmental Law.

                   (e) "Material Compliance" means compliance which is not reasonably likely to produce any material adverse change in or effect on the operations, properties or condition (financial or otherwise), assets or liabilities of the Company and which would not result in civil or criminal liability to the Buyer, the Company or any individual.

        7.2 Environmental Representations and Warranties. Sellers represent and warrant that:

                   (a) To Sellers knowledge, without undertaking any inquiry, there have been no studies, reports, notices, orders, warnings or similar documents undertaken or created analyzing, describing or otherwise relating to Environmental Conditions or activities at the Company's Facilities;

                   (b) To Sellers' knowledge, without undertaking any inquiry, there has been no spill, discharge, burial, release, seepage or infiltration of any Hazardous Material at, on or from the Company's Facilities in amounts which exceed reportable thresholds under applicable Environmental Laws;

                   (c) To Sellers' knowledge, without undertaking any inquiry, there have not been any underground or aboveground storage tanks at the Company's Facilities during the times such facilities were owned or occupied by the Company;

                   (d) To Sellers' knowledge, without undertaking any inquiry, there is no condition at the Company's Facilities which could cause the imposition of a lien or assessment of penalties against the Company or any of the Company's assets or which could require remediation under any Environmental Law;

                   (e) To Sellers' knowledge, without undertaking any inquiry, the Company has all federal, state and local permits, approvals and authorizations related to environmental matters required by applicable Environmental Laws to operate the Facility in the manner conducted prior to the date hereof;

                   (f) To Sellers' knowledge, without undertaking any inquiry, the handling and disposal of all Hazardous Materials used or produced by the Company has been conducted in Material Compliance with all applicable Environmental Laws and

                   (g) The Company has not received any written notice that its activities fail to comply in any respect with any Environmental Law.

        7.3 Application of Article 9 . The indemnification provisions of Article 9 hereof shall be applicable in the event of any breach of Sellers' representations and warranties under Section 7.2 above.


ARTICLE 8          CERTAIN COVENANTS OF THE PARTIES

        8.1 Third Party Consents. To the extent the transactions contemplated hereby will constitute an assignment of the Company's rights under any agreement, contract, lease or other property which requires the consent of any person not a party to this Agreement,and the parties jointly agree to close without having previously obtained such consent, Sellers will use their best efforts to obtain such consent as soon as practicable following the closing, unless such obligation is waived in writing by Buyer.

        8.2 Medicare and Medicaid Reporting. Subject to the limitations on Sellers' indemnification obligations set forth in Section 9.5 hereof, Sellers shall assume and be responsible for any Material liability incurred by the Company as a result of the actual improper filing of all reports and claims of every kind, nature or description required by law or by written or oral contract to be filed with respect to the purchases of services by third party payors, including, without limitation, Medicare, Medicaid and Blue Cross. In addition, if any Material adverse adjustments or offsets regarding operations of the Company on or after the date hereof are the result of the willful acts of omissions, or gross negligence, of the Company, Sellers, and/or the Company's employees, representatives and agents on or prior to the date hereof, Sellers shall also be responsible for such adjustments and offsets(subject to the limitations set forth in Section 9.5).

        8.3 Cooperation. Buyer and Sellers shall cooperate with each other and proceed, as promptly as is reasonably practicable, to prepare and file the notifications and other filings required by applicable law in connection with the transactions described in this Agreement, to seek to obtain all necessary consents and approvals from lenders, lessors and other third parties, and to endeavor to comply with all other legal or contractual requirements for or preconditions to the execution, consummation and performance of this Agreement.

        8.4 Confidentiality. Sellers shall keep all financial, technical and other information concerning the Company known to them strictly confidential and shall not disclose any of such information to any third party, except in connection with (i) disclosure of information which is generally known by others engaged in activities similar to the Company or which has been publicly disseminated through no fault of Sellers, (ii) information necessary for the preparation of Sellers' tax returns and responses to any audits or inquiries of tax regulatory authorities and (iii) disclosure of information which is compelled by operation of law, provided that in each case, Sellers will deliver written notice to Buyer before making any such disclosure. Sellers shall use reasonable efforts to ensure that such information is not used or disclosed by any other persons or entities except as permitted by this Agreement. Sellers acknowledge the competitive value and confidential nature of such information and the damage that would result to Buyer and the Company if such information is disclosed to a third party or used by Sellers in violation of this Agreement. Accordingly, Sellers agree that both injunctive relief and monetary relief, alone or in combination, are appropriate remedies for any breach of this Section
8.4 by Sellers or their advisors.

        8.5 Insurance. Buyer will cause the Company to maintain no less then its current insurance coverage so long as Sellers are subject to the provisions of
Article 9 hereof.

        8.6 Automobile. Title to the 1994 Lexus currently used by Fargnoli is being simultaneously transferred to Fargnoli by the Company.

ARTICLE 9          INDEMNIFICATION.

        9.1 Indemnification of Buyer. Subject to the provisions of Section 9.5 hereof, from and after the date hereof, Sellers shall each jointly and severally defend, indemnify and hold harmless Buyer from and against:

                   (a) any and all Material obligations of the Company which are not disclosed in this Agreement or the Financial Statements or the March 31, 1997 Compilation;

                   (b) any and all damages, losses and liabilities resulting from or relating to the Company and/or Operational Matters arising on or prior to the Closing Date, (including claims made after the Closing Date which relate to matters or events in existence or which arose prior to the Closing Date), including, without limitation, all liabilities arising from the provision, shipment, sale, lease or rental prior to the Closing Date of Products and services of the Company, whether accrued, absolute, contingent or otherwise;

                   (c) excluding what is covered by Sections 9.1(a) and 9.1(b) above, any and all damages, losses and liabilities whatsoever resulting from any misrepresentation or nonfulfillment of any covenant or agreement on the part of Sellers hereunder, under any certificate or other instrument furnished or to be furnished under this Agreement, and

                   (d) any and all actions, suits, claims, proceedings, investigations, audits, demands, assessments, fines, judgments, costs and other reasonable expenses (including reasonable legal fees) arising out of or incident to any of the foregoing.

        9.2 Indemnification of Sellers. From and after the Closing Date, Buyer shall defend, indemnify and hold harmless Sellers from and against:

                   (a) any and all obligations of the Company disclosed in this Agreement or the Financial Statements or the March 31, 1997 compilation;

                   (b) any and all damages, losses and liabilities resulting from or relating to the Company and/or Operational Matters arising after the Closing Date including, without limitation, all liabilities arising from the provision, shipment, sale, lease or rental after the Closing Date of Products, and services of the

Company (excluding liabilities arising from or relating to the service, maintenance and repair of Products on or prior to the Closing Date), whether accrued, absolute, contingent or otherwise;

                   (c) excluding what is covered by Sections 9.2(a) and 9.2(b) above, any and all damages, losses and liabilities whatsoever resulting from any misrepresentation or any breach of any warranty or nonfulfillment of any covenant or agreement on the part of Buyer hereunder, under any certificate or other instrument to be furnished under this Agreement, or under any of the Related Agreements and

                   (d) any and all actions, suits, claims, proceedings, investigations, audits, demands, assessments, fines, judgments, costs and other reasonable expenses (including reasonable legal fees) arising out of or incident to any of the foregoing;

                   (e) any and all other obligations of the Company which Sellers are not responsible for pursuant to the terms of this Agreement;

                   (f) any and all actions, suits, claims, proceedings, investigations, audits, demands, assessments, fines, judgments, costs and other reasonable expenses (including reasonable legal fees) arising from Fargnoli's and Rocco's personal guarantees of the Outstanding Debt; and

                   (g) any and all actions, suits, claims, proceedings, investigations, audits, demands, assessments, fines, judgments, costs and other reasonable expenses (including reasonable legal fees) resulting from a litigation commenced against any Seller by Prince arising from the execution of this Agreement or the consummation of the transactions contemplated hereby.

        9.3 Indemnification Procedures Involving Only Sellers and Buyer. Any party to this Agreement asserting a claim for indemnification in connection with this Agreement shall proceed as follows:

                   (a) Notice. The party asserting the claim shall so notify the other party in writing, setting forth the provision of this Agreement under which the claim is made, and in reasonable detail the grounds therefor. The date on which such notice is sent is the "Notice Date."

                   (b) Good Faith Discussions. Within ten (10) days after the Notice Date, the parties shall meet, either in person or by telephone, for the purpose of resolving the claim. Both parties agree that they will meet and negotiate in good faith for this purpose. Such discussions and negotiations shall be conducted in accordance with the provisions for dispute resolution set forth in Section 10.9(a) and (b).

        9.4 Certain Procedures Regarding Indemnification of Third Party Claim, Etc. All claims for indemnification under this Agreement shall be made as follows: In the event a claim or demand is made by a third party against an Indemnitee, the Indemnitee shall promptly notify the Indemnitor of such claim or demand, specifying the nature and the amount (the "Claim Notice"). The Indemnitee shall be responsible for handling the defense of such matter. The Indemnitee shall keep the Indemnitor informed of all material developments in such matter and will permit the Indemnitor (at Indemnitor's sole cost and expense) to participate in settlement negotiations or the defense of any matter for which the Indemnitor is liable hereunder through counsel chosen by the Indemnitor. The Indemnitee agrees to preserve and provide access to all evidence that may be useful in defending against such claim and to provide reasonable cooperation in the defense thereof or in the prosecution of any action against a third party in connection therewith. The Indemnitee's defense of any claim or demand shall not constitute an admission or concession of liability therefor or otherwise operate in derogation of any rights the Indemnitee may have against the Indemnitor or any third party.

        9.5 Limitations on Indemnity.

                   (a) The aggregate liability of Sellers for all claims made against it under this Agreement for indemnification for Operational Matters will be Nine Hundred Thousand ($900,000), provided that if the reason for such liability is the commission of fraud by any Seller or by the Company prior to the Closing, there shall be no limit on the amount of Sellers' indemnification obligations hereunder, provided that only those Sellers who are responsible for the commission of the fraud shall be liable to Buyer hereunder for losses and liabilities resulting from the commission of the fraud. Claims by Buyer for indemnification for Operational Matters may not be made after the first anniversary of the Closing.

                   (b) With respect to (i) taxes owed by Sellers or the Company (including matters relating to Employee Benefit Plans) and

(ii) medicare and medicaid regulatory matters. Without limiting the generality of the foregoing, claims for breaches of the representations and warranties of Sellers set forth in Sections 4.7(c), 4.14, 4.17 and 4.24, above, are excluded from the limitations on indemnification set forth above, and shall be treated pursuant to this Section 9.5(b). Claims by Buyer for indemnification for the matters covered in this Section 12.5(b) may not be made after the third anniversary of the Closing. Sellers shall have no liability for any claim of the type described in this Section 9.5(b) under which the total liability is less than Twenty Five Thousand Dollars ($25,000) and will have no liability for the first Twenty Five Thousand Dollars ($25,000) of any claim under this Section 9.5(b) under which the total liability exceeds Twenty Five Thousand Dollars ($25,000); provided, however, that if more than four claims in excess of Twenty Five Thousand Dollars ($25,000) arise under this Section 9.5(b), commencing with the fifth claim, Sellers will be responsible for the full amount of the claim, subject to the other limitations set forth in this Section 9.5.

                   (c) With respect to any matter which results in litigation, arbitration or other proceedings involving either the Company or Buyer, Sellers shall have no liability for any settlement or award of any court, arbitrator, agency or other tribunal against Buyer or the Company for any matter under which Buyer is entitled to indemnification under this Agreement unless the total award against Buyer or the Company exceeds Ten Thousand Dollars ($10,000) and Sellers will have no liability for the first Ten Thousand Dollars ($10,000) of any claim for indemnification under this Section 9.5(c) pursuant to which the total liability of Buyer or the Company exceeds Ten Thousand Dollars ($10,000); provided, however, that if more than four litigations or other proceedings result in awards against Buyer and/or the Company in excess of Ten Thousand Dollars ($10,000), commencing with the fifth such award, Sellers will be responsible for the full amount of the claim, subject to the other limitations set forth in this Section 9.5. With respect to legal fees and expenses incurred by the Company and/or Buyer in defending, negotiating a settlement or investigating such matters, Sellers will be responsible for and will reimburse Buyer for the first Twenty Five Thousand Dollars ($25,000) of such fees and expenses for each of the first four proceedings brought against the Company and/or Buyer, with Buyer paying the remainder of such expenses. Commencing with the fifth such proceeding, Buyer shall be responsible for One Hundred Percent (100%) of such legal fees and expenses. Claims by Buyer for indemnification for matters covered in this Section 9.5(c) may not be made after two years from the date hereof. For the purpose of clarification, if Buyer receives notice of a litigation or other legal proceeding during such two year period and notifies Seller of its intent to seek indemnification for such claims pursuant to this Section 9.5(c), Sellers will be fully responsible for any award and legal fees incurred by Buyer to the extent described in this Section, whether or not the award is paid and fees paid during the two year period, or thereafter. However, Sellers will not have any liability for litigation or other legal proceedings commenced after the termination of the two year period.

                   (d) A basket of up to Six Hundred Fifty Thousand Dollars ($650,000) (the "Basket") shall apply to the all claims for indemnification ultimately resolved to be owed to Buyer hereunder, except for claims arising from the commission of fraud by the Company or any Seller, to which the Basket will not apply. The Basket is subject to reduction for all expenses related to the Company's pension plan and the legal, accounting and other professional fees of Sellers which are paid by Buyer. In addition, to the extent that the Outstanding Debt exceeds Eight Hundred Thousand Dollars ($800,000) and is not otherwise paid by Sellers, the excess amount shall also be deducted from the Basket. In the event that there are insufficient funds remaining in the Basket for Sellers to use, Sellers will have the right to use a second basket of the Two Hundred Thousand Dollars ($200,000) for claims covered by Section 9.5(b) and 9.5(c).

                   (e) Notwithstanding anything else herein to the contrary, the liability of each of the Sellers with respect to any matter for which Sellers are required to indemnify Buyer hereunder shall be limited to the a percentage based on the total percentage of the Purchase Price paid to each Seller, as follows: Fargnoli, 42.85714%, Rocco, 46.66666% and Burdi, 10.47619%. For
example, if, after application of all thresholds and the Basket provided for herein, Sellers are required to indemnify Buyer for a $100,000 liability, such liability will be divided among Sellers as follows: Fargnoli, $42,857.14, Rocco, $46,666.66 and Burdi, $10,476.19.

                   (f) Notwithstanding anything else herein to the contrary, Sellers will have no responsibility for any matter which is fully covered by the Company's or Buyer's insurance.

                   (g) Notwithstanding anything else herein to the contrary, Buyer will not seek indemnification from Sellers for any matter which Buyer has been advised in writing prior to the date hereof might constitute a misrepresentation, breach of warranty or breach of covenant by any Seller, or which Buyer, in the course of its due diligence acting in good faith, has discovered and failed to disclose to Sellers.

                   (h) Notwithstanding anything else herein to the contrary, while the parties believe that the Stockholders Agreement is of no further force and effect, if there is a breach of any representation or covenant of Sellers hereunder or as a result of any circumstances arising out of the Stockholders Agreement, Buyer will not seek indemnification hereunder from Sellers for such breach.

        9.6 Application of Notes. In the event Sellers have any obligation to indemnify Buyer under this Article 9 after the application of all thresholds and the Basket, Buyer will be entitled to and agrees to first offset amounts due Sellers under the notes against Sellers' indemnification obligations hereunder.


ARTICLE 10         MISCELLANEOUS MATTERS.

        10.1 Survival of Representations and Warranties. All representations and warranties shall survive the Closing for the time periods applicable pursuant to
Section 9.5 hereof.

        10.2 Further Assurances; Access to Records. At any time and from time to time after the date hereof, at the request of Buyer and without further consideration, Sellers shall execute, acknowledge and deliver all such further documents, and shall do and perform all such further acts and deeds, as may reasonably be requested to more effectively vest in Buyer the rights and benefits intended to be conferred hereby and to consummate more effectively the transactions contemplated hereby. Buyer shall make available to Sellers after the date hereof such records regarding the Company as Seller may require for the purposes set forth in Section 8.4.

        10.3 Mail. After the date hereof and for a period of one year thereafter, Buyer shall remit to Sellers all mail and other communications received by Buyer that does not relate to the Company, and Sellers shall remit to Buyer all mail and other communications received by Sellers that relates to the Company.

        10.4 Changes, Waivers. This Agreement may not be changed in any manner except by a written agreement signed by each of the parties hereto. The failure of any party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way affect the validity of this Agreement or any part thereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

        10.5 Expenses, Etc. Buyer and Sellers shall be responsible for and bear all of its or their own costs and expenses (including without limitation attorneys' fees and costs, accountants' fees and costs and other professionals' fees and costs) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the Related Agreements and the consummation of the proposed transactions described in this Agreement; provided that Sellers shall have the option of requiring Buyer to pay such professional fees, in which case such payment shall be deducted from the Basket as described in Section 9.5 above. Sellers shall be responsible for the purchase of any stock transfer stamps and payment of any assignment, recording or filing fees triggered by or imposed upon the transactions contemplated by this Agreement. No broker's, finder's or similar fees shall be payable in connection with the proposed transactions described in this Agreement, except as set forth in
Section 4.10, and each party to this Agreement shall indemnify the other parties hereto with respect to any such fees.

        10.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of such counterparts together shall be deemed to be one and the same instrument.

        10.7 Contents of Agreement; Parties in Interest; Assignment, Etc.


                   (a) This Agreement, including the Schedules and Exhibits hereto and the documents referred to herein, sets forth the entire understanding and agreement of the parties hereto with respect to the subject matter hereof. All previous agreements, promises, representations, commitments and understandings, whether verbal or written, between the parties regarding the subject matter hereof are merged into and superseded by this Agreement. All representations, warranties, covenants, terms and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective legal representatives, successors and permitted assigns of the parties hereto. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto and their respective successors and permitted assigns any rights or remedies under or by reason of this Agreement or any Related Agreement.

                   (b) This Agreement may not be assigned by any party hereto without the prior written consent of the other party.

        10.8 Conflict with Related Agreements. In the event that the terms of this Agreement conflict with the terms of any of the Related Agreements, the terms of this Agreement shall govern.

        10.9 Dispute Resolution.

                   (a) Good Faith Negotiation. In the event of any controversy, claim or dispute, the party initiating the controversy, claim or dispute shall provide to the other party a written notice containing a brief and concise statement of the matter, together with relevant supporting facts. During a period of sixty (60) days or such longer period as mutually agreed, the parties shall attempt to settle the matter by good faith negotiation. Such efforts shall include, but not be limited to, full presentation by each party of its claims, with or without counsel, with the presentation of Sellers to be made to the Chief Executive Officer of Buyer.

                   (b) Outside Decisionmaker. If efforts under Section 10.9(a) are not successful, the dispute shall be referred to an outside decisionmaker. Such decisionmaker shall be a person reasonably acceptable to Buyer and a majority of Sellers. If the parties cannot agree on one person, then each shall select one person and those two individuals shall hear the claim. If they cannot arrive at a unanimous decision, then they shall select a third person who shall act independently. The decision of the outside decisionmaker(s) shall not be binding on the parties, but shall be used as a basis for resolving disputes prior the institution of litigation. In any case, the outside decisionmaker(s) shall be required to render a decision on the claim in writing within thirty
(30) days of being retained for this purpose by either party, or sixty (60) days if a third person is necessary. The costs and expenses of this decisionmaker shall be shared equally by the parties. Failure to comply with Sections 10.9(a) and 10.9(b) with respect to any controversy, claim or dispute shall be an absolute bar to the institution of any litigation or other proceeding.

                   (c) In the event any action is required to enforce the terms of this Agreement, the unsuccessful party in such action shall reimburse the prevailing party for all costs and expenses (including reasonable attorneys' fees) incurred by the prevailing party.

        10.10 Receipt of Monies or Other Assets. If any monies or other assets are received by Sellers or Buyer to which the other party is entitled in accordance with the terms of this Agreement, such party shall hold such monies or assets in trust and shall promptly notify and account therefor to the other within fifteen (15) days of receipt.

        10.11 Section Headings and Gender. The section headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof. The use of masculine or any other pronoun herein when referred to any party is for convenience only and shall be deemed to refer to the particular party intended regardless of the actual gender of such party.

        10.12 Schedules. The Schedules and Exhibits to this Agreement shall be construed with and as an integral party of this Agreement to the same extent as if the same had been set forth verbatim herein.

        10.13 Notices. All notices, consents, waivers or other communications which are required or permitted hereunder shall be in writing and shall be sufficient if delivered personally (including by means of a nationally recognized overnight courier service for which a written receipt is given) or by registered or certified mail, return receipt requested, postage prepaid, or by facsimile transmission providing a receipt, as follows (or to such other address as shall be set forth in a notice given in the same manner):

                   IF TO BUYER:
                           Mr. Alan T. Sheinwald
                           President and Chief Executive Officer
                           Community Care Services, Inc.
                           18 Sargent Place
                           Mount Vernon, New York 10550
                           FAX: 914-665-9063

                   WITH A REQUIRED COPY TO:
                           Ira G. Nordlicht, Esq.
                           Nordlicht & Hand
                           645 Fifth Avenue
                           New York, New York 10022
                           FAX:  212-421-0499

                   IF TO SELLERS:
                           Mr. Donald Fargnoli
                           4 Martine Avenue
                           White Plains, New York 10606

                           Mr. Louis Rocco
                           34 Devon Road
                           Rockville Centre, New York 11570

                           Mr. Saverio D. Burdi
                           100 Cleveland Avenue
                           Rockville Centre, New York 11570

                   WITH REQUIRED COPIES TO:
                           Kenneth H. Gardner, Esq.
                           Gardner & Weiss
                           100 Park Avenue
                           New York, New York 10017
                           FAX: 212-818-0477

                           Michael J. Comerford, Esq.
                           1225 Franklin Avenue, Suite 475
                           Garden City, New York 11530
                           FAX: 516-248-8907

All such notices shall be deemed to have been given on the date personally delivered, upon possession of a receipt establishing a facsimile transmission was received or five (5) days after being mailed in the manner provided above.

        14.14 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws.

        IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                                      /s/Donald Fargnoli
                                      -----------------------------
                                      Donald Fargnoli


                                      /s/Louis Rocco
                                      -----------------------------
                                        Louis Rocco


                                      /s/Saverio D. Burdi
                                      ------------------------------
                                      Saverio D. Burdi


                                      COMMUNITY CARE SERVICES, INC.



                                      By: /s/Alan T. Sheinwald
                                         ---------------------------
                                         Alan T. Sheinwald
                                         President and Chief Executive Officer

                                                      SCHEDULES


Schedule 1.14                        Facility Leases
Schedule 1.23                        Products
Schedule 2.2(a)                      Allocation of Purchase Price
Schedule 2.2(c)                      Allocation of Purchase Shares
Schedule 4.1(a)                      Subsidiaries
Schedule 4.1(b)                      Share Ownership
Schedule 4.2                         Consents and Approvals (Sellers)
Schedule 4.4(a)                      Machinery and Equipment
Schedule 4.4(c)                      Leases of Tangible Personal Property
Schedule 4.4(d)                      Inventory
Schedule 4.4(i)                      Accounts Receivable
Schedule 4.4(j)                      Records
Schedule 4.5                         Contracts
Schedule 4.7(a)                      Litigation
Schedule 4.8                         Customers
Schedule 4.9                         Suppliers
Schedule 4.11(g)                     Compensation and Benefits
Schedule 4.11(i)                     Change in Accounting Procedures
Schedule 4.16                        Bank Accounts
Schedule 4.17(a)                     Licenses and Permits
Schedule 4.19(b)                     Liabilities
Schedule 4.20                        Employee Benefit Plans
Schedule 4.22                        Relationships
Schedule 4.25                        Employees

                                                      EXHIBITS

Exhibit 2.1(b)(i) Non-Negotiable Convertible Promissory Note of Community Care Services, Inc. in favor of Donald Fargnoli.

Exhibit 2.1(b)(ii)      Non-Negotiable Convertible Promissory Note of Community
                        Care Services, Inc. in favor of Louis Rocco.

Exhibit 2.1(b)(iii)     Non-Negotiable Convertible Promissory Note of Community
                        Care Services, Inc. in favor of Saverio D. Burdi.

Exhibit 3.1(a) Employment Agreement between Community Care Services, Inc. and Donald Fargnoli

Exhibit 3.1(b) Employment Agreement between Community Care Services, Inc. and Louis Rocco

Exhibit 3.1(c) Employment Agreement between Community Care Services, Inc. and Saverio D. Burdi

Exhibit 3.2(a) Non-Competition Agreement between Community Care Services, Inc. and Donald Fargnoli

Exhibit 3.2(b) Non-Competition Agreement between Community Care Services, Inc. and Louis Rocco

Exhibit 3.2(c) Non-Competition Agreement between Community Care Services, Inc. and Saverio D. Burdi

Exhibit 3.3             Form of Confidentiality Agreement

Exhibit 6.2(j)          Form of Investor Suitability Letter

                                  SCHEDULE 1.14
                                 FACILITY LEASES


Facility leases between Metropolitan Home Care Service, Inc and:

Frank & Claudio Iodice
3847-3849 Boston Road
Bronx, NY

Fred & James Filomio
3855 Boston Road
Bronx, NY

Bobron Bros.
87 Forest Avenue
Glen Cove, NY

                                  SCHEDULE 1.23
                                    PRODUCTS


See Schedule 4.4(d)

                                 SCHEDULE 2.2(a)

                          ALLOCATION OF PURCHASE PRICE

Donald Fargnoli                     $  970,598
Louis Rocco                         $1,063,502
Saverio D. Burdi                    $  765,900

                                 SCHEDULE 4.1(a)
                                  SUBSIDIARIES


Metropolitan Home Care Services, Inc.

Metropolitan Respirator Services of New Jersey, Inc.

                                 SCHEDULE 4.1(b)
                                 SHARE OWNERSHIP


Donald Fargnoli                             22.5

Louis Rocco                                 24.5

Saverio D. Burdi                             5.5

                                  SCHEDULE 4.2
                             CONSENTS AND APPROVALS


None

                                SCHEDULE 4.4 (a)
                             MACHINERY AND EQUIPMENT

                             METROPOLITAN HOME CARE
                                PROPERTY SCHEDULE

=============================================================================================================================
       AREA             DESKS      WANG        FASTRACK    PC'S   PHONE     FILE     FAX          MISC.
                            TERMINALS      TERMINALS             CABINET   MACHINE
=============================================================================================================================

WW Office                   1           1         1         1                                   1-computer desk
                                                                                                1-Wood Desk
-----------------------------------------------------------------------------------------------------------------------------
Respiratory Cube            2           2         1         2                                   1    Partitions
-----------------------------------------------------------------------------------------------------------------------------
DD Office                   1                     1                   1                         Wood desk and shelves
-----------------------------------------------------------------------------------------------------------------------------
Customer Service           12          12          11       1        11         4          2
-----------------------------------------------------------------------------------------------------------------------------
Rehab Room                  2           1           1       1         2         3               1-IBM Typewriter
                                                                                                2-Computer Desks
                                                                                                1-2D, 2-5D
-----------------------------------------------------------------------------------------------------------------------------
Wire Closet                                                                                     1-32 Port Mux
                                                                                                1-12 Port Mux
-----------------------------------------------------------------------------------------------------------------------------
Machine Room                                                                                    1-Fast Wang Printer
                                                                                                1-Fastrack Printer
                                                                                                1-Folding Machine
                                                                                                2-Electric Typewriters
-----------------------------------------------------------------------------------------------------------------------------
File Room                                                                                       1-Small step ladder/platform
                                                                                                1-Computer Desk
                                                                                                12-File Racks
-----------------------------------------------------------------------------------------------------------------------------
Respiratory Room                        1           2       1         3         2
-----------------------------------------------------------------------------------------------------------------------------
Billing                    10          10           7       3        10         5          1
-----------------------------------------------------------------------------------------------------------------------------
Rx Room                     6           7           2       5         7         2          1    1-4D
                                                                                                1-5D
-----------------------------------------------------------------------------------------------------------------------------
Purchasing                  2           1           1       1         2         4               2-5D
                                                                                                1-4D
                                                                                                1-3D
-----------------------------------------------------------------------------------------------------------------------------
Clean-up Room               1           3           4       2         5                         1 A/C Unit
                                                                                                1-Supply Cabinet
                                                                                                1-Wood Desk
-----------------------------------------------------------------------------------------------------------------------------
LR Office                   1                               1         1                         1-A/C Unit
                                                                                                2-Computer Desks
                                                                                                Wood Desk
-----------------------------------------------------------------------------------------------------------------------------
Lunch Room                                                                                      3-48" Round Tables
                                                                                                1-Microwave
                                                                                                1-Small Refrigerator
-----------------------------------------------------------------------------------------------------------------------------
Sales Office                5                               1                   1          1    Laptop PC w/ Printer
                                                                                                1-5DL
-----------------------------------------------------------------------------------------------------------------------------
Bill's Office               2                               2         2         3               1-5DL
                                                                                                1-5D
                                                                                                1-5DL
-----------------------------------------------------------------------------------------------------------------------------
DF Office                   2                       1                                           1-Large Safe
                                                                                                2-Wood Desks
-----------------------------------------------------------------------------------------------------------------------------
Supply Warehouse            1                                                                   51-Big Rack Sections
                                                                                                2-Hand Carts
-----------------------------------------------------------------------------------------------------------------------------
Main Warehouse                                                                                  2-Steam Cleaners Misc. Tools
                                                                                                30-Big Rack Sections
                                                                                                1-Step Platform
                                                                                                Phone System w/Voic.
-----------------------------------------------------------------------------------------------------------------------------
                           48          38          29      21        47        24          6


Only 4 PC's are good

                 PERSONAL PROPERTY AT GLEN COVE RETAIL LOCATION


QUANTITY            DESCRIPTION
1                   AT&T COMMUNICATION SYSTEM MODEL 2448
6                   24 BUTTON SPIRIT TELEPHONES
1                   FAX SHARP MODEL UX-177
1                   AT&T ANSWER MACHINE MODEL 1750
1                   CREDIT CARD TRANSACTION LINE MODEL 380
1                   CASH REGISTER SANYO MODEL ECR-270
1                   XEROX COPY MACHINE ON ROLLING CART
1                   VIDEO SURVEILLANCE SYSTEM W/4 CAMERAS
1                   EXECUTIVE OFFICE FURNITURE SET CONSISTING OF:

                              DESK W/ SWIVEL CHAIR
                              SIDE CREDENZA
                              2 DRAWER FILE CABINET
                              CONFERENCE TABLE W/6 CHAIRS
4                   DESKS 48" BLACK METAL W/FORMICA TOP
1                   GLASS DISPLAY CASE
1                   EMPLOYEE TIME CLOCK
1                   MICROWAVE OVEN TOSHIBA
1                   25" RCA TV W/BUILT-IN VCR
2                   PORTABLE STEREO/RADIOS
1                   486 PC W/13" MONITOR & PRINTER
1                   286 PC W/13" MONITOR & PRINTER
2                   4 DRAWER (BLACK) METAL FILE CABINETS
3                   FIRE EXTINGUISHERS
1                   UPRIGHT VACUUM CLEANER
2                   WALL MOUNTED FANS

                                SCHEDULE 4.4 (c)

                           LEASES OF PERSONAL PROPERTY





                             METROPOLITAN HOME CARE

                    OUTSTANDING LEASES AS OF MARCH 31, 1997

    VENDORS                   EXPIRATION DATE              AMOUNT DUE

SUN MED                               7/20/97              $74,586.42     12431.47
AIRSEP CORP                           1/15/98              $10,740.00
AIRSEP CORP                           2/18/98              $10,979.00
AIRSEP CORP                           10/20/97              $8,239.50
AIRSEP CORP                           9/20/97                  $7,324
AIRSEP CORP                           12/4/97              $10,064.12
AIRSEP CORP                           6/17/97               $4,577.50
AIRSEP CORP                           5/20/97               $3,662.00
AIRSEP CORP                           7/7/97                $4,577.50    1222.77
AIRSEP CORP                           11/7/97               $8,239.50
INVACARE 5432                         1/16/98              $70,859.31
INVACARE 2143                         9/1/97               $28,645.26
INVACARE 4754                         5/1/98               $80,910.30
INVACARE 516                          8/1/97                $6,007.86    1001.31
INVACARE 510                          7/1/97                $7,230.90    1446.86
INVACARE 2298                         7/1/97                $9,164.10    1832.87
INVACARE 932                          3/18/97               $2,044.42    6979.02
INVACARE 1638                         7/1/97               $20,270.10    4054.02
INVACARE 1428                         5/1/97                 4,806.81    1602.27
INVACARE 4271                         3/1/98               $89,921.26
INVACARE 3848                         1/1/96               $70,193.86
GENERAL FUNDING                       4/8/98               $35,985.04    789 57
VGM LEASING (LIFE CARE)               7/19/97              $11,146.95    2229 35
GM LEASING                           11/30/98              $58,926.42
REPUBLIC LEASING                      4/1/98               $11,053.98    787
UNISTAR (NEXLEASE)                    5/24/97              $51,755.42    500
MERRILL LYNCH (LOAN)                  8/1/97               $70,861.07    15000
TAIS CREDIT (TELEPHONE)               1/7/20               $17,295.60
1996 FORD ESCORT                      8/11/99               $8,760.92
1993 GEO PRISM                        3/11/99               $6,943.20
1994 CHEVY TRUCK (GMAC)               4/13/98               $4,178.46
1994 CHEVY TRUCK (GMAC)               4/13/98               $4,083.95
1993 PATHFINDER                       9/15/98               $6,300.00
1993 LEXUS                            12/1/20              $19,799.56
INVACARE CREDIT CARD                                       $85,000.00
INVACARE 5917                                               96436.45
SAL VOLVO 1996                                              12100 APP.

TOTAL                                                     $983,670.29

                                SCHEDULE 4.4 (d)
                                    INVENTORY

                              SEE ATTACHED SCHEDULE

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                  U
                                          NIT/                 BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------

DME      BOOT, CAST           S,M,L,XL  FRANK STUBBS          333       EA       $5.95      9     $53.55      A     1
------------------------------------------------------------------------------------------------------------------------------------
DME      POST-OP SHOE                                         342       EA       $5.40      6     $32.40      A     1
------------------------------------------------------------------------------------------------------------------------------------
DME      WRIST BRACE                                          825       EA       $3.85      15    $57.75      A     1
------------------------------------------------------------------------------------------------------------------------------------
DME      COCK UP SPLINT                 SAMMONS                         EA      $27.95      14    $391.30     A     1
------------------------------------------------------------------------------------------------------------------------------------
DME      CERVICAL COLLER                MEDISOURCE           34310      EA       $3.25      14    $45.50      A     1
------------------------------------------------------------------------------------------------------------------------------------
DME      PUTTY, THERAPY         2OZ     SAMMONS          5071/72/73/71  EA       $3.75      14    $52.50      A     2
------------------------------------------------------------------------------------------------------------------------------------
DME      SOCK&STOCK AIDE                SAMMONS               2084      EA       $5.75      10    $57.50      A     2
------------------------------------------------------------------------------------------------------------------------------------
DME      TENS UNIT                      MASON                 8131      EA      $69.90      5     $349.50     A     2
------------------------------------------------------------------------------------------------------------------------------------
DME      TENS ELECTRODES                MASON               8131-RE     CS       $3.90      2      $7.80      A     2
------------------------------------------------------------------------------------------------------------------------------------
DME      TENS LEADWIRE          36"     MASON                8131-W     PR       $5.50      24    $132.00     A     2
------------------------------------------------------------------------------------------------------------------------------------
DME      TENS GEL               2 OZ    MASON                8131-G     EA       $1.25      4      $5.00      A     2
------------------------------------------------------------------------------------------------------------------------------------
DME      WEIGHT, VELCRO         5LB     MEDISOURCE           82412      EA       $7.95      2     $15.90      A     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WEIGHT, VELCRO         2LB     MEDISOURCE           82404      EA       $5.80      6     $34.80      A     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WEIGHT, VELCRO         1LB     MEDISOURCE           82400      EA       $4.80      4     $19.20      A     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WEIGHT, VELCRO         3LB     MEDISOURCE           82408      EA       $6.75      5     $33.75      A     6
------------------------------------------------------------------------------------------------------------------------------------
DME      TOOTHETTES                     SUB/OSTOMY            5601    BX/25     $51.35      2     $102.70     A     7
------------------------------------------------------------------------------------------------------------------------------------
DME      PAD, MOIST HEAT       10X12    MEDISOURCE           84250      EA       $5.75      3     $17.25      A     7
------------------------------------------------------------------------------------------------------------------------------------
DME      PAD, MOIST HEAT
         (ELECTRIC)                     MEDISOURCE           84110      EA      $18.40      4     $73.60      A     7
------------------------------------------------------------------------------------------------------------------------------------
DME      REACHER                26"     SAMMONS               4109      EA       $9.95      5     $49.75      A
------------------------------------------------------------------------------------------------------------------------------------
DME      SHOEHORN, LONG
         HANDLE               16 1/4"   SAMMONS               2065      EA       $2.25      7     $15.75      A
------------------------------------------------------------------------------------------------------------------------------------
DME      BATH SPONGE,
         LONG HANDLE            18"     SAMMONS               6298      EA       $2.50      6     $15.00      A
------------------------------------------------------------------------------------------------------------------------------------
DME      DRESSING STICK,
         DRESSING               26"     SAMMONS               2109      EA       $2.95      7     $20.65      A
------------------------------------------------------------------------------------------------------------------------------------
DME      SLING, HEMI                    SAMMONS               6160      EA      $19.95      10    $199.50     A
------------------------------------------------------------------------------------------------------------------------------------
DME      BUNNY BOOT,
         BOOT ONLY                      SAMMONS               6172      EA      $12.95      4     $51.80      A
------------------------------------------------------------------------------------------------------------------------------------
DME      BUNNY BOOT,
         FRAME ONLY                     SAMMONS               6173      EA      $15.50      7     $108.50     A
------------------------------------------------------------------------------------------------------------------------------------
DME      TENS UNIT                      GRAHAM FIELD          GF-3      EA     OBSOLETE     22     $0.00     C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
DME      ORTHODERM BED
         SYST                           BIOCLINIC                       EA     $1,895.00    0      $0.00     C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
DME      BATH SEAT W BACK               GUARDIAN             30400      EA      $26.00      7     $182.00     F     2
------------------------------------------------------------------------------------------------------------------------------------
DME      BATH SEAT W/BACK               LUMEX                 7921      EA      $28.78      1     $28.78      F     3
------------------------------------------------------------------------------------------------------------------------------------
DME      BATH SEAT W/CUTOUT             GUARDIAN             98020      EA      $48.34      1     $48.34      F     3
------------------------------------------------------------------------------------------------------------------------------------
DME      BATH SEAT W/O BACK             TEMGO                 1992      EA      $15.98      1     $15.98      F     4
------------------------------------------------------------------------------------------------------------------------------------
DME      BATH SEAT X-WIDE               500 LBS TFI           4328      EA      $33.11      1     $33.11      F     4
------------------------------------------------------------------------------------------------------------------------------------
DME      BATH SEAT W/O BACK             GUARDIAN             20401      EA      $19.00      0     $19.00      F     4
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                  U
                                          NIT/                 BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
DME      SHOWERALL W/
         DIVERTOR VALVE                 CLARK MEDICAL         2200      EA      $12.60      12    $151.20     F     5
------------------------------------------------------------------------------------------------------------------------------------
DME      SHOWER ALL                     TEMCO                2011-6     EA      $12.00      11    $132.00     F     5
------------------------------------------------------------------------------------------------------------------------------------
DME      VERSA FRAME                    LUMEX                 6460      PR      $18.25      7     $127.75     F     5
------------------------------------------------------------------------------------------------------------------------------------
DME      TOILET SEAT,
         RAISED W/ARMS                  GUARDIAN             30270      EA      $39.47      2     $78.94      F     6
------------------------------------------------------------------------------------------------------------------------------------
DME      TOILET SEAT,
         RAISED W/ARMS                  GRAHAM FIELD          6907      EA      $31.00      3     $93.00      F     6
------------------------------------------------------------------------------------------------------------------------------------
DME      TOILET SEAT,
         RAISED                         TEMCO                 6910      EA      $38.25      0      $0.00      F     8
------------------------------------------------------------------------------------------------------------------------------------
DME      TOILET SEAT,
         RAISED                         TEMCO                 6905      EA      $17.00      6     $102.00     F     8
------------------------------------------------------------------------------------------------------------------------------------
DME      TUB RAIL               TALL    LUMEX                69663      EA      $34.70      2     $69.40      F     9
------------------------------------------------------------------------------------------------------------------------------------
DME      TUB RAIL                       LUMEX                69603      EA      $38.80      2     $77.60      F     9
------------------------------------------------------------------------------------------------------------------------------------
DME      TUB RAIL                       LUMEX                69623      EA      $29.40      4     $117.60     F     9
------------------------------------------------------------------------------------------------------------------------------------
DME      TUB RAIL                       TFI                  DME80     CS/6     $16.78      4     $67.12      F     9
------------------------------------------------------------------------------------------------------------------------------------
DME      TUB RAIL                       GUARDIAN             98005      EA      $50.00      8     $400.00     F     9
------------------------------------------------------------------------------------------------------------------------------------
DME      TRANSFER BENCH
         PADDED                         LUMEX                 7955      EA      $76.40      0      $0.00      F    10
------------------------------------------------------------------------------------------------------------------------------------
DME      TRANSFER BENCH                 TEMCO                 1997      EA      $45.00      3     $135.00     F    10
------------------------------------------------------------------------------------------------------------------------------------
DME      TRANSFER BENCH
         PADDED                         GUARDIAN             98338      EA      $62.00      4     $248.00     F    11
------------------------------------------------------------------------------------------------------------------------------------
DME      TRANSFER BENCH                 GUARDIAN             98308      EA      $44.00      6     $264.00     F    12
------------------------------------------------------------------------------------------------------------------------------------
DME      TRANSFER BENCH                 TEMCO                1995-1     EA      $39.50      2     $79.00      F    13
------------------------------------------------------------------------------------------------------------------------------------
DME      TRANSFER BENCH        X-WIDE   TFI                   4379      EA      $94.49      0      $0.00      F    13
------------------------------------------------------------------------------------------------------------------------------------
DME      COMMODE, 3-1                   GUARDIAN             30213      EA      $29.00      6     $174.00     F    14
------------------------------------------------------------------------------------------------------------------------------------
DME      TRANSFER BENCH
         PADDED                         LUMEX                 7956      EA      $95.76      1     $95.76      F
------------------------------------------------------------------------------------------------------------------------------------
DME      BATH SEAT W/O BACK   OMPOSITE  GUARDIAN             12200      EA      $17.54      0      $0.00      F
------------------------------------------------------------------------------------------------------------------------------------
DME      BATH SEAT W/BACK     OMPOSITE  GUARDIAN             12000      EA      $23.22      0      $0.00      F
------------------------------------------------------------------------------------------------------------------------------------
DME      BATH SEAT W/BACK
         CUT OUT                        LUMEX                 7923      EA      $34.05      4     $136.20     F
------------------------------------------------------------------------------------------------------------------------------------
DME      BATH SEAT W/BACK               LUMEX                 7944      EA      $62.80      4     $251.20     F
------------------------------------------------------------------------------------------------------------------------------------
DME      TOILET SEAT RAISED             GUARDIAN             30250      EA      $11.79      0      $0.00      F
------------------------------------------------------------------------------------------------------------------------------------
DME      TUB RAIL                       LUMEX                 7966      EA      $30.50      2     $61.00      F
------------------------------------------------------------------------------------------------------------------------------------
DME      TUB RAIL                       FROHOCK STEW          700       EA      $25.11      3     $75.33      F
------------------------------------------------------------------------------------------------------------------------------------
DME      TUB RAIL                       SAFETY CARE          SCP-2      EA      $13.77      3     $41.31      F
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                JUNIOR   INVACARE            6291-JR     EA      $31.31      11    $344.41     G     1
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, FOLDING
         LTWT                           LUMEX                615050     EA      $30.50      0      $0.00      G     1
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, RED DOT       ADULT    GUARDIAN              7755      EA      $43.00      0      $0.00      G     2
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                ADULT    GUARDIAN             30755P     EA      $29.00      16    $464.00     G     3

------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                ADULT    INVACARE             6291-A     EA      $31.31      5     $156.55     G     4
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, NON
         FOLDING               ADULT    GUARDIAN              7720      EA      $42.07      2     $84.14      G     4     U
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                               U
                                         NIT/               BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, RED DOT       JUNIOR   GUARDIAN              7756     CS/4     $43.00      7     $301.00     G     5
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                YOUTH    GUARDIAN             30756P    CS/4     $29.00      0      $0.00      G     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, HEMI                   GRAHAM-FIELD          1941      EA      $45.08      1     $45.08      G     7
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                         T.F.I.                2113      EA      $60.69      2     $121.38     G     7
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, STAIRCLIMB    ADULT    GRAHAM-FIELD          1911      EA      $68.90      0      $0.00      G     7
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                X-WIDE   TFI                   2138      EA      $63.47      2     $126.94     G     8
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, 300LBS        X-WIDE   GUARDIAN              7766     CS/2     $52.81      5     $264.05     G     8
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                CHILD    GUARDIAN              7749      EA      $52.63      8     $421.04     G     9
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, BAIL
         FOLDING               YOUTH    GUARDIAN              7738     CS/2     $58.43      2     $116.86     G     9
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, BAIL
         FOLDING               ADULT    GUARDIAN              7737     CS/2     $58.43      0      $0.00      G     9
------------------------------------------------------------------------------------------------------------------------------------
DME      CANE, SIDE-STEPPER             LUMEX                 6015     CS/2     $36.50      1     $36.50      G    10
------------------------------------------------------------------------------------------------------------------------------------
DME      CANE, SIDE STEPPER    JUNIOR   GUARDIAN              7771      EA      $36.16      2     $72.32      G    10
------------------------------------------------------------------------------------------------------------------------------------
DME      CANE, SIDE STEPPER    ADULT    GUARDIAN              7770     CS/2     $36.16      3     $108.48     G    10
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, RECIPROCAL             GRAHAM-FIELD          1916     EACH     $73.45      1     $73.45      G    11
------------------------------------------------------------------------------------------------------------------------------------
DME      CANE, QUAD             WIDE    GUARDIAN             30340     CS/2     $14.50      6     $87.00      G    11
------------------------------------------------------------------------------------------------------------------------------------
DME      CANE, QUAD                     GUARDIAN              5345      EA      $20.00      5     $100.00     G    11
------------------------------------------------------------------------------------------------------------------------------------
DME      CANE, QUAD            NARROW   GUARDIAN             30345      EA      $14.50      4     $58.00      G    11
------------------------------------------------------------------------------------------------------------------------------------
DME      CANE, QUAD            NARROW   GUARDIAN              5845      EA      $21.45      4     $85.80      G    11
------------------------------------------------------------------------------------------------------------------------------------
DME      CANE, QUAD             WIDE    GUARDIAN              5340      EA      $20.00      3     $60.00      G    11
------------------------------------------------------------------------------------------------------------------------------------
DME      COMMODE, X-WIDE      +700LBS   TFI                   3240      EA      $81.27      2     $162.54     G    12
------------------------------------------------------------------------------------------------------------------------------------
DME      GRAB BAR,
         RT ANGLE               16"     GUARDIAN             98135      EA      $27.34      11    $300.74     G    13
------------------------------------------------------------------------------------------------------------------------------------
DME      GRAB BAR,
         LFT ANGLE              16"     GUARDIAN             98136      EA      $27.34      6     $164.04     G    13
------------------------------------------------------------------------------------------------------------------------------------
DME      GRAB BAR KNURLED       24"     MEDISOURCE           91324      EA      $11.72      0      $0.00      G    13
------------------------------------------------------------------------------------------------------------------------------------
DME      GRAB BAR KNURLED       12"     MEDISOURCE           91312      EA       $8.75      5     $43.75      G    13
------------------------------------------------------------------------------------------------------------------------------------
DME      GRAB BAR               12"     LUMEX                 4012      EA       $8.20      3     $24.60      G    14
------------------------------------------------------------------------------------------------------------------------------------
DME      GRAB BAR               16"     LUMEX                 4016      EA       $8.20      6     $49.20      G    14
------------------------------------------------------------------------------------------------------------------------------------
DME      GRAB BAR               18"     LUMEX                 4018      EA       $8.85      0      $0.00      G    14
------------------------------------------------------------------------------------------------------------------------------------
DME      GRAB BAR               24"     LUMEX                 4024      EA       $8.50      9     $76.50      G    14
------------------------------------------------------------------------------------------------------------------------------------

DME      GRAB BAR               32"     LUMEX                 4032      EA       $8.75      3     $26.25      G    14
------------------------------------------------------------------------------------------------------------------------------------
DME      COMMODE, X-WIDE      +350LBS   INVACARE              6496      EA      $72.03      3     $216.09     G    15
------------------------------------------------------------------------------------------------------------------------------------
DME      COMMODE, DROP ARM              INVACARE              9669      EA      $79.63      2     $159.26     G    15

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                               U
                                         NIT/                BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DME      COMMODE, DROP ARM              LUMEX                 6435      EA      $103.95     4     $415.80     G    15
------------------------------------------------------------------------------------------------------------------------------------
DME      TRANSFER BENCH
         PADDED                         GUARDIAN             98015      EA      $123.69     0      $0.00      G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                         LUMEX                605050     EA                  5                 G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER FLD
         W/WHEELS              ADULT    LUMEX                603074     EA      $61.20      0      $0.00      G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER FLD           TODDLER   GUARDIAN              7750      EA      $52.63      1     $52.63      G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER FLD LTWT       JUNIOR   LUMEX                605150     EA      $37.00      3     $111.00     G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER FLD            JUNIOR   CAREX                440010     EA      $29.00      3     $87.00      G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER ROLLING        ADULT    GUARDIAN              7962      EA      $226.80     1     $226.80     G
------------------------------------------------------------------------------------------------------------------------------------
DME      GRAB BAR               32"     MEDI-SOURCE          91332      EA      $11.95      6     $71.70      G
------------------------------------------------------------------------------------------------------------------------------------
DME      GRAB BAR               16"     MEDI-SOURCE          91316      EA       $8.95      6     $53.70      G
------------------------------------------------------------------------------------------------------------------------------------
DME      GRAB BAR               18"     MEDI-SOURCE          91318      EA       $9.45      8     $75.60      G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                YOUTH    TFI                   2142      EA      $39.66      0      $0.00      G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                JUNIOR   LUMEX                605150     EA      $36.95      0      $0.00      G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER W/SWIVEL
         WHEELS                         GUARDIAN              7985      EA      $105.42     0      $0.00      G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKANE                        LUMEX                 6051      EA                  2      $0.00      G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER FOLDING        ADULT    GRAHAM-FIELD        GF1905-2    EA                  3      $0.00      G
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER NON/FOLDING    YOUTH    T.F.I.                          EA                  1      $0.00      G
------------------------------------------------------------------------------------------------------------------------------------
DME      TUB RAIL                       GUARDIAN             98005      EA      $50.00      40   $2,000.00    G
------------------------------------------------------------------------------------------------------------------------------------
DME      WEDGE, BED           26X24X10  MASON                 3826      EA      $17.60      9     $158.40     H     4
------------------------------------------------------------------------------------------------------------------------------------
DME      TIPS, CRUTCH                   GUARDIAN              8571      EA       $1.61      0      $0.00      H     5
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS         CHILD    GUARDIAN              7723      PR      $26.60      6     $159.60     H     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS
         W/GLIDE BRAKE       GLIDE BRK  GUARDIAN              7733      PR      $33.13      2     $66.26      H     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS        3" CHILD  GUARDIAN              7729      PR      $16.60      0      $0.00      H     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER GLIDE
         FOOTPIECES                     GUARDIAN              7732      PR      $16.60      0      $0.00      H     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS           3"     GUARDIAN              7821      PR      $41.17      6     $247.02     H     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER GLIDE
         BRAKES                         GUARDIAN              7733      PR      $33.13      0      $0.00      H     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS
         W/BRAKE                 3"     GUARDIAN              7820      PR      $41.17      3     $123.51     H     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS           3"     GUARDIAN              7731      PR      $13.00      12    $156.00     H     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS           5"     GUARDIAN              7722      PR      $16.00      13    $208.00     H     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER EXTENSION
         LEGS                           GUARDIAN              7712      PR      $15.70      2     $31.40      H     6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS
         W/ EXT LEGS             5"     GUARDIAN              7725      PR      $35.38      2     $70.76      H     6
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------

                                          NIT/                         U BIN
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  OR MEA    COST      QTY    EXT $    AISLE #  R      MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
DME      BRAKE FOOTPIECE                GUARDIAN              7730      PR        13        4     $52.00      H      6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER EXTENSION
         LEGS                           GUARDIAN              7722      PR      $16.00      12    $192.00     H      6
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER EXTENTION
         LEG                            INVACARE              6275              $11.37      4     $45.48      H      7
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS,
         AUTO STOP               5"     INVACARE              6271      PR      $15.53      6     $93.18      H      7
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS                  INVACARE              6270      PR      $11.17      5     $55.85      H      7
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS
         SWIVEL TYPE             3"     GUARDIAN              7825      PR      $22.09      3     $66.27      H      7
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS
         & BRAKE                        GUARDIAN              7832      PR      $21.70      10    $217.00     H      7
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS                  INVACARE              6257      PR      $32.00      6     $192.00     H      7
------------------------------------------------------------------------------------------------------------------------------------
DME      GLIDE BRAKES           10"     INVACARE              6274      PR       15.24      2     $30.48      H      7
------------------------------------------------------------------------------------------------------------------------------------
DME      FOOTPIECE
         W/SUCTION SUP                  GUARDIAN             98040      PR      $10.61      1     $10.61      H      8
------------------------------------------------------------------------------------------------------------------------------------
DME      FOOTPIECE
         W/SUCTION CUP                  GUARDIAN             98019      PR      $10.61      0      $0.00      H      8
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEEL            5"     LUMEX                605450     PR      $17.60      2     $35.20      H      8
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS           5"     LUMEX                605650     PR      $15.90      2     $31.80      H      8
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS           3"     TFI                   2132      PR      $12.35      2     $24.70      H      8
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS           3"     LUMEX                605630     PR      $14.10      9     $126.90     H      8
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, FOREARM       CHILD    GUARDIAN              5163      PR      $52.00      21   $1,092.00    H      9
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, FOREARM       2'-3'    GUARDIAN              5144      PR      $68.78      7     $481.46     H      9
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, FOREARM     4'2"-5'2"  GUARDIAN              5162      PR      $52.00      3     $156.00     H      9
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, GAITER AID  5'6"-6'4"  GUARDIAN              5180      EA      $72.11      1     $72.11      H      9
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, FOREARM       10"-6'6" GUARDIAN              5175      PR      $78.22      9     $703.98     H      9
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, FOREARM      5'-6'2"   GUARDIAN              5161      PR      $52.00      7     $364.00     H      9
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, FOREARM     3'2"-4'6"  GUARDIAN              5160      PR      $52.00      3     $156.00     H      9
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, ARMREST    5'10"-6'6"  GUARDIAN              5190      EA      $65.61      2     $131.22     H     10
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, ARMREST       2"-5'10" GUARDIAN              5191      EA      $65.61      1     $65.61      H     10
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, FOREARM     5'5"-6'4"  LUMEX                 6341      PR      $49.90      5     $249.50     H     10
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, FOREARM     4'0"-5'8"  LUMEX                 6343      PR      $49.90      2     $99.80      H     10
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, FOREARM       5'-6'    LUMEX                 6342      PR      $49.90      3     $149.70     H     10
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, UNDERARM               LUMEX                 6242      PR      $50.50      0      $0.00      H     10
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER TRAY                    GUARDIAN              7850      EA      $26.80             $0.00      H     11
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH ATTACHMENT              GUARDIAN              7706      EA      $40.94      2     $81.88      H     11
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, PLATFORM
         ATTACHMENT                     GUARDIAN              7702      EA      $39.00      5     $195.00     H     11
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER, PLATFORM
         ATTACHMENT                     LUMEX                 6132      PR      $94.05      0      $0.00      H     11
------------------------------------------------------------------------------------------------------------------------------------

DME      WALKER, ARMREST                GUARDIAN              7702      EA      $39.00      2     $78.00      H    11
------------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCHS, ALUMINUM              GUARDIAN             91214      PR      $18.94      5     $94.70      H    12
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

-----------------------------------------------------------------------------------------------------------------------------------

                                         NIT/                       U BIN
CATEGORY     DESCRIPTION        SIZE     MANUF          REORDER #   OR MEA   COST      QTY      EXT $    AISLE #   R      MIN   MAX
-----------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCHS, ALUMINUM              GUARDIAN         90214       PR      $18.94      5     $94.70      H 12
-----------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, REDDOT      4'6"-5'2"  GUARDIAN         92214       PR      $18.94      0      $0.00      H 12
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, OFFSET
         CURVED                         GUARDIAN          5371       EA       $9.21      3     $27.63      H 15
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, UNIPOISE        ADULT    GUARDIAN          5355       EA      $11.00      14    $154.00     H 15
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, UNIPOISE        YOUTH    GUARDIAN          5358       EA      $12.29      6     $73.74      H 15
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, UNIPOISE        YOUTH    GUARDIAN          5357       EA      $12.29      7     $86.03      H 15
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, ADJ                      GUARDIAN          5370       EA       $6.80      6     $40.80      H 15
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE                           GUARDIAN          5362       EA      $16.08      5     $80.40      H 15
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, UNIPOISE        ADULT    GUARDIAN          5356       EA      $11.00      1     $11.00      H 15
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, ADJ                      LUMEX             6220       EA       $6.50      0      $0.00      H 16
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, SUREGRIP        BRITE    GUARDIAN          5555       EA      $14.73      12    $176.76     H 16
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, SUREGRIP        BLACK    GUARDIAN          5556       EA      $14.73      10    $147.30     H 16
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE                           LUMEX             6323       EA      $11.25      35    $393.75     H 16
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, ORTHOEASE                LUMEX             6322      CS/6     $12.35             $0.00      H 16
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, X-TALL                   LUMEX             6333      CS/6     $13.50             $0.00      H 16
-----------------------------------------------------------------------------------------------------------------------------------
DME      CANE, X-TALL
         ORTHOEASE                      LUMEX             6332      CS/6     $14.60             $0.00      H 16
-----------------------------------------------------------------------------------------------------------------------------------
DME      TUB RAIL                       TFI               5485       EA      $21.33      0      $0.00      H  17
-----------------------------------------------------------------------------------------------------------------------------------
DME      TRANSFER BOARD                 DUROMED           1753       EA      $16.90             $0.00      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      MATTRESS, EGGCRATE   33X74X3   MASON             6025       EA       $9.90             $0.00      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      PAD, KODEL                     MASON             6039       EA       $4.45      0      $0.00      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      CRIB BUMPER                    MASON             3821       EA      $43.50      0      $0.00      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      BUMPER, SIDE RAIL              MASON             3800       PR      $28.90      1     $28.90      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED WEDGE             6X24X1   MASON             3827       EA      $12.25      6     $73.50      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                JUNIOR   TFI               2125       EA      $21.15      0      $0.00      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      WALKER W/ WHEELS      ADULT    TFI               2146       EA      $69.18      0      $0.00      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      WALKER                YOUTH    TFI               2135       EA      $35.61      0      $0.00      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      CRUTCH, WOOD                   MISC                         EA       $6.00      0      $0.00      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      PAIL, COMMODE
         W/LID                          GUARDIAN         10101       EA       $5.09      0      $0.00      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      SPLASH GUARDS                  HARWELL           1129       EA       $2.75      21    $57.75      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      OVERDOOR PULLEY                MASON             8141       EA       $8.95      9     $80.55      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      OVERDOOR TRACTION              MASON             8140       EA       $8.95      4     $35.80      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      WALKANE                        GRAHAM FIELD      5945       EA      $41.90      0      $0.00      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      TRANSFER BOARD
         CUT OUT                30"     DUROMED           1756       EA      $55.80      0      $0.00      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      TRANSFER BOARD         27"     DUROMED           1761       EA      $35.80      2     $71.60      H
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, END FULL

         ELECTRIC                       INVACARE              5401      EA      $205.00     0      $0.00      J
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

-----------------------------------------------------------------------------------------------------------------------------------

                                         NIT/                       U BIN
CATEGORY     DESCRIPTION        SIZE     MANUF          REORDER #   OR MEA    COST      QTY    EXT $    AISLE #  R        MIN   MAX
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, END MULTI
         HEIGHT                         INVACARE           5301      EA      $189.00     1     $189.00     J
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, FOOT FRAME
         FULL                           INVACARE           5890      EA      $351.00     3    $1,053.00    J
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, FOOT FRAME
         FULL                           INVACARE           5490      EA      $464.00     0      $0.00      J
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, FULL ELECTRIC             INVACARE           5410      EA      $590.00     0      $0.00      J
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, MULTI HEIGHT              INVACARE           5307      EA      $295.79     3     $887.37     J
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, SEMI ELECTRIC             INVACARE           5310      EA      $476.28     0      $0.00      J
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, HEAD FRAME                INVACARE           5000      EA      $54.00      4     $216.00     J
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, FOOT FRAME                INVACARE           5770      EA      $122.00     12   $1,464.00    J
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, FIXED HEIGHT              INVACARE           5107      EA      $183.33     0      $0.00      J
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, END SEMI
         ELECTRIC                       INVACARE           5301      EA      $189.00     0      $0.00      J
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED, END FIXED
         HEIGHT                         INVACARE           5100      EA      $93.00      0      $0.00      J
-----------------------------------------------------------------------------------------------------------------------------------
DME      MATTRESS, RAISER               MASON              8025      EA       $8.95      0      $0.00      J
-----------------------------------------------------------------------------------------------------------------------------------
DME      MATTRESS, INNER      36X80X6   MASON             3637-2     EA      $53.00      4     $212.00     J
-----------------------------------------------------------------------------------------------------------------------------------
DME      MATTRESS, FOAM        6X80X5   MASON              3501      EA      $39.00      12    $468.00     J
-----------------------------------------------------------------------------------------------------------------------------------
DME      RAILS, 1/2 BED                 INVACARE           6630     SET      $72.72      0      $0.00      J
-----------------------------------------------------------------------------------------------------------------------------------
DME      RAILS, HOME BED                GRAHAM-FIELD     GF 6408     PR      $68.57      3     $205.71     J
-----------------------------------------------------------------------------------------------------------------------------------
DME      RAILS, HOSPITAL
         BED                            GRAHAM-FIELD    GF 6570 1    PR      $41.00      15    $615.00     J
-----------------------------------------------------------------------------------------------------------------------------------
DME      RAILS, HOSPITAL
         BED                            GRAHAM-FIELD    GF 6570 1    PR      $41.00      7     $287.00     J     U
-----------------------------------------------------------------------------------------------------------------------------------
DME      BLANKET CRADLE                 GRAHAM FIELD     80-1997     EA      $35.25      0      $0.00      J
-----------------------------------------------------------------------------------------------------------------------------------
DME      RAILS, HOME
         CROSS-BAR                      GRAHAM-FIELD     RP 6413     PR      $16.87      1     $16.87      J
-----------------------------------------------------------------------------------------------------------------------------------
ME      BED FULL ELECTRIC
         SPRING                         SUNMED             SB30      EA      $482.40     0      $0.00      J
-----------------------------------------------------------------------------------------------------------------------------------
DME      BED ENDS                       SUNMED            SB710      EA      $144.00     0      $0.00      J
-----------------------------------------------------------------------------------------------------------------------------------
DME      WALKER FLD                                                  EA                  0      $0.00      J     U
-----------------------------------------------------------------------------------------------------------------------------------
DME      WALKER NON/FLD                                              EA                  0      $0.00      J     U
-----------------------------------------------------------------------------------------------------------------------------------
DME      TRAPEZE, FLOOR
         STAND                          INVACARE           7714      EA      $76.00      10    $760.00     J
-----------------------------------------------------------------------------------------------------------------------------------
DME      I.V. POLE                      GRAHAM-FIELD       7012      EA      $16.95      1     $16.95      K 4
-----------------------------------------------------------------------------------------------------------------------------------
DME      I.V. POLE                      GRAHAM-FIELD       7012      EA      $16.95      8     $135.60     K 4   U
-----------------------------------------------------------------------------------------------------------------------------------
DME      OVER BED TABLE                 GRAHAM-FIELD     GF8900-1    EA      $53.10      2     $106.20     K 4
-----------------------------------------------------------------------------------------------------------------------------------
DME      OVER BED TABLE                 GRAHAM-FIELD     GF8900-1    EA      $53.10      3     $159.30     K 4    U
-----------------------------------------------------------------------------------------------------------------------------------
DME      HIP CHAIR                      JOFRA             4401-1     EA      $187.95     0      $0.00      K 4
-----------------------------------------------------------------------------------------------------------------------------------
DME      HIP CHAIR                      JOFRA             4401-1     EA      $187.95     0      $0.00      K 4    U
-----------------------------------------------------------------------------------------------------------------------------------
DME      TRAPEZE                        INVACARE           7750      EA      $76.40      5     $382.00     K 7    OBSO

------------------------------------------------------------------------------------------------------------------------------------
DME      LIFT, C BAXE                   INVACARE              9886      EA      $321.60     0      $0.00      K     8
------------------------------------------------------------------------------------------------------------------------------------
DME      LIFT, CRANK MAST               INVACARE              9816      EA      $372.00     0      $0.00      K     8
------------------------------------------------------------------------------------------------------------------------------------
DME      LIFT, HYDRAULIC
         MAST                           INVACARE              9800      EA      $427.20     0      $0.00      K     8
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                       5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------

                                          NIT/                         U BIN
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  OR MEA    COST      QTY    EXT $    AISLE #  R      MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
DME      LIFT, PT MAST         RENTAL   INVACARE              9816      EA      $130.20     0      $0.00      K 8
------------------------------------------------------------------------------------------------------------------------------------
DME      LIFT, ADJ. BASE                INVACARE              9884      EA      $321.60     2     $643.20     K 8    U
------------------------------------------------------------------------------------------------------------------------------------
DME      LIFT, OFFSET BASE              INVACARE              9885      EA      $427.20     0      $0.00      K 8
------------------------------------------------------------------------------------------------------------------------------------
DME      COMMODE SEAT
         PADDED                         INVACARE              6310      EA      $35.09      0      $0.00      K 8
------------------------------------------------------------------------------------------------------------------------------------
DME      SLING, CANVAS                  GUARDIAN             112-C      EA      $35.00      10    $350.00     K 12
------------------------------------------------------------------------------------------------------------------------------------
DME      SLING, CANVAS
         W/CUT OUT                      GUARDIAN             113-C      EA      $35.95      10    $359.50     K 12
------------------------------------------------------------------------------------------------------------------------------------
DME      CHAIR, GERI                    INVACARE              6907      EA      $328.00     0      $0.00      K 16
------------------------------------------------------------------------------------------------------------------------------------
DME      CHAIR, GERI                    INVACARE              6907      EA      $328.00     9    $2,952.00    K 16   U
------------------------------------------------------------------------------------------------------------------------------------
DME      APP PAD                        MASON                 2001      EA      $13.90      23    $319.70     M 4
------------------------------------------------------------------------------------------------------------------------------------
DME      APP PUMP                       MASON                 2000      EA      $55.00      19   $1,045.00    M 4    U
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER FOLDING        ADULT    GUARDIAN                        EA      $29.00      2     $58.00   TK(J.V)   LT
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER FOLDING        JUNIOR   GUARDIAN                        EA      $29.00      2     $58.00   TK(J.V)   LT
------------------------------------------------------------------------------------------------------------------------------------
DME      PORTABLE TANK CART      E                                      EA      $20.95      2     $41.90   TK(J.V)   LT
------------------------------------------------------------------------------------------------------------------------------------
DME      Q-CANE LG BASE                 GUARDIAN                        EA      $14.50      1     $14.50   TK(J.V)   LT
------------------------------------------------------------------------------------------------------------------------------------
DME      Q-CANE SM BASE                 GUARDIAN                        EA      $14.50      2     $29.00   TK(J.V)   LT
------------------------------------------------------------------------------------------------------------------------------------
DME      CANE STD                       GUARDIAN                        EA       $6.80      2     $13.60   TK(J.V)   LT
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS                  GUARDIAN                        EA      $13.00      4     $52.00   TK(J.V)   LT
------------------------------------------------------------------------------------------------------------------------------------
DME      APP PUMP/PAD                   MASON                           EA      $59.90      1     $59.90   TK(J.V)   LT
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER FLD            ADULT    GUARDIAN                        EA      $29.00      1     $29.00   TK(J.V)   MDL
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS           5"     GUARDIAN                        EA      $16.00      1     $16.00   TK(J.V)   MDL
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKER WHEELS           3"     GUARDIAN                        EA      $13.00      1     $13.00   TK(J.V)   MDL
------------------------------------------------------------------------------------------------------------------------------------
DME      BED SEMI/ELEC
         W/MATT &RAILS                                                  EA      $571.40     1     $571.40  TK(J.V)   RT
------------------------------------------------------------------------------------------------------------------------------------
DME      BED MULTI HT
         W/MATT &RAILS                                                  EA      $375.79     1     $375.79  TK(J.V)   RT
------------------------------------------------------------------------------------------------------------------------------------
DME      OXYGEN STAND            H      B&F                             EA      $16.45      2     $32.90   TK(J.V)   RT
------------------------------------------------------------------------------------------------------------------------------------
DME      WALKANE                                                        EA      $34.11      1     $34.11   TK(J.V)   RT
------------------------------------------------------------------------------------------------------------------------------------
DME      COMMODE                        GUARDIAN                        EA      $30.00      1     $30.00   TK(J.V)   RT
------------------------------------------------------------------------------------------------------------------------------------
DME      REGULATOR               H      MADA                            EA      $43.65      6     $261.90  TK(J.V)   RT
------------------------------------------------------------------------------------------------------------------------------------
DME      REGULATOR               E      MADA                            EA      $49.90      6     $299.40  TK(J.V)   RT
------------------------------------------------------------------------------------------------------------------------------------
DME      FLOWMETER, LIQUID                                              EA      $43.99      5     $219.95  TK(J.V)   RT
------------------------------------------------------------------------------------------------------------------------------------
DME      HAND HELD SHOWER               CLARK                           EA      $14.00      1     $14.00   TK(J.V)   RT
------------------------------------------------------------------------------------------------------------------------------------
DME      WEIGHT, VELCRO                 MEDISOURCE           82410      EA       $7.95      4     $31.80
------------------------------------------------------------------------------------------------------------------------------------
DME      MEDIC ALERT
         TRANSMITTER                    MEDTRONIC             9431      EA                  0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
DME      LIFT, PT CHAINS                INVACARE              9071      EA      $26.40      5     $132.00     K 8
------------------------------------------------------------------------------------------------------------------------------------
                                                                               DME TOTAL        $36,103.91
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------

                                          NIT/                         U BIN
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  OR MEA    COST      QTY    EXT $    AISLE #  R      MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PRONEB NEBULIZER               PARI                3010101     EA      $55.00      2     $110.00    C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PULMOAIDE NEB                  DEVILBISS            5610D      EA      $64.00      0      $0.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    MINIMIST NEBULIZER             JOHN BUNN                       EA      $45.32      1     $45.32     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PASSPORT NEB                   INVACARE            IRC1190     EA      $47.00      1     $47.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    SUCTION MACHINE
         STAT                           INVACARE            IRC1135     EA      $176.95     0      $0.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    SUCTION MACHINE
         STAT                           E&J                   H-95      EA     OBSOLETE     0      $0.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    SUCTION MACHINE
         PORT                           DEVILBISS            7304D      EA      $202.00     0      $0.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CPAP REVITALIZER               DEVILBISS            7352D      EA     OBSOLETE     0      $0.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CPAP SULLIVAN III              RESMED              SUL III     EA      $285.00     0      $0.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    AEROMAX NEBULIZER              M.I.A                 3002      EA      $56.00      1     $56.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    APNEA MONITOR                  AEQUITRON             9200      EA      $682.75     0      $0.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    VENT PLV100                    LIFECARE             PLV100     EA      $54.60      0      $0.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PRESSURE THERAPY
         UNIT                          PURITAN BENNET        AP5       EA                  0      $0.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESOR 50PSI                JOHN BUNN                       EA      $360.50     1     $360.50    C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    NEBULIZER,
         ULTRASONIC                     M.I.A                           EA     OBSOLETE     3      $0.00     C/RM     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PASSPORT NEB                   INVACARE            IRC1190     EA      $47.00      1     $47.00     CLST     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    SUCTION MACHINE
         STAT                           INVACARE            IRC1135     EA      $176.95     2     $353.90    CLST     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PULMOAIDE NEB                  DEVILBISS            5610D      EA      $65.00      2     $130.00    CLST     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    SUCTION MACHINE
         PORT                           DEVILBISS            7304D      EA      $202.00     1     $202.00    CLST     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    50 PSI COMPRESSOR              JOHN BUNN            BA400A     EA      $360.50     1     $360.50    CLST     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    50 PSI COMPRESSOR              ALLIED               PCS414     EA      $349.00     0      $0.00     CLST     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    50 PSI COMPRESSOR              M.I.A                           EA      $300.00     0      $0.00     CLST     U
------------------------------------------------------------------------------------------------------------------------------------

RESP
EQUIP    APNEA MONITOR                  AEQUITRON             9550      EA     $1,995.00    2    $3,990.00   CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PRONEB NEBULIZER               PARI                 370101     EA      $55.00      1     $55.00     CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    OXIMETER, PULSE                NELLCOR               N180      EA     $1,595.00    1    $1,595.00   CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    OXIMETER, PULSE                NELLCOR               N200      EA     $1,895.00    1    $1,895.00   CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    BIPAP ST                       RESPIRONICS                     EA     $3,086.00    1    $3,086.00   CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CPAP                           RESMED                          EA      $475.00     2     $950.00    CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    VPAP                           RESMED                          EA     $1,425.00    1    $1,425.00   CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    VENT PLV100                    LIFECARE             PLV100     EA     $6,499.00    1    $6,499.00   CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    NEBULIZER,
         MINI MIST                      JOHN BUNN                       EA      $45.32      2     $90.64     CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID PORTABLE       SMALL    CRYO                            EA      $272.00     3     $816.00     M           U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID PORTABLE       MEDIUM   CRYO                            EA      $272.00     2     $544.00     M
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID PORTABLE       LARGE    CRYO                            EA      $272.00     2     $544.00     M
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------

                                          NIT/                         U BIN
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  OR MEA    COST      QTY    EXT $    AISLE #  R      MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQ TANK               50LB    P/B                             EA     $1,250.00    0      $0.00      M
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK           70LBS    P/B                             EA      $500.00     2    $1,000.00    M      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK           100LB    P/B                             EA      $500.00     0      $0.00      M      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    FLIMM FIGHTER                  GEN.PHYSIOTHER         VS       EA      $490.00     0      $0.00      M
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR           5LPM    AIRSEP                          EA      $895.00     9    $8,055.00   M/N 8/9  U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR           5LPM    AIRSEP                          EA      $895.00     11   $9,845.00   M/N 8/9
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR           5LPM    INVACARE             IRC501     EA      $849.00     0      $0.00     M/N 8/9  U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    SUCTION MACHINE                INVACARE            IRC1135     EA      $176.95     15   $2,654.25    N 5     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    SUCTION MACHINE       ORTABL   DEVILBISS            7304A      EA      $202.00     3     $606.00     N 5     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR, 50PSI      BUNN    GRAHAM-FIELD       JB0120010    EA      $360.50     4    $1,442.00    N 6     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR 50 PSI              ALLIED               PCS-4      EA      $349.00     1     $349.00     N 6     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR
         NEBULIZER             P/AIDE   DEVILBISS            5610D      EA      $65.00      7     $455.00     N 8     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR
         NEBULIZER             ASSPOR   INVACARE            IRC1190     EA      $47.00      1     $47.00      N 8
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR
         NEBULIZER              EROMA  MEDICAL IND           3002      EA      $49.00      4     $196.00     N 8     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR
         NEBULIZER PORTAB     DURANEB   PARI                DURA2000    EA      $295.00     3     $885.00    N 8
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR
         NEBULIZER PORTAB     DURANEB   PARI                DURA1000    EA      $175.00     5     $875.00     N 8
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR
         NEBULIZER PORTAB     U/SONIC   OMRON                NEU-03     EA      $165.00     6     $990.00     N 8
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR
         NEBULIZER            PRO NEB   PARI                 370101     EA      $55.00      13    $715.00     N 8     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    MAXI VENT                      THOMPSON               MV       EA     $1,500.00    0      $0.00     R/WH
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    VENT 2800                      PURITAN BENNET        2800      EA     $1,500.00    0      $0.00     R/WH
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR           DEVO    DEVILBISS           DEVOPVO2    EA      $350.00     0      $0.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR                   INVACARE           MOBILAIRE    EA      $350.00     1     $350.00     RP      U
------------------------------------------------------------------------------------------------------------------------------------

RESP
EQUIP    LIQUID PORTABLE                CRYO                            EA      $272.00     7    $1,904.00    RP          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID PORTABLE                PENOX                           EA      $272.00     4    $1,088.00    RP          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID PORTABLE                P/B                             EA      $200.00     2     $400.00     RP          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID PORTABLE      OBILAIR   INVACARE                        EA      $700.00     3    $2,100.00    RP          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK           LARGE    CRYO                            EA      $455.00     0      $0.00      RP          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK                    P/B                COMPANION    EA      $455.00     0      $0.00      RP          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK           SMALL    CRYO                            EA      $455.00     7    $3,185.00    RP          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK           SMALL    PENOX                           EA      $455.00     6    $2,730.00    RP          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK           40LTR    INVACARE           MOBILAIRE    EA      $700.00     0      $0.00      RP          U
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------

                                          NIT/                         U BIN
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  OR MEA    COST      QTY    EXT $    AISLE #  R      MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CHARGER, VENT                  M.K. BATTERY                    EA      $85.50      0      $0.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR                   AIRSEP                          EA      $895.00     0      $0.00      RP     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR                   DEVILBISS           DEVOMC29    EA      $350.00     2     $700.00     RP     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR                   DEVILBISS          DEVO 4490    EA      $855.00     2    $1,710.00    RP     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR                   HEALTHDYNE            5000      EA      $350.00     2     $700.00     RP     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR                   MOUNTAIN MED         SUMMIT     EA      $965.00     3    $2,895.00    RP     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR                   MOUNTAIN MED         ASPEN      EA      $350.00     6    $2,100.00    RP     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR         FREEDOM   ROMAN LABS           12510      EA      $700.00     1     $700.00     RP     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    VENTILATOR                     LIFECARE             PLV100     EA                  0      $0.00      RP     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK           LARGE    PENOX                           EA      $272.00     1     $272.00     RP     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    APNEA MONITOR                  AQUETRON              9550      EA     $1,050.00    3    $3,150.00    RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    APNEA MONITOR                  AEQUITRON             9500      EA      $570.00     4    $2,280.00    RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    APNEA MONITOR                  AEQUITRON             9200      EA      $682.75     0      $0.00      RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    BIPAP S                        RESPIRONICS          332019     EA     $1,437.00    2    $2,874.00    RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    BIPAP ST                       RESPIRONICS          332203     EA     $2,996.00    0      $0.00      RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CASCADE HEATER                 FISHER PAYKEL        HC100      EA      $185.00     2     $370.00     RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CPAP, REMSTAR                  RESPIRONICS                     EA      $515.00     2    $1,030.00    RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CPAP, SULLIVAN V               RESCARE              143007     EA      $637.50     5    $3,187.50    RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CPAP, SULLIVAN 111             RESCARE                         EA      $285.00     2     $570.00     RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    HEATER JAR                     FISHER PAYKEL        MR-410     EA      $361.00     1     $361.00     RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    HEATER JAR                     FISHER PAYKEL        MR-480     EA      $588.09     4    $2,352.36    RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    HUMIDIFIER                     BEAR MEDICAL                    EA                  0      $0.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    HUMIDIFIER                     FISHER PAYKEL        MR-310     EA                  0      $0.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    HUMIDIFIER                     FISHER PAYKEL        MR-310     EA                  0      $0.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP

EQUIP    OXIMETER, PULSE                OHMEDA                3760      EA      $736.25     0      $0.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    OXIMETER, PULSE                NELCOR                N180      EA     $1,595.00    1    $1,595.00    RS          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    OXIMETER, PULSE                NELCOR                N200      EA     $1,895.00    6   $11,370.00    RS          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PLV100                         LIFECARE             PLV100     EA     $6,499.00    3   $19,497.00    RS          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PULSE-AIR                                                      EA                  0      $0.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PULSE-AIR                                                      EA                  0      $0.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    ULTRASONIC
         NEBULIZER                                         MICROSTAT    EA      $178.00     0      $0.00      RS          U
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------

                                          NIT/                         U BIN
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  OR MEA    COST       QTY   EXT $     AISLE #   R    MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    VENTILATOR                     P/B                   2801      EA       $5,395.00    2   $10,790.00    RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    VENTILATOR                     BEAR                BEAR 33     EA       $1,500.00    1    $1,500.00    RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    VENTILATOR                     THOMPSON           MAXI VENT    EA       $1,500.00    3    $4,500.00    RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    VENTILATOR                     P/B                   2800      EA       $1,500.00    2    $3,000.00    RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    VENTILATOR                     AQUETRON              LP10      EA       $5,200.00    2   $10,400.00    RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    V-PAP                          RESCARE              15003      EA       $1,295.00    6    $7,770.00    RS     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    APNEA MONITOR                  HEALTHDYNE            970S      EA       $1,895.00    1    $1,895.00    RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CPAP                           RESPIRONICS         532034D     EA        $649.00     0      $0.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    GASTROINTESTINAL
         UNIT                           GOMCO                 270       EA        $366.20     1     $366.20     RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    IPPB UNIT                      PURITAN BENNETT       AP5       EA                    0      $0.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR                   AIRSEP                          EA        $895.00     2    $1,790.00 TK(J.V) LT
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID STATIONARY
         UNIT                           INVACARE                        EA        $700.00     1     $700.00  TK(J.V) LT
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR                     PARI                3010101     EA        $55.00      1     $55.00   TK(J.V) LT
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR                     INVACARE            IRC1190     EA        $47.00      1     $47.00   TK(J.V) LT
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    SUCTION MACHINE
         STAT                           INVACARE            IRC1135     EA        $176.95     1     $176.95  TK(J.V) LT
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PORTABLE TANK           D      MADA                            EA        $58.25      0      $0.00   TK(J.V) LT
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PORTABLE TANK           E      MADA                            EA        $63.75      5     $318.75  TK(J.V) LT
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PORTABLE TANK           M6     MADA                            EA        $42.50      1     $42.50   TK(J.V) LT
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    SUCTION MACHINE
         PORT                           DEVILBISS                       EA        $202.00     1     $202.00  TK(J.V) RT
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR 50 PSI              JOHN BUNN                       EA        $360.00     1     $360.00  TK(J.V) RT
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK
         PORTABLE                       PENOX                           EA        $272.00     21   $5,712.00            U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK           LARGE    CRYO                            EA        $272.00     2     $544.00             U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK           SMALL    CRYO                            EA        $272.00     8    $2,176.00            U

RESP
EQUIP    LIQUID TANK           SMALL    PENOX                           EA      $455.00     6    $2,730.00                U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    LIQUID TANK             40     INVACARE             MLB40      EA     $1,325.00    1    $1,325.00                U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR           5LPM    DEVILBISS           MC44-90     EA      $855.00     1     $855.00                 U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR           5LPM    M.M.E.               DEVO44     EA      $855.00     1     $855.00                 U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR           5LPM    M.M.E.                PVO2      EA      $780.00     1     $780.00                 U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR           2LPM    M.M.E.               ASPEN      EA      $780.00     4    $3,120.00                U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR           5LPM                          SAGE      EA      $855.00     1     $855.00                 U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR           5LPM    JOHN BUNN             5000      EA      $855.00     1     $855.00                 U
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                       U
                                         NIT/                          BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE #      R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CONCENTRATOR           5LPM    PURITAN BENNET        590       EA      $855.00     1     $855.00                 U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CPAP ARIA                      RESPIRONICS        4469-95-3    EA      $649.00     2    $1,298.00
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CPAP REVITALIZER               DEVILBISS             7352      EA      $460.00     1     $460.00                 U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    IPV                            PERCUSSIONAIR        F00012     EA      $395.00     5    $1,975.00                U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    OXIMETER, PULSE                NOVAMETRIC            515A      EA     $2,495.00    1    $2,495.00                U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    APNEA MONITOR                  EDENTECH              2000      EA     $1,026.00    2    $2,052.00                U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    NEBULIZER,
         ULTRASONIC                     MEDISONIC           3612/60     EA      $150.00     2     $300.00                 U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    VENTILATOR PLV102              LIFECARE             PLV102     EA     $8,294.00    2   $16,588.00                U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    INFANT 2-FRAME        INFANT   BIOSYSTEMS            2100      EA                  1      $0.00                  U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    CPAP CONVERTER                 RESMED               CVR-2      EA      $120.00     5     $600.00                 U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    AIRWAY PRESSURE
         MONITOR                        RESPIRONICS          302220     EA      $203.75     1     $203.75                 U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    TANK, OXYGEN            E      MADA                  1602      EA      $58.05      0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    OXILITE BAG             M6     CHAD                OOOP100     EA      $34.00      0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    REGULATOR, H           1/16    MADA                 1333-1     EA      $55.00      0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    PEAK FLOW METER                INVACARE            IRCPF16     EA      $144.00     0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    TANK, OXYGEN            M6     MADA                  1202      EA      $42.50      0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR
         NEBULIZER PORTAB      P/AIDE   DEVILBISS            6610D      EA      $177.00     2     $354.00
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR NEB
         ACCES KIT             P/AIDE   DEVILBISS          6710D-606    EA      $125.00     2     $250.00
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    SUCTION MACHINE                SHUCO               5711-130    EA      $205.50     3     $616.50                 U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    SUCTION MACHINE
         PORTABLE                       M.I.A.                605       EA      $202.00     2     $404.00                 U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR
         NEBULIZER            MINIMIST  GRAHAM FIELD                    EA      $47.00      0      $0.00                  U
------------------------------------------------------------------------------------------------------------------------------------
RESP
EQUIP    COMPRESSOR
         NEBULIZER              ORTABL  DEVILBISS            6610D      EA      $275.00     0      $0.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    RESP EQU TOTAL  $212,958.62
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                             U
                                         NIT/                          BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HUMIDIFIER, COOL              MEDISOURCE           84062      EA      $18.90      6     $113.40     A 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP VAPORIZER, WARM               MEDISOURCE           84050      EA       $9.90      2     $19.80      A 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP ADAPTOR,
         TRACH SWIVEL          6.0     CONCRD/PORTX         525351   BX/50     $121.50     1     $121.50    B 1
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TUBE,
         FLEXE.ENGSTRM                 BALLARD               150     BX/50     $120.00            $0.00     B 1
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP PEAK FLOW METER               MADA                  710       EA      $13.00      7     $91.00      B 1
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH                 4DIC    SHILEY                4DIC    BX/10     $36.00      6    $216.00      B 2
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH                 6DIC    SHILEY                6DIC    BX/10     $36.00      6    $216.00      B 2
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH                 8DIC    SHILEY                8DIC    BX/10     $36.00      11   $396.00      B 2
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH                10DIC    SHILEY               10DIC    BX/10     $36.00      6    $216.00      B 2
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH               6.0 DIC   CONCRD/PORTX         506070   BX/10     $23.55      14   $329.70      B 2
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH               7.0 DIC   CONCRD/PORTX         506080   BX/10     $23.55      4     $94.20      B 2
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH                8.0     CONCRD/PORTX         503080   BX/10     $33.09      4     $132.36      B 2
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH               8.0 DIC   CONCRD/PORTX         506090   BX/10     $23.55      2     $47.10      B 2
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP BIB, TRACH          .25X6.25" SUB OSTOMY            BIBS      EA       $4.95      0      $0.00      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HOLDER, TRACH TUBE            DALE                  240     BX/10     $20.00      4     $80.00      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TAPE, TWILL         /2"X72Y   SUB/OSTOMY            TAPE      EA       $7.88      3     $23.64      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE            5SCT    SHILEY                5SCT      EA      $30.50      1     $30.50      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE            6SCT    SHILEY                6SCT      EA      $30.50      0      $0.00      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE            7SCT    SHILEY                7SCT      EA      $30.50      4    $122.00      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TIES             LG     POSEY                8197L      BX       $8.39      11    $92.29      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TIES            MED     POSEY                8197M      BX       $8.39      2     $16.78      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TIES             SM     POSEY                8197S      BX       $8.39      2     $16.78      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE                    SHILEY               6DCFS      BX      $38.00      1     $38.00      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE                    SHILEY               10LGT      BX      $50.50      1     $50.50      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE                    SHILEY               6DCFN      BX      $40.00      2     $80.00      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE                    SHILEY               4DCFN      BX      $40.00      3    $120.00      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE                    SHILEY                MRPT      BX      $100.00     0      $0.00      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE                    SHILEY               M6CFS      BX      $100.00     1     $100.00     B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE                    SHILEY               M6SCT      EA      $100.00     0      $0.00      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE                    GRAHAM-FIELD         25-1392-1  EA      $32.00      0      $0.00      B 6
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACH TUBE          4CFN      SHILEY               4CFN       EA      $40.50      2     $81.00      B 7
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                          5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                               U
                                   NIT                         BIN OR
CATEGORY   DESCRIPTION     SIZE    MANUF            REORDER #  MEA        COST    QTY     EXT $   AISLE#    R       MIN      MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      6CFN    SHILEY              6CFN      EA      $40.50    2     $ 81.00    B 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      8CFN    SHILEY              8CFN      EA      $40.50    3     $121.50    B 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE     10CFN    SHILEY             10CFN      EA      $40.50    9     $364.50    B 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      4CFS    SHILEY              4CFS      EA      $40.00    4     $160.00    B 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      6CFS    SHILEY              6CFS      EA      $40.00    6     $240.00    B 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      8CFS    SHILEY              8CFS      EA      $40.00    3     $120.00    B 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE     10CFS    SHILEY             10CFS      EA      $40.00    6     $240.00    B 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      4FEN    SHILEY              4FEN      EA      $59.00    4     $236.00    B 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      6FEN    SHILEY              6FEN      EA      $59.00    3     $177.00    B 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      8FEN    SHILEY              8FEN      EA      $59.00    6     $354.00    B 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE     10FEN    SHILEY              10FEN     EA      $59.00    9     $531.00    B 7
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      4DCT    SHILEY              4DCT      EA      $42.25    3     $126.75    B 8
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      6DCT    SHILEY              6DCT      EA      $42.25    2     $ 84.50    B 8
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      8DCT    SHILEY              8DCT      EA      $42.25    3     $126.75    B 8
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE     10DCT    SHILEY             10DCT      EA      $42.25    4     $169.00    B 8
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE     4DFEN    SHILEY             4DFEN      EA      $44.25    3     $132.75    B 8
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE     6DFEN    SHILEY             6DFEN      EA      $44.25    4     $177.00    B 8
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE     8DFEN    SHILEY             8DFEN      EA      $44.25    0     $  0.00    B 8
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE     10DFEN   SHILEY             10DFEN     EA      $44.25    1     $ 44.25    B 8
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      7.0     CONCRD/PORTX       503070     BX      $33.09    7     $231.63    B 8
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      4.5     CONCRD/PORTX       559045     EA      $25.68    0     $  0.00    B 9
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      6.0     CONCRD/PORTX       530060     EA      $27.71    0     $  0.00    B 9
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      7.0     CONCRD/PORTX       502070     EA      $25.68    1     $ 25.68    B 9
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      7.0     CONCRD/PORTX       530070     EA      $27.70    0     $  0.00    B 9
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      7.0     CONCRD/PORTX       55007O     EA      $23.35    0     $  0.00    B 9
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      9.0     CONCRD/PORTX       513090    EACH     $36.24    4     $144.96    B 9
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      8.0     CONCRD/PORTX       508080     BX      $38.77    0     $  0.00    B 9
-----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       5.0    CONCRD/PORTX     559050        BX     $25.68     0    $  0.00    B 9
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       4.0    CONCRD/PORTX     559040        BX     $25.68     0    $  0.00    B 9
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       5.0    CONCRD/PORTX     555050        BX     $25.68     0    $  0.00    B 9
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       5.5    CONCRD/PORTX     555055        BX     $25.68     0    $  0.00    B 9
----------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                               U
                                   NIT/                        BIN OR
CATEGORY   DESCRIPTION     SIZE    MANUF            REORDER #  MEA        COST    QTY     EXT $   AISLE#      R    MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       7.0    CONCRD/PORTX     518070        BX     $41.91     0    $  0.00    B 9
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       00NT   SHILEY            00NT         EA     $32.95     7    $230.65    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       0NT    SHILEY            ONT          EA     $32.95     8    $263.60    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       1NT    SHILEY            1NT          EA     $32.95     2    $ 65.90    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       00PT   SHILEY            00PT         EA     $32.95     11   $362.45    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       0PT    SHILEY            0PT          EA     $32.95     6    $197.70    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       1PT    SHILEY            1PT          EA     $32.95     7    $230.65    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       2PT    SHILEY            2PT          EA     $32.95     4    $131.80    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       3PT    SHILEY            3PT          EA     $32.95     6    $197.70    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       4PT    SHILEY            4PT          EA     $32.95     4    $131.80    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       4LPC   SHILEY            4LPC         EA     $56.00     2    $112.00    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       6LPC   SHILEY            6LPC         EA     $56.00     4    $224.00    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       8LPC   SHILEY            8LPC         EA     $56.00     3    $168.00    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      10LPC   SHILEY           10LPC         EA     $56.00     3    $168.00    B 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH                   CONCRD/PORTX     503060      BX/10    $33.09     3    $ 99.27    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE              CONCRD/PORTX     506060        BX     $23.55     3    $ 70.65    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE       M2PT   SHILEY            M2PT         EA     $100.00    2    $200.00    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      M6CFN   SHILEY           M6CFN         EA     $120.00    2    $240.00    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH TUBE      5.0PED  SHILEY           5.0PED        EA     $32.95     4    $131.80    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   THERMOVENT "T"          CONCRD/PORTX     570016        BX     $124.13    3    $372.39    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   THERMOVENT 600          CONCRD/PORTX     580011        BX     $124.13    1    $124.13    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   PEEP VALVE              PURITAN BEN      008001        BX     $39.17     11   $430.87    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   DISPOSABLE
           INNER CANNULA    7.0    CONCRD/PORTX     503070        BX     $33.09     0    $  0.00    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   DISPOSABLE
           INNER CANNULA    9.0    CONCRD/PORTX     513090        BX     $36.24     0    $  0.00    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   THERMOVENT O2           CONCRD/PORTX     590010        BX     $71.35     1    $ 71.35    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TAPE HY          1/2"   SUB-OSTOMY        105B         EA      $1.90     9    $ 17.10    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TAPE HY           2"    SUB-OSTOMY        120B         EA      $6.10     4    $ 24.40    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TAPE TWILL       1/4"   SUB-OSTOMY        TAPE        EA      $ 4.96    7     $ 34.72    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER,
           INTERMITTENT     14FR   MENTOR            414         BX      $17.94    18    $322.92    B
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   SUCTION CATH
           KIT               8F    KENDALL          36626        CS      $35.00    1     $ 35.00    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   SUCTION CATH
           KIT              12F    KENDALL          37224        CS      $25.75    1     $ 25.75    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   SUCTION CATH
           KIT              10F    KENDALL          37024        CS      $25.75    1     $ 25.75    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   SUCTION CATH
           KIT              14F    KENDALL          37424        CS      $25.75    1     $ 25.75    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL MASK              RESPIRONICS      302188       EA      $38.60    1     $ 38.60    CLST
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                               U
                                   NIT/                        BIN OR
CATEGORY   DESCRIPTION     SIZE    MANUF            REORDER #  MEA        COST    QTY     EXT $   AISLE#   R      MIN      MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CHIN STRAP              RESPIRONICS      302175       EA      $14.20    0     $  0.00    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL MASK              RESPIRONICS      302183       EA      $38.60    1     $ 38.60    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL MASK              RESPIRONICS      302218       EA      $38.60    0     $  0.00    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   BIPAP TUBING      6'    RESPIRONICS      301016       EA      $28.90    1     $ 28.90    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   HEADGEAR ADAM
           CIRCUIT                 M.I.A            M2041        EA      $36.00    0     $  0.00    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL SHELL             PURITAN BENNET   231700       EA      $12.35    1     $ 12.35    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL PILLOWS           PURITAN BENNET   616323       EA      $17.45    2     $ 34.90    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL PILLOWS           PURITAN BENNET   616324       EA      $17.45    2     $ 34.90    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   SOFT CAP                RESPIRONICS      302215       EA      $23.65    1     $ 23.65    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   PROBE                   NELLCOR           N25         EA      $19.50    1     $ 19.50    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   PROBE                   NELLCOR           D20         EA      $15.00    1     $ 15.00    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   PROBE                   NELLCOR           D25         EA      $15.00    1     $ 15.00    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   PROBE                   NELLCOR           I20         EA      $19.50    1     $ 19.50    CLST
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION         18 FR   SUPERIOR         31800      CS/50     $15.00    27    $405.00     D 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION         12 FR   SUPERIOR         31200      CS/50     $15.00    13    $195.00     D 10
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION KIT     16 FR   SUPERIOR         37524      CS/50     $25.75    8     $206.00     D 11
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION         10 FR   SUPERIOR         31000      CS/50     $15.00    6     $ 90.00     D 11
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION KIT     12 FR   SUPERIOR         37224      CS/50     $25.75    4     $103.00     D 12
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION         14 FR   SUPERIOR         31400      CS/50     $15.00    25    $375.00     D 13
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION         08 FR   SUPERIOR         30888      CS/50     $16.00    12    $192.00     D 13
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER
           RED RUBBER              BARD              9410        CS      $79.00    8     $632.00     D 15
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION KIT     14 FR   SUPERIOR         37424      CS/50     $25.75    18    $463.50     D 16
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION KIT     10 FR   SUPERIOR         37024      CS/50     $25.75    8     $206.00     D 16
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION KIT     18 FR   SUPERIOR         37724      CS/50     $25.75    21    $540.75     D 17
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION KIT     08 FR   SUPERIOR         36826      CS/50     $35.00    5     $175.00     D 17
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER,
           SUCTION         16 FR   SUPERIOR         31600      CS/50     $15.00    10    $150.00     D 18
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER
           RED RUBBER              ROBNEL           492041       CS      $46.20    1     $ 46.20     D 20
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER
           RED RUBBER              ROBNEL           492033       CS      $46.20    4     $184.80     D 21
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER
           YANKAUER                KENDALL          40525        CS      $41.00    2     $ 82.00     D 21
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETER
           YANKAUER
           FINE                    ROBNEL           504001       CS      $74.50    1     $ 74.50     D 21
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH CARE
           KIT                     BAXTER           3T4691     CS/20     $23.32    27    $629.64     D 24
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                               U
                                   NIT/                        BIN OR
CATEGORY   DESCRIPTION     SIZE    MANUF            REORDER #  MEA        COST    QTY     EXT $   AISLE#      R    MIN    MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRACH CARE
           KIT                     BAXTER           4681A      CS/20     $33.69    1     $ 33.69     D 24
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP                                            42400        BX                5     $  0.00     D
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER,
           SUCTION KIT             MEDLINE          DYND40902    CS      $23.84    4     $ 95.36     D
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER,
           SUCTION KIT     10FR    P.M.P.           158010       CS      $35.00    2     $ 70.00     D
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER,
           SUCTION          8FR    P.M.P.           153008       CS      $15.00    12    $180.00     D
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER,
           SUCTION KIT             MEDLINE          40258        CS      $39.18    5     $195.90     D
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER,
           SUCTION KIT             MEDLINE          40958        CS      $37.31    12    $447.72     D
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER,
           SUCTION         10FR    P.M.P.           153010       CS      $15.00    8     $120.00     D
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER,
           SUCTION         14FR    P.M.P.           153014       CS      $15.00    4     $ 60.00     D
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER
           SUCT "N"
           SLEEVE                  MEDLINE          DYND40702    CS      $42.54    17    $723.18     D
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CATHETHER
           SUCT KIT                KENDALL          36626        CS      $35.00    10    $350.00     D
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   SODIUM
           CHLORIDE      NIT DOS   LIFECARE         5251B      CS/10BX   $77.00    3     $231.00     E 13
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   SODIUM
           CHLORIDE       250ML    BAXTER           2F7122     CS/24     $25.43    5     $127.15     I 1
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   SODIUM
           CHLORIDE       500ML    BAXTER           2F7123     CS/18     $17.16    8     $137.28     I 1
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CANNULA,
           FLARED TIP              BAXTER           001310     CS/50     $20.17    5     $100.85     K 1
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING,
           OXYGEN          21'     SALTER           2021       CS/20     $24.25    3     $ 72.75     K 1
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING,
           OXYGEN          07'     SALTER           2002       CS/50     $11.90    3     $ 35.70     K 1
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING,
           OXYGEN          35'     SALTER           2035       CS/20     $33.40    2     $ 66.80     K 1
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING,
           OXYGEN          50'     SALTER           2050       CS/20     $48.40    10    $484.00     K 1
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING,
           SUCTION                 SUPERIOR         42400      CS/50     $30.85    2     $ 61.70     K 2
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CANNULA,
           NASAL          ADULT    SALTER           1600       CS/50     $19.75    5     $ 98.75     K 3
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CANNULA,
           NASAL         EO-NATA   SALTER           1611       CS/50     $ 79.50   2     $159.00     K 3
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CANNULA,
           LOW FLOW       ADULT    SALTER           1616       CS/50     $ 19.75   2     $ 39.50     K 3
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CANNULA,
           NASAL         INFANT    SALTER           1601       CS/50     $ 79.50   3     $238.50     K 3
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CANNULA,
           NASAL         EDIATRI   SALTER           1602       CS/50     $ 19.75   2     $ 39.50     K 3
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL
           CANNULA                 BAXTER           001312       CS      $ 20.43   2     $ 40.86     K 3
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING,
           CORRUGATED     6'-72"   BAXTER           001420     CS/50     $ 31.12   2     $ 62.24     K 5
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING,
           CORRUGATED       6"     BAXTER           001427     CS/100    $  7.45   0     $  0.00     K 5
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING,
           CORRUGATED    6" IPPB   BAXTER           001426     CS/100    $  7.35   0     $  0.00     K 5
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING,
           CORRUGATED              BAXTER           001404     CS/1      $  9.04   0     $  0.00     K 5
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING,
           CORRUGATED      EVA     BAXTER           001400     CS/50     $ 35.56   4     $142.24     K 5
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK,
           REBREATHING   EDIATRI   SALTER           1127       CS/50     $ 79.50   3     $238.50     K 6
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                       U
                                         NIT/                        BIN OR
CATEGORY   DESCRIPTION     SIZE          MANUF            REORDER #   MEA      COST    QTY     EXT $    AISLE#    R     MIN     MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK,
           SIMPLE
           OXYGEN         ADULT           SALTER           8005       CS/50     $ 29.50   2     $ 59.00     K 6
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK,
           REBREATHING    ADULT           SALTER           8125       CS/50     $ 36.50   3     $109.50     K 6
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK, NON
           RE-BREATHING   ADULT           SALTER           8135       CS/50     $ 42.00   2     $ 84.00     K 6
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK, VENTI    ADULT           SALTER           8150       CS/50     $ 70.00   2     $140.00     K 6
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   FACE TENTS     ADULT           SALTER           1110       CS/50     $ 43.10   3     $129.30     K 6
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK,
           OXYGEN        EDIATRI          SALTER           1122       CS/50     $ 38.00   1     $ 38.00     K 6
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK, TRACH   EDIATRI          BAXTER           001226     CS/50     $ 53.45   3     $160.35     K 6
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK CONCEN
           MED             PED            SALTER           001123       CS      $ 29.55   1     $ 29.55     K 6
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CIRCUIT VENT                   KENDALL          6200         CS      $ 37.74   5     $188.70     K 9
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CIRCUIT VENT                   BAXTER           4360503      CS      $290.02   0     $  0.00     K 9
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CIRCUT, VENT                   BAXTER           001797     CS/10     $ 34.45   5     $172.25     K 9
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CIRCUT, VENT                   BAXTER           001795     CS/10     $ 34.98   6     $209.88     K 9
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CIRCUT, VENT    PED            BAXTER           4801701    CS/20     $252.60   1     $252.60     K 9
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING, IPPB                   BAXTER           001608     CS/50     $ 94.75   2     $189.50     K 9
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CIRCUT, VENT    MA1            PROF. MEDICAL    5044       CS/10     $ 50.50   0     $  0.00     K 9
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK,
           AEROSAL       EDIATRI          SALTER           1120       CS/50     $ 26.25   8     $210.00     K 10
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CIRCUIT VENT                   B&F MEDICAL      64690        CS      $ 44.52   1     $ 44.52     K 10
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CIRCUT, VENT                   B&F MEDICAL      64698      CS/15     $ 34.65   2     $ 69.30     K 10
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CIRCUT, VENT                   B&F MEDICAL      64693      CS/15     $33.00    5     $165.00     K 10
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CIRCUT, VENT                   B&F MEDICAL      64691      CS/15     $33.00    3     $99.00      K 10
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK, TRACH           ADULT    HUDSON           1075       CS/50     $68.50    3     $205.50     K 11
--------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK, TRACH          EDIATRI   HUDSON           1076       CS/50     $85.00    5     $425.00     K 11
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK, TRACH           ADULT    BAXTER           001225     CS/50     $51.84    2     $103.68     K 11
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK, AEROSAL          PED     BAXTER           001206     CS/50     $24.80    1     $24.80      K 11
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK, AEROSAL         ADULT    SALTER           8100       CS/50     $19.25    1     $19.25      K 11
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   AEROSOL MASK          ADULT    PARI             14F20PVC50   CS      $34.50    2     $69.00      K 11
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   AEROSOL MASK         EDIATRI   PARI             14F15PVC50   CS      $34.50    5     $172.50     K 11
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MASK, OXYGEN          ADULT    BAXTER           001240      CS/50     $85.96    0      $0.00      K 11
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NEBULIZER JAR                  BAXTER           002002      CS/24     $37.45    4     $149.80     K 13
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   SPIROMETER,
           INCENTIVE                      BAXTER           001900      CS/20     $52.77    1     $52.77      K 13
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   HUMIDIFIER
           BUBBLE JAR                     SALTER            7100       CS/50     $57.00    2     $114.00     K 13
---------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                   U
                                        NIT/                       BIN OR
CATEGORY   DESCRIPTION       SIZE       MANUF          REORDER #   MEA        COST    QTY     EXT $      AISLE#   R     MIN   MAX
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NEBULIZER KIT                 SALTER            8900    CS/50     $42.65      2     $85.30      K 13
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NEBULIZER KIT                 SALTER            8911    CS/50     $41.10      1     $41.10      K 13
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   HUMIDIFIER
           HTD ADPTR                     BAXTER           002001     CS      $38.17             $0.00      K 13
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NEB KITS                      BAXTER           002031     CS      $48.34             $0.00      K 13
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NEBULIZER JARS        500ML   HUDSON            1770    CS/50       137       3     $411.00     K 13
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   ADAPTOR, OMNIFLEX             BAXTER            3222    CS/50     $49.40      4     $197.60     K 14
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   FILTER, THERAPY               BAXTER           001851   CS/50     $68.60      2     $137.20     K 14
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   MULTI ADAPTER          15MM   HUDSON            1422    CS/50       24        2     $48.00      K 14
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   ADAPTOR, TEE                  BAXTER           002060   CS/30     $62.75      2     $125.50     K 14
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   THERMOMETER                   BAXTER           001951   CS/50     $63.60      3     $190.80     K 14
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TRAP, WATER            22MM   BAXTER           001860   CS/50     $85.50      3     $256.50     K 14
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   METERED DOSE
           INHALER                22MM   BAXTER           002062   CS/30     $58.13      3     $174.39     K 14
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   ADAPTER
           ENTRAINMENT            22MM   KENDALL           5141      CS      $19.00      0      $0.00      K 14
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   RESUSCITATOR,
           MANUAL                ADULT   VITAL SIGNS       7650    CS/10     $198.50     0      $0.00      K 15
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   RESUSCITATOR,
           MANUAL               EDIATRI  VITAL SIGNS       7330    CS/10     $227.50     10   $2,275.00    K 15
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   RESUSCITATOR,
           MANUAL               EDIATRI  VITAL SIGNS       7300    CS/10     $206.30     0      $0.00      K 15
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   TUBING, VENT           60"    VITAL SIGNS       5042    CS/40     $96.60      0      $0.00      K 15
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CIRCUT, BREATHING     ADULT   VITAL SIGNS       5035    CS/20     $87.00      0      $0.00      K 15
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   RESUSCITATOR,
           MANUAL                INFANT  VITAL SIGNS       7420    CS/10     $198.50     9    $1,786.50    K 15
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CART, E TANK                  WITTENBURG       705000     EA      $18.95      26    $492.70     M       U
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   LIQUID CART                   N. M. E.          1004      EA      $18.95      0      $0.00      M
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   LIQUID STAND                  INVACARE         MLA150     EA      $46.80      2     $93.60      M
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL CPAP                    RESPIRONICS      367500     EA      $390.60     0      $0.00      M       U
------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL CPAP                    RESPIRONICS      362505     EA                  0      $0.00      M       UI
-------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL CPAP SYSTEM       4     HUDSON            1688      EA      $241.50     0      $0.00      M       U
-------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL CPAP SYSTEM       0     HUDSON            1683      EA      $241.50     0      $0.00      M
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL CPAP SYSTEM       2     HUDSON            1686      EA      $241.50     0      $0.00      M
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL CPAP SYSTEM             RESCARE          APD-2      EA      $291.00     0      $0.00      M       U
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   NASAL CPAP SYSTEM             DEVILBISS        7315-5     EA                  0      $0.00      M       U
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   ADAPTOR,
           SWIVEL CPAP                   P/B              616329     EA       $5.95      3     $17.85    PYXIS
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   BELT, APNEA                   AEQUITRON         8220      EA       $5.50      1      $5.50    PYXIS
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   CHIN STRAP                    RESPIRONICS      302175     EA      $13.50      10    $135.00   PYXIS
---------------------------------------------------------------------------------------------------------------------------------
RESP SUP   COMFORT FLAPS                 RESPIRONICS      302250     EA       $9.30      3     $27.90    PYXIS
-------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                  U
                                      NIT/                     BIN OR
CATEGORY   DESCRIPTION       SIZE    MANUF            REORDER #  MEA         COST     QTY      EXT $   AISLE #   R    MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  ELECTRODES, APNEA           AEQUITRON        8250       PR         $5.50      5     $ 27.50   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  FILTER                      RESPIRONICS      302064     PK         $22.50     4     $ 90.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  LINE ASSEMBLY
          PRESSURE                                     312112     EA                   10               PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  FILTER, CPAP                RESPIRONICS      362522     PK/6       $14.50    16     $232.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  HEADGEAR           ADAM     MEDICAL INDUST.  2082       EA         $36.00     5     $180.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  MASK               M/S      RESPIRONICS      302186     EA         $38.60     6     $231.60   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  MASK               PETITE   RESPIRONICS      302219     EA         $38.60    14     $540.40   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  MASK               SULLIVA  RESCARE          16007      EA         $20.00     7     $140.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  MASK               SMALL    RESPIRONICS      302187     EA         $38.60     6     $231.60   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  MASK               LRG/NRW  RESPIRONICS      302218     EA         $38.60     9     $347.40   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  MASK               ED/WIDE  RESPIRONICS      302183     EA         $38.60     4     $154.40   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  MASK               LARGE    RESPIRONICS      302188     EA         $38.60     6     $231.60   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  MASK               MED/SM   RESPIRONICS      302180     EA         $38.60    11     $424.60   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  MASK KIT           CHILD                     16008      EA         $21.00     7     $147.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  NASAL PILLOWS      SMALL    P/B              616323     PR         $15.50    13     $201.50   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  NASAL PILLOWS      MEDIUM   P/B              616324     PR         $15.50     8     $124.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  NASAL PILLOWS      LARGE    P/B              616325     PR         $15.50     4     $ 62.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  PORT CAP                    RESPIRONICS      152033     EA         $3.30      6     $ 19.80   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  PROBES             EUSABL   NELCOR           OXI-P1     EA         $2.50      3     $  7.50   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  PROBES             INFANT   NELCOR           I20        EA         $19.50    43     $838.50   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  PROBES             ADULT    NELCOR           D-25L      EA         $19.50    17     $331.50   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  PROBES             ADULT    NELCOR           D25        EA         $15.00    29     $435.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  PROBES             ADULT    NELCOR           R-15       EA         $19.50     0     $  0.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  PROBES             EONATA   NELCOR           N25        EA         $19.50    24     $468.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  PROBES             EDIATRI  NELCOR           D20        EA         $15.00    16     $240.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  SOFTCAP            LARGE    RESPIRONICS      302215     EA         $22.50    10     $225.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  SOFTCAP            MEDIUM   RESPIRONICS      302142     EA         $22.50    21     $472.50   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  STRAPS, HEADGEAR            MEDICAL IND.     M2040      EA         $15.00     2     $ 30.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  TUBING                      RESPIRONICS      312151                $11.25    26     $292.50   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  TUBING, FLEX        10"     P/B              T10614     EA         $11.25     0     $  0.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VALVE, PEEP                 P/B              008001     BX/6       $39.17     0     $  0.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VALVE,
          SPEAKING 15MM               PASSEY MUIR      005        EA         $42.50     6     $255.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VALVE,
          SPEAKING 22MM               PASSEY MUIR      007        EA         $42.50     6     $255.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  WHISPER SWIVELS             RESPIRONICS      332113     EA         $19.95     8     $159.60   PYXIS
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                U
                                   NIT/                       BIN OR
CATEGORY   DESCRIPTION     SIZE    MANUF           REORDER #   MEA    COST    QTY       EXT $     AISLE #      R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP COMFORT FLAPS              RESPIRONICS      302248     EA    $  8.15     7    $   57.05   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP COMFORT FLAPS              RESPIRONICS      302249     EA    $  8.15     7    $   57.05   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP EXTENTION CABLE            NELCOR           EC8        EA    $ 40.00     3    $  120.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRANSDUCER                 NELCOR           DS100-A    EA    $150.00     0    $    0.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP COMFORT FLAPS              RESPIRONICS      302245     EA    $  8.15     9                PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP COMFORT FLAPS              RESPIRONICS      302247     EA    $  8.15     6                PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP PATIENT CABLE              NELCOR           M-200-13   EA    $250.00     2    $  500.00   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ELECTRODES, APNEA          VERMED           A10001-SG  EA    $ 10.44   119    $1,242.36   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ORAL AIRWAY ADAPT          DUROMED          5242       EA    $   0.67   12    $    8.04   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ORAL AIRWAY ADAPT          DUROMED          5241       EA    $   0.67   12    $    8.04   PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP NASAL SWIVEL               PURITAN BENNET   231700-00  EA    $  12.35    1    $    12.35  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP WHISPER CAP                RESPIRONICS      332389     EA    $  21.00    2    $    42.00  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HUMIDIFIER
         ADAPT KITS                 RESMED           18909      EA    $  15.00    2    $    30.00  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TUBING LG BORE             RESPIRONICS      301016     EA    $  28.90   18    $   520.20  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP EXTENTION PORT             RESPIRONICS      312149     EA    $  13.40   20    $   268.00  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP IMV SYSTEM                 HUDSON           1652       EA    $   6.66    9    $    59.94  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP LEAD WIRES, APNEA          HEALTHDYNE       9520-1     EA    $   8.00   20    $   160.00  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP LEAD WIRES, APNEA          AEQUITRON        8248       EA    $   7.70    2    $    15.40  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ELECTRODES, APNEA          ALTERNATIVE      AEP4004    EA    $   8.70    4    $    34.80  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP LEAD WIRES, APNEA          ALTERNATIVE      ALW240     EA    $   2.13    4    $     8.52  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEAT MOISTURE
         EXCHANGER                                   353U5413   EA    $   2.75    2    $     5.50  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEAT MOISTURE
         EXCHANGER                                   353U5908   EA    $   2.75    2    $     5.50  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP LEAD WIRES, APNEA                           8245       EA    $   7.45   11    $    81.95  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP MASK, FULL FACE                             452032     EA    $  21.25   15    $   318.75  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP BELT, APNEA                                 AMB1       EA    $   3.95    5    $    19.75  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP PEAK FLOW METER                             M8754      EA                4    $     0.00  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP VELCRO BELT                HEALTHDYNE       16530-3    EA    $   4.00    2    $     8.00  PYXIS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP CHEST SHELL                PURITAN BENNET              EA                0    $     0.00  R/WH
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ASSEMBLY, FAN COWL         DEVILBISS        5610D 611  EA    $   5.00    3    $    15.00  RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ASSEMBLY,
         INLINE FILTER              INVACARE         2000818    EA    $  21.75    8    $   174.00  RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ASSEMBLY,
         PULMOAIDE COVER            DEVILBISS        5610D604   EA    $  10.50    0    $     0.00  RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ASSEMBLY, VACU
         AIDE COVER                 DEVILBISS        7304D 606  EA    $  12.50    4    $    50.00  RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP BATTERY, VACU-AIDE         DEVILBISS        7304D 618  EA    $  63.00    5    $   315.00  RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP BOTTLES, ASPIRATOR         DEVILBISS        7304D603   EA    $  12.67    4    $    50.68  RP
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                          U
                                         NIT/                           BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #    MEA     COST      QTY    EXT $    AISLE #    R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  BOTTLES, ASPIRATOR             INVACARE            IRC1140     EA      $10.85      40    $434.00     RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  BOTTLES, ASPIRATOR             SCHUCO                          EA       $4.95      0      $0.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  CHARGER, AC/DC
          ADPT.                          DEVILBISS          7304D 613    EA      $46.00      3     $138.00     RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  COMPRESSOR OUTLET
          HOSE                           INVACARE            20001378    EA      $15.00      5     $75.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  COVER, LIQUID BASE             P/B                  775102     EA      $15.00      1     $15.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  CUPS & LIDS
          DISPOSABLE                                        100HD 648  CS/48     $40.50      1     $40.50      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  FILTER, BACH                   INVACARE            2000893     EA      $17.65      0      $0.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  FILTER, FOAM                   ASPEN              407110801    EA       $2.75      2      $5.50      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  FILTER,
          HEPA INTAKE                                          D019      EA      $24.80      0      $0.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  FILTER, INLET                  INVACARE            2000806     EA       $7.60      44    $334.40     RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  FILTER, PALL                   STEPIC MEDICAL       BB50T      EA       $4.39      23    $100.97     RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  FILTER, RECTANGLE              DEVILBISS           444-503    CS/6      $2.50      22    $55.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  FILTER, ROUND                  DEVILBISS          MC44D-722   CS/6      $3.50      6     $21.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  GAUGE                          GRAHAM-FIELD       JB9103-003   EA      $48.50      2     $97.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  GAUGE, LIQUID                  P/B                  775846     EA      $48.50      0      $0.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  HEAD/ROD ASSEMBLY              DEVILBISS          7304D 601    EA      $15.00      6     $90.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  REGULATOR,
          PRESSURE               -46     DEVILBISS           444 585     EA      $35.00      3     $105.00     RP          U
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  SEIVE BED                      ASPEN              AS555 601   SET      $70.00      0      $0.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  SEIVE BED                      DEVILBISS           DEVO 44    SET      $114.00     0      $0.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  SIEVE BED                      SUMMITT            408-010801  SET      $135.00     0      $0.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VALVE, 22PSI
          RELIEF                         PENOX               BZ3017AA    EA      $21.35      4     $85.40      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VALVE, 30PSI
          RELIEF                         PENOX               AZ3021AA    EA      $23.30      10    $233.00     RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VALVE, 4 WAY
          OXYCON                         OXYCON                          EA      $64.48      0      $0.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VALVE, CHECK                   DEVILBISS           444-552     EA       $6.50      6     $39.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VALVE, SOLENOID                OXYCON                          EA      $24.00      2     $48.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  REGULATOR                      MADA                 RENTAL     EA       $9.50      14    $133.00     RP          U
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VENT EXTERNAL
          BATTERY CBL                    AEQUITRON            CG111      EA      $79.00      2     $158.00     RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VENT EXTERNAL
          BATTERY CBL                    LIFECARE             07-270     EA      $44.20      3     $132.60     RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  SIEVE BED                      AIRSEP             SB-ME-035    EA      $60.00      0      $0.00      RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VENT BRACKET LP10              AEQUITRON             6320      EA      $59.00      10    $590.00     RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP  VENT BRACKET
          PLV100                         LIFECARE             22-902     EA      $59.80      2     $119.60     RP
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP VENT BRACKET 2801                                              EA      $74.99      3                 RP
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP V PAP CARRYING
         CASE                           RESCARE                         EA      $20.00      0      $0.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP LP10 EXTERNAL
         BATTERY CABLE                  AEQUITRON            CG1111     EA      $79.00      0      $0.00      RS
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP BEAR EXTERNAL
         BATTERY CABLE                  BEAR MEDICAL     5100-08127  EA         $75.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP ADAPTOR, 22MM                  PROF. MEDICAL    5141        CS/50      $19.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP ADAPTOR, SWIVEL                CNCD/PORTEX      525301      CS         $27.30     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP ALARM, LOW
         PRESSURE                       VENTRONICS                   EA        $468.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP ASSEMBLY,
         PRESSURE LINE                  RESPIRONICS      312112                 $11.25     4     $45.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP BRACKET                        AEQUITRON        6320        EA         $15.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP BUBBLE              LARGE                       16214       EA         $40.00     12    $480.00     RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP BUBBLE CUSHION      MEDIUM                      16201       EA         $40.00     10    $400.00     RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP BUBBLE MASK
         CUSHION                        SULLIVAN         16215       EA         $40.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP CABLE, PT APNEA                AEQUITRON        8237        EA         $33.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP CHARGER, BATTERY    APNEA      AEQUITRON        9271        EA         $24.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP FILTER                         RESPIRONICS      312121      PK         $11.25     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP FILTER                         RESPIRONICS      362121      PK         $13.25     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP FILTER, CPAP        SULLIV A   RESCARE          14907       PK/50      $45.00     1     $45.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR            SULLIV A   RESCARE          16105       PK/2       $15.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR            SULLIV A   RESCARE          16104       EA         $15.00     13    $195.00     RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR            SULLIV A   RESCARE          161021      EA         $15.00     10    $150.00     RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP LEAD WIRES, APNEA              AEQUITRON        8246        PR          $7.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP LIP SEAL                       PURITAN BENNET   T30106      BX/        $28.50     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP MASK                SULLIV A   RESCARE          16210       EA         $35.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP MASK                SULLIV A   RESCARE          16215       EA         $45.00     9     $405.00     RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP MASK, BUBBLE        SULLIV A   RESCARE          16010       EA         $90.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP OXISENSOR II                   NELCOR           ASP-3       EA         $50.00     0      $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP PLUG, PORT ACESS    SULLIV A   RESCARE          16901      PK/10        $3.00     0     $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP TUBING, BUBBLE      100'       B&F MEDICAL      64203                   $5.70     0     $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP NASAL CPAP SYSTEM   INFAN  T   HUDSON           1688       EA          $24.52     3    $73.56      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP NASAL CPAP SYSTEM              HUDSON           1693       EA          $12.82     0     $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP NASAL CPAP SYSTEM              HUDSON           1687       EA          $24.52     3    $73.56      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP NASAL CPAP SYSTEM              HUDSON           1686       EA          $24.52     3    $73.56      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP NASAL CPAP SYSTEM              HUDSON           1683       EA          $24.52     3    $73.56      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP ULTRASONIC
         NEBULIZER                      OMRON            NEU03      EA         $265.00     5   $1,325.00    RS          U
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP OXYGEN ANALYZER                HUDSON           6477       EA         $193.00     0     $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP HUMIDIFIER
         CONDENSER                      RESMED           18002      EA           $3.75     0     $0.00      RS
----------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY DESCRIPTION         SIZE     MANUF             REORDER #     MEA      COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HUMIDIFIER
         CONDENSER                      RESMED            18001         EA    $3.75         0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP SENSOR               INF/PED   NELCOR            ADH-P/I       EA    $1.00         3    $3.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP PORT OXIMETER                  NELCOR            N10           EA    $1,200.00     0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP CPAP PROGRAMER                 RESMED            EPU2          EA    $85.00        0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP CHAMBER, HMD                   RESMED            HC300         EA    $62.00        3    $186.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP CHAMBER, HMD                   BAXTER            MR350         EA    $10.07        1    $10.07       RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP CHAMBER, HMD                   BAXTER            MR370         EA    $151.05       1    $151.05      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ADAPTER
         ENTRAINMENT                    HUDSON            1422          EA    $25.00        0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP NASAL SWIVEL                   PURITAN BENNET    616329        EA    $6.25         0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP FOREHEAD PADS                  RESMED            M02B940       EA    $0.60         0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP PLASTIS SPLIT
         WASHER                         RESPIRONICS       300031        EA    $0.51         0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP FUSES                          RESPIRONICS                     EA    $3.60         0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TUBING 6'                      RESPIRONICS       312151        EA    $4.05         0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ELECTRODES, APNEA              HEALTHDYNE        16510-1       EA    $5.50         0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP LEAD WIRES, APNEA              HEALTHDYNE        9185-1        EA    $7.20         0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ELECTRODES, APNEA              AEQUITRON         8250          EA    $7.15         0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP RESPIRGARD 11 NEB
         SYSTEM                         MARQUEST          124030        EA    $7.79         0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TUBING HMD 18"                 RESPIRONICS       442007        EA    $8.50         22   $187.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP BREATHING FILTERS              BARRIERBAC        350U5879      EA    $1.45         3    $4.35        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP BREATHING FILTERS              HEPA              351U5410      EA    $5.35         4    $21.40       RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP EXHALATION
         MANIFOLDS                      AEQUITRON         6350          EA    $49.50        4    $198.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP AIRWAY CONNECTOR               MALLINCKRODT      610U5257      EA    $2.50         8    $20.00       RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP AEROCHAMBER                    MONAGHAN          M95905        EA    $10.00        0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TRACHEAL SUCT CATH             BALLARD           22113         PK    $13.50        23   $310.50      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP SCOOP CATHETHER                TRANSTRACHEAL     C-11-LF       PK    $79.75        1    $79.75       RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ASSEMBLY, PRESSURE
         LINE                           RESPIRONICS       302204        EA    $1.90         0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP FACE PLATE                     LIFECARE          35934         EA    $47.13        0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP LATEX TUBING                   MEDISOURCE        52116         EA    $27.10        1    $27.10       RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP NASAL CPAP CANNULA    INFANT   HUDSON            1692          EA    $12.55        10   $125.50      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TEST LUNG                      PURITAN BENNET    0162          EA    $20.90        0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP MASK                           LIFECARE          6960          EA    $572.60       0    $0.00        RS
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP MONITOR/SIMULATOR             HEALTHDYNE         5000          EA     $927.00    1    $927.00     RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ELECTRODES, APNEA             MEDITRACE          E022          EA     $32.35     41   $1,326.35   RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ELECTRODES, APNEA             3M                 2255          BX     $30.80     18   $554.40     RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP REGULATOR                     LIFECARE           27-043        EA                0    $0.00       RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP ALARM, PRESSURE               LIFECARE           23001         EA     $476.08    0    $0.00       RS             U
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP CHEST SHELL                                                    EA     $200.00    0    $0.00       RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP FILTER                        AEQUITRON          6106          EA     $9.00      6    $54.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HUMIDIFIER TRAY               RESCARE            18901         EA     $15.00     0    $0.00       RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HUMIDIFIER TRAY               RESPIRONICS        442004        EA     $11.50     6    $69.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HUMIDIFIER TRAY               FISCHER PAYKEL     900HC007      EA     $20.00     3    $60.00      RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HUMIDIFIER,
         FISHER/PYKL                   RESPIRONICS        442001        EA     $81.65     0    $0.00       RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HUMIDIFIER,
         FISHER/PYKL         HEATER    RESCARE            428           EA     $177.00    1    $177.00     RS
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP NASAL CANNULA                 SALTER                           CS     $19.75     1    $19.75      TK(J.V) RT
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TUBING 21'                    SALTER                           CS     $24.25     1    $24.25      TK(J.V) RT
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP SENSOR                                           211-3         EA                7    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP SENSOR                                           211-2         EA                9    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR                      RESMED             16107         EA     $20.00     9    $180.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR, T BAR     LARGE     RESMED             16109         EA     $20.00     19   $380.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR, T BAR     MEDIUM    RESMED             16108         EA     $20.00     3    $60.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR                      RESPIRONICS        302044        EA     $3.94      6    $23.64
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP BUBBLE MASK
         CUSHION             MD/LG     RESMED             16212         EA     $36.00     3    $108.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP MASK, FULL FACE     LARGE     RESPIRONICS        452038        EA     $21.25     10   $212.50
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP BUBBLE MASK
         CUSHION             LARGE     RESMED             16211         EA     $36.00     5    $180.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP BUBBLE MASK
         CUSHION             MD/SH     RESMED             16223         EA     $36.00     22   $792.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR, TRIANGLE  SMALL     RESMED             16103         EA     $18.00     12   $216.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP MASK, FRAME KIT
         MODULAR                       RESMED             16089         EA     $21.00     27   $567.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP MASK, FRAME KIT
         MODULAR                       RESMED             16008         EA     $21.00     13   $273.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP SPACERS, ASSORTED             RESPIRONICS        302141        EA     $6.40      1    $6.40
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP WASHER, PLSTIC
         SPLIT                         RESPIRONICS        300031        EA     $0.51      6    $3.06
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP PADS, FOREHEAD                                   M02B940       EA     $2.55      21   $53.55
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR,
         CONVERTABLE                                      452027        EA     $22.50     0    $0.00
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP FILTER, ASSEMBLY               RESMED           14909          EA       $6.00     2      $12.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP MASK, CHILD           SMALL    RESPIRONICS      302279         EA      $42.80    10     $428.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP SEAL, MONARCH
         COMFORT                        RESPIRONICS      572015         EA      $47.00    11     $517.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR, MONARCH              RESPIRONICS      572011         EA      $23.65     4      $94.60
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP CASCADE BUBBLE KIT    ADULT    PURITAN BENNET   4-001941-00    EA                29       $0.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP FLUTTER                        EDENTECH         58914-910-99   EA     $109.00     8     $872.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP CANNULA, NASAL                 SALTER LABS      1650           EA                 0       $0.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP HUMIDIFIER,
         HYDROSCOPIC COND               RESMED           18002          EA                 3       $0.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP                                RESPIRONICS      572004         EA      $49.75     4     $199.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP FILTER, OMRON
         NENULIZER                      OMRON            U03-4          EA     $265.00     7   $1,855.00                U
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP DURA-Y TRANSDUCER                               D-YS           EA     $275.00     1     $275.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR                       RESMED           16114          EA      $24.00     6     $144.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP FACE PLATE                                      35-934         EA                 3       $0.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP PROBES, COMFORT                                 NIS            EA                34       $0.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP TUBING, AIRWAY                                  8721           EA                 2       $0.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP ELECTRODES, APNEA              HEALTHDYNE       16510-1        EA       $5.50     5      $27.50
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP AEROCHAMBER                    MONAGHAN         8550           EA       $9.00    15     $135.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP DPAP                           SLEEPNET         73001          EA     ,050.00     2   $2,100.00                U
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP MASK, FULL FACE                RESPIRONICS      452034         EA      $21.25    14     $297.50
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP PORT, VENT                     PURITAN BENNET   M-25B          EA                 1       $0.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP CHAMBER, HMD                   FISHER PAYKEL    MR325          EA      $10.07     5      $50.35                U
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP TUBING, FLEX                                    2446           EA      $11.05     9      $99.45
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP CLIP, HEADGEAR
         SOFTCAP                                         302321         EA      $22.50     5     $112.50
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP CLIP, HEADGEAR
         SOFTCAP                                         452029         EA      $22.50     3      $67.50
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP CLIP, HEADGEAR
         SOFTCAP                                         452027         EA      $22.50     6     $135.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP CLIP, HEADGEAR
         SOFTCAP                                         452023         EA      $22.50     6     $135.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEADGEAR                                        16115          EA      $24.00     6     $144.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP SPACER, ACE                                     11-1010        EA                24     $  0.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP HEAT MOISTURE
         EXCHANGER                                       575010         EA       $3.84    25     $ 96.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP MASK, FULL FACE                                 452036         EA      $21.25     4     $ 85.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP MOUTHPIECE                                      06-565         EA       $1.95     2     $  3.90
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP AEROCHAMBER            15MM                     82510          EA       $9.00    10     $ 90.00
----------------------------------------------------------------------------------------------------------------------------------
RESP SUP AIRWAY CONNECTOR                                152301         EA      $11.00    26     $286.00

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP AIRWAY ADAPTER                                     8665        EA       $3.35      12    $40.20
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP AEROVENT,
         COLLAPSABLE                                        8550        EA       $9.00      10    $90.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP FILTER, REUSABLE                                   362521      EA      $13.25      4     $53.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP MOUTHPIECE                                         06-566      EA       $1.95      2      $3.90
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP OXICLIP                                         P              EA     $11.00      21   $231.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP SENSOR                                          211-1          EA                 10   $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP STAND, H TANK                B&F MEDICAL        65060          EA     $16.45      0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TANK, OXYGEN       D         MADA               1502           EA     $51.50      0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP REGULATOR, E       1/16      MADA               1335-1         EA     $62.00      0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP TANK, OXYGEN       M9        ALLIED             3110-2002      EA     $45.43      0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP REGULATOR, H       0-8 LPM   MADA               1333           EA     $43.65      0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP REGULATOR, E       0-8 LPM   MADA               1335           EA     $49.90      0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP REGULATOR, E       1/40 LPM  ALLIED             13209          EA     $190.45     0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP OXILITE BAG        M9        CHAD               OOOP150        EA     $34.00      0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP OXILITE TUBING               CHAD               CL056A         EA     $7.50       0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP FLOWMETER, LIQUID            PENOX              AA22005AA      EA     $43.99      0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP OXILITE CONSERVER            CHAD               OM201A         EA     $469.00     0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP REGULATOR, H       1/40 LPM  ALLIED             13185          EA     $171.60     0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP OXILITE REGULATOR            CHAD               FR870          EA     $65.00      0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
RESP SUP CARRY PUUCH        D         CHAD               OP200          EA     $39.00      0    $0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                               RESP SUP TOTAL   $65,583.18
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ADL   ABDOMINAL BINDER    SM       DALE                410         EA       $10.40   4      $41.60     A       2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ADL   ABDOMINAL BINDER    MED      DALE                411         EA       $12.00   4      $48.00     A       2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ADL   ABDOMINAL BINDER    LG       DALE                418         EA       $15.90   3      $47.70     A       2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ADL   PILL DISPENSER               SAMMONS             3458-02     EA       $11.25   2      $22.50     A       10
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  BLOOD PRESSURE KIT  ADULT    GRAHAM-FIELD        03-180      EA       $16.95   2      $33.90     A       2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  STETHOSCOPE         PED      GRAHAM-FIELD        04-507      EA       $5.90    2      $11.80     A       2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  SPHYGMOMANOMETER             GRAHAM FIELD        03-202      EA       $20.75   6      $124.50    A       2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  BLOOD PRESSURE
         MON.(DIGT)                   GRAHAM FIELD        02-857      EA       $49.95   2      $99.90     A       2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  LANCETS                      OWENMUMFORD         AT455       BX/200   $4.60    0      $0.00      A       3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  ONE TOUCH BASIC              LIFESCAN            10315       EA       $40.00   0      $0.00      A       3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  TESTSTRIPS,
         ACCUCHEK III                 BOERINGER           000502      BX/50    $36.00   4      $144.00    PYXIS
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  TESTSTRIP,
         GLUCOMETER III               AMES                2371        BX/50    $35.47   3      $106.41    PYXIS
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  TESTSTRIP,
         ONE TOUCH                    LIFESCAN            10198       BX/50    $28.00   1      $28.00     PYXIS
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  TESTSTRIPS ELITE                                 3918        BX       $34.79   3      $104.37    PYXIS
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  TESTSTRIPS
         ADVANTAGR                                        553         BX       $33.52   4      $134.08    PYXIS
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  PENLET                       LIFESCAN            10356       EA       $16.99   0      $0.00      PYXIS
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  LANCETS                                          585         BX       $9.10    1      $9.10      PYXIS
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   DIAB  GLUCOMETER BASIC             LIFESCAN                        EA       $40.00   1      $40.00     TK(J.V) RT
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE,
         LEVIN               12FR     BAXTER              K9          CS/50    $23.25   3      $69.75     C       1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE,
         LEVIN               14FR     BAXTER              K12         CS/50    $23.70   1      $23.70     C       1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE        24F 10"  BARD                000259      EA       $7.00    8      $56.00     C       1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE        24F 24"  BARD                000258      EA       $7.00    14     $98.00     C       1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE        18F 24"   BARD               000256      EA        $7.00     7      $49.00    C     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE        18F 10"   BARD               000257      EA        $7.00     15     $105.00   C     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE        5F 36"    PMP                155723      BX        $34.00    9      $306.00   C     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE        8F 42"    SHERWOOD           260406      BX        $57.50    4      $230.00   C     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE        8F 36"    CORPAK             209368      BX        $23.00    3      $69.00    C     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE        8F 16"    SHERWOOD           260604      BX        $52.50    2      $105.00   C     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE        5F 75CM   VYGON              VG31105     BX        $42.00    2      $84.00    C     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE        6F 36"    CORPAK             209366      BX        $23.00    1      $23.00    C     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING TUBE        5F 36"    PMP                155721      BX        $34.00    2      $68.00    C     1
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTOR TAKEN 03/31/97                                         5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   DECOMPRESSION TUBE   8F 1.7C   BARD             000350       BX        $8.75      13     $113.75   C      1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   DECOMPRESSION TUBE   4F 1.7C   BARD             000353       BX        $8.75      9      $78.75    C      1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   SUCTION CATH
         W/MUCUS TRP          8F        SHERWOOD         257535       BX        $83.00     5      $415.00   C      1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   DECOMPRESSION TUBE   8F 2.4C   BARD             000351       EA        $8.75      6      $52.50    C      1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FOOD PUMP COMPAT               SANDOZ           199235       EA        LEASE      1      $0.00     CLST          U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FOOD PUMP COMPAT               SANDOZ           199205       EA        LEASE      1      $0.00     CLST          U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FOOD PUMP KANGAROO             SHERWOOD         324          EA        $350.00    1      $350.00   CLST          U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING BAGS
         KANGAROO                       SHERWOOD         773600       CS        $72.00     1      $72.00    CLST
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING BAGS
         COMPAT                         SANDOZ           199247       CS        $69.16     1      $69.16    CLST
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING BAG                    ROSS             50230        CS/30     $71.48     3      $214.44   D      22
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING BAG          COMPAT    SANDOZ           199247       CS/30     $69.16     4      $276.64   D      22
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FEEDING BAG                    SHERWOOD         773600       CS/30     $72.00     11     $792.00   D      23
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   COMPLEAT REGULAR     8 OZ      SANDOZ           150100       CS/24     $49.97     6      $299.82   FR     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   NEPRO                8 OZ.     ROSS             50632        CS/24     $63.44     12     $761.28   FR     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ADVERA CHOCOLATE     8 OZ.     ROSS             51800        CS/24     $39.50     2      $79.00    FR     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ISOCAL               8 OZ.     MEADE-JOHN       35511        CS/12     $12.88     15     $193.20   FR     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ISOCAL HN            8 OZ.     MEADE-JOHN       46602        CS/12     $13.98     16     $223.68   FR     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   DELIVER              8 OZ      MEADE-JOHN       46202        CS/12     $14.50     36     $522.00   FR     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   SUSTICAL PUDDING
         VANILLA              5 OZ      MEADE-JOHN       40901        CS/48     $48.47     1      $48.47    FR     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   SUSTICAL VANILLA     8 OZ      MEADE-JOHN       35103        CS/24     $12.50     2      $25.00    FR     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   TRAUMACAL            8 OZ.     MEADE-JOHN       46402        CS/24     $23.00     42     $966.00   FR     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ULTRACAL             8 OZ      ROSS             435901       CS/24     $15.50     31     $480.50   FR     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PEDIASURE
         CHOCOLATE            8 OZ      ROSS             51882        CS/24     $27.49     5      $137.45   FR     3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PEDIASURE BANANA      8 OZ     ROSS              51884       CS/24     $27.49   0       $0.00     FR     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PEDIASURE
         STRAWBERRY            8 OZ     ROSS              51880       CS/24     $27.49   1       $27.49    FR     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PEDIASURE VANILLA     8 OZ     ROSS              51804       CS/24     $27.49   3       $82.47    FR     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PEDIASURE W/FIBER
         VANILLA               8 OZ     ROSS              51806       CS/24     $28.92   0       $0.00     FR     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ENSURE CHOCOLATE      8 OZ.    ROSS              50462       CS/24     $21.73   8       $173.84   FR     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ENSURE STRAWBERRY     8 OZ.    ROSS              50648       CS/24     $21.73   5       $108.65   FR     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ENSURE VANILLA        8 OZ.    ROSS              50460       CS/24     $21.73   25      $543.25   FR     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ENSURE PLUS
         STRAWBERRY            8 OZ.    ROSS              50646       CS/24     $24.34   4       $97.36    FR     4
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ENSURE PLUS
         VANILLA               8 OZ.    ROSS               50464     CS/24     $24.34     4      $97.36    FR      4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ENSURE PUDDING
         VANILLA               5 OZ     ROSS               00792     CS/48     $34.36     0      $0.00     FR      5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ENSURE W/FIBER        8 OZ     ROSS               50650     CS/24     $21.73     5      $108.65   FR      5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ENSURE PLUS
         CHOCOLATE             8 OZ.    ROSS               50466     CS/24     $24.34     8      $194.72   FR      5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ENSURE W/FIBER
         CHOCOLATE             8 OZ     ROSS               00756     CS/24     $21.73     4      $86.92    FR      5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PERATIVE              8 OZ     ROSS               50628     CS/24     $54.04     6      $324.24   FR      5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PULMOCARE             8 OZ.    ROSS               00699     CS/24     $31.51     4      $126.04   FR      5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   SUPLENA               8 OZ     ROSS               50164     CS/24     $46.38     0      $0.00     FR      5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   JEVITY                8 OZ.    ROSS               00143     CS/24     $25.75     11     $283.25   FR      6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   OSMOLITE              8 OZ.    ROSS               00709     CS/24     $22.20     28     $621.60   FR      6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   TWOCAL HN             8 OZ     ROSS               00729     CS/24     $34.17     8      $273.36   FR      6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ISOCAL                32 OZ    MEADE-JOHN         35504     CS/6      $21.56     9      $194.04   FR      7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   JEVITY                32 OZ.   ROSS               50330     CS/6      $24.51     13     $318.63   FR      7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   OSMOLITE              32 OZ.   ROSS               00738     CS/6      $21.19     6      $127.14   FR      7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   OSMOLITE HN           32 OZ.   ROSS               00739     CS/6      $23.80     5      $119.00   FR      7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ALIMENTUM             32 OZ    ROSS               237       CS/6      $38.35     0      $0.00     FR      7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   NUTRIEN 1.0
         W/FIBER               8 OZ     CLINITEC           2L6056    CS/24     $27.75     23     $638.25   FR      8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   NUTRIEN 1.5           8 OZ     CLINTEC            2L6220A   CS/24     $22.05     4      $88.20    FR      8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PEPTAMEN              8 OZ.    CLINTEC            2L6260    CS/24     $158.10    14     $2,213.40 FR      8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ULTRACAL              32 OZ    ROSS               435902    CS/6      $30.34     9      $273.06   FR      9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ENSURE CHOCOLATE      32 OZ.   ROSS               799       CS/6      $18.65     7      $130.55   FR      9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ENSURE PLUS
         VANILLA               32 OZ    ROSS               688       CS/24     $22.36     8      $178.88   FR      9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
   ENT   ENSURE VANILLA       32 OZ.    ROSS               00733      CS/6      $18.65    0     $0.00      FR     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   GLUCERNA             8 OZ      ROSS               50240      CS/24     $46.38    21    $973.98    FR     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PEPTAMEN JR          8OZ       CLINTEC            2L6252     CS/25     $155.00   0     $0.00      FR
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   CRUCIAL              8OZ       CLINTEC            2L6280     CS/26     $204.00   7     $1,428.00  FR
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   RCF LIQUID SOY
         W/IRON               8OZ       ROSS               00108      CS/12     $45.60    8     $364.80    FR
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   MAGNACAL             8OZ       MEADE-JOHN         00401                $37.44    5     $187.20    FR
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   SUSTACAL
         STRAWBERRY           8OZ       MEADE-JOHN         46502      CS/24     $12.50    1     $12.50     FR
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   SUSTACAL PLUS
         VANILLA              8OZ       MEADE-JOHN         46002      CS/24     $14.85    12    $178.20    FR
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   SIMILAC NEOCARE      14OZ      ROSS               51850      CS/6      $10.45    6     $62.70     FR
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                        NIT/                         U BIN OR
CATEGORY  DESCRIPTION         SIZE     MANUF             REORDER #     MEA    COST      QTY     EXT $    AISLE # BIN R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   ADVERA VANILLA       8OZ      MEADE-JOHN         52450      CS/12     $39.60     4      $158.40   FR
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PREGESTEMIL POWDER   454GM    MEADE-JOHN         36721      CS/6      $120.03    2      $240.06   FR
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   NITROLAN             8OZ      ELAN               HN4300     CS/27     $33.64     7      $235.48   FR
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   POLYCOSE POWDER      12.3OZ   ROSS               00746      CS/6      $27.86     5      $139.30   FR
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PUMP, FEEDING                 SHERWOOD           324        EA        $350.00    5      $1,750.00 N        4     U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PUMP, FEEDING        COMPAT   SANDOZ             199205     EA        LEASE      4      $0.00     N        4     U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PUMP CASE            PET      SHERWOOD           350409     EA        $200.00    1      $200.00   N        4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PUMP, FEEDING        PET      SHERWOOD           350003     EA        $462.00    1      $462.00   N        4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   FOOD PUMP                     SHERWOOD           324        EA        $350.00    1      $350.00   TK(J.V) RT     U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PUMP, FEEDING                 SHERWOOD           224        EA        $300.00    0      $0.00                    U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PUMP, FEEDING                 SHERWOOD           350391     EA        $162.50    0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   ENT   PUMP, FEEDING                 SHERWOOD           350490     EA        $35.20     0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         INTERMITTENT         08FR-10" MENTOR             360        CS/50     $29.84     3      $89.52    B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         INTERMITTENT         10FR-10" MENTOR             520        CS/50     $29.84     3      $89.52    B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         INTERMITTENT         12FR     MENTOR             451        CS/50     $29.84     0      $0.00     B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         INTERMITTENT         12FR     MENTOR             412        CS/50     $17.94     6      $107.64   B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         INTERMITTENT         12FR-16" MENTOR             460        CS/50     $29.84     7      $208.88   B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         INTERMITTENT         14FR-16" MENTOR             450        CS/50     $29.84     9      $268.56   B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         INTERMITTENT         14FR-6"  MENTOR             240        CS/50     $22.05     4      $88.20    B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         INTERMITTENT         16FR     MENTOR             416        CS/50     $17.94     4      $71.76    B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER,
         INTERMITTENT         14FR     MENTOR             245        CS/50     $25.33     4      $101.32   B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES

   INCO  CATHETHER,
         INTERMITTENT                   MENTOR                410       BX      $17.94      2     $35.88      B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  RUBBER PANTS            SM     GRAHAM-FIELD         5001PS     EA       $4.54      25    $113.50     B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  RUBBER PANTS            LG     GRAHAM-FIELD         5001PL     EA       $4.54      10    $45.40      B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  RUBBER PANTS           XLG     GRAHAM-FIELD        5001PXL     EA       $4.54      20    $90.80      B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  RUBBER PANTS           MED     GRAHAM-FIELD         5001PM     EA       $4.54      19    $86.26      B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         RED RUBBER             10FR    BAXTER               RU110    CS/50     $16.96      34    $576.64     D    14
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         RED RUBBER             12FR    BAXTER               RU112    CS/50     $16.96      10    $169.60     D    19
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         RED RUBBER             14FR    BAXTER               RU114    CS/50     $16.96      15    $254.40     D    19
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         RED RUBBER             16FR    BAXTER               RU116    CS/50     $16.96      4     $67.84      D    19
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         RED RUBBER             18FR    BAXTER               RU118    CS/50     $25.68      9     $231.12     D    19
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                      5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
CATEGORY   DESCRIPTION       SIZE     MANUF     REORDER #   NIT/MEA    COST    QTY     EXT $     AISLE   BIN #   U OR R   MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         RED RUBBER          08FR     BAXTER    RU108       CS/50      $25.68    4     $102.72     D     19
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         RED RUBBER          12FR     DAVOL      9412      CS/100      $79.00    2     $158.00     D     20
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         RED RUBBER          16FR     DAVOL      9416      CS/100      $79.00    4     $316.00     D     20
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER,
         RED RUBBER          14FR     DAVOL      9414      CS/100      $79.00    5     $395.00     D     20
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  TUBING, LEG BAG
         EXTENSION             8"     BAXTER      K58       CS/50      $49.59    0       $0.00     E     14
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  DRAINAGE BAG,
         BEDSIDE                      BAXTER    3T5903      CS/20      $29.68    9     $267.12     E     14
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  LEG BAG            LARGE     BAXTER    4017L       CS/40      $53.52    2     $107.04     E     14
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  LEG BAG            LARGE     INTERMED   6031       CS/48      $43.75    9     $393.75     E     14
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  LEG BAG            MEDIUM    BAXTER    4015M       CS/40      $52.98    4     $211.92     E     14
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  LEG BAG            MEDIUM    INTERMED   6021       CS/48      $42.75    5     $213.75     E     14
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY   6FRX30C    BAXTER     E616       CS/12      $11.61   13     $150.93     E     15
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY   8FRX30C    BAXTER     E618       CS/12      $11.61    0      $0.00      E     15
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY    8FRX5C    BAXTER     E518       CS/12      $11.61   11     $127.71     E     15
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY   0FRX30C    BAXTER     E620       CS/12      $11.61    1      $11.61     E     15
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY    0FRX5C    BAXTER     E520       CS/12      $11.61    0      $0.00      E     15
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY   2FRX30C    BAXTER     E622       CS/12      $11.61    4      $46.44     E     15
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY    2FRX5C    BAXTER     E522       CS/12      $11.61    1      $11.61     E     15
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY   4FRX30C    BAXTER     E624       CS/12      $13.49    3      $40.47     E     15
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY   4FRX5C     BAXTER     E524       CS/12      $12.94    4      $51.76     E     15
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY   6FRX30C    BAXTER     E626       CS/12      $13.49    9     $121.41     E     15
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER,FOLEY   8FRX30C    BAXTER     E628       CS/12      $13.49    3      $40.47     E     15
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER,FOLEY   2FRX30C    BAXTER     E612       CS/12      $13.49    4      $53.96     E     16
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES

   INCO  CATHETER, FOLEY       2FRx5C   BAXTER        E512      CS/12     $11.61      4       $46.44      E     16
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY      4FRX30C   BAXTER        E614      CS/12     $13.49     16      $215.84      E     16
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY       4FRX5C   BAXTER        E514      CS/12     $11.61      5       $58.05      E     16
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FOLEY       6FRX5C   BAXTER        E516      CS/12     $11.61      8       $92.88      E     16
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FREEDOM     LARGE    MENTOR        8400     BX/100    $101.00      0        $0.00      E     17
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FREEDOM     MEDIUM   MENTOR        8200     BX/100    $101.00      3      $303.00      E     17
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, FREEDOM     SMALL    MENTOR        8000     BX/100    $101.00      1      $101.00      E     17
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, UROSAN      SMALL    MENTOR        7875     BX/100     $64.60      4      $258.40      E     17
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, UROSAN      LARGE    MENTOR        7800     BX/100     $64.60      0        $0.00      E     17
-----------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                      5/14/97

                             INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        U
                                                                       NIT/                                       BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, UROSAN      MEDIUM   MENTOR                7850    BX/100    $64.60      1     $64.60      E    17
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, EXTERNAL   ED/LARG   ROCHESTER            3-3103   CS/100    $66.00      3     $198.00     E    18
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, EXTERNAL    MEDIUM   ROCHESTER            3-3102   CS/100    $66.00      5     $330.00     E    18
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, EXTERNAL    LARGE    ROCHESTER            3-3104   CS/100    $66.00      3     $198.00     E    18
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, EXTERNAL    MEDIUM   BAXTER                K96     CS/100    $40.10      3     $120.30     E    19
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETER, EXTERNAL    LARGE    BAXTER                K97A    CS/100    $47.69      2     $95.38      E    19
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY      28F5CC   BAXTER                E528      CS      $12.94      8     $103.52     E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  DRAINAGE BAG,
         BEDSIDE                        BARD                 600909     CS      $120.00     2     $240.00     E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  LEG BAG                        MEDI               06-650-30    CS      $172.56     0      $0.00      E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY      26F5CC   BAXTER                E526      CS      $12.94      9     $116.46     E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  UNDERPAD             24 X 36   GRAHAM-FIELD         D6530    CS/150    $19.50      37    $721.50     J     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  ELASTIC-46-58"        LARGE    GRAHAM-FIELD         BK02L    CS/60     $28.00      30    $840.00     J     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  ELASTIC               MEDIUM   GRAHAM-FIELD         BK02M    CS/96     $28.00      31    $868.00     J     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  DRY PROVIDE           MEDIUM   INVACARE             I61122   CS/96     $43.00      4     $172.00     J     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  ELASTIC               SMALL    GRAHAM-FIELD        D7050BK   CS/96     $32.00      6     $192.00     J     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  DRY PROVIDE           LARGE    INVACARE             I61123   CS/64     $40.00      2     $80.00      J     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  LINERS, PANTY                  GRAHAM-FIELD         D0700    CS/200    $21.50      14    $301.00     J     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  TODDLER               LARGE    GRAHAM-FIELD         009317   CS/120    $27.97      5     $139.85     J     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  PETTY BABY            SMALL    GRAHAM-FIELD         009112   CS/240    $32.00      4     $128.00     J     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  YOUTH                  BULK    GRAHAM-FIELD         43090    CS/96     $32.00      8     $256.00     J     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  PETTY BABY            MEDIUM   GRAHAM-FIELD         009212   CS/176    $32.00      1     $32.00      J     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  NON-ELASTIC           MEDIUM   GRAHAM-FIELD         D0041    CS/100    $28.50      12    $342.00     J     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  NON-ELASTIC           LARGE    GRAHAM-FIELD         50067    CS/60     $29.00      0      $0.00      J     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  LINERS, PANTY         POISE    SUB/OSTOMY           19581    PK/22      $5.24      7     $36.68      J
------------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
   INCO  NON-ELASTIC           SMALL    GRAHAM-FIELD         50043    CS/100    $28.52      0      $0.00      J
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  PRETTY BABY             LG                                     CS      $42.00      5     $210.00     J
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  DIAPER ELASTIC         XLG                                     CS      $42.00      3     $126.00     J
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  IRRIGATION TRAY        50CC    SUPERIOR             67000    CS/20     $21.50      46    $989.00     K     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  IRRIGATION TRAY
         W/BULB                 50CC    SUPERIOR             67800    CS/20     $17.50      3     $52.50      K     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  INSERTION TRAY                 RUSCH                76010    CS/20     $30.50      10    $305.00     K     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  INSERTION TRAY         30CC    SUPERIOR             76000    CS/20     $29.00      14    $406.00     K     1
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                     5/14/97

                             INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        U
                                                                       NIT/                                       BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY
         SILASTIC             22F30CC   BARD                 33622      CS      $77.00      4     $308.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY
         SILASTIC             24F30CC   BARD                 33624      CS      $77.00      1     $77.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY
         SILASTIC              24F5CC   BARD                 33424      CS      $87.00      2     $174.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY               BARD                 165822     CS      $94.01      1     $94.01
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY               MEDLINE            DYND11505    CS      $55.97      1     $55.97
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY               MEDLINE            DYND11536    CS      $55.97      1     $55.97
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY
         SILASTIC              20F5CC   BARD                 33420      CS      $87.00      4     $348.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY
         SILASTIC              22F5CC   BARD                 33422      CS      $87.00      3     $261.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY
         SILASTIC             16F30CC   BARD                 33616      CS      $77.00      2     $154.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY               BARD                 086012     CS                  1      $0.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY               BARD                0165PL10    CS      $122.74     1     $122.74
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY               BARD                 165820     CS      $94.01      1     $94.01
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY               BARD                0165L18     CS      $91.25      2     $182.50
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY
         SILASTIC              18F5CC   BARD                 33418      CS      $87.00      3     $261.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  CATHETHER, FOLEY
         SILASTIC             20F30CC   BARD                 33620      CS      $77.00      6     $462.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   INCO  IRRIGATION TRAY
         W/PISTON               60CC    SUPERIOR             68800    CS/20     $17.50      0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, STOMA           4X4     CONVATEC             21712     BX/5     $11.57      9     $104.13     D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SURFIT
         4X4 TAN               1 1/2"   CONVATEC             22521     BX/5     $14.36      8     $114.88     D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SURFIT
         4X4 TAN               1 3/4"   CONVATEC             22522     BX/5     $14.36      3     $43.08      D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SURFIT
         4X4 WHITE             1 1/4"   CONVATEC             22525     BX/5     $14.35      3     $43.05      D     1
------------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
   OST   WAFER, SURFIT
         4X4 WHITE             1 1/2"   CONVATEC             22526     BX/5     $14.36      8     $114.88     D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SURFIT
         4X4 WHITE             1 3/4"   CONVATEC             22527     BX/5     $14.36      7     $100.52     D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SURFIT
         5X5 TAN               2 1/4"   CONVATEC             22523     BX/5     $14.63      20    $292.60     D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SURFIT
         5X5 TAN               2 3/4"   CONVATEC             22524     BX/5     $14.63      3     $43.89      D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SURFIT
         5X5 WHITE             2 1/4"   CONVATEC             22528     BX/5     $14.63      4     $58.52      D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SURFIT
         5X5 WHITE             2 3/4"   CONVATEC             22529     BX/5     $14.63      6     $87.78      D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINABLE      2 1/4"   CONVATEC             21928    BX/10     $24.00      2     $48.00      D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, UROSTOMY       1 1/2"   CONVATEC             21926    BX/10     $23.43      4     $93.72      D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH URO SURFIT      1 3/4"   CONVATEC             219-37     BX      $24.13      1     $24.13      D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER STOMAHESIVE       4"     CONVATEC             223-41     BX      $21.66      4     $86.64      D     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN SURFIT        4"     CONVATEC             223-53     BX      $19.13      4     $76.52      D     1
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 3/31/97                                      5/14/97

                              INVENTORY COUNT SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        U
                                                                       NIT/                                       BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER                 1 3/4"   CONVATEC             22567     BX/5     $22.24      3     $66.72      D     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" OPAQUE              1"     CONVATEC             22758    BX/10     $22.65      0      $0.00      D     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" OPAQUE            1 3/4"   CONVATEC             22761    BX/10     $22.65      5     $113.25     D     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" OPAQUE            1 1/2"   CONVATEC             22768    BX/10     $22.65      5     $113.25     D     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" TRNSP             1 1/4"   CONVATEC             22766    BX/10     $22.65      6     $135.90     D     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" TRNSP             CUSTOM   CONVATEC             22771    BX/10     $23.78      4     $95.12      D     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, UROSTOMY
         TRNSP                 1 1/2"   CONVATEC             24231    BX/10     $21.75      2     $43.50      D     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, UROSTOMY
         TRNSP                 1 3/4"   CONVATEC             24232    BX/10     $21.75      2     $43.50      D     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, STOMA 4X4      1 1/2"   CONVATEC             25610     BX/5     $14.29      10    $142.90     D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, STOMA 4X4      1 1/4"   CONVATEC             25605     BX/5     $14.29      8     $114.32     D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, STOMA 4X4      1 3/4"   CONVATEC             25611     BX/5     $13.64      6     $81.84      D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, STOMA 4X4      2 1/4"   CONVATEC             25612     BX/5     $13.64      4     $54.56      D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, STOMA 4X4      2 3/4"   CONVATEC             25613     BX/5     $13.64      4     $54.56      D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, CLOSED
         OPAQUE                2 1/4"   CONVATEC             25622    BX/30     $25.95      5     $129.75     D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE       1 1/4"   CONVATEC             25621    BX/30     $25.95      14    $363.30     D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" TRNSP             1 1/2"   CONVATEC             25630    BX/10     $15.20      9     $136.80     D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" OPAQUE            1 3/4"   CONVATEC             25641    BX/10     $15.20      13    $197.60     D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" OPAQUE            2 1/4"   CONVATEC             25642    BX/10     $15.20      4     $60.80      D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" TRNSP             1 3/4"   CONVATEC             25631    BX/10     $15.20      12    $182.40     D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" TRNSP             2 1/4"   CONVATEC             25632    BX/10     $15.20      12    $182.40     D     3
------------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
   OST   POUCH, DRAINAGE
         12" TRNSP             2 3/4"   CONVATEC             25633    BX//10    $15.20      0      $0.00      D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE       2 3/4"   CONVATEC             25643    BX/10     $15.20      7     $106.40     D     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, MINI           2 1/4"   CONVATEC             25778    BX/20     $16.43      3     $49.29      D     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         10" OPAQUE            1 1/2"   CONVATEC             25690    BX/10     $15.20      13    $197.60     D     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         10" OPAQUE            1 3/4"   CONVATEC             25691    BX/10     $15.20      3     $45.60      D     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         10" OPAQUE            2 1/4"   CONVATEC             25692    BX/10     $15.20      9     $136.80     D     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         10" OPAQUE            2 3/4"   CONVATEC             25693    BX/10     $15.20      10    $152.00     D     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, CLOSED
         OPAQUE                  2"     CONVATEC             175773   BX/15     $29.30      8     $234.40     D     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN          1 3/4"   CONVATEC             178459   BX/15     $14.84      1     $14.84      D     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" TRNSP             1 1/4"   CONVATEC             175783    BX/5     $35.12      4     $140.48     D     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, CLOSED         1 1/2"   HOLLISTER             2173    BX/30     $32.68      2     $65.36      D     5
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                     5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        U
                                                                       NIT/                                       BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" TRNSP               2"     HOLLISTER             3224    BX/30     $56.02      4     $224.08     D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         12" TRNSP               3"     HOLLISTER             3226    BX/30     $56.02      4     $224.08     D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         16" TRNSP               1"     HOLLISTER             3273    BX/30     $56.04      3     $168.12     D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE         2"     HOLLISTER             3274    BX/30     $56.04      2     $112.08     D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         16" TRNSP               2"     HOLLISTER             3275    BX/30     $56.04      2     $112.08     D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN          1 3/4"   HOLLISTER             3559    BX/15     $27.30      0      $0.00      D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN          2 1/2"   HOLLISTER             1460    BX/10     $46.06      2     $92.12      D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN          1 3/4"   HOLLISTER             3329    BX/30     $46.42      0      $0.00      D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN            3"     HOLISTER              3275    BX/30     $54.39      0      $0.00      D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, DURAHESIVE     1 3/4"   CONVATEC             178475    BX/5     $29.85      0      $0.00      D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, DURAHESIVE
         4X4                   1 1/8"   CONVATEC             178470    BX/5     $29.30      0      $0.00      D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER,DURAHESIVE      13/4"    CONVATEC             178471    BX/5     $15.36      0      $0.00      D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, CLOSED END     2 3/4"   CONVATEC             178461   BX/15     $15.36      0      $0.00      D     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         TRNSP                  3/4"    HOLLISTER             3610     BX/5     $22.44      5     $112.20     D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         TRNSP                  7/8"    HOLLISTER             3611     BX/5     $22.44      6     $134.64     D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         TRNSP                   1"     HOLLISTER             3612     BX/5     $22.44      6     $134.64     D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         TRNSP                 1 1/8"   HOLLISTER             3613     BX/5     $22.44      9     $201.96     D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         TRNSP                 1 1/4"   HOLLISTER             3614     BX/5     $22.44      5     $112.20     D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         TRNSP                 1 3/8"   HOLLISTER             3615     BX/5     $22.44      5     $112.20     D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         TRNSP                  2-"     HOLLISTER             3605    BX/10     $23.56      2     $47.12      D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES

   OST   POUCH, DRAINAGE
         TRNSP                 1 1/2"   HOLLISTER             3603    BX/10     $23.56      6     $141.36     D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, TRNSP          1 1/4"   HOLLISTER             3608    BX/10     $26.78      4     $107.12     D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE         2"     HOLLISTER             3619     BX/5     $22.44      8     $179.52     D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         TRNSP                   1"     HOLLISTER             3622     BX/5     $22.44      4     $89.76      D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         TRNSP                 1 3/4"   HOLLISTER             3618     BX/5     $22.44      6     $134.64     D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN            3"     HOLLISTER             3606    BX/10      23.43      3     $70.29      D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN            2"     HOLLISTER             3604    BX/10      23.45      5     $117.25     D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   SKIN BARRIER          1 1/4"   HOLLISTER             3748     BX/5      16.63      2     $33.26      D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN            2"     HOLLISTER             3619     BX/5      22.37      0      $0.00      D     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER                 1 1/2"   HOLLISTER             3703     BX/5     $16.35      4     $65.40      D     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SKIN
         BARRIER                 4"     HOLLISTER             3706     BX/5     $22.96      9     $206.64     D     7
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                     5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        U
                                                                       NIT/                                       BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, TWO PIECE      2 3/4"   HOLLISTER             3704     BX/5     $23.31      2     $46.62      D     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER. SKIN
         BARRIER               1 3/4"   HOLLISTER             3702    BX/5      $16.28      6     $97.68      D     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRAINABLE      " CUSTO   HOLLISTER             3630    BX/10     $22.44      5     $112.20     D     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINABLE      1 3/4"   HOLLISTER             3639    BX/10     $25.83      5     $129.15     D     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE       1 1/2"   HOLLISTER             3633    BX/10     $26.48      3     $79.44      D     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         TRNSP                  3/4"    HOLLISTER             3637    BX/10     $26.48      6     $158.88     D     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN            1"     HOLLISTER             3734     BX/5      23.73      3     $71.19      D     7
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER                 2 1/4"   HOLLISTER             3735     BX/5     $17.66      4     $70.64      D     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SKIN
         BARRIER               1 1/4"   HOLLISTER             3736     BX/5     $24.04      4     $96.16      D     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SKIN
         BARRIER                 4"     HOLLISTER             3806    BX/10     $20.58      9     $185.22     D     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, TWO PIECE      2 1/4"   HOLLISTER             3803    BX/10     $17.00      2     $34.00      D     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, TWO PIECE      2 3/4"   HOLLISTER             3804    BX/10     $17.00      3     $51.00      D     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE       2 1/4"   HOLLISTER             3813    BX/10     $21.18      3     $63.54      D     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         MINI OPAQUE           2 1/4"   HOLLISTER             3843    BX/10     $31.56      8     $252.48     D     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN          1 1/4"   HOLLISTER             3802    BX/10      16.73      8     $133.84     D     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN          1 3/4"   HOLLISTER             3812    BX/10      16.73      2     $33.46      D     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN          1 1/2"   HOLLISTER             3817    BX/10      16.73      8     $133.84     D     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN          1 1/2"   HOLLISTER             3738     BX/5      23.73      3     $71.19      D     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, TWO PIECE        1"     HOLLISTER             4412     BX/5     $16.35      2     $32.70      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, SKIN
         BARRIER               1 1/2"   HOLLISTER             4438     BX/5     $24.04      2     $48.08      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER, TWO PIECE        1"     HOLLISTER             4434    BSX/5     $24.04      2     $48.08      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         MINI                  2 1/2"   HOLLISTER             4643    BX/10     $17.53      2     $35.06      D     9
------------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
   OST   ADHESIVE, MEDICAL              HOLLISTER             7730      EA      $16.21      0      $0.00      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   LOOP GASKET
         ASSEMBLY              3 1/2"   HOLLISTER             7344    BX/10     $56.28      1     $56.28      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINABLE      3 1/2"   HOLLISTER             7346       BX/20  $46.06      3     $138.18     D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE         1"     HOLLISTER             8612     BX/5     $31.56      5     $157.80     D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE         3"     HOLLISTER             7276    BX/30     $63.80      2     $127.60     D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         KARAYA                1 1/2"   HOLLISTER             7223    BX/30     $58.95      2     $117.90     D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         KARAYA                  2"     HOLLISTER             7284    BX/30     $51.80      2     $103.60     D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAINAGE
         KARAYA W/ADH            2"     HOLLISTER             7274    BX/30     $60.37      6     $362.22     D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, TRNSP          1 1/8"   HOLLISTER             8613     BX/5     $23.56      5     $117.80     D     9
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                     5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        U
                                                                       NIT/                                       BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, UROSTOMY
         TRNSP                   2"     HOLLISTER             7484    BX/20     $63.81      2     $127.62     D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN          2 2/4"   HOLLISTER             3903    BX/10      26.04      2     $52.08      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUAH, DRAIN          1 1/2"   HOLLISTER             4413     BX/5      16.28      3     $48.84      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH, DRAIN          1 1/2"   HOLLISTER             4613    BX/10      16.73      4     $66.92      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   STRIPS,
         STOMAHESIVE                    CONVATEC             25542       BX/15  $12.83      4     $51.32      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   BELT, APPLIANCE
         ADJ                            CONVATEC             175507     EA       $4.81      8     $38.48      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   CEMENT, SKIN BOND              S&N                   4000      EA       $5.05      4     $20.20      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   CLAMP, POUCH                   CONVATEC             175635   BX/10     $12.50      5     $62.50      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   LIQUID DEODORANT      BANISH   S&N                  412000     EA       $5.65      5     $28.25      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   PASTE, STOMA           2 OZ    CONVATEC             183910     EA       $7.27      0      $0.00      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POWDER, STOMA                  CONVATEC             25510      EA       $4.94      6     $29.64      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   SKIN PREP                      S&N                   4202    CS/12      $7.00      0      $0.00      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   CLAMP, POUCH                   HOLLISTER             7765    BX/20     $31.96      2     $63.92      D    11
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   CLAMP, POUCH
         OPAQUE                         HOLLISTER             7770    BX/20     $31.96      2     $63.92      D    11
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH URO 1ST
         CHOICE                2 1/2"   HOLLISTER             1460      BX      $46.06      0      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH URO 1ST
         CHOICE                1 3/8"   HOLLISTER             1487      BX      $27.37      2     $54.74      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH CLOSED
         KARAYA                  2"     HOLLISTER             3324      BX      $46.62      2     $93.24      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN 1ST
         CHOICE                1 1/4"   HOLLISTER             3638      BX      $25.83      1     $25.83      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN 1ST
         CHOICE                1 1/4"   HOLLISTER             3624      BX      $22.37      0      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   SKIN BARRIER
         CTRPTLCK              1 1/2"   HOLLISTER             3727      BX      $16.28      8     $130.24     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   SKIN BARRIER
         CTRPTLCK               3/4"    HOLLISTER             3732      BX      $22.73      4     $90.92      D
------------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
   OST   SKIN BARRIER
         CTRPTLCK              1 3/4"   HOLLISTER             3749      BX      $16.63      1     $16.63      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN CTRPTLCK    1 3/4"   HOLLISTER             3842      BX      $16.73      3     $50.19      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN CTRPTLCK    2 3/4"   HOLLISTER             3814      BX      $16.73      6     $100.38     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH URO CTRPTLCK    1 3/4"   HOLLISTER             3902      BX      $26.04      4     $104.16     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH URO CTRPTLCK    1 1/2"   HOLLISTER             3907      BX      $26.04      2     $52.08      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   SKIN BARRIER
         GUARDIAN                       HOLLISTER             4417      BX      $22.96      0      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   SKIN BARRIER
         GUARDIAN                2"     HOLLISTER             4414      BX      $16.28      3     $48.84      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   OSTOMY SYSTEM
         CTRPTLCK              2 3/4"   HOLLISTER             3716      BX      $35.53      1     $35.53      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH CLOSED            3"     HOLLISTER             7166      BX      $41.37      2     $82.74      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   SKIN BARRIER
         PREMIER               1 1/2"   HOLLISTER             8748      BX      $19.57      4     $78.28      D
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        U
                                                                       NIT/                                       BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN KARAYA        3"     HOLLISTER             7286      BX      $52.92      2     $105.84     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH URO PREMIER       1"     HOLLISTER             8474      BX      $30.56      3     $91.68      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN PREMIER     1 1/2"   HOLLISTER             8633      BX      $31.36      3     $94.08      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN PREMIER     1 3/4"   HOLLISTER             8812      BX      $19.32      7     $135.24     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN PREMIER       4"     HOLLISTER             8816      BX      $23.80      3     $71.40      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN PREMIER     2 1/2"   HOLLISTER             8813      BX      $19.32      5     $96.60      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN PREMIER     1 1/2"   HOLLISTER             8817      BX      $19.32      3     $57.96      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   SKIN BARRIER
         PREMIER                 4"     HOLLISTER             8726      BX      $27.06      0      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   SKIN BARRIER
         PREMIER               2 3/4"   HOLLISTER             8724      BX      $18.97      2     $37.94      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   IRRIGATION SET          3"     HOLLISTER             7722      BX      $40.80      1     $40.80      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   OSTOMY SYSTEM PED       2"     HOLLISTER             9766      BX      $35.78      1     $35.78      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   LEG BAG EXT TUBING             HOLLISTER             9803      BX      $23.73      2     $47.46      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   UNISOLVE WIPES                 HOLLISTER             4023      BX       $7.70      10    $77.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   SKIN BARRIER
         OINTMENT               25OZ    HOLLISTER             7230      EA       $3.96      1      $3.96      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   UNISOLVE SPRAY         6OZ     HOLLISTER             7755      EA       $6.80      1      $6.80      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        3325      BX      $47.60      4     $190.40     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        3634      BX      $25.80      3     $77.40      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        3816      BX      $20.67      6     $124.02     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        3329      BX      $47.60      2     $95.20      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        3636      BX      $23.17      1     $23.17      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        3272      BX      $55.40      4     $221.60     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        3617      BX      $23.03      1     $23.03      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        9767      BX      $43.40      1     $43.40      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES

   OST                                                        9821      BX      $54.36      1     $54.36      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        9822      BX      $54.36      1     $54.36      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        3737      BX      $24.43      1     $24.43      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        4603      BX      $17.07      1     $17.07      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        4604      BX      $17.07      2     $34.14      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        3733      BX      $24.43      5     $122.15     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        3732      BX      $24.43      1     $24.43      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        8631      BX      $31.67      1     $31.67      D
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                     5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        U
                                                                       NIT/                                       BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        8624      BX      $31.29      1     $31.29      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        8460      BX      $53.27      2     $106.54     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        8723      BX      $19.13      4     $76.52      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        8756      BX      $36.26      6     $217.56     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                        8778      BX      $28.93      5     $144.65     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER DURAHESIVE      1 1/2"   CONVATEC             225-66     BX      $21.23      0      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN ACTLFE        2"     CONVATEC             227-69     BX      $23.49      4     $93.96      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN ACTLFE      1 1/2"   CONVATEC             227-67     BX      $23.49      4     $93.96      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN ACTLFE        1"     CONVATEC             227-65     BX      $23.49      6     $140.94     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN ACTLFE       3/4"    CONVATEC             227-64     BX      $23.49      6     $140.94     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN ACTLFE      2 1/2"   CONVATEC             227-63     BX      $23.49      3     $70.47      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN ACTLFE        2"     CONVATEC             227-62     BX      $23.49      0      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN ACTLFE        1"     CONVATEC             227-51     BX      $23.49      2     $46.98      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER DURAHESIVE      2 3/4"   CONVATEC             225-69     BX      $27.88      0      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN SURFIT
         12"OPQ                1 1/2"   CONVATEC             256-40     BX      $15.66      10    $156.60     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN SURFIT
         12"TRNSP              1 3/4"   CONVATEC             256-31     BX      $15.66      0      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH URO ACTLFE      1 1/8"   CONVATEC            1757-95     BX      $30.63      4     $122.52     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH URO ACTLFE        1"     CONVATEC            1757-94     BX      $30.63      2     $61.26      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN ACTLFE        1"     CONVATEC            1757-79     BX      $35.12      4     $140.48     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN ACTLFE       3/4"    CONVATEC            1757-77     BX      $35.12      3     $105.36     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH CLSE END
         ACTLFE                1 1/2"   CONVATEC            1757-71     BX      $25.35      2     $50.70      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH CLSE END
         ACTLFE                 3/4"    CONVATEC            1757-61     BX      $25.35      2     $50.70      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH CLSE END
         ACTLFE                1 1/4"   CONVATEC            1757-70     BX      $25.35      4     $101.40     D
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER SURFIT          1 1/8"   CONVATEC            1685-61     BX      $15.21      6     $91.26      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN SURFIT      1 1/4"   CONVATEC             256-99     BX      $15.66      10    $156.60     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH CLSE END
         SURFIT                2 1/4"   CONVATEC            1784-60     BX      $15.36      4     $61.44      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH CLSE END
         SURFIT                2 3/4"   CONVATEC            1784-61     BX      $15.36      4     $61.44      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER DURAHESIVE       7/8"    CONVATEC            1784-68     BX      $29.30      8     $234.40     D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER DURAHESIVE      1 1/8"   CONVATEC            1784-70     BX      $293.30     7     $2,053.10   D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER DURAHESIVE      1 1/4"   CONVATEC            1784-71     BX      $29.30      2     $58.60      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER DURAHESIVE      1 5/8"   CONVATEC            1784-74     BX      $29.85      2     $59.70      D
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                U
                                         NIT/                  BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   WAFER DURAHESIVE      1 3/4"   CONVATEC            1784-75     BX      $29.85      3     $89.55      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN SURFIT      1 3/4"   CONVATEC             254-77     BX      $15.66      1     $15.66      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   POUCH DRN SURFIT      2 3/4"   CONVATEC             254-79     BX      $15.66      1     $15.66      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   TAIL CLOSURES                  CONVATEC            1756-50     BX      $14.57      2     $29.14      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                       22566      BX                  5      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                       22569      BX                  5      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                       650408     BX                  4      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST                                                       650422     BX                  1      $0.00      D
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   OST   CATHETER, EXTERNAL    MEDIUM   HOLLISTER             9827    BX/100    $136.10     2     $272.20     E    17
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, IODOFORM     1X5"    J&J                   8757      EA       $5.90      35    $206.50     A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, IODOFORM    1/4X5    J&J                   8755      EA       $4.80      13    $62.40      A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  NUGUAZE, PLAIN       1/4X5YD   SUB/OSTOMY            8750      EA       $4.40      30    $132.00     A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING,
         CLEARSITE              8X8     SUB/OSTOMY          40-9288    BX/8     $27.94      9     $251.46     A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, NUBREDE      4X4     SUB/OSTOMY            2350    BX/25     $17.50      2     $35.00      A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, TEGADERM     2X2     SUB/OSTOMY            1624    BX/100    $41.00      3     $123.00     A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, TEGADERM   4X4 3/4   SUB/OSTOMY           1626W    BX/50     $63.00      2     $126.00     A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TEGASORB W/BORDER     10X12    3M                   90003      BX      $23.00      2     $46.00      A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TEGADERM               4X4     3M                   1626W      BX      $63.00      0      $0.00      A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TEGADERM               2X2     3M                   1624W      BX      $45.99      3     $137.97     A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TEGADERM               6X8     3M                    1628      BX      $29.00      0      $0.00      A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CLEARSITE              4X4     NDM                  409240     BX      $38.99      4     $155.96     A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  NU GEL                 6X8     J&J                   2498      EA      $38.47      2     $76.94      A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  NU GEL                 4X4     J&J                   2497      EA      $18.99      2     $37.98      A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  NU GAUZE                1"     J&J                   8752      EA       $4.99      14    $69.86      A     3
------------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
   SURG  NU GAUZE                2"     J&J                   8753      EA       $6.55      13    $85.15      A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  NU GAUZE               1/4"    J&J                   8750      EA       $4.40      0      $0.00      A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  NU GAUZE               1/2"    J&J                   8751      EA       $4.29      10    $42.90      A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  NU GAUZE               1/2"    J&J                   8756      EA       $4.99      0      $0.00      A     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  STRIPS, STERI         1/2X4"   SUB/OSTOMY           R1547    BX/50     $66.00      1     $66.00      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, COMFEEL      4X4     SUB/OSTOMY            3213     BX/5     $18.95      6     $113.70     A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  MONTGOMERY STRAPS              SUB/OSTOMY            5129    BX/24     $37.50      2     $75.00      A     4
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                U
                                         NIT/                  BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, DUODERM      4X4     LIFECARE             187611   BX/20     $76.73      6     $460.38     A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, OPSITE     10X5 1/2  SUB/OSTOMY            4967    BX/20     $55.00      4     $220.00     A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, OPSITE       4X11    SUB/OSTOMY            4542    BX/10     $28.75      0      $0.00      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, OPSITE     5 1/2X4   SUB/OSTOMY            4975    BX/50     $57.00      2     $114.00     A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, XEROFORM     5X9     SUB/OSTOMY           433606   BX/50     $60.00      1     $60.00      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DUODERM                8X8     CONVATEC             187620     BX      $39.19      3     $117.57     A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  COMBIDERM ACD          5X5     CONVATEC             187725     BX      $51.98      5     $259.90     A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DUODERM GEL            30GM    CONVATEC             187987     EA       $4.43      3     $13.29      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DUODERM PASTE          30GM    CONVATEC             187930     EA       $8.69      3     $26.07      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DUODERM X/THIN CGF     4X4     CONVATEC             187955     BX      $32.56      1     $32.56      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  COMFEEL PASTE          2OZ     COLOPLAST             4701      EA      $11.99      1     $11.99      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  COMFEEL DRESSING       6X6     COLOPLAST             3218      BX      $40.98      0      $0.00      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CURASOL DERSSING       4X4     HEALTHPOINT         0060-44     BX      $29.90      36   $1,076.40    A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CURASOL GEL          3oz TUBE  HEALTHPOINT         0050-03     EA       $4.99      0      $0.00      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CURASOL SPRAY          12OZ    HEALTHPOINT         0100-12     EA       $7.84      0      $0.00      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  ALLDRESS               4X4     SCOTT                65324      BX      $21.00      6     $126.00     A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  XEROFORM               2X2     SHERWOOD             433400     BX      $20.75      3     $62.25      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  XEROFORM               4X4     SHERWOOD             433500     BX      $29.50      2     $59.00      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  XEROFORM               5X9     SHERWOOD             433605     BX      $60.00      0      $0.00      A     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DERMAGRAM OINTMENT     4 OZ    EAST COAST           M5000      EA      $14.50      5     $72.50      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CARRASYN SPRAY         8OZ     SUB/OSTOMY           101080     EA      $32.95      0      $0.00      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CARRINGTON
         MOISTURE BARRIER      3.5 OZ   SUB/OSTOMY           104040     EA      $29.95      0      $0.00      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CARRINGTON GEL        3.5 OZ   SUB/OSTOMY           101030     EA      $14.55      6     $87.30      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING,
         BIOCLUSIVE             4X10    J&J                   2467    BX/20     $58.00      2     $116.00     A     5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING,
         BIOCLUSIVE             4X5     J&J                   2463    BX/50     $59.00      2     $118.00     A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, VASELINE
         GAUZE                  3X9     SUB/OSTOMY           413605   BX/50     $44.67      1     $44.67      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING,
         BIOCLUSIVE             2X3     J&J                   2461    BX/50     $35.95      0      $0.00      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, ADAPTIC      3X3     J&J                   2012    BX/50     $23.99      2     $47.98      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, ADAPTIC      3X8     J&J                   2013    BX/36     $62.95      2     $125.90     A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, ADAPTIC      3X8     J&J                   2015    BX/20     $27.40      1     $27.40      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING, HYPERGEL    5 GRAM   SUB/OSTOMY           65420    BX/10     $59.00      4     $236.00     A     5
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL INVENTORY TAKEN 03/31/97                                                                             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                        U
                                         NIT/                        BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  BIOCLUSIVE
         DRESSING               2X3     J&J                   2461      BX      $35.95      2     $71.90      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  FIBERACOL DRESSING             J&J                   2494      BX      $95.99      7     $671.93     A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  INTRASITE GEL          15GM                          7311      BX      $61.00      13    $793.00     A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  INTRASITE GEL          25GM                          7313      BX      $73.50      4     $294.00     A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  INTRASITE GEL                                        7308      BX      $44.25      2     $88.50      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DERMAGRAM SPRAY        4OZ                          M7000      EA       $6.75      0      $0.00      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DERMAGRAM DRESSING     4X4                          SPD21      EA      $62.54      5     $312.70     A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TIELLE DRESSING        4X4                           2440      BX      $62.73      14    $878.22     A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CARRINGTON
         DRESSING                                            101015     BX      $71.93      0      $0.00      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CARRINGTON SPRAY       16OZ                         102160     EA      $12.25      0      $0.00      A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  LYOFOAM                4X4     ACME                 64655      BX      $91.00      5     $455.00     A     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  STOCKINETTE             4"     GRAHAM-FIELD       62-1984 4    BX      $16.75      3     $50.25      A     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  PAD, TELFA             3X4     LIFECARE             AWA34A     BX       $8.50      13    $110.50     A     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  BARRIER, STERILE
         FIELD                 16X29    LIFECARE             JJ0905   BX/35     $18.99      0      $0.00      A     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CARRINGTON DIA-B
         GEL                 3oz TUBE                                   EA      $12.74      10    $127.40     A
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  UNNA BOOT               4"     SUB-OSTOMY            4001     EACH      $4.55      6     $27.30      B     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TAPE, PAPER             3"     GRAHAM-FIELD         J6113      BX       $5.70      36    $205.20     B    11
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TAPE, PAPER             1'     LIFECARE             J6111      BX       $5.70      80    $456.00     B    11
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TAPE, PAPER             2"     LIFECARE             J6112      BX       $5.70      40    $228.00     B    11
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TAPE, TRNSP             1"     3M                   15271    CS/10     $115.00     2     $230.00     B    11
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TAPE, TRNSP             2"     3M                   15272    CS/10     $115.00     2     $230.00     B    11
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TAPE, TRNSP             3"     3M                   15273    CS/10     $115.00     2     $230.00     B    11
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SYRINGE, CATH TIP      2 OZ    LIFECARE             302750     CS      $19.75      4     $79.00      B    12
------------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
   SURG  SYRINGE, SLIT TIP      60CC    SHERWOOD             560224   BX/20     $21.10      2     $42.20      B    12
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SYRINGE, SLIT TIP      30CC    B-D                  301626   BX/30     $18.08      3     $54.24      B    12
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SYRINGE, SLIT TIP      20CC    B-D                  301625   BX/100                2      $0.00      B    12
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SYRINGE, SLIT TIP      10CC    B-D                  301604   BX/100    $18.42      5     $92.10      B    12
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SYRINGE, SLIT TIP      5CC     B-D                  301603   BX/100    $17.03      3     $51.09      B    12
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  PERI BOTTLES                   SUB/OSTOMY           156105     EA       $0.99      0      $0.00      B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  ACE BANDAGE             6"     GRAHAM-FIELD          J983      BX      $11.00      4     $44.00      B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  ACE BANDAGE             4"     GRAHAM-FIELD          J982      BX       $6.95      1      $6.95      B
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL INVENTORY TAKEN 03/31/97                                                                             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                U
                                         NIT/                  BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  ACE BANDAGE             3"     GRAHAM-FIELD          J981      BX       $5.75      4     $23.00      B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  ACE BANDAGE             2"     GRAHAM-FIELD          J980      BX       $4.65      2      $9.30      B
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  BENZOIN, TINTURE      4.75OZ   S&N                  407000     EA      $13.75      0      $0.00      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRESSING,
         SOFT&GUARD             4X4     S&N                 4600-00    BX/5     $13.17      5     $65.85      D     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GLOVES, STERILE       LARGE    GRAHAM FIELD         2D7030    CS/4     $44.00      6     $264.00     E     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GLOVES, NON
         STERILE               MEDIUM   BAXTER                8857    CS/10     $93.45      1     $93.45      E     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GLOVES, NON
         STERILE               LARGE    BAXTER                8858    CS/10     $93.45      1     $93.45      E     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GLOVES, NON
         STERILE               MEDIUM   GRAHAM FIELD        G1000-M   CS/10     $35.00      8     $280.00     E     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GLOVES, NON
         STERILE               LARGE    JOFRA               G1000-L   CS/10     $35.00      7     $245.00     E     3
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE, 12PLY           4X4     KENDALL               3033    CS/24     $72.50      1     $72.50      E     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SPONGE, TOPPER         4X4     LIFECARE             JJ2436   CS/24TR   $96.30      2     $192.60     E     4
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SPONGE, DRAINAGE       4X4     KENDALL               7086    CS/12TR   $93.00      2     $186.00     E     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SPONGE, SOFWICK        2X2     LIFECARE             JJ2392   CS/12TRAY $172.50     1     $172.50     E     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  TRACH DRESSING         4X4     HERMITAGE             9490      CS      $55.25      3     $165.75     E     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SPONGE, TRACH          4X4     HERMITAGE             3422      CS      $52.54      4     $210.16     E     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SPONGE, SORBIT         2X2     LIFECARE              6241      CS      $98.00      1     $98.00      E     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SPONGE, SORBIT         4X4     LIFECARE             6242B      CS      $77.00      2     $154.00     E     5
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE, STERILE         4X4     HERMITAGE             5189      CS      $38.91      0      $0.00      E     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE SPONGE           8X4     HERMITAGE              517    CS/1000   $86.11      0      $0.00      E     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE                  8X4     KENDALL               2259    CS/20TR   $170.00     2     $340.00     E     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE, 8PLY            2X2     KENDALL               1806    CS/30     $91.00      4     $364.00     E     6
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE, N/S             4X4     HERMITAGE            84088      CS      $45.03      3     $135.09     E     8
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE, N/S             2X2     HERMITAGE            82082    CS/25TR   $25.00      6     $150.00     E     8
------------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
   SURG  PAD, ABDOMONAL        7.5X8    KENDALL               9192      CS      $47.00      1     $47.00      E     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  COMBINE                5X9     KENDALL               9190    CS/16     $56.00      2     $112.00     E     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  KERLIX               4.5X4.1   KENDALL               6716    CS/100    $116.00     1     $116.00     E     9
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  COMBINE, STERILE       5X9     HERMITAGE             2002    CS/400    $52.00      6     $312.00     E    10
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  COMBINE, STERILE       5X9     HERMITAGE             2007    CS/25     $74.21      2     $148.42     E    10

------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CONFORM, STERILE        2"     HERMITAGE             1626    CS/96     $32.07      2     $64.14      E    11
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  KERLIX                BULKEE   HERMITAGE             2115    CS/100    $54.00      5     $270.00     E    11
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CONFORM, STERILE       6X5     KENDALL               2238    CS/4DZ    $55.50      4     $222.00     E    12
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL INVENTORY TAKEN 03/31/97                                                                             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                       U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  CONFORM, STERILE       4X5     KENDALL               2236    CS/8DZ    $55.50      2     $111.00     E    12
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE, STRETCH          3"     KENDALL               2232      CS      $66.93      2     $133.86     E    12
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE, STRETCH N/S      2"     KENDALL               2242    CS/96     $28.33      2     $56.66      E    12
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE, STRETCH          1"     KENDALL               2230      CS      $50.00      1     $50.00      E    12
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE, STRETCH          3"     KENDALL               2244    CS/96     $33.97      4     $135.88     E    12
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  PREPS, ALCOHOL                 LIFECARE             1505D    CS/20BX   $31.00      1     $31.00      E    13
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  COTTON TIP
         APPLICATOR              6"     LIFECARE             3160B    CS/10BX   $29.00      3     $87.00      E    13
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  LUBE JELLY            4.2OZ                          242B    BX/12     $11.30      7     $79.10      E    13
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  POVIDINE IODINE
         SWAB                                                POV500   CS/10     $56.00      2     $112.00     E    13
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  LEMON GLYCERINE
         SWAB                                                 7714    CS/10     $26.00      3     $78.00      E    13
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GLOVES, STERILE       MEDIUM   GRAHAM FIELD         2D7029    CS/4     $44.00      4     $176.00     E    21
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  KLIIN STERILE           2"     KENDALL               2231      CS      $37.68      3     $113.04     E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  KLIIN STERILE           4"     HERMITAGE             1628      CS      $48.96      3     $146.88     E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  KLIIN STERILE           3"     HERMITAGE             1627      CS      $41.16      4     $164.64     E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SUTURE REMOVAL KIT             KENDALL               0718      CS      $29.50      2     $59.00      E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE SPONGE           2X2     HERMITAGE             5119      CS      $40.58      1     $40.58      E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GAUZE SPONGE           3X3     ACCO                            CS                  2      $0.00      E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  DRAIN SPONGE           4X4     J&J                   2391      CS      $121.00     3     $363.00     E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GLOVES VNYL STER               BAXTER              2D-7023     CS      $73.04      3     $219.12     E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GLOVES VNYL
         NON/STER              LARGE    LICA                  3093      CS      $42.00      2     $84.00      E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GLOVES PWD/FREE
         NON/STER                LG     GRAHAM FIELD                    CS      $60.00      0      $0.00      E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  GLOVES PWD/FREE
         NON/STER               MED     GRAHAM FIELD                    CS      $60.00      0      $0.00      E
------------------------------------------------------------------------------------------------------------------------------------

SUPPLIES
   SURG  GAUZE SPONGE           3X3     HERMITAGE             9412      CS                  4      $0.00      E
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  PEROXIDE              16 OZ.   LIFECARE              386B    CS/12      $4.15      8     $33.20      I     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  ALCOHOL               16 OZ.   LIFECARE              303B    CS/12      $5.10      12    $61.20      I     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  PROVIDINE IODINE       16OZ    HARWELL              PROVO    CS/12     $19.25      8     $154.00     I     1
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  STERILE WATER        1000 ML   BAXTER               2F7114   CS/12     $12.39      24    $297.36     I     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SODIUM CHLORIDE      1000 ML   BAXTER               2F7124   CS/12     $12.80      27    $345.60     I     2
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
   SURG  SYRINGE                60CC    SUPERIOR             68000    CS/50     $21.50      0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
SURG SUP BLOOD PRESSURE
         CUFF                           GRAHAM-FIELD        03-2335     EA       $4.97      2      $9.94      A     2
------------------------------------------------------------------------------------------------------------------------------------
                                                                               DISP SUP TOTAL   $78,189.37
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL INVENTORY TAKEN 03/31/97                                                                             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                       U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      W/C STD ADULT
         W/ELR                          INVACARE                        EA      $177.48     1     $177.48  TK(J.V) LT
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION, EGGCRATE    16X18X3   MASON                 6027      EA       $2.50      0      $0.00      H
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        22X16X2   HERMELL                         EA       $4.98      0      $0.00      WA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        18X16X2   HERMELL                         EA       $4.44      0      $0.00      WA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        16X16X2   HERMELL                         EA       $4.17      0      $0.00      WA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        18X17X2   HERMELL                         EA                  0      $0.00      WA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        12X16X2   HERMELL                         EA                  0      $0.00      WA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        24X18X2   HERMELL                         EA                  0      $0.00      WA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        20X18X2   HERMELL                         EA       $4.98      0      $0.00      WA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        18X16X2   HERMELL                         EA       $4.44      0      $0.00      WA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        20X16X2   HERMELL                         EA       $4.69      0      $0.00      WA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        22X18X2   HERMELL                         EA       $4.94      0      $0.00      WA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        18X18X2   HERMELL                         EA       $4.69      0      $0.00      WA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOOT PLATES             2"     INVACARE                        EA                  0      $0.00      WA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      FULL ARMS REMOV.               INVACARE                        EA                  0      $0.00      WA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER                  JAY                             EA                  0      $0.00      WA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER                  JAY                             EA                  0      $0.00      WA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER                  JAY                             EA                  0      $0.00      WA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER                  JAY                             EA                  0      $0.00      WA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER                  JAY                             EA                  0      $0.00      WA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER                  JAY                             EA                  0      $0.00      WA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      HIP GUIDE                      JAY                             EA                  0      $0.00      WA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER         20X18    JAY                             EA                  0      $0.00      WA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        11X16X2   HERMELL                         EA                  0      $0.00      WA    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        14X16X2   HERMELL                         EA       $3.93      0      $0.00      WA    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        12X16X2   HERMELL                         EA                  0      $0.00      WA    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      INSERT TIRE
         (SOLID)              X1.5X2.   PRC                             EA                  0      $0.00      WA    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEELS & CASTERS     20/6 PKG  INVACARE                        EA                  0      $0.00      WA    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      PADDED ARMPADS
         (DESK)                         INVACARE                        EA                  0      $0.00      WA    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      PADDED ARMPADS
         (FULL)                         INVACARE                        EA                  0      $0.00      WA    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT BELT              48"     PRC                             EA                  0      $0.00      WA    6
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL INVENTORY TAKEN 03/31/97                                                                             5/14/97

                              INVENTORY COUNT SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        U
                                         NIT/                        BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      AMPUTEE ATTACHMENT             INVACARE                        EA                  0      $0.00      WA    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      CASTERS                 8"     PRC                             EA                  0      $0.00      WA    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      FULL ARMS ADJ.                 INVACARE                        EA      $76.35      0      $0.00      WA    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         (TR)                  18X16    INVACARE            1040965     EA      $16.32      0      $0.00      WA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK UPHOLSTERY
         (TR)                   18"     INVACARE            1040963     EA      $16.32      0      $0.00      WA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         (TR)                  16X16    INVACARE            1040961     EA      $16.32      0      $0.00      WA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK UPHOLSTERY
         (TR)                   16"     INVACARE            1040959     EA      $16.32      0      $0.00      WA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT 9000             20X16    INVACARE            1052125     EA      $30.60      0      $0.00      WA    8
------------------------------------------------------------------------------------------------------------------------------------
W/C      FLAT FREE              20"     PRC                             EA                  0      $0.00      WA    8
------------------------------------------------------------------------------------------------------------------------------------
W/C      TIRE LOW PROFILE     9XT/24"   INVACARE            1039304     EA      $12.06      0      $0.00      WA    8
------------------------------------------------------------------------------------------------------------------------------------
W/C      MAG HAND RIMS          24"     E&J                             EA                  0      $0.00      WA    8
------------------------------------------------------------------------------------------------------------------------------------
W/C      FLAT FREE FULL
         PROFILE                24"     INVACARE                        EA                  0      $0.00      WA    8
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         (TR)                  20X18    INVACARE            1052133     EA      $30.60      0      $0.00      WA    9
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         (T4)                  22X18    INVACARE           105469/485   EA      $27.80      0      $0.00      WA    9
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         (9XT)                 22X16    INVACARE            1057205     EA      $30.09      0      $0.00      WA    9
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEEL ASSEMBLY (R)
         9XT                    24"     INVACARE            1044183     EA      $28.05      0      $0.00      WA    9
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         (9000)                18X20    INVACARE            1057400     EA      $30.09      0      $0.00      WA   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT 9000             18X17    INVACARE            1031756     EA      $30.09      0      $0.00      WA   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      AMPUTEE ATTACHMENT
         9000                  9XT-SS   INVACARE            1064054     EA      $48.45      0      $0.00      WA   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      CRUTCH/CANE HOLDER     9XT     INVACARE            1034204     EA      $23.46      0      $0.00      WA   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      PRESSURE TUBE          24"     PRC                             EA                  0      $0.00      WA   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      OBLIQUE PLASTIC
         COATED                 24"     PRC                             EA                  0      $0.00      WA   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      ARM TROUGH                     SAMMONS                         EA                  0      $0.00      WA   12
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         9000                  16X16    INVACARE            1057241     EA      $30.09      0      $0.00      WA   13
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         9000                  16X18    INVACARE            1057215     EA      $30.09      0      $0.00      WA   13
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         9000                  18X18    INVACARE            1057217     EA      $30.09      0      $0.00      WA   13
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         9000                  18X16    INVACARE           08014X001    EA      $30.45      0      $0.00      WA   14
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEEL ASSEMBLY         20"     INVACARE                        EA      $74.46      0      $0.00      WA   15
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEEL ASSEMBLY         20"     QUICKIE                         EA                  0      $0.00      WA   15
------------------------------------------------------------------------------------------------------------------------------------

W/C      WHEEL ASSEMBLY         24"     INVACARE                        EA      $57.32      0      $0.00      WA   16
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEEL ASSEMBLY         20"     INVACARE                        EA      $140.25     0      $0.00      WA   16
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL INVENTORY TAKEN 03/31/97                                                                             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                       U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEEL ASSEMBLY (R)     24"     INVACARE                        EA      $57.32      0      $0.00      WA   17
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEEL ASSEMBLY (R)     20"     ACTIVAID                        EA                  0      $0.00      WA   17
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEEL ASSEBBLY         24"     INVACARE            1025122     EA      $26.72      0      $0.00      WA   18
------------------------------------------------------------------------------------------------------------------------------------
W/C      ARM DRIVE              24"     INVACARE            1052815     EA      $313.65     0      $0.00      WA   19
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEEL ASSEMBLY         24"     INVACARE            1025122     EA      $26.72      0      $0.00      WA   19
------------------------------------------------------------------------------------------------------------------------------------
W/C      PNEUMATIC TIRES        24"     INVACARE           40176X010    EA      $15.30      0      $0.00      WA   19
------------------------------------------------------------------------------------------------------------------------------------
W/C      HAND RIMS PLASTIC
         COATED                 24"     INVACARE            1015784     EA      $30.60      0      $0.00      WA   19
------------------------------------------------------------------------------------------------------------------------------------
W/C      HAND RIMS ALUMINUM     24"     INVACARE            1015406     EA      $25.56      0      $0.00      WA   19
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEEL ASSEMBLY         24"     INVACARE            1025122     EA      $26.72      0      $0.00      WA   20
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS
         REMOVABLE                      E&J                             EA         .        0      $0.00      WA   21
------------------------------------------------------------------------------------------------------------------------------------
W/C      ARM ASSEMBLY                   INVACARE            1038461     EA      $14.64      0      $0.00      WA   22
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS
         REMOVABLE                      CANADIAN                        EA                  0      $0.00      WA   22
------------------------------------------------------------------------------------------------------------------------------------
W/C      FULL ARMS
         REMOVABLE                      PRC                             EA                  0      $0.00      WA   22
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS
         REMOVABLE                      PRC                             EA     OBSOLETE     0      $0.00      WA   23
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEEL ASSEMBLY         24"     PRC                             EA     OBSOLETE     0      $0.00      WA   23
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEEL ASSEMBLY         24"     PRC                             EA                  0      $0.00      WA   24
------------------------------------------------------------------------------------------------------------------------------------
W/C      CALF PADS                      HOYA                            EA                  0      $0.00      WA
------------------------------------------------------------------------------------------------------------------------------------
W/C      ELEVATING LEG REST             INVACARE             TR-14      EA      $50.76      0      $0.00      WA
------------------------------------------------------------------------------------------------------------------------------------
W/C      ELEVATING LEG REST             INVACARE             TR-14      EA      $50.76      0      $0.00      WA
------------------------------------------------------------------------------------------------------------------------------------
W/C      ELEVATING LEG REST             INVACARE             TR-14      EA      $50.76      0      $0.00      WA
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOOTREST                       INVACARE             TR-13      EA      $25.56      0      $0.00      WA
------------------------------------------------------------------------------------------------------------------------------------
W/C      PNEUMATIC TIRES        24"     INVACARE            1025123     EA      $41.82      9     $376.38     WB    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      POLY URETH TIRES       24"     INVACARE            1032117     EA      $30.86      2     $61.72      WB    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      RUBBER TIRES FLAT
         FREE                   24"     PRC                  173160     EA      $14.00      0      $0.00      WB    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      DTM SOLID RUBBER
         TIRES                  24"     PRC                  121130     EA      $11.25      15    $168.75     WB    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      THREDDED TIRES         20"     INVACARE            1030407     EA      $102.00     5     $510.00     WB    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      OXYGEN I.V POLE                INVACARE              1484      EA      $75.84      1     $75.84      WB    1     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER               18X20    CANADIAN                        EA                  0      $0.00      WB    2    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      QUICKIE II            16X17    QUICKIE                Q2       EA     $1,110.00    0      $0.00      WB    2    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        20X16    INVACARE           9XTWD0688    EA      $365.21     0      $0.00      WB    2    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      TALL RIDE LITE
         9000                  16X16    INVACARE           9XTWD6688    EA      $477.13     0      $0.00      WB    2    OB
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL INVENTORY TAKEN 03/31/97                                                                             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                        U
                                         NIT/                        BIN  OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                16X16    INVACARE           TR16SA280    EA      $151.92     0      $0.00      WB    2    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        16X16    INVACARE           9XTWD6688    EA      $316.01     0      $0.00      WB    2    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      DROP SEAT             18X18    INTERSIA                        EA      $76.50      0      $0.00      WB    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        18X16    INVACARE           9XTWD8688    EA      $316.01     0      $0.00      WB    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        18X16    INVACARE           9XTWD8688    EA      $316.01     0      $0.00      WB    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      PREMIER               18X16    E&J                             EA                  0      $0.00      WB    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                16X16    INVACARE           TR16SA280    EA      $130.68     0      $0.00      WB    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      EASY LITE             18X16    E&J                             EA                  0      $0.00      WB    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      LAP TRAY                       SAMMONS                         EA                  0      $0.00      WB    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      POWER W/C             18X19    QUICKIE               P190      EA     $3,117.00    0      $0.00      WB    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      POWER W/C             18X16    INVACARE              R11       EA                  0      $0.00      WB    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        16X16    INVACARE                        EA      $316.01     0      $0.00      WB    4     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         18X16    CANADIAN                        EA                  0      $0.00      WB    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      E1000 W/C             18X16    INVACARE           TR18SA280    EA      $130.68     0      $0.00      WB    4    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 16X16    GUARDIAN                        EA                  0      $0.00      WB    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         16X16    CANADIAN                        EA                  0      $0.00      WB    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        18X16    INVACARE           9XTWD8688    EA      $316.01     0      $0.00      WB    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      HEAVY DUTY            20X16    LUMEX                           EA                  0      $0.00      WB    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      HEAVY DUTY            22X16    LUMEX                           EA                  0      $0.00      WB    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      DTM SOLID RUBBER
         TIRES                  24"     PRC                  121160     EA      $11.25      0      $0.00      WB    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      INNER TUBES            24"     PRC                  161000     EA       $3.00      0      $0.00      WB    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      ZERO PRESSOUCES        24"     PRC                  173160     EA      $14.00      0      $0.00      WB    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 18X16    GUARDIAN                        EA                  0      $0.00      WB    6    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        16X16    INVACARE           9XTWD6688    EA      $316.01     0      $0.00      WB    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                18X16    INVACARE           TR18SA280    EA      $151.92     0      $0.00      WB    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      STANDARD W/C          18X16    LUMEX                           EA                  0      $0.00      WB    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRAVELER              18XS16   E&J                             EA                  0      $0.00      WB    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        18X16    INVACARE           9XTWD8688    EA      $316.01     0      $0.00      WB    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      SUNMATE SOFT                   DYNAMIC                         EA      $82.50      0      $0.00      WC    1     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      SUNMATE REGULAR                DYNAMIC                         EA      $82.50      0      $0.00      WC    1     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      ONE ARM DRIVE         16X16    INVACARE            1065602     EA      $313.73     0      $0.00      WC    1     U
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                       U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                18X16    INVACARE           TR18SA280    EA      $151.92     0      $0.00      WC    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      BREEZY                16X16    QUICKIE             BREEZY2     EA      $409.50     0      $0.00      WC    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 18X16    GUARDIAN                        EA                  0      $0.00      WC    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                18X16    INVACARE           TR18SA280    EA      $151.92     0      $0.00      WC    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                16X16    INVACARE           TR18SA280    EA      $151.92     0      $0.00      WC    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      GEL FOAM CUSHION      18X16    MASON                 8045      EA                  0      $0.00      WC    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      GEL FOAM CUSHION      16X16    MASON                 8045      EA                  0      $0.00      WC    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      TEE FOAM CUSHION     16X16X2   MASON                           EA                  0      $0.00      WC    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      TEE FOAM CUSHION     16X16X1   MASON                           EA                  0      $0.00      WC    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                18X16    INVACARE           TR18SA280    EA      $151.92     0      $0.00      WC    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        20X16    INVACARE           9XTWD0688    EA      $365.21     0      $0.00      WC    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      QUICKIE RX            18X16    QUICKIE                RX       EA      $799.20     0      $0.00      WC    5    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         18X16    CANADIAN                        EA                  0      $0.00      WC    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9XT         18X18    INVACARE           9XTWD8888    EA      $356.90     0      $0.00      WC    6    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                16X16    INVACARE           TR18SA280    EA      $151.92     0      $0.00      WC    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                18X16    INVACARE           TR18SA280    EA      $151.92     0      $0.00      WC    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION         18X18X3   MASON                 8017      EA       $5.90      0      $0.00      WC    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION         18X18X4   MASON                 8018      EA       $6.90      0      $0.00      WC    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      TEE FOAM CUSHION     18X16X2   MASON                           EA                  0      $0.00      WC    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                16X16    INVACARE           TR16SA280    EA      $151.92     0      $0.00      WC    8
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                16X16    INVACARE           TR16SA280    EA      $151.92     0      $0.00      WC    9
------------------------------------------------------------------------------------------------------------------------------------
W/C      PERSONAL SEAT         18X16    INVACARE            PS41816     EA      $172.69     0      $0.00      WC   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      TALL JAY MEDICAL
         BACK                   16"     JAY                   506l      EA      $354.00     0      $0.00      WC   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      MEDICAL CUSHION       16X20    JAY                  107.1      EA      $267.00     0      $0.00      WC   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      MEDICAL CUSHION       21X17    JAY                  M2104      EA      $357.00     0      $0.00      WC   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 TALL BACK        18"     JAY                   2518      EA      $271.00     0      $0.00      WC   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      MEDICAL CUSHION       20X18    JAY                  M102.1     EA      $300.00     0      $0.00      WC   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      MEDICAL CUSHION       24X18    JAY                  M2104      EA      $330.00     0      $0.00      WC   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI CUSHION         16X19    JAY                             EA                  0      $0.00      WC   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      HEAVY DUTY            24X18    INVACARE           T424HD280    EA      $347.07     1     $347.07     WC   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9XT         18X16    INVACARE           9XTWD8688    EA      $316.01     2     $632.02     WC   11
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL INVENTORY TAKEN 03/31/97                                                                             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                       U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
/C       HEAVY DUTY            20X18    INVACARE           T420HD280    EA      $347.07     4    $1,388.28    WC   12
------------------------------------------------------------------------------------------------------------------------------------
W/C      HEAVY DUTY            22X18    INVACARE           T422HD280    EA      $347.07     1     $347.07     WC   12
------------------------------------------------------------------------------------------------------------------------------------
W/C      HEAVY DUTY            20X16    INVACARE           T420HD280    EA      $347.07     1     $347.07     WC   12
------------------------------------------------------------------------------------------------------------------------------------
W/C      1260 ALIMED           16X18    ALIMED                          EA                  0      $0.00      WC   13
------------------------------------------------------------------------------------------------------------------------------------
W/C      1261 ALIMED           16X16    ALIMED                          EA                  5      $0.00      WC   13
------------------------------------------------------------------------------------------------------------------------------------
W/C      1251 ALIMED           16X16    ALIMED                          EA                  0      $0.00      WC   13     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      260 ALIMED            18X16    ALIMED                          EA                  1      $0.00      WC   13     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      STUMP SOLID SEAT R    18X16    SAMMONS                         EA                  0      $0.00      WC   13     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      STUMP SOLID SEAT L    18X16    SAMMONS                         EA                  0      $0.00      WC   13     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 CUSHION         16X16    JAY                   2105      EA      $237.00     1     $237.00     WC   13
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 BACK             18"     JAY                   2518      EA      $255.00     0      $0.00      WC   13
------------------------------------------------------------------------------------------------------------------------------------
W/C      ROHO CUSHION          12X12    CROWN                           EA                  1      $0.00      WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      ROHO CUSHION          16X16    CROWN                           EA      $230.00     1     $230.00     WC   13
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY MEDICAL
         CUSHION               16X18    JAY                   106       EA      $237.00     0      $0.00      WC   13
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY MEDICAL
         CUSHION               12X11    JAY                   115       EA      $237.00     1     $237.00     WC   13     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      ROHO CUSHION          12X12    CROWN                           EA                  0      $0.00      WC   13     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      STIMULITE CUSHION     16X16    SUPERCOR                        EA                  1      $0.00      WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      270 ATJ SEAT           18"     JAY                   270       EA      $114.00     1     $114.00     WC   13
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY MED GEL PAD                JAY                  C100N      EA      $162.00     0      $0.00      WC   13
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY CARE CUSHION      18X20    JAY                  201EG      EA      $201.00     1     $201.00     WC   13     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY G.S. DEMO         14X17    JAY                  1110N      EA      $246.00     1     $246.00     WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY G.S. BACK DEMO     14"     JAY                   1510      EA      $357.00     1     $357.00     WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      LAP TRAY                       SAMMONS                         EA                  0      $0.00      WC   13     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      DROP BASE             18X16    INVACARE            DB8601A     EA      $83.30      0      $0.00      WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      SOLID SEAT                     INVACARE            1022569     EA      $58.65      0      $0.00      WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      HI ST LTWT W/C 9XT    18X16    INVACARE           9XTWD8688    EA      $316.01     0      $0.00      WC   14
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY COMBI             18X16    JAY                   200       EA      $81.00      0      $0.00      WC   15
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY COMBI             18X16    JAY                   205       EA      $81.00      0      $0.00      WC   15
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY COMBI             18X18    JAY                   201       EA      $81.00      0      $0.00      WC   15
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY COMBI             16X18    JAY                   206       EA      $81.00      0      $0.00      WC   15
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION         20X16X2   MASON                 8016      EA       $4.90      0      $0.00      WC   16
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                                        5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                       U
                                         NIT/                       BIN or
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION         20X18X2   MASON                 8016      EA       $4.90      0      $0.00      WC   16
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION         18X18X2   MASON                 8016      EA       $4.90      4     $19.60      WC   16
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION         18X16X2   MASON                 8016      EA       $4.90      4     $19.60      WC   16
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION         22X18X2   MASON                 8016      EA       $4.90      3     $14.70      WC   16
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION         22X16X2   MASON                 8016      EA       $4.90      6     $29.40      WC   16
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION         16X16X2   MASON                 8016      EA       $4.90      20    $98.00      WC   16
------------------------------------------------------------------------------------------------------------------------------------
W/C      STANDARD W/C          18X16    E&J                             EA                  0      $0.00      WC   17    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      BASIC CUSHION         16X18    JAY                   306       EA      $27.50      3     $82.50      WC   18
------------------------------------------------------------------------------------------------------------------------------------
W/C      BASIC CUSHION         18X16    JAY                   300       EA      $27.50      5     $137.50     WC   18
------------------------------------------------------------------------------------------------------------------------------------
W/C      BASIC CUSHION         18X18    JAY                   301       EA      $27.50      0      $0.00      WC   18
------------------------------------------------------------------------------------------------------------------------------------
W/C      BASIC CUSHION         16X16    JAY                   305       EA      $27.50      0      $0.00      WC   18
------------------------------------------------------------------------------------------------------------------------------------
W/C      PS04A CUSHION         18X18    INVACARE            PS41818     EA      $172.69     1     $172.69     WC   18
------------------------------------------------------------------------------------------------------------------------------------
W/C      FCC CUSHION           18X16    INVACARE                        EA      $172.69     0      $0.00      WC   18
------------------------------------------------------------------------------------------------------------------------------------
W/C      DUO CUSHION           16X18    JAY                   706       EA                  1      $0.00      WC   18     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      PERSONAL SEAT         16X18    INVACARE            PS41618     EA      $172.69     0      $0.00      WC   18     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      PRESSURE RELIEF
         CUSHION               16X18    INVACARE                        EA      $172.69     0      $0.00      WC   18     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      ROHO CUSHION          19X17    CROWN                           EA                  1      $0.00      WC   18     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      PRESSURE RELIEF
         CUSHION               16X18    INVACARE                        EA      $172.69     0      $0.00      WC   18     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      PRESSURE RELIEF
         CUSHION               18X16    INVACARE                        EA      $172.69     1     $172.69     WC   18     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      FLUID CUSHION         18X16    INVACARE               F2       EA      $172.69     1     $172.69     WC   18     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      PERSONAL CUSHION      16X18    INVACARE            PS41618     EA      $172.69     0      $0.00      WC   18     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      PERSONAL CUSHION      18X20    INVACARE           S04AW18AD2   EA      $226.51     0      $0.00      WC   18    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      CROSS BRACE           18X16    INVACARE            1016251     PR      $41.46      3     $124.38    WCE          U
------------------------------------------------------------------------------------------------------------------------------------
W/C      HAND RIMS OBLIQUE      24"     PRC                             EA                  0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      HAND RIMS VERTICAL     24"     PRC                             EA                  0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      HAND RIMS SPOKE        24"     QUICKIE                         EA                  0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      HAND RIMS ALUMINUM     20"     INVACARE            1020017     EA      $25.50      0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS
         REMOVABLE S/S                  INVACARE               88       PR      $38.25      3     $114.75    WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS
         REMOVABLE CONV.                INVACARE                        PR      $38.25      0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      FULL ARMS REMOV.
         S/S                            INVACARE               78       PR      $38.25      0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      4000 HT ADJ DESK               INVACARE                        PR      $43.35      0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL INVENTORY TAKEN 03/31/97                                                                             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                       U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000 HT ADJ DESK
         POWER                          INVACARE                        PR      $40.50      0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000 HT ADJ DESK
         S/S                            INVACARE                        PR      $38.25      0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      OXYGEN HOLDER STD              INVACARE              1488      PR      $72.48      6     $434.88    WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      OXYGEN HOLDER HEMI             INVACARE              1494      PR      $72.48      4     $289.92    WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      CROSS BRACE           18X16    INVACARE           1035642/43   PR      $27.29      0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      TIPPERS FRONT                  INVACARE            1042412     PR      $45.39      1     $45.39     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      AMPUTEE ATTACHMENT
         HOYER                          PRC                  621100     PR      $52.00      1     $52.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      CANE HOLDER
         TRI-ROLLS SCOOTER                                              PR                  1      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      SUPPORT ARM 9000               INVACARE                        PR      $38.25      1     $38.25     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      BATTERY COVER                  INVACARE                        PR                  1      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      STRAP KIT                      OTTOBOCK                        PR                  1      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      FULL ARMS REMOV.
         TRACER                         INVACARE              180       PR      $32.13      0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS REMOV,
         TRACER                         INVACARE              280       PR      $32.13      0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS REMOV,
         VISTA                          E&J                   280       PR                  1      $0.00     WCE          U
------------------------------------------------------------------------------------------------------------------------------------
W/C      SWINGAWAY ASSEMBLY             QUICKIE                         PR                  0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      UPPER ASSEMBLY                 INVACARE               89       PR      $14.64      4     $58.56     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARM REMOV                 E&J                             PR                  0      $0.00     WCE          U
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARM REMOV
         MAGIC                          CANADIAN                        PR                  0      $0.00     WCE          U
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARM REMOV                 INVACARE              280       PR      $32.13      0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARM REMOV ADJ             QUICKIE              900650     PR      $129.60     0      $0.00     WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      FULL ARMS REMOV                INVACARE               78       PR      $58.25      3     $174.75    WCE
------------------------------------------------------------------------------------------------------------------------------------
W/C      SPRINT POWER          16X16    E&J                             EA                  1      $0.00      WD    1     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEELED COMMODE       18X16    ACTIVAID                        EA                  1      $0.00      WD    1     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      LASER POWER           18X16    E&J                             EA                  1      $0.00      WD    1     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 2000        16X16    INVACARE            2066A781    EA      $250.00     1     $250.00     WD    1     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEELED COMMODE       18X16    LUMEX                           EA                  1      $0.00      WD    2     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEELED COMMODE       18X16    INVACARE              6695      EA      $469.81     1     $469.81     WD    2     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEELED COMMODE       18X16    ACTIVAID                        EA                  1      $0.00      WD    2     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         18X20    CANADIAN                        EA                  1      $0.00      WD    2     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      TAD POLE                       TUMBLE FORM          4772T      EA                  1      $0.00      WD    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      STROLLER #1           CUSTOM   KID KART                        EA                  1      $0.00      WD    3     U
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL INVENTORY TAKEN 03/31/97                                                                             5/14/97

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      STROLLER #2           CUSTOM   KID KART                        EA                  1      $0.00      WD    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      STROLLER #3           CUSTOM   KID KART                        EA                  1      $0.00      WD    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 18X16    GUARDIAN                        EA                  0      $0.00      WD    4     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      W/C STANDARD          18X16    INVACARE           TR18SA280    EA      $130.28     0      $0.00      WD    4     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      W/C STANDARD          18X16    E&J                             EA                  7      $0.00      WD    4     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      W/C STANDARD          16X16    E&J                             EA                  1      $0.00      WD    4     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         16X16    CANADIAN                        EA                  0      $0.00      WD    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         18X16    CANADIAN                        EA                  4      $0.00      WD    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         16X16    CANADIAN                        EA                  2      $0.00      WD    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         18X16    CANADIAN                        EA                  2      $0.00      WD    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      EAZY LITE             18X16    E&J                             EA                  0      $0.00      WD    5    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 18X16    GUARDIAN                        EA                  6      $0.00      WD    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        16X16    INVACARE                        EA                  1      $0.00      WD    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         20X16    CANADIAN                        EA                  0      $0.00      WD    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      STANDARD W/C          18X16    E&J                             EA                  0      $0.00      WD    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSTOM BLUE           18X16    FORTRESS                        EA                  1      $0.00      WD    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRAVELER              18X16    E&J                             EA                  2      $0.00      WD    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 5000        16X18    INVACARE            5068A781    EA      $350.00     1     $350.00     WD    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      STROLLER #4           CUSTOM   KID KART                        EA                  1      $0.00      WD    7     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 18X16    GUARDIAN                        EA                  1      $0.00      WD    7     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      W/C STANDARD          18X16    INVACARE           TR18SA080    EA      $130.68     0      $0.00      WD    7     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                18X16    INVACARE           TR18SA080    EA      $130.68     0      $0.00      WD    7     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 18X16    GUARDIAN                        EA                  1      $0.00      WD    7     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                18X16    INVACARE           TR18SA080    EA      $130.68     0      $0.00      WD    7     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      W/C STANDARD          16X16    INVACARE           TR16SA280    EA      $151.92     5     $759.60     WD    8     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         16X16    CANADIAN                        EA                  0      $0.00      WD    8    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      PREMIER 2             16X16    E&J                             EA                  1      $0.00      WD    8     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      BREEZY                18X16    QUICKIE             BREEZY2     EA      $409.50     4    $1,638.00    WD    8     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      BREEZY                18X16    QUICKIE             BREEZY2     EA      $409.50     3    $1,228.50    WD    8     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      W/C STANDARD          16X16    INVACARE           TR18SA280    EA      $130.68     0      $0.00      WD    8     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMMODER POWER        14X16    FORTRESS                        EA                  1      $0.00      WD    9     U
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 18X16    GUARDIAN                        EA                  0      $0.00      WD    9    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      BREEZY                18X16    QUICKIE             BTREEZY2    EA      $409.50     0      $0.00      WD    9    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 18X16    GUARDIAN                        EA                  0      $0.00      WD    9    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      ONE ARM DRIVE         18X16    MEYRA                           EA                  1      $0.00      WD    9     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RECLINER 9000         15X18    INVACARE            9058R182    EA      $472.63     0      $0.00      WD   10     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RECLINER 9000         14X18    INVACARE            9048R182    EA      $472.63     0      $0.00      WD   10     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RECLINER TRAVELER     18X17    E&J                             EA                  0      $0.00      WD   10     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                18X16    INVACARE           TR18SA080    EA      $130.68     1     $130.68     WD   10     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RECLINER 2000         18X17    INVACARE            2087R182    EA      $431.74     0      $0.00      WD   11     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RECLINER 4000         16X17    INVACARE            9067R282    EA      $431.74     3    $1,295.22    WD   11     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RECLINER TRAVELER     16X17    E&J                             EA                  2      $0.00      WD   11     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RECLINER 2000         18X17    INVACARE            2087R282    EA      $431.74     3    $1,295.22    WD   11     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      QUICKIE TS            CUSTOM   QUICKIE                TS       EA     $1,620.00    1    $1,620.00    WE    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      ACTION AT             CUSTOM   INVACARE                        EA                  0      $0.00      WE    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CHAMPION 2000         18X16    KUSCHALL                        EA                  1      $0.00      WE    1     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      ADVANTAGE FA          18X16    E&J                             EA                  1      $0.00      WE    1     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      QUICKIE RX            18X16    QUICKIE                RX       EA      $799.20     1     $799.20     WE    1     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      LTWT W/C 2000         16X16    INVACARE            2066A781    EA      $250.00     0      $0.00      WE    2     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEELED COMMODE       18X16    ACTIVAID             SG605      EA                  0      $0.00      WE    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        16X16    INVACARE           9XTWD6688    EA      $316.01     0      $0.00      WE    3     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      EASY LITE             18X16    E&J                             EA                  5      $0.00      WE    4     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        18X16    INVACARE           9XTWD8688    EA      $316.01     0      $0.00      WE    4     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      PATRIOT               18X16    INVACARE             PAWD86     EA      $417.50     0      $0.00      WE    4     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      BREEZY                17X16    QUICKIE             BREEZY2     EA      $409.50     0      $0.00      WE    4     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      WORLD CHAIR           18X16    INVACARE                        EA      $130.68     1     $130.68     WE    4     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      BREEZY                18X16    QUICKIE             BREEZY2     EA      $409.50     2     $819.00     WE    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 18X16    GUARDIAN                        EA                  0      $0.00      WE    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      LTWT W/C 2000         18X16    INVACARE            2086A781    EA      $250.00     0      $0.00      WE    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                18X16    INVACARE           TR18SA080    EA      $130.68     0      $0.00      WE    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        18X16    INVACARE           9XTWD8688    EA      $316.01     0      $0.00      WE    5    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        18X18    INVACARE           9XTWD8888    EA      $356.90     1     $356.90     WE    5     U
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9XT         16X16    INVACARE           9XTWD6688    EA      $316.01     0      $0.00      WE    5     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      BREEZY                16X16    QUICKIE             BREEZY2     EA      $409.50     0      $0.00      WE    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9XT         16X16    INVACARE           9XTWD6688    EA      $316.01     0      $0.00      WE    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         16X16    CANADIAN                        EA                  1      $0.00      WE    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 18X16    GUARDIAN                        EA                  1      $0.00      WE    6     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      LTWT W/C 2000         16X16    INVACARE            2066A781    EA      $250.00     0      $0.00      WE    6    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      HEAVY DUTY            20X16    LUMEX                           EA                  0      $0.00      WE    7     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        18X16    INVACARE           9XTWD8688    EA      $316.01     0      $0.00      WE    7     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOYER                 16X16    GUARDIAN                        EA                  0      $0.00      WE    7    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C      W/C STANDARD E1000    16X16    INVACARE                        EA      $130.68     0      $0.00      WE    7     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      VOYAGER MAGIC         21X15    CANADIAN                        EA                  0      $0.00      WE    7     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      BATTERY LEAD ACID      24V     MK BATTERY          24V WET     EA      $55.10      4     $220.40     WE    8     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      BATTERY GEL SEAL       24V     MK BATTERY         24V SLD G    EA      $99.75      2     $199.50     WE    8     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      BATTERY LEAD ACID              MK BATTERY          22NF WET    EA      $40.85      6     $245.10     WE    8     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      BATTERY GEL SEAL               MK BATTERY         22NF SLD G   EA      $80.75      2     $161.50     WE    8     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      BATTERY GEL SEAL               MK BATTERY           U1 WET     EA      $38.00      6     $228.00     WE    8     U
------------------------------------------------------------------------------------------------------------------------------------
W/C      BATTERY LEAD ACID              MK BATTERY          U1 SLD G    EA      $55.10      4     $220.40     WE    8     U
------------------------------------------------------------------------------------------------------------------------------------
W/C                                     INVACARE              TR13      EA      $25.56      37    $945.72     WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C                                     INVACARE             TLX3A      EA      $37.08      0      $0.00      WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C                                     INVACARE             TLX4A      EA      $70.56      1     $70.56      WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C                                     INVACARE             H904C      EA      $101.18     5     $505.90     WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C                                     INVACARE              H903      EA      $48.51      20    $970.20     WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C                                     INVACARE              TR14      EA      $50.76      0      $0.00      WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C                                     INVACARE             AHL4A      EA      $153.60     2     $307.20     WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C                                     INVACARE              AL4A      EA      $153.60     2     $307.20     WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      LEGREST MAGIC                  CANADIAN                        EA                  1      $0.00      WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOOTREST MAGIC                 CANADIAN                        EA                  1      $0.00      WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      LEGREST QUICKIE                QUICKIE              923066     EA      $100.44     1     $100.44     WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIGIDIZER             16X16    INVACARE             CR1616     EA      $14.04      0      $0.00      WF    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      AVANTI BACK            16"     INVACARE             PBM16R     EA      $210.60     1     $210.60     WF    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      AVANTI BACK            18"     INVACARE             PBM18R     EA      $210.60     0      $0.00      WF    2
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      AVANTI BACK            13"     INVACARE             PBF18R     EA      $257.40     1     $257.40     WF    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 BACK             18"     JAY                  2518K      EA      $255.00     1     $255.00     WF    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 BACK             16"     JAY                  2516K      EA      $255.00     1     $255.00     WF    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      INSERT                         ALIMED                1261      EA                  0      $0.00      WF    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 INSERT          20X20    JAY                  S2102      EA      $36.00      4     $144.00     WF    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 INSERT          18X15    JAY                  MS2100     EA      $30.00      1     $30.00      WF    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 INSERT          16X20    JAY                  S2102      EA      $36.00      1     $36.00      WF    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 INSERT          18X18    JAY                  S2101      EA      $30.00      0      $0.00      WF    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI REG CUSHION     16X16    JAY                  M205NB     EA      $69.00      0      $0.00      WF    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      MEDICAL CUSHION       17X20    JAY                  M103.1     EA      $267.00     1     $267.00     WF    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      ROHO CUSHION          16X15    CROWN                           EA                  1      $0.00      WF    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      AVANTI PERSONAL
         SEAT                  18X16    INVACARE            PS41816     EA      $172.69     1     $172.69     WF    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI SOFT CUSHION    18X16    JAY                  B2200      EA      $69.00      2     $138.00     WF    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      MED BACK               16"     JAY                   505L      EA      $294.00     1     $294.00     WF    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI SOFT CUSHION    18X18    JAY                  B2201      EA      $69.00      1     $69.00      WF    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI REG CUSHION     16X16    JAY                  B205NB     EA      $69.00      0      $0.00      WF    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMFORMATE CUSHION    17X17    INVACARE             CM1717     EA      $46.33      1     $46.33      WF    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI SOFT CUSHION    16X16    JAY                  B2205      EA      $69.00      2     $138.00     WF    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY CARE              16X16    JAY                             EA                  1      $0.00      WF    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI REG CUSHION     18X16    JAY                  B200NB     EA      $69.00      1     $69.00      WF    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI SOFT CUSHION    18X16    JAY                  B2200      EA      $69.00      1     $69.00      WF    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION          18X16    INVACARE             EC1818     EA      $26.58      0      $0.00      WF    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION          18X16    INVACARE             EC1816     EA      $26.58      0      $0.00      WF    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      MEDICAL CUSHION       16X18    JAY                   106       EA      $237.00     0      $0.00      WF    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 CUSHION         16X16    JAY                   2105      EA      $237.00     0      $0.00      WF    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      ACTIVE CUSHION        20X18    JAY                   122       EA      $270.00     1     $270.00     WF    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 CUSHION         18X20    JAY                   2103      EA      $270.00     1     $270.00     WF    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      ULTIMATE              16X20    INVACARE             UM1620     EA      $188.33     1     $188.33     WF    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SOLID SEAT W/HOOKS    16X18    INTARSIA                        EA                  1      $0.00      WF    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      DROP SEAT             18X16    JAY                   270       EA                  1      $0.00      WF    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SOLID BACK             18"     INTARSIA                        EA                  1      $0.00      WF    7
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 CUSHION         18X16    JAY                             EA                  1      $0.00      WF    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SOLID BACK            16X17    INTARSIA                        EA                  1      $0.00      WF    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      DROP SEAT             20X16    JAY                   273       EA      $135.00     1     $135.00     WF    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY MED BACK           20"     JAY                             EA                  1      $0.00      WF    8
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK INSERT            18"     INTARSIA                        EA                  1      $0.00      WF    8
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY CARE BACK          16"     JAY                  3505B      EA      $213.00     1     $213.00     WF    8
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 BACK             16"     JAY                             EA                  0      $0.00      WF    8
------------------------------------------------------------------------------------------------------------------------------------
W/C      AVANTI BACK            16"     INVACARE             PBM16R     EA      $210.60     0      $0.00      WF    8
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI CUSHION         18X18    JAY                             EA      $69.00      1     $69.00      WF    9
------------------------------------------------------------------------------------------------------------------------------------
W/C      ROHO CUSHION          18X18    CROWN                           EA      $230.00     1     $230.00     WF    9
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY 2 CUSHION         18X16    JAY                             EA                  0      $0.00      WF    9
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI SOFT CUSHION    16X16    JAY                             EA                  0      $0.00      WF   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      ROHO CUSHION          18X16    CROWN                           EA      $230.00     1     $230.00     WF   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI REG CUSHION     18X16    JAY                   2205      EA                  1      $0.00      WF   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY ACTIVE CUSHION    18X18    JAY                             EA                  0      $0.00      WF   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY BASIC CUSHION     18X16    JAY                             EA                  2      $0.00      WF   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY BASIC CUSHION     18X18    JAY                             EA                  2      $0.00      WF   10
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMFORMATE CUSHION    16X16    INVACARE             CM1616     EA      $46.33      1     $46.33      WF   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY BASIC CUSHION     16X16    JAY                             EA                  0      $0.00      WF   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      AVANTI CUSHION        16X16    INVACARE             EC1616     EA      $26.68      1     $26.68      WF   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOAM CUSHION          18X17    QUICKIE                         EA      $49.33      1     $49.33      WF   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK INSERT           20X16    INTARSIA                        EA                  1      $0.00      WF   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMBI REG CUSHION     20X16    JAY                  M202NB     EA      $81.00      0      $0.00      WF   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAY BASIC CUSHION     20X18    JAY                   309       EA      $27.50      1     $27.50      WF   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      AVANTI CUSHION        20X18    INVACARE             EC2018     EA      $26.68      1     $26.68      WF   11
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                18X16    INVACARE           TR18SA280    EA      $151.92     1     $151.92    WFN    W
------------------------------------------------------------------------------------------------------------------------------------
W/C      LTWT W/C 9XT          18X16    INVACARE           9XTWD8688    EA      $316.01     0      $0.00     WFN    W
------------------------------------------------------------------------------------------------------------------------------------
W/C      LTWT W/C 9XT          16X16    INVACARE           9WTWD6688    EA      $316.01     0      $0.00     WFN    W
------------------------------------------------------------------------------------------------------------------------------------
W/C      ELEVATING LEG REST             INVACARE              H904      EA      $101.18     0      $0.00     WFN    W
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOOTREST                       INVACARE              TR13      EA      $25.56      0      $0.00     WFN    W
------------------------------------------------------------------------------------------------------------------------------------
W/C      FOOTREST                       INVACARE             H903C      EA      $48.51      0      $0.00     WFN    W
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      GERBER STUMP
         SUPPORT LT             HEMI    GERBERMATE          GCM-604     EA      $165.00     0      $0.00     WGA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      GERBER STUMP
         SUPPORT RT             HEMI    GERBERMATE          GCM-603     EA      $165.00     1     $165.00    WGA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      OXYGEN HOLDER                  GERBERMATE            1494      EA      $75.84      0      $0.00     WGA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      GERBER STUMP
         SUPPORT LT             STD     GERBERMATE          GCM-601     EA      $165.00     0      $0.00     WGA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS REMV,
         LT BU STD             18X16    E&J                             EA                  0      $0.00     WGA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS REMV,
         BLACK LTWT            18X16    INVACARE           9XTWD8688    EA      $316.01     5    $1,580.05   WGA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      FULL ARMS REMV,
         BLACK LTWT            16X16    INVACARE           9XTWD8688    EA      $316.01     6    $1,896.06   WGA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS REMV,
         BLACK LTWT            18X18    INVACARE           9XTWD8888    EA      $356.90     4    $1,427.60   WGA    1
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT EXTENTION 2"      18"     INVACARE            1035971     EA      $14.03      1     $14.03     WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT EXTENTION 2"      22"     INVACARE            1019027     EA      $14.03      2     $28.06     WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT EXTENTION 1"      18"     INVACARE            1035970     EA      $14.03      8     $112.24    WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      PUSH TO LOCK BRKE              INVACARE            1015468     EA      $19.23      2     $38.46     WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      PULL TO LOCK BRKE              INVACARE            1016271     EA      $19.23      10    $192.30    WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      PULL TO LOCK BRKE              INVACARE            1016270     EA      $19.23      7     $134.61    WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS REMV, GN
         STD                   18X16    GUARDIAN                        EA                  0      $0.00     WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS REMV,
         BLACK LTWT            16X16    INVACARE           9XTWD6688    EA      $316.01     0      $0.00     WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      FULL ARMS REMV,
         BU STD                18X16    INVACARE           TR18SA180    EA      $151.92     8    $1,215.36   WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS REMV,
         BU STD                20X18    GUARDIAN                        EA                  0      $0.00     WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS REMV,
         RED STD               18X16    INVACARE           TR18SA280    EA      $151.92     0      $0.00     WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      DESK ARMS REMV,
         BN STD                18X16    E&J                             EA                  0      $0.00     WGA    2
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        18X18X1   HERMELL                         EA                  4      $0.00     WGA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        18X18X4   HERMELL                         EA       $4.94      5     $24.70     WGA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        16X17X2   HERMELL                         EA                  6      $0.00     WGA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION COVER        20X16X2   HERMELL                         EA       $4.98      9     $44.82     WGA    3
------------------------------------------------------------------------------------------------------------------------------------
W/C      AMPUTEE ATTACHMENT
         9XT                            INVACARE            1058670     EA      $48.45      6     $290.70    WGA    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      HEEL LOOPS                     PRC                  511110     EA       $5.25      39    $204.75    WGA    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      PUSH TO LOCK BRKE              INVACARE                        EA      $19.23      0      $0.00     WGA    4
------------------------------------------------------------------------------------------------------------------------------------
W/C      ANTI TIPPERS,
         TRACER                         INVACARE            1036900     EA      $19.23      11    $211.53    WGA    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      ANTI TIPPERS,
         9000/2000 RCLN                 INVACARE            1021767     EA      $42.84      9     $385.56    WGA    5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      ANTI TIPPERS, 9XT              INVACARE            1058836     EA      $43.35      15    $650.25    WGA    5
------------------------------------------------------------------------------------------------------------------------------------
W/C      BRAKE EXTENTION         6"     INVACARE            1058193     EA      $19.89      74   $1,471.86   WGA    5
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT BELT,             60"     PRC                  511150     EA      $13.40      2     $26.80     WGA    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT BELT              48"     PRC                  511210     EA      $15.75      7     $110.25    WGA    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT BELT, VELCRO      48"     PRC                  511310     EA       $8.95      5     $44.75     WGA    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT BELT, VELCRO      60"     PRC                  511350     EA       $8.95      3     $26.85     WGA    6
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY LT
         BU                   18X17.5   E&J                             EA                  1      $0.00     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY DK
         BU                    20X18    INVACARE             105469     EA      $27.85      5     $139.25    WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY DK
         BU                    18X18    GUARDIAN                        EA                  0      $0.00     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY BU    16X16    PRC                  524208     EA      $16.95      2     $33.90     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY BU   16X17.5   INVACARE            1024134     EA      $30.45      1     $30.45     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY BU   7.5X21.   INVACARE            1054979     EA      $27.80      1     $27.80     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY DK
         BU                    18X18    GUARDIAN                        EA                  2      $0.00     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY DK
         BU                    24X17    INVACARE            1054690     EA      $27.80      1     $27.80     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY BU    18X17    INVACARE            1024136     EA      $30.45      2     $60.90     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         BLACK                 17X18    GUARDIAN                        EA                  0      $0.00     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY BU   7.5X16.   INVACARE            1024137     EA      $30.45      4     $121.80    WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY BU    22X18    INVACARE            1054979     EA      $27.80      3     $83.40     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY BN    18X16    GUARDIAN                        EA                  3      $0.00     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY BU    16X16    INVACARE            1040961     EA      $16.32      0      $0.00     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY BU    16X18    GUARDIAN                        EA                  0      $0.00     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY
         BLACK                 18X16    GUARDIAN                        EA                  0      $0.00     WGA    7
------------------------------------------------------------------------------------------------------------------------------------
W/C      RODRIQUEZ MARCIALA             INVACARE             R8487      EA      $257.40     1     $257.40    WM/F   1
------------------------------------------------------------------------------------------------------------------------------------
W/C      CROSS BRACE           17X18    QUICKIE                         EA      $87.23      1     $87.23     WM/F   1
------------------------------------------------------------------------------------------------------------------------------------
W/C      HENRY LITTLE                   ALIMED               R7280      EA      $70.60      1     $70.60     WM/F   1
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAMES CRAWFORD                 ROHO                 R8462      EA      $230.00     1     $230.00    WM/F   1
------------------------------------------------------------------------------------------------------------------------------------
W/C      DAVID ENBINDER                 INVACARE             R8480      EA      $14.04      1     $14.04     WM/F   1
------------------------------------------------------------------------------------------------------------------------------------
W/C      LEONARDO FARGUNDO              ROHO                 R8256      EA      $270.00            $0.00     WM/F   1
------------------------------------------------------------------------------------------------------------------------------------
W/C      WINNIFRED FREEMAN              JAY                  R0278      EA      $210.00     1     $210.00    WM/F   1
------------------------------------------------------------------------------------------------------------------------------------
W/C      JOSE GONZALES                  INTARSIA             R8464      EA      $208.26     1     $208.26    WM/F   2
------------------------------------------------------------------------------------------------------------------------------------
W/C      MC.CLAMMY S.                   INVACARE             R2116      EA                  1      $0.00     WM/F   2
------------------------------------------------------------------------------------------------------------------------------------
W/C      RUTH BEVINS           20X18    JAY                 R-EVELYN    EA      $270.00     1     $270.00    WM/F   3
------------------------------------------------------------------------------------------------------------------------------------
W/C      JAYSON NEWMAN                  SUNMATE                         EA      $70.00      1     $70.00     WM/F   3
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      NELL COOPER                    INVACARE             R8083      EA      $218.00     1     $218.00    WM/F   3
------------------------------------------------------------------------------------------------------------------------------------
W/C      SAM FALABELLA                  JAY                  R0263      EA      $69.50      1     $69.50     WM/F   3
------------------------------------------------------------------------------------------------------------------------------------
W/C      ROSALIE LOWE                   INVACARE             R2120      EA                  1      $0.00     WM/F   4
------------------------------------------------------------------------------------------------------------------------------------
W/C      GEORGE LOVE                    INVACARE             R8030      EA      $270.00     1     $270.00    WM/F   4
------------------------------------------------------------------------------------------------------------------------------------
W/C      NANNIE SWAIN                   SHS                  R7229      EA      $36.10      1     $36.10     WM/F   4
------------------------------------------------------------------------------------------------------------------------------------
W/C      JOSE GONZALES                  LA BAC               R0292      EA      $267.00     1     $267.00    WM/F   5
------------------------------------------------------------------------------------------------------------------------------------
W/C      HAROLD ROBLE                   INVACARE             R0258      EA      $285.81     1     $285.81    WM/F   5
------------------------------------------------------------------------------------------------------------------------------------
W/C      MARIA PARADES                  SMITH & NEPHEW       R2206      EA      $77.61      1     $77.61     WM/F   6
------------------------------------------------------------------------------------------------------------------------------------
W/C      BREEZY                16X17    QUICKIE                Q2       EA     $1,110.00    0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      BREEZY                18X18    QUICKIE                Q2       EA     $1,088.80    0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      TRACER                18X16    INVACARE           TR18SA280    EA      $151.92     0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      GPV                   16X18    QUICKIE               GPV       EA     $1,295.40    0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9000        16X16    INVACARE           9XTWD66/88   EA      $316.01     0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      QUICKIE LX            20X18    QUICKIE                LX       EA      $849.00     0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9XT         16X16    INVACARE           9XTWD66/88   EA      $316.01     1     $316.01    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9XT         16X18    INVACARE           9XTWD68/88   EA      $356.90     0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9XT         18X18    INVACARE           9XTWD68/88   EA      $365.90     0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9XT         20X18    INVACARE           9XTWD68/88   EA      $404.02     1     $404.02    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      GP                    19X17    QUICKIE                GP       EA     $1,222.80    0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      RECLINER 9000         18X17    INVACARE            908TR282    EA      $431.74     0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9XT         18X16    INVACARE           9XTWD86/88   EA      $316.01     0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      ZHP                   18X16    QUICKIE               ZHP       EA     $1,251.00    0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      RIDE LITE 9XT         18X16    INVACARE           9XTWD86/88   EA      $316.01     0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      REVOLUTION            18X16    QUICKIE               REV       EA     $1,248.00    0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      ARROW                 22X16    INVACARE             4MX918     EA     $4,750.21    0      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      ADJ SEAT              15-18"   JAY                             EA      $157.00     1     $157.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION CLOUD         18X16    OTTO BOCK                       EA      $310.00     1     $310.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION ULTIMATE      16X16    SHS                             EA      $163.33     1     $163.33    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      LAP BOARD              1/2"                                    EA      $210.00     1     $210.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      R-3950                                                         EA      $287.10     1     $287.10    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      FLOOR SITTER            LG     TUMBLE FORM                     EA      $202.86     1     $202.86    WM/F
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK                   19"     JAY                             EA      $267.00     1     $267.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      COMMODE SEAT                   ACTIVE AID                      EA      $120.67     1     $120.67    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      WHEELS                 24"     INVACARE                        EA      $34.75      1     $34.75     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      PERSONAL SEAT          20"     INVACARE                        EA      $176.00     1     $176.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION ULTIMATE      19X18    SHS                             EA      $163.33     1     $163.33    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHIOM
         COMFORTMATE           20X18    INVACARE                        EA      $116.00     1     $116.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      INSERT, JAY BASIC     16X18    JAY                             EA      $45.50      1     $45.50     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION, JAY 2        18X18    JAY                             EA      $246.00     1     $246.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK, JAY 2            18"     JAY                             EA      $255.00     2     $510.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      R-8492                         OTTO BOCK                       EA      $123.00     1     $123.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY       18X16    INVACARE                        EA      $34.00      1     $34.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CHELSEY KING                   OTTO BOCK            R8492      EA      $123.00     1     $123.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      PETER ROMAKA                   INVACARE             R8465      EA      $170.10     1     $170.10    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      HOVERT KATHLEEN                                     R7260      EA      $250.92     1     $250.92    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CAROL VASQUEZ                  E&J                  R9326      EA      $503.40     1     $503.40    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      NELL BLAIN                     INTARSIA             R9340      EA      $90.00      1     $90.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CARMEN MERCADO                 INVACARE             R8472      EA      $257.40     1     $257.40    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      JOSE ROBIERO                   INTARSIA             R8286      EA      $80.00      1     $80.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CLARK NOBLE                    QUICKIE              R2218      EA                  1      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      GILLBERD EDWARDS               INVACARE             R8485      EA      $270.97     1     $270.97    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      ROSALIE BENNETT                INTARSIA                        EA      $175.97     1     $175.97    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      KEVIN KIM                      QUICKIE              R0269      EA      $39.06      1     $39.06     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      RODRIQUEZ MARCIALA             INVACARE            R-STOCK             $217.13     1                WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      FALABELLA SAM                  JAY                  R0278      EA      $354.00     1     $354.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      RODRIQUEZ MARCIALA             INVACARE             R8484              $300.00     1                WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      FLOOSER               18X18    JAY                 R-EVELYN    EA      $246.00     1     $246.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      BERMUDEZ ANNA                  QUICKIE              R0268      EA     $1,174.20    1    $1,174.20   WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      DAVID ENBINDER                 OTTO BOCK            R8467      EA      $210.00     1     $210.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      PARADES MARIA                  JAY                  R8468      EA      $237.00     1     $237.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK, JAY 2            17'     JAY                             EA      $255.00     1     $255.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK, JAY 2            16'     JAY                             EA      $255.00     1     $255.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C                                                          R2121      EA                  1      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C                                                          R2124      EA                  1      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY                INVACARE                        EA      $48.04      1     $48.04     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK MOUNTING                  JAY                  R8290      EA      $34.00      1     $34.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      INSERT, SOLID         18X16    JAY                  R8253      EA      $36.00      1     $36.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION, COMBI       15.5X16"  JAY                  R6370      EA      $81.00      1     $81.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION, JAY 2        16X16    JAY                  R5574      EA      $270.00     1     $270.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION, COMBI       15.5X16"  JAY                  R8288      EA      $81.00      1     $81.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION, JAY 2
         W/BACK                18" TL   JAY                             EA      $299.00     1     $299.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      HARNESS                        INTARSIA             R4788      EA      $52.25      1     $52.25     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C                                                                     EA      $204.34     1     $204.34    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      PARTS                                                          EA                  1      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      MOUNTING HARDWARE                                   R4766      EA      $54.00      1     $54.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      MOUNTING HARDWARE                                   R8483      EA      $54.00      1     $54.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CONTOUR CORICULAR
         STRAP                          SAMMONS              R2207      EA      $12.71      1     $12.71     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C                                                          R7287      EA      $146.92     1     $146.92    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C                                     INVACARE             R4792      EA      $138.57     1     $138.57    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      HANDRIMS                       INVACARE             R9332      EA      $51.00      1     $51.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      SEAT UPHOLSTERY        20"     INVACARE                        EA      $34.00      1     $34.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION, BASIC        18X16    JAY                             EA      $27.50      1     $27.50     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK UPHOLSTERY                INVACARE                        EA      $34.00      1     $34.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C                                     INVACARE             R8472      EA      $257.40     1     $257.40    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      CUSHION, JAY 2
         W/ACCESS              18X18    JAY                             EA      $270.00     1     $270.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      QUICKIE 2             17X16    QUICKIE              R3913             $1,372.20    1    $1,372.20   WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      QUICKIE GPV           18X16    QUICKIE              R8294             $1,462.20    1    $1,462.20   WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      QUICKIE GPV           16X18    QUICKIE              R8194             $1,462.20    1    $1,462.20   WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000                  18X16    INVACARE             R8270              $316.01     1     $316.01    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000                  18X16    INVACARE             R6255              $316.01     1     $316.01    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000                  18X16    INVACARE             R0259              $378.03     1     $378.03    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000                  18X16    INVACARE             R2211              $665.98     1     $665.98    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000                  16X18    INVACARE                                $378.03     1     $378.03    WM/F
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C      QUICKIE 2             18X16    QUICKIE                                $1,381.20    1    $1,381.20   WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000                  20X18    INVACARE             R2213              $869.74     1     $869.74    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000                  16X18    INVACARE             R2204              $494.81     1     $494.81    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000                  18X16    INVACARE             R8465              $658.70     1     $658.70    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000                  20X18    INVACARE             R0267              $485.53     1     $485.53    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000                  18X16    INVACARE             R8043              $409.03     1     $409.03    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      9000                  20X16    INVACARE                                $458.23     1     $458.23    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      QUICKIE 2             20X16    QUICKIE              R0260             $1,399.10    1    $1,399.10   WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      BREEZY 2              16X16    QUICKIE              R8466              $900.00     1     $900.00    WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      QUICKIE RESOLUTION    16X16    QUICKIE              R8452             $1,399.80    1    $1,399.80   WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      MARK 4                                                                             1      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      ACTION STORM          18X16    INVACARE             R8482             $3,409.91    1    $3,409.91   WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      ACTION STORM          18X18    INVACARE                               $3,409.91    1    $3,409.91   WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      ARROW STORM           18X16    INVACARE             R0291                          1                WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      P9 STORM              16X16    INVACARE                               $2,014.47    1    $2,014.47   WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      SCOOTER                18"     INVACARE                                            1      $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      RANGER                18X16    INVACARE                               $3,480.94    1    $3,480.94   WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C                                                                                                $0.00     WM/F
------------------------------------------------------------------------------------------------------------------------------------
W/C      PITA BACK CUSTOM                                               EA      $105.09     0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK UPHOLSTERY
         (9000)                18X16    INVACARE            1008399     EA      $30.09      0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
W/C      BACK UPHOLSTERY,
         CUSTOM                         QUICKIE              685848     EA      $45.60      0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
W/C      CALF PADS                      INVACARE            7500003     EA      $12.34      0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
W/C      ELEVATING LEG REST             INVACARE             TR-14      EA      $50.76      0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
W/C      ELEVATING LEG REST             BREEZY               923809     EA      $160.80     0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
W/C      ELEVATING LEG REST             HOYA                            EA                  0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
W/C      ELEVATING LEG REST             HOYA                            EA                  0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
W/C      ELEVATING LEG REST             HOYA                            EA                  0      $0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                               W/C TOTAL        $79,665.44
------------------------------------------------------------------------------------------------------------------------------------
                                                                               GRAND TOT       $472,500.52
------------------------------------------------------------------------------------------------------------------------------------

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   LIQUID PORTABLE  LARGE   CRYO                            EA       $ 272.00    2   $544.00     M
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   LIQ TANK         50LB    P/B                             EA      $1,250.00    0     $0.00     M
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   FLIMM FIGHTER            GEN.PHYSIOTHER      VS          EA        $490.00    0     $0.00     M
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     V PAP CARRYING
            CASE                   RESCARE                         EA         $20.00    0     $0.00     RS
------------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAGER          18X20   CANADIAN                        EA                   0     $0.00     WB   2     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       QUICKIE II       16X17   QUICKIE             Q2          EA      $1,110.00    0     $0.00     WB   2     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000   20X16   INVACARE         9XTWD0688      EA        $365.21    0     $0.00     WB   2     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       TALL RIDE
            LITE 9000      16X16   INVACARE         9XTWD6688      EA        $477.13    0     $0.00     WB   2     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       TRACER           16X16   INVACARE         TR16SA280      EA        $151.92    0     $0.00     WB   2     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE
            LITE 9000      16X16   INVACARE         9XTWD6688      EA        $316.01    0     $0.00     WB   2     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       E 1000 W/C       18X16   INVACARE        TR 18SA280      EA       $ 130.68    0     $0.00     WB   4     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER            18X16   GUARDIAN                        EA                   0     $0.00     WB   6     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       QUICKIE RX       18X16   QUICKIE             RX          EA        $799.20    0     $0.00     WC   5     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9XT    18X18   INVACARE          9XTWD8888     EA        $356.90    0     $0.00     WC   6     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       ROHO CUSHION     12X12   CROWN                           EA                   1     $0.00     WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       STIMULITE
            CUSHION        16X16   SUPERCOR                        EA                   1     $0.00     WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       JAY G.S. DEMO    14X17   JAY               111 ON        EA        $246.00    1   $246.00     WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       JAY G.S.
            BACK DEMO      14"     JAY                1510         EA        $357.00    1   $357.00     WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       DROP BASE        18X16   INVACARE          DB8601 A      EA         $83.30    0     $0.00     WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       SOLID SEAT               INVACARE          1022569       EA         $58.65    0     $0.00     WC   13    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       STANDARD W/C     18X16   E&J                             EA                   0     $0.00     WC   17    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       PERSONAL
            CUSHION        18X20   INVACARE        S04AW18AD2      EA        $226.51    0     $0.00     WC   18    OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       EAZY LITE        18X16   E&J                             EA                   0     $0.00     WD   5     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAGER
            MAGIC          16X16   CANADIAN                        EA                   0     $0.00     WD   8     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER            18X16   GUARDIAN                        EA                   0     $0.00     WD   9     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       BREEZY           18X16   QUICKIE           BTREEZY2      EA        $409.50    0     $0.00     WD         OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER            18X16   GUARDIAN                        EA                   0     $0.00     WD         OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE
            LITE 9000      18X16   INVACARE          9XTWD8688     EA        $316.01    0     $0.00     WE   5     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       LTWT
            W/C 2000       16X16   INVACARE          2066A781      EA        $250.00    0     $0.00     WE   6     OB
------------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER            16X16   GUARDIAN                        EA                   0     $0.00     WE   7     OB
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
DME       TRAPEZE                    INVACARE           7750         EA         $76.40    5     $382.00     K    7    OBSO
--------------------------------------------------------------------------------------------------------------------------------
DME       TENS UNIT                  GRAHAM FIELD       GF-3         EA       OBSOLETE   22       $0.00    C/RM         U
--------------------------------------------------------------------------------------------------------------------------------
DME       ORTHODERM
            BED SYST                 BIOCLINIC                       EA      $1,895.00    0       $0.00    C/RM         U
--------------------------------------------------------------------------------------------------------------------------------


PHYSICAL INVENTORY TAKEN 03/31/97         5/14/97                         1 of 9

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
DME       WALKER, NON FOLDING   ADULT  GUARDIAN           7720         EA     $42.07   2      $84.14     G   4      U
------------------------------------------------------------------------------------------------------------------------------------
DME       RAILS, HOSPITAL BED          GRAHAM-FIELD     GF 6570 1      PR     $41.00   7     $287.00     J          U
------------------------------------------------------------------------------------------------------------------------------------
DME       WALKER FLD                                                   EA              0       $0.00     J          U
------------------------------------------------------------------------------------------------------------------------------------
DME       WALKER NON/FLD                                               EA              0       $0.00     J          U
------------------------------------------------------------------------------------------------------------------------------------
DME       I.V. POLE                    GRAHAM-FIELD       7012         EA     $16.95   8     $135.60     K   4      U
------------------------------------------------------------------------------------------------------------------------------------
DME       OVER BED TABLE               GRAHAM-FIELD     GF8900-1       EA     $53.10   3    $ 159.30     K   4      U
------------------------------------------------------------------------------------------------------------------------------------
DME       HIP CHAIR                    JOFRA             4401-1        EA    $187.95   0       $0.00     K   4      U
------------------------------------------------------------------------------------------------------------------------------------
DME       LIFT, ADJ. BASE              INVACARE           9884         EA    $321.60   2     $643.20     K   8      U
------------------------------------------------------------------------------------------------------------------------------------
DME       CHAIR, GERI                  INVACARE           6907         EA    $328.00       $2,952.00     K  16      U
------------------------------------------------------------------------------------------------------------------------------------
DME       APP PUMP                     MASON              2000         EA     $55.00  19   $1,045.00     M   4      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   PRONEB NEBULIZER             PARI              3010101       EA     $55.00   2    $ 110.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   PULMOAIDE NEB                DEVILBISS          5610D        EA     $64.00   0       $0.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   MINIMIST NEBULIZER           JOHN BUNN                       EA     $45.32   1      $45.32   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   PASSPORT NEB                 INVACARE          IRC1190       EA     $47.00   1      $47.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   SUCTION MACHINE STAT         INVACARE          IRC1135       EA     $176.95  0       $0.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   SUCTION MACHINE STAT         E&J                H-95         EA   OBSOLETE   0       $0.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   SUCTION MACHINE PORT         DEVILBISS          7304D        EA    $202.00   0       $0.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   CPAP REVITALIZER             DEVILBISS          7352D        EA   OBSOLETE   0       $0.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   CPAP SULLIVAN lil            RESMED            SUL lll       EA    $285.00   0       $0.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   AEROMAX NEBULIZER            M. I.A             3002         EA     $56.00   1     $ 56.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   APNEA MONITOR                AEQUITRON          9200         EA    $682.75   0       $0.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   VENT PLV100                  LIFECARE          PLV100        EA     $54.60   0       $0.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   PRESSURE THERAPY UNIT        PURITAN BENNET      AP5         EA              0       $0.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   COMPRESOR 50PSI              JOHN BUNN                       EA    $360.50   1     $360.50   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   NEBULIZER, ULTRASONIC        M.l.A                           EA   OBSOLETE   3       $0.00   C/RM         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   PASSPORT NEB                 INVACARE          IRC1190       EA     $47.00   1      $47.00   CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   SUCTION MACHINE STAT         INVACARE          IRC1135       EA    $176.95   2     $353.90   CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   PULMOAIDE NEB                DEVILBISS         561 OD        EA     $65.00   2     $130.00   CLST         U

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   SUCTION MACHINE PORT           DEVILBISS          7304D        EA        $202.00    1     $202.00   CLST     U
----------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   50 PSI COMPRESSOR              JOHN BUNN        BA400A         EA        $360.50    1     $360.50   CLST     U
----------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   50 PSI COMPRESSOR              ALLIED           PCS414         EA        $349.00    0       $0.00   CLST     U
----------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   50 PSI COMPRESSOR              M.l.A                           EA        $300.00    0       $0.00   CLST     U
----------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   APNEA MONITOR                  AEQUITRON         9550          EA     $1,995.00     2   $3,990.00   CLST     U
----------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   OXIMETER, PULSE                NELLCOR           N180          EA     $1,595.00     1   $1,595.00   CLST     U
----------------------------------------------------------------------------------------------------------------------------------


PHYSICAL INVENTORY TAKEN 03/31/97         5/14/97                         2 of 9

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    OXIMETER, PULSE              NELLCOR          N200         EA   $ 1,895.00   1  $1,895.00    CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    BIPAP ST                     RESPIRONICS                   EA    $3,086.00   1  $3,086.00    CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CPAP                         RESMED                        EA      $475.00   2    $950.00    CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    VPAP                         RESMED                        EA   $ 1,425.00   1  $1,425.00    CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    VENT PLV100                  LIFECARE        PLV100        EA    $6,499.00   1  $6,499.00    CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    NEBULIZER,                   JOHN BUNN                     EA       $45.32   2     $90.64    CLST         U
------------------------------------------------------------------------------------------------------------------------------------
RESP      MINI MIST
 EQUIP    LIQUID PORTABLE    SMALL     CRYO                          EA     $ 272.00   3    $816.00      M          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID TANK        70LBS     P/B                           EA      $500.00   2  $1,000.00      M          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID TANK        100LB     P/B                           EA      $500.00   0      $0.00      M          U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR       5LPM      AIRSEP                        EA      $895.00      $8,055.00      M/N  8/9   U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR       5LPM      INVACARE        IRC501        EA      $849.00   0      $0.00      M/N  8/9   U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    SUCTION MACHINE              INVACARE        IRC1135       EA     $ 176.95  15  $2,654.25       N   5     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    SUCTION MACHINE    ORTABL    DEVILBISS        7304A        EA      $202.00   3    $606.00       N   5     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    COMPRESSOR, 50PSI  BUNN      GRAHAM-FIELD   JB0120010      EA      $360.50   4  $1,442.00       N   6     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    COMPRESSOR 50 PSI            ALLIED           PCS-4        EA      $349.00   1    $349.00       N   6     U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    COMPRESSOR         P/AIDE    DEVILBISS        5610D        EA       $65.00   7    $455.00       N   8     U
------------------------------------------------------------------------------------------------------------------------------------
RESP      NEBULIZER
 EQUIP    COMPRESSOR         EROMA     MEDICAL IND      3002         EA       $49.00   4    $196.00       N   8     U
------------------------------------------------------------------------------------------------------------------------------------
RESP      NEBULIZER
 EQUIP    COMPRESSOR         PRO NEB   PARI            370101        EA       $55.00  13    $715.00       N   8     U
------------------------------------------------------------------------------------------------------------------------------------
RESP      NEBULIZER
 EQUIP    CONCENTRATOR                 INVACARE       MOBILAIRE      EA      $350.00   1    $350.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID PORTABLE              CRYO                          EA      $272.00   7  $1,904.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID PORTABLE              PENOX                         EA      $272.00   4  $1,088.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID PORTABLE              P/B                           EA      $200.00   2    $400.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID PORTABLE    OBILAIR   INVACARE                      EA      $700.00   3  $2,100.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID TANK        LARGE     CRYO                          EA      $455.00   0      $0.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
 EQUIP    LIQUID TANK                    P/B              COMPANION      EA        $455.00     0      $0.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID TANK          SMALL     CRYO                            EA        $455.00     7  $3,185.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID TANK          SMALL     PENOX                           EA        $455.00     6  $2,730.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID TANK          40LTR     INVACARE         MOBILAIRE      EA        $700.00     0      $0.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR                   AIRSEP                          EA        $895.00     0      $0.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR                   DEVILBISS        DEVOMC29       EA        $350.00     2    $700.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR                   DEVILBISS        DEVO 4490      EA        $855.00     2  $1,710.00       RP        U
------------------------------------------------------------------------------------------------------------------------------------


PHYSICAL INVENTORY TAKEN 03/31/97         5/14/97                         3 of 9

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR                   HEALTHDYNE        5000         EA      $350.00   2    $700.00      RP      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR                   MOUNTAIN MED     SUMMIT        EA      $965.00   3  $2,895.00      RP      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR                   MOUNTAIN MED      ASPEN        EA      $350.00   6  $2,100.00      RP      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR         FREEDOM   ROMAN LABS        12510        EA      $700.00   1    $700.00      RP      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    VENTILATOR                     LIFECARE         PLV100        EA                0      $0.00      RP      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID TANK          LARGE     PENOX                          EA      $272.00   1    $272.00      RP      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    APNEA MONITOR                  AQUETRON          9550         EA    $1,050.00   3  $3,150.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    APNEA MONITOR                  AEQUITRON         9500         EA      $570.00   4  $2,280.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    APNEA MONITOR                  AEQUITRON         9200         EA      $682.75   0      $0.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    BIPAP S                        RESPIRONICS      332019        EA    $1,437.00   2  $2,874.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    BIPAP ST                       RESPIRONICS      332203        EA    $2,996.00   0      $0.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CPAP, SULLIVAN V               RESCARE          143007        EA      $637.50   5  $3,187.50      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CPAP, SULLIVAN 111             RESCARE                        EA      $285.00   2    $570.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    OXIMETER, PULSE                NELCOR            N180         EA    $1,595.00   1  $1,595.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    OXIMETER, PULSE                NELCOR            N200         EA    $1,895.00   6 $11,370.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    PLV100                         LIFECARE         PLV100        EA    $6,499.00   3 $19,497.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    ULTRASONIC NEBULIZER                           MICROSTAT      EA      $178.00   0      $0.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    VENTILATOR                     P/B               2801         EA    $5,395.00   2 $10,790.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    VENTILATOR                     BEAR             BEAR 33       EA    $1,500.00   1  $1,500.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    VENTILATOR                     THOMPSON        MAXI VENT      EA    $1,500.00   3  $4,500.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    VENTILATOR                     P/B               2800         EA    $1,500.00   2  $3,000.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    VENTILATOR                     AQUETRON          LP10         EA    $5,200.00   2 $10,400.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    V-PAP                          RESCARE           15003        EA    $1,295.00   6  $7,770.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID TANK                    PENOX                          EA      $272.00  21  $5,712.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP

------------------------------------------------------------------------------------------------------------------------------------
                                                                      U
                                         NIT/                       BIN OR
CATEGORY     DESCRIPTION        SIZE     MANUF              REORDER #  MEA       COST      QTY    EXT $    AISLE   #    R  MIN  MAX
------------------------------------------------------------------------------------------------------------------------------------
 EQUIP    LIQUID TANK          LARGE     CRYO                            EA        $272.00     2    $544.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP      PORTABLE
 EQUIP    LIQUID TANK          SMALL     CRYO                            EA        $272.00     8  $2,176.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID TANK          SMALL     PENOX                           EA        $455.00     6  $2,730.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    LIQUID TANK          40        INVACARE           MLB40        EA      $1,325.00     1  $1,325.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR         5LPM      DEVILBISS         MC44-90       EA        $855.00     1    $855.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR         5LPM      M.M.E.            DEVO44        EA        $855.00     1    $855.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
 EQUIP    CONCENTRATOR         5LPM      M.M.E.             PVO2         EA        $780.00     1    $780.00              U
------------------------------------------------------------------------------------------------------------------------------------


PHYSICAL INVENTORY TAKEN                    03/31/97                     4 OF 9

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                       U
                                         NIT/                          BIN OR
CATEGORY  DESCRIPTION          SIZE     MANUF            REORDER #     MEA       COST   QTY    EXT $   AISLE   BIN #  R    MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   CONCENTRATOR         2LPM     M.M.E.             ASPEN        EA      $780.00  4   $3,120.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   CONCENTRATOR         5LPM                        SAGE         EA      $855.00  1     $855.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   CONCENTRATOR         5LPM     JOHN BUNN          5000         EA      $855.00  1     $855.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   CONCENTRATOR         5LPM     PURITAN BENNET      590         EA      $855.00  1     $855.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   CPAP REVITALIZER              DEVILBISS          7352         EA      $460.00  1     $460.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   IPV                           PERCUSSIONAIR     F00012        EA      $395.00  5   $1,975.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   OXIMETER, PULSE               NOVAMETRIC         515A         EA    $2,495.00  1   $2,495.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   APNEA MONITOR                 EDENTECH           2000         EA    $1,026.00  2   $2,052.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   NEBULIZER,ULTRASONIC          MEDISONIC         3612/60       EA      $150.00  2   $300.00                U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   VENTILATOR PLV102             LIFECARE          PLV102        EA    $8,294.00  2  $16,588.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   INFANT 2-FRAME       INFANT   BIOSYSTEMS         2100         EA               1       $0.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   CPAP CONVERTER                RESMED              CVR-2       EA      $120.00  5     $600.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   AIRWAY PRESSURE MON           RESPIRONICS        302220       EA      $203.75  1     $203.75              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   SUCTION MACHINE               SHUCO            5711-130       EA      $205.50  3     $616.50              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   SUCTION MACHINE
            PORTABLE                    M.I.A.              605         EA      $202.00  2     $404.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  EQUIP   COMPRESSOR
             NEBULIZER         MINIMIST GRAHAM FIELD                    EA       $47.00  0       $0.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     CART, E TANK                  WITTENBURG         705000       EA       $18.95 26     $492.70       M      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     NASAL CPAP                    RESPIRONICS       367500        EA      $390.60  0       $0.00       M      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     NASAL CPAP SYSTEM    4        HUDSON             1688         EA      $241.50  0       $0.00       M      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     NASAL CPAP SYSTEM              RESCARE            APD-2       EA      $291.00  0       $0.00       M      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     NASAL CPAP SYSTEM              DEVILBISS        7315-5        EA               0       $0.00       M      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     REGULATOR, PRESSURE  -46      DEVILBISS         444 585       EA       $35.00  3     $105.00      RP      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     REGULATOR                     MADA              RENTAL        EA        $9.50 14     $133.00      RP      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     ULTRASONIC NEBULIZER          OMRON              NEU03        EA      $265.00  5   $1,325.00      RS      U

------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     ALARM, PRESSURE                LIFECARE           23001        EA        $476.08  0         $0.00      RS      U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     FILTER,OMRON NENULIZER         OMRON              U03-4        EA        $265.00  7     $1,855.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     DPAP                           SLEEPNET           73001        EA      $1,050.00  2     $2,100.00              U
------------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     CHAMBER, HMD                   FISHER PAYKEL      MR325        EA         $10.07  5        $50.35              U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
  ENT     FOOD PUMP COM PAT              SANDOZ            199235        EA          LEASE  1         $0.00     CLST     U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
  ENT     FOOD PUMP COM PAT              SANDOZ            199205        EA          LEASE  1         $0.00     CLST     U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
  ENT     FOOD PUMP KANGAROO             SHERWOOD            324         EA        $350.00  1       $350.00     CLST     U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
  ENT     PUMP,FEEDING                   SHERWOOD            324         EA        $350.00  5     $1,750.00       N   4  U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
  ENT     PUMP, FEEDING        COMPAT    SANDOZ            199205        EA          LEASE  4         $0.00       N   4  U
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
  ENT     FOOD PUMP                      SHERWOOD            324         EA        $350.00  1       $350.00  TK(J.V) RT  U
------------------------------------------------------------------------------------------------------------------------------------


PHYSICAL INVENTORY TAKEN 03/31/97                 5/14/97                 5 OF 9

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                     U
                                         NIT/                        BIN OR
CATEGORY  DESCRIPTION          SIZE      MANUF          REORDER #    MEA      COST   QTY       EXT $  AISLE #       R    MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
SUPPLIES
  ENT     PUMP, FEEDING                  SHERWOOD          224         EA    $300.00  0         $0.00               U
------------------------------------------------------------------------------------------------------------------------------------
W/C       OXYGEN l.V POLE                INVACARE         1484         EA     $75.84  1        $75.84   WB   1      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000       18X16     INVACARE       9XTWD8688      EA    $316.01  0         $0.00   WB   3      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000       18X16     INVACARE       9XTWD8688      EA    $316.01  0         $0.00   WB   3      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       PREMIER              18X16     E&J                           EA             0         $0.00   WB   3      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       TRACER               16X16     INVACARE       TR16SA280      EA    $130.68  0         $0.00   WB   3      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       EASY LITE            18X16     E&J                           EA             0         $0.00   WB   3      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       LAP TRAY                       SAMMONS                       EA             0         $0.00   WB   3      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000       16X16     INVACARE                      EA    $316.01  0         $0.00   WB   4      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER                16X16     GUARDIAN                      EA             0         $0.00   WB   5      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAGER MAGIC        16X16     CANADIAN                      EA             0         $0.00   WB   5      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000       18X16     INVACARE       9XTWD8688      EA    $316.01  0         $0.00   WB   5      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       HEAVY DUTY           20X16     LUMEX                         EA             0         $0.00   WB   5      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       HEAVY DUTY           22X16     LUMEX                         EA             0         $0.00   WB   5      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000       16X16     INVACARE       9XTWD6688      EA    $316.01  0         $0.00   WB   6      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       TRACER               18X16     INVACARE       TR18SA280      EA    $151.92  0         $0.00   WB   6      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       STANDARD W/C         18X16     LUMEX                         EA             0         $0.00   WB   6      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       TRAVELER             18X16     E&J                           EA             0         $0.00   WB   6      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000       18X16     INVACARE       9XTWD8688      EA    $316.01  0         $0.00   WB   6      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       SUNMATE SOFT                   DYNAMIC                       EA     $82.50  0         $0.00   WC   1      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       SUNMATE REGULAR                DYNAMIC                       EA     $82.50  0         $0.00   WC   1      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       ONE ARM DRIVE        16X16     INVACARE        1065602       EA    $313.73  0         $0.00   WC   1      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       BREEZY               16X16     QUICKIE         BREEZY2       EA    $409.50  0         $0.00   WC   3      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER                18X16     GUARDIAN                      EA             0         $0.00   WC   3      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RI DE LITE 9000      20X16     INVACARE       9XTWD0688      EA    $365.21  0         $0.00   WC   5      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAGER MAGIC        18X16     CANADIAN                      EA             0         $0.00   WC   6      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       1251 ALIMED          16X16     ALIMED                        EA             0         $0.00   WC  13      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       260 ALIMED           18X16     ALIMED                        EA             1         $0.00   WC  13      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       STUMP SOLID SEAT R   18X16     SAMMONS                       EA             0         $0.00   WC  13      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       STUMP SOLID SEAT L   18X16     SAMMONS                       EA             0         $0.00   WC  13      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       JAY MEDICAL CUSHION  12X11     JAY               115         EA    $237.00  1       $237.00   WC  13      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       ROHO CUSHION         12X12     CROWN                         EA             0         $0.00   WC  13      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       JAY CARE CUSHION     18X20     JAY             201 EG        EA    $201.00  1       $201.00   WC  13      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       LAP TRAY                       SAMMONS                       EA             0         $0.00   WC  13      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       DUO CUSHION          16X18     JAY               706         EA             1         $0.00   WC  18      U
------------------------------------------------------------------------------------------------------------------------------------


PHYSICAL INVENTORY TAKEN 03/31/97           5/14/97                       6 OF 9

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                     U
                                         NIT/                        BIN OR
CATEGORY  DESCRIPTION          SIZE      MANUF          REORDER #    MEA      COST   QTY       EXT $     AISLE #    R    MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C       PERSONAL SEAT        16X18     INVACARE       PS41618       EA     $172.69  0         $0.00      WC 18    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       PRESSURE RELIEF
            CUSHION            16X18     INVACARE                     EA     $172.69  0         $0.00      WC 18    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       ROHO CUSHION         19X17     CROWN                        EA              1         $0.00      WC 18    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       PRESSURE RELIEF
            CUSHION            16X18     INVACARE                     EA     $172.69  0         $0.00      WC 18    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       PRESSURE RELIEF
            CUSHION            18X16     INVACARE                     EA     $172.69  1       $172.69      WC 18    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       FLUID CUSHION        18X16     INVACARE         F2          EA     $172.69  1       $172.69      WC 18    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       PERSONAL CUSHION     16X18     INVACARE       PS41618       EA     $172.69  0         $0.00      WC 18    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       CROSS BRACE          18X16     INVACARE       1016251       PR     $41.46   3       $124.38      WCE      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       DESK ARMS REMOV,
            VISTA                        E&J              280         PR              1         $0.00      WCE      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       DESK ARM REMOV                 E&J                          PR              0         $0.00      WCE      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       DESK ARM REMOV
            MAGIC                        CANADIAN                     PR              0         $0.00      WCE      U
------------------------------------------------------------------------------------------------------------------------------------
W/C       SPRINT POWER         16X16     E&J                          EA              1         $0.00      WD  1    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       WHEELED COMMODE      18X16     ACTIVAID                     EA              1         $0.00      WD  1    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       LASER POWER          18X16     E&J                          EA              1         $0.00      WD  1    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 2000       16X16     INVACARE      2066A781       EA     $250.00  1       $250.00      WD  1    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       WHEELED COMMODE      18X16     LUMEX                        EA              1         $0.00      WD  2    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       WHEELED COMMODE      18X16     INVACARE        6695         EA     $469.81  1       $469.81      WD  2    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       WHEELED COMMODE      18X16     ACTIVAID                     EA              1         $0.00      WD  2    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAGER MAGIC        18X20     CANADIAN                     EA              1         $0.00      WD  2    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       TAD POLE                       TUMBLE FORM     4772T        EA              1         $0.00      WD  3    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       STROLLER #1          CUSTOM    KID KART                     EA              1         $0.00      WD  3    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       STROLLER #2          CUSTOM    KID KART                     EA              1         $0.00      WD  3    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       STROLLER #3          CUSTOM    KID KART                     EA              1         $0.00      WD  3    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER                18X16     GUARDIAN                     EA              0         $0.00      WD  4    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       W/C STANDARD         18X16     INVACARE    TR18SA280        EA     $130.28  0         $0.00      WD  4    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       W/C STANDARD         18X16     E&J                          EA              7         $0.00      WD  4    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       W/C STANDARD         16X16     E&J                          EA              1         $0.00      WD  4    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAGER MAGIC        16X16     CANADIAN                     EA              0         $0.00      WD  5    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAGER MAGIC        18X16     CANADIAN                     EA              4         $0.00      WD  5    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAGER MAGIC        16X16     CANADIAN                     EA              2         $0.00      WD  5    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAGER MAGIC        18X16     CANADIAN                     EA              2         $0.00      WD  5    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER                18X16     GUARDIAN                     EA              6         $0.00      WD  5    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000       16X 16    INVACARE                     EA              1         $0.00      WD  6    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAG E R MAG IC     20X 16    CANAD IAN                    EA              0         $0.00      WD  6    U
------------------------------------------------------------------------------------------------------------------------------------

W/C       STANDARD W/C         18X16     E&J                             EA                 0         $0.00      WD  6    U
------------------------------------------------------------------------------------------------------------------------------------

PHYSICAL INVENTORY TAKEN 03/31/97                  5/14/97                7 OF 9

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                 U
                                        NIT/                     BIN OR
CATEGORY  DESCRIPTION         SIZE      MANUF       REORDER #    MEA        COST      QTY     EXT $     AISLE  #    R    MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C       CUSTOM BLUE         18X16     FORTRESS                   EA                  1        $0.00    WD    6    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       TRAVELER            18X16     E&J                        EA                  2        $0.00    WD    6    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 5000      16X18     INVACARE    5068A781       EA        $350.00   1      $350.00    WD    6    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       STROLLER #4         CUSTOM    KID KART                   EA                  1        $0.00    WD    7    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER               18X16     GUARDIAN                   EA                  1        $0.00    WD    7    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       W/C STANDARD        18X16     INVACARE    TR18SA080      EA        $130.68   0        $0.00    WD    7    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       TRACER              18X16     INVACARE    TR18SA080      EA        $130.68   0        $0.00    WD    7    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER               18X16     GUARDIAN                   EA                  1        $0.00    WD    7    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       TRACER              18X16     INVACARE    TR18SA080      EA        $130.68   0        $0.00    WD    7    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       W/C STANDARD        16X16     INVACARE    TR16SA280      EA        $151.92   5      $759.60    WD    8    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       PREMIER 2           16X16     E&J                        EA                  1        $0.00    WD    8    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       BREEZY              18X16     QUICKIE      BREEZY2       EA        $409.50   4    $1,638.00    WD    8    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       BREEZY              18X16     QUICKIE      BREEZY2       EA        $409.50   3    $1,228.50    WD    8    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       W/C STANDARD        16X16     INVACARE    TR18SA280      EA        $130.68   0        $0.00    WD    8    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       COMMODER POWER      14X16     FORTRESS                   EA                  1        $0.00    WD         U
------------------------------------------------------------------------------------------------------------------------------------
W/C       ONE ARM DRIVE       18X16     MEYRA                      EA                  1        $0.00    WD         U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RECLINER 9000       15X18     INVACARE    9058R182       EA        $472.63   0        $0.00    WD   10    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RECLINER 9000       14X18     INVACARE    9048R182       EA        $472.63   0        $0.00    WD   10    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RECLINER TRAVELER   18X17     E&J                        EA                  0        $0.00    WD   10    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       TRACER              18X16     INVACARE    TR18SA080      EA        $130.68   1      $130.68    WD   10    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RECLINER 2000       18X17     INVACARE    2087R182       EA        $431.74   0        $0.00    WD   11    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RECLINER 4000       16X17     INVACARE    9067R282       EA        $431.74   3    $1,295.22    WD   11    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RECLINER TRAVELER   16X17     E&J                        EA                  2        $0.00    WD   11    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RECLINER 2000       18X17     INVACARE    2087R282       EA        $431.74   3    $1,295.22    WD   11    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       CHAMPION 2000       18X16     KUSCHALL                   EA                  1        $0.00    WE    1    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       ADVANTAGE FA        18X16     E&J                        EA                  1        $0.00    WE    1    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       QUICKIE RX          18X16     QUICKIE        RX          EA        $799.20   1      $799.20    WE    1    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       LTWT W/C 2000       16X16     INVACARE    2066A781       EA        $250.00   0        $0.00    WE    2    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000      16X16     INVACARE    9XTWD6688      EA        $316.01   0        $0.00    WE    3    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       EASY LITE           18X16     E&J                        EA                  5        $0.00    WE    4    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000      18X16     INVACARE    9XTWD8688      EA        $316.01   0        $0.00    WE    4    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       PATRIOT             18X16     INVACARE     PAWD86        EA        $417.50   0        $0.00    WE    4    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       BREEZY              17X16     QUICKIE      BREEZY2       EA        $409.50   0        $0.00    WE    4    U
------------------------------------------------------------------------------------------------------------------------------------
W/C       WORLD CHAIR         18X16     INVACARE                   EA        $130.68   1      $130.68    WE    4    U
------------------------------------------------------------------------------------------------------------------------------------


PHYSICAL INVENTORY TAKEN 03/31/97             5/14/97                     8 OF 9

                              INVENTORY COUNT SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                     U
                                         NIT/                        BIN OR
CATEGORY  DESCRIPTION          SIZE      MANUF          REORDER #    MEA       COST      QTY   EXT $    AISLE #    R     MIN   MAX
------------------------------------------------------------------------------------------------------------------------------------
W/C       BREEZY               18X16     QUICKIE        BREEZY2       EA        $409.50   2   $819.00   WE 5       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER                18X16     GUARDIAN                     EA                  0     $0.00   WE 5       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       LTWT W/C 2000        18X16     INVACARE      2086A781       EA        $250.00   0     $0.00   WE 5       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       TRACER               18X 16    INVACARE      TR18SA080      EA        $130.68   0     $0.00   WE 5       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000       18X18     INVACARE      9XTWD8888      EA        $356.90   1   $356.90   WE 5       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9XT        16X16     INVACARE      9XTWD6688      EA        $316.01   0     $0.00   WE 5       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       BREEZY               16X16     QUICKIE        BREEZY2       EA        $409.50   0     $0.00   WE 6       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9XT        16X16     INVACARE      9XTWD6688      EA        $316.01   0     $0.00   WE 6       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAGER MAGIC        16X16     CANADIAN                     EA                  1     $0.00   WE 6       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       MOYER                18X16     GUARDIAN                     EA                  1     $0.00   WE 6       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       HEAVY DUTY           20X16     LUMEX                        EA                  0     $0.00   WE 7       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       RIDE LITE 9000       18X16     INVACARE      9XTWD8688      EA        $316.01   0     $0.00   WE 7       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       W/C STANDARD E 1000  16X 16    INVACARE                     EA        $130.68   0     $0.00   WE 7       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       VOYAGER MAGIC        21 X 15   CANADIAN                     EA                  0     $0.00   WE 7       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       BATTERY LEAD ACID    24V       MK BATTERY     24V WET       EA         $55.10   4   $220.40   WE 8       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       BATTERY GEL SEAL     24V       MK BATTERY    24V SLD G      EA         $99.75   2   $199.50   WE 8       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       BATTERY LEAD ACID              MK BATTERY    22NF WET       EA         $40.85   6   $245.10   WE 8       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       BATTERY GEL SEAL               MK BATTERY   22NF SLD G      EA         $80.75   2   $161.50   WE 8       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       BATTERY GEL SEAL               MK BATTERY     U1 WET        EA         $38.00   6   $228.00   WE 8       U
-----------------------------------------------------------------------------------------------------------------------------------
W/C       BATTERY LEAD ACID              MK BATTERY    U1 SLD G       EA         $55.10   4   $220.40   WE 8       U
-----------------------------------------------------------------------------------------------------------------------------------
RESP
  SUP     NASAL CPAP                     RESPIRONICS    362505        EA                  0     $0.00    M         Ul
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           USED TOTAL =      $214,332.46
------------------------------------------------------------------------------------------------------------------------------------


PHYSICAL INVENTORY TAKEN 03/31/97         5/14/97                         9 of 9

                                 SCHEDULE 4.4(I)
                               ACCOUNTS RECEIVABLE


              SEE COMPUTER RUNS DETAILING PAYEE AND DOLLAR AMOUNTS

                                 SCHEDULE 4.4(j)



                           SEE COMPUTER TAPE DELIVERED
                                  TO BUYER AND
                                SCHEDULE 4.20 AND
                          CORPORATE RECORDS MAINTAINED
                              AT CORPORATE OFFICES

                                  SCHEDULE 4.5


                                    CONTRACTS

General Description: Contracts with referral sources from New York City area.

Maintained by: Jack Prince

                                 SCHEDULE 4.5


                                    CONTRACTS

BLUE CROSS/BLUE SHIELD OF CONNECTICUT

BETH ABRAHAM HOSPITAL HHA

BROOKHAVEN MEMORIAL HOSPITAL MEDICAL CENTER HHA

CABRINI MEDICAL CENTER LTHHC PROGRAM

HHH HOMECARE, INC. LHCSA

ISABELLA GERIATRIC CENTER

LENOX HILL HOSPITAL HHA

L.I. VETERANS HOME

METROPOLITAN HOSPITAL CENTER CHHA

NEW YORK CITY HEALTH & HOSPITAL CORP (6 HOSPITALS)

METROPLUS

MOUNT SINAI HOSPITAL HHA

NORTH SHORE UNIVERSITY HOSPITAL CHHA

OXFORD HEALTH PLANS

RYAN COMMUNITY HEALTH NETWORK

     CENTERCARE

     COMMUNITY CHOICE HEALTH PLAN OF WESTCHESTER

SOUTHSIDE HOSPITAL HHA & LTHHC PROGRAM

ST. CHARLES HOSPITAL & REHABILITATION CENTER LTHHC PROGRAM

ST. LUKES / ROOSEVELT HOSPITAL CENTER HHA

ST. MARY'S HOSPITAL FOR CHILDREN

VISITING NURSE SERVICE OF NY CHHA

BROOKLYN HOSPITAL CHHA

ST. VINCENTS CHHA

STOCK PURCHASE AGREEMENT AMONG COMMUNITY CARE SERVICES, INC., AS BUYER, AND DONALD FARGNOLI, LOUIS ROCCO AND SAVERIO D. BURDI, AS SELLERS DATED MAY 10, 1997



                                  SCHEDULE 4.7


1. B&H Opti-Comp Pharmacy, Inc., et al. vs. Metropolitan Respirator Service, Inc., et al. (A third party claim arising out of the litigation Presto Sales and Service, Inc. vs. B&H Opti-Comp Pharmacy, Inc., et al., pending in the Supreme Court of The State of New York, County of Nassau.)

2. Claims asserted in writing by Jack Prince or his representatives against the Company and Sellers.

3. Claims defended by insurance carriers which do not have a material adverse impact on the Business.

                                  SCHEDULE 4.8
                                    CUSTOMERS


                              SEE ATTACHED SCHEDULE

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                  SCHEDULE 4.8

                             METROPOLITAN HOME CARE
                             Top 10 Referral Sources
                          April 1996 through April 1997

No.      Referral Source                         Sales Amount
---      ---------------                         ------------

1        Mount Sinai Home Care                       ***
2        Mount Sinai Rehab                           ***
3        Mount Sinai Social Work                     ***
4        Long Island Jewish                          ***
5        St. Lukes Home Care                         ***
6        Southside Home Care                         ***
7        CPMC                                        ***
8        Lenox Hill Hospital                         ***
9        Cabrini Hospital                            ***
10       Mount Sinai Out Patient                     ***

                                  SCHEDULE 4.9
                                    SUPPLIERS


                              SEE ATTACHED SCHEDULE

                                  SCHEDULE 4.9

                             METROPOLITAN HOME CARE
                                 Top 10 Vendors
                          April 1996 through March 1997

No.               Vendors                                     Amount
---               -------                                     ------

1                 Baxter (All Division)                       $101,102.94

2                 Graham Field Express                        $467,820.49

3                 Lica Medical                                $99,755.66

4                 Mason Medical                               $42,829.89

5                 Respironics                                 $92,296.69

6                 Sunmed                                      $185,475.21

7                 Quickie Designs                             $84,656.58

8                 Invacare  (open acct)                       $119,862.70
                                (leases)                      $468,987.87

9                 Suburban Ostomy                             $53,269.94

10                Aequitron Medical                           $126,666.02

                  Total                                       $1,842,733.99

                                SCHEDULE 4.11(g)
                            COMPENSATION AND BENEFITS


                              SEE ATTACHED SCHEDULE

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


METROPOLITAN HOME CARE
PAYROLL BUDGET
UPDATED AS OF JANUARY 17, 1997

EMPLOYEE NAME         DEPT              DAILY    HOURLY      PER PAYROLL        ANNUAL     BIWKLY HRS       JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------

FARGNOLI, D           Officer        ***                       ***             ***
PRINCE, J             Officer        ***                       ***             ***
ROCCO, L              Officer        ***                       ***             ***
TOTAL: (3)                           2,307.69                  23,076.93       600,000.00

EMPLOYEE NAME         DEPT              DAILY    HOURLY      PER PAYROLL        ANNUAL     BIWKLY HRS       JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------

ALEXIS, H             Admin            ***                      ***            ***                          Purchasing Agent
WILSON, W             Admin            ***                      ***            ***                          General Manager
WRIGHT, W             Admin            ***                      ***            ***                          Staff Accountant
ROBINSON, K           Admin            ***                      ***            ***                          Acct's assistant
TOTAL: (4)                             890.05                   9,606.55       249,770.30

EMPLOYEE NAME         DEPT              DAILY    HOURLY      PER PAYROLL        ANNUAL     BIWKLY HRS       JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------

BELAVAL, A            Billing                     ***          ***             ***                 40       Filer P/T
BOCHENSKI, T          Billing                     ***          ***             ***                 80       Old Caid
BROWN, R              Billing                     ***          ***             ***                 80       Prior Approval
CAMPBELL, M           Billing                     ***          ***             ***                 80       Insurance
CARVAJAL, A           Billing                     ***          ***             ***                 80       Rx's
CASTRO, J             Billing                     ***          ***             ***                 80       Old Caid
COBURN, B             Billing                     ***          ***             ***                 80       Caid
DIAZ, J               Billing                     ***          ***             ***                 80       Poster
DIAZ, R               Billing                     ***          ***             ***                 40       Filer P/T
FARGNOLI, P           Billing          ***                     ***             ***                          Rx's
FLOWERS, T            Billing                     ***          ***             ***                 40       Filer
IBANEZ, L             Billing          ***                     ***             ***                          Mgmt Trainee
KERRUTT, B            Billing                     ***          ***             ***                 75       Care
KING, O               Billing                     ***          ***             ***                 80       Rx's
LOCKHART, C           Billing                     ***          ***             ***                 80       Insurance
MCDERMOTT, C          Billing                     ***          ***             ***                 80       Supervisor-Billing
MCIVER, M             Billing                     ***          ***             ***                 40       Rx's
MILANO, A             Billing                     ***          ***             ***                 80       Care
MURRAY, T             Billing                     ***          ***             ***                 80       Caid
POLUHA, S             Billing                     ***          ***             ***                 80       System Admin.
RICCI,S               Billing                     ***          ***             ***                 80       Supervisor-Reimbur
RODRIGUEZ, E          Billing                     ***          ***             ***                 80       Admin Support
RODRIGUEZ, M          Billing                     ***          ***             ***                 48       Care
ROMAN, M              Billing                     ***          ***             ***                 80       Rx's
SMITH, E              Billing                     ***          ***             ***                 80       Caid
SMITH, M              Billing                     ***          ***             ***                 75       Private
TORRES, R             Billing                     ***          ***             ***                 80       Rx's
WHATLEY, V            Billing                     ***          ***             ***                 80       Purchasing Agent
TOTAL: (30)                            259.62     310.21       25,360.27       659,360.67        1878

EMPLOYEE NAME         DEPT              DAILY    HOURLY      PER PAYROLL        ANNUAL     BIWKLY HRS       JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------

ASHFORD, T            C.S.                         ***          ***             ***                80
BELLANTESE, L         C.S.             ***                      ***             ***
CORBIN, E             C.S.                         ***          ***             ***                80
GOODLEY, R            C.S.                         ***          ***             ***                80
GUTIERREZ, M          C.S.                         ***          ***             ***                80

AS OF 3/31/97                   ACCRUED VACATION


====================================================================================================================================
LAST NAME               FIRST NAME           DATE                      VACATION         VACATION        VACATION          EST. VAC.
                                             HIRED                       EARNED            TAKEN       REMAINING            AMOUNT
====================================================================================================================================
ALEXIS                  HAYDEN               93/12/28                        33               10              23          $2,668.00
ASHFORD                 TANYA                91/11/25                        53               44               9            $972.00
BELAVAL                 ANGELICA             94/06/01                 PART TIME
BELLANTESE              LENA                 87/11/24                       104               99               5            $660.00
BOCHENSKI               TODD                 96/07/08              UNDER 1 YEAR
BROWN                   RANDY                95/09/18                        14               20               0
CAMPBELL                MICHELLE             96/07/29              UNDER 1 YEAR                4               0
CARVAJAL                ANDRE                96/08/19              UNDER 1 YEAR                5               0
CASTRO                  JOSE                 95/08/07                        17               13               4            $256.00
CHUNG                   DONAHUE              92/04/01                        50               28              22          $2,961.42
COBURN                  BEVERLY              96/05/20              UNDER 1 YEAR                1
CORBIN                  ELLEN                95/02/06                        21                9              12          $1,248.00
DE LA ROSA              DANIEL               95/05/08                        18                5              13          $1,380.60
DELVIN                  DREW                 95/11/06                        20               10              10          $3,538.46
DIAZ                    JACQUELINE           96/01/11                      12.5                6             6.5            $364.00
DIAZ                    REBBECCA             94/06/27                 PART TIME
FARGNOLI                PETER                96/03/12                        10                2               8          $1,076.88
FERREIRA                ANDRE'S              95/10/23                        15               10               5            $673.05
FLOWERS                 TAMIKA               96/04/26                 PART TIME
FORRESTER               SANDRA               89/09/11                        91               91               0
FORRESTER               SHENETIA             96/07/31              UNDER 1 YEAR
FULMORE                 TERINA               95/07/17                        17               16               1            $164.00
GOLDING                 GERALD               94/04/22                        30                7              23          $1,702.00
GOODLEY                 RAKEEMIA             95/03/20                        20               11               9            $648.00
GREEN                   LENSWORTH            96/10/07                 PART TIME
GUITIERREZ              MARIA                96/09/30              UNDER 1 YEAR
HALL                    ANNA                 92/11/96                        44               41               3            $406.00
HARRY                   HAROLD               91/05/06                        58               34              24          $3,692.16
HARNETT                 ANN                  93/04/14                 PART TIME
HARNETT                 WILLIAM              94/03/28                        30               10              20          $4,230.80
HAZELL                  TYRONE               93/04/12                        40               19              21          $1,428.00
IBANZE                  LULU                 96/08/12              UNDER 1 YEAR
KERRUTT                 BERNADINE            96/07/08              UNDER 1 YEAR
KING                    ORANDE               96/05/20              UNDER 1 YEAR
LENTZ                   CELESTINE            87/09/01                       110               86              24          $4,615.44
LEVANO                  CHRISTOPHER          96/11/18              UNDER 1 YEAR
LOCKHART                CHERYL               93/04/19                        40               24              16          $1,536.00
LOPEZ                   BERNITHA             96/11/05              UNDER 1 YEAR
LYONS                   PATRICK              94/08/08                        27                8              19          $1,368.00
MAIER                   JANET                96/11/04              UNDER 1 YEAR
MALOOF                  CHRIS                93/10/18                        34               28               6            $540.00
MATTHEWS                ANTHONY              95/01/03                 PART TIME
MATTISON                DONNA                96/04/15              UNDER 1 YEAR
MCDERMOTT               CAMILLE              94/06/27                        28               31
McIVER                  MARIA                92/10/06                        44               28              16          $1,856.00

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


METROPOLITAN HOME CARE
PAYROLL BUDGET
UPDATED AS OF JANUARY 17, 1997

MATTISON, D           C.S.                         ***          ***             ***                80
PALMER, J             C.S.             ***                      ***             ***
ROGERS, T             C.S.                         ***          ***             ***                80
SANFANANDRE, C        C.S.                         ***          ***             ***                80
TOTAL: (11)                            293.85      94.75      283,998.42       273,479.96         560

EMPLOYEE NAME         DEPT              DAILY    HOURLY      PER PAYROLL        ANNUAL     BIWKLY HRS       JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------

GREEN, L              Driver                      ***          ***             ***                 48       Part-time
MCLARTY, L            Driver                      ***          ***             ***                 80
PARSON, W             Driver                      ***          ***             ***                 40       Part-time
REID, L               Driver                      ***          ***             ***                 80
SALDANA, R            Driver                      ***          ***             ***                 80
VERNILLO, J           Driver                      ***          ***             ***                 80
TOTAL: (6)                                        63.50        4,572.00        118,872.00         408

EMPLOYEE NAME         DEPT              DAILY    HOURLY      PER PAYROLL        ANNUAL     BIWKLY HRS       JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------

CHUNG, B              W/H                         ***          ***             ***                 80       Repair/Technician
FORRESTER, C          W/H                         ***          ***             ***                 80       Dispatch
GOLDING, G            W/H                         ***          ***             ***                 80       Equipment Cleaning
HARRIAGE, K           W/H                         ***          ***             ***                 80       Packer
HARRY, H              W/H              ***                     ***             ***                          Asst. Manager
HARTNETT, W           W/H              ***                     ***             ***                          Manager
HAZELL, T             W/H                         ***          ***             ***                 80       Repairs/Technician
LYONS, P              W/H                         ***          ***             ***                 80       Repairs/Technician
MATTHEWS, A           W/H                         ***          ***             ***                 80       Packer
PEISCHEL, F           W/H                         ***          ***             ***                 80       Packer
SAMUELS, C            W/H                         ***          ***             ***                 80       Packer
WILLIAMS, M           W/H                         ***          ***             ***                 80       Packer
TOTAL: (9)                             365.39      88.33       10,600.24       275,600.00         780

EMPLOYEE NAME         DEPT              DAILY    HOURLY      PER PAYROLL        ANNUAL     BIWKLY HRS       JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------

DEVLIN, A             Resp             ***                     ***             ***                          Director
FORRESTER, S          Resp             ***                     ***             ***                          Resp C.S.
FULMORE, T            Resp                        ***          ***             ***                 80       Therapist
LOPEZ, B              Resp             ***                     ***             ***                          Therapist
MAYER, J              Resp                        ***          ***             ***                 80       Resp C.S.
MITCHELL, D           Resp             ***                     ***             ***                          Therapist
ROGERS, B             Resp             ***                     ***             ***                          JCAHO
ROGERS, R             Resp             ***                     ***             ***                          Therapist
WILLIAMS, S           Resp                        ***          ***             ***                 80       Clerk
TOTAL: (9)                           1,170.34      47.01       15,464.04       402,064.80         240

EMPLOYEE NAME         DEPT              DAILY    HOURLY      PER PAYROLL        ANNUAL     BIWKLY HRS       JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------

DE LA ROSA, D         Rehab            ***                     ***             ***                          Rehab Tech
HALL, A               Rehab            ***                     ***             ***                          CSR Supervisor
ORTIZ, E              Rehab            ***                     ***             ***                          CSR Supervisor
PIZARRO, E            Rehab                       ***          ***             ***                 80       Technician
ROCCO, J              Rehab                       ***          ***             ***                 60       Technician
TOTAL: (5)                             362.25      26.25        5,422.50       140,985.00         140

AS OF 3/31/97                   ACCRUED VACATION


McLARTY                 LINFORD              92/06/01                        48               40               8            $800.00
MILANO                  ANETTE               93/06/28                        38               30               8            $816.00
MITCHELL                DON                  96/04/01                        10                0              10          $1,442.30
MURRAY                  TRACEY               96/09/16              UNDER 1 YEAR
ORTIZ                   EVELYN               95/08/07                        17                4              13          $1,560.00
PALMER                  JULIET               96/04/02              UNDER 1 YEAR
PARSON                  WALTER               96/12/30              UNDER 1 YEAR
PEISCHEL                FRANK                94/02/23                        30               19              11            $704.00
PIZARRO                 EDWIN                96/09/16              UNDER 1 YEAR
POLUHA                  SUSAN                93/08/30                        37               16              21          $2,184.00
PUIG                    MARIE                95/4/10                         20               12               8            $895.00
RAPPA-TORRES            ROSEANN              92/05/01                        48               40               6          $1,024.00
REID                    LLOYD                92/05/20                        48               33              15          $1,200.00
RICCI                   SYLVIA               93/04/19                        40               15              25          $3,461.50
ROBINSON                KARLENE              97/01/27              UNDER 1 YEAR
RODRIQUEZ               ELVIRA               93/04/19                        40               30              10            $820.00
RODRIQUEZ               MAUREEN              96/10/14              UNDER 1 YEAR
ROGERS                  BARBARA              96/10/28              UNDER 1 YEAR
ROGERS                  RICHARD              96/11/04              UNDER 1 YEAR
ROMAN                   MILCA                93/10/18                        34               24              10            $800.00
SALANDA                 RAYMOND              93/01/14                        42               31              11          $1,100.00
SAMUELS                 CHRISTOPHER          96/05/14              UNDER 1 YEAR
SANFANDRE               CAROLE               96/10/28              UNDER 1 YEAR
SMITH                   EULA                 95/07/03                        17               10               7            $728.00
SMITH                   MARIA                94/12/05                        23               16               7            $476.00
TOMASICCHIO             DANITA               96/02/19                        11                1              10          $1,280.00
VERNILLO                JOHN                 90/08/13                        66               65               1            $120.00
WHATLEY                 VALENCIA             95/05/18                        18                9               9            $684.00
WILLIAMS                STEPHAINE            95/05/22                        18                2              16          $1,184.00
WINFREY                 GERALDINE            97/01/15              UNDER 1 YEAR
WRIGHT                  WILLIAM              92/07/13                        47               28              19          $3,642.87
TOTAL

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


METROPOLITAN HOME CARE
PAYROLL BUDGET
UPDATED AS OF JANUARY 17, 1997

EMPLOYEE NAME         DEPT     DAILY       HOURLY     PER PAYROLL     ANNUAL           BIWKLY HRS      JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------
BURDI, S              Sales    ***                     ***            ***                              Manager
FERREIRA, A           Sales    ***                     ***            ***                              Tech. Supervisor
LENTZ, C              Sales    ***                     ***            ***                              Isabella Supervisor
LEVANO, C             Sales    ***                     ***            ***                              Salesman
TOTAL: (5)                     663.47                  6,634.61       172,500.00

EMPLOYEE NAME         DEPT              DAILY    HOURLY      PER PAYROLL        ANNUAL     BIWKLY HRS       JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------

MALOOF, C             Glen Co          ***                        ***           ***
TOTAL: (1)                             ***                        ***           ***

EMPLOYEE NAME         DEPT              DAILY    HOURLY      PER PAYROLL        ANNUAL     BIWKLY HRS       JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------

ALCINORD, R           Isabella       ***                                                                    Resp. Therapist
BERLIN, B             Isabella       ***                                                                    Resp. Therapist
COQ, F                Isabella       ***                                                                    Resp. Therapist
JOSEPH, P             Isabella       ***                                                                    Resp. Therapist
MERCY, M              Isabella       ***                                                                    Resp. Therapist
MONTGOMERY, T         Isabella       ***                                                                    Resp. Therapist
RODIA, N              Isabella       ***                                                                    Resp. Therapist
SVIDENSKAYA, I        Isabella       ***                                                                    Resp. Therapist
THOMAS, R             Isabella       ***                                                                    Resp. Therapist
TOTAL: (6)                           1,975.00

GRND TOTAL: 89                                                385,635.56     2,916,032.73
                                                              ===========================

TOTAL: (1)                             ***                        ***           ***

EMPLOYEE NAME         DEPT              DAILY    HOURLY      PER PAYROLL        ANNUAL     BIWKLY HRS       JOB DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------
ALCINORD, R           Isabella       ***                                                                    Resp. Therapist
BERLIN, B             Isabella       ***                                                                    Resp. Therapist
COQ, F                Isabella       ***                                                                    Resp. Therapist
JOSEPH, P             Isabella       ***                                                                    Resp. Therapist
MERCY, M              Isabella       ***                                                                    Resp. Therapist
MONTGOMERY, T         Isabella       ***                                                                    Resp. Therapist
RODIA, N              Isabella       ***                                                                    Resp. Therapist
SVIDENSKAYA, I        Isabella       ***                                                                    Resp. Therapist
THOMAS, R             Isabella       ***                                                                    Resp. Therapist
TOTAL: (6)                           1,975.00

GRND TOTAL: 89                                                385,635.56     2,916,032.73
                                                              ===========================

                                SCHEDULE 4.11(I)
                         CHANGE IN ACCOUNTING PROCEDURES


                                      NONE

                                     SHEET 1

BANK ACCOUNT        ACCT #           PURPOSE               BALANCE      AS OF
MERRILL LYNCH       841-07701        OPERATING/LINE       $861,714.00   1/31/96
                    841-07F60        PAYROLL              $ 19,459.00   1/31/97
                    841-07F61        SAVINGS              $ 10,686.00   1/31/97
                    841-05F15        PENSION              $807,620.00   1/31/97
                    841-05F16        PROFIT SHARING       $ 84,563.00   1/31/97

FLEET               0521009142       CHECKING RETAIL      $  4,373.00  12/31/97

                              AUTHORIZED SIGNATURE


                                 DONALD FARGNOLI
                                   JACK PRINCE
                                   LOUIS ROCCO

                                SCHEDULE 4.17(a)
                              LICENSES AND PERMITS

                            MEDICARE PROVIDER NUMBER
                            MEDICAID PROVIDER NUMBER

                                SCHEDULE 4.19(b)
                                   LIABILITIES

                 Liabilities arising under the Leases for past
                       escalations, not exceeding $30,000.

                                  SCHEDULE 4.20
                             EMPLOYEE BENEFIT PLANS


              SEE ATTACHED CURRENT STATUS PREPARED BY APS PENSION &
                            FINANCIAL SERVICES, INC.

APS                     PENSION & FINANCIAL SERVICES INC.

                                  333 Earle Ovington Blvd. * Uniondale, NY 11553
                                             (516) 228-8444 * FAX (516) 228-9457
================================================================================
PRINCIPALS
Stephen Abramson, Certified Pension Consultant
S. George Mattera, Master of Science in Financial Services
David Pavel, ASA, MAAA, Enrolled Actuary

                                                               December 18, 1996
Jack Prince
Metropolitan Home Care
3849 Boston Road
Bronx, NY 10466

Re: Metropolitan Respiratory Services, Inc. Profit Sharing Plan

The enclosed data, Mr. Prince . . .

outlines the current status of the Metropolitan Respiratory Services, Inc. Profit Sharing Plan. Copies of the participants' statements and Summary Annual Report should be distributed and the originals retained for your files.

As indicated on the terminated employee page of the valuation, certain participants were eligible for payouts. Please have them read the enclosed forms, sign where applicable, and return the signed copies to APS Pension Services Inc.

The trustees are responsible for the issuance of Form 1099-R to each terminated participant for the year in which the distribution was made. The trustees are responsible for the furnishing of any applicable withholding tax to the IRS with the appropriate forms.

If you should need any additional cards, or have any questions, please call.

                                       Best regards,

                                       APS PENSION & FINANCIAL SERVICES INC.

                                       /s/ Suzanne Gounaris
                                       ----------------------------------------
                                       Suzanne Gounaris
                                       Pension Consultant

SG:lm
Enc.

================================================================================

   Retirement Plan Consultants * Estate Tax Consulting * Insurance Planning *
    Marital Evaluations * Employee Benefit Advisors * Investment Strategies *
                                Asset Protection

Summary Annual Report for Metropolitan Respiratory Services, Inc. Profit Sharing Plan

This is a summary of the annual report for Metropolitan Respiratory Services, Inc. Profit Sharing Plan, 11-2326059 for January 1, 1995 to December 31, 1995. The annual report has been filed with the Internal Revenue Service, as required under the Employee Retirement Income Security Act of 1974 (ERISA).

BASIC FINANCIAL STATEMENT

Benefits under the plan are provided by a trust and insurance. Plan expenses were $30,511. These expenses include $433 in administrative expenses and $27,660 in benefits paid to participants and beneficiaries, and $2,418 in other expenses. A total of 55 persons were participants in or beneficiaries of the plan at the end of the plan year, although not all of these persons had yet earned the right to receive benefits.

The value of the plan assets, after subtracting liabilities of the plan, was $322,364 as of December 31, 1995 compared to $230,233 as of January 1, 1995. During the plan year the plan experienced an increase in its net assets of $92,130. This increase includes unrealized appreciation or depreciation in the value of plan assets; that is, the difference between the value of the plan's assets at the end of the year and the value of the assets at the beginning of the year or the cost of assets acquired during the year. The plan had total income of $122,641 including employer contributions of $23,697, employee contributions of $60,031 and earnings from investments of $38,896.

The plan has contracts with Mutual of New York which allocates funds toward individual contracts. The total premiums paid for the plan year ending December 31, 1995 were $2,418.

YOUR RIGHTS TO ADDITIONAL INFORMATION

You have the right to receive a copy of the full annual report or any part thereof, on request. The items listed below are included in that report:

     -assets held for investment;
     -transactions in excess of 3 percent of plan assets;
     -insurance information including sales commission.

To obtain a copy of the full annual report, or any part thereof, write or call the office of Metropolitan Respiratory Services, Inc., who is the plan administrator, 3849 Boston Road Bronx, NY 10466, (212) 904-0770. The charge to cover copying costs will be $5.00 for the full annual report, or $1.00 per page for any part thereof.

You also have the right to receive from the plan administrator, on request and at no charge, a statement of the assets and liabilities of the plan and accompanying notes, or a statement of income and expenses of the plan and accompanying notes or both. If you request a full annual report from the plan administrator, these two statements and accompanying notes will be included as part of that report. The charge to cover copying cost given above does not included a charge for the copying of these portions of the report because these portions are furnished without charge.

You also have the legally protected right to examine the annual report at the main office of the plan, 3849 Boston Road Bronx, NY 10466, (at any other location where the report is available for examination), and at the U.S. Department of Labor in Washington, D.C., or to obtain a copy from the U.S. Department of Labor upon payment of copying costs. Requests to the Department should be addressed to: Public Disclosure Room, N4677, Pension and Welfare Benefit Programs, Department of Labor, 200 Constitution Avenue, N.W. Washington, D.C. 20216.

                        Metropolitan Respiratory Services

                               Profit Sharing Plan
                                401(k) Provision







                     Plan Valuation as of December 31, 1995

To the Trustee of

Metropolitan Respiratory Services
Profit Sharing Plan
401(k) Provision


Based on the information provided, we are pleased to present our evaluation of your 401(k) portion of your Profit Sharing Plan as of 12/31/95. Our calculation of the contribution for the preceding year amounts to:

The number of active Plan Participation is fifty-seven.

           Employee Deferrals                     $52,855.98

           Employer Matching Contribution         $23,697.10
                                                  ----------
           Total Contribution                     $76,553.08

All calculations were performed with accepted actuarial practices based upon the participant and salary information and financial data which have been supplied by you.

                        METROPOLITAN RESPIRATORY SERVICES
                      PROFIT SHARING PLAN 401(K) PROVISION
                   FOR THE PLAN YEAR ENDING DECEMBER 31, 1995

                               PLAN SPECIFICATIONS


1. EFFECTIVE DATE                                    January 1, 1992

2. PLAN ELIGIBILITY                                  All non-union employees who
                                                     have attained age 21 and
                                                     completed one year of
                                                     service.

3. PLAN ENTRY DATE                                   January 1, or July 1
                                                     following the date
                                                     eligibility requirements
                                                     are met.

4. CONTRIBUTIONS:

           a. Employee Deferrals                     An eligible employee may
                                                     elect to defer up to 20%
                                                     (less the matching employer
                                                     contribution described
                                                     below) of compensation on a
                                                     before-tax basis, but no
                                                     more than $9,240 for
                                                     calendar year 1995.

           b.  Employee Contributions                An eligible employee may
                                                     elect to defer up to 20% of
                                                     compensation on an after-
                                                     tax basis; but the sum of
                                                     the employee deferral,
                                                     contribution and employee
                                                     match may not exceed 25% of
                                                     taxable compensation.

           c.  Company Non-Matching Contributions    At the discretion of the
                                                     company's board of
                                                     directors regardless of
                                                     profits.

           d.  Company Matching Contributions        The company will match 50%
                                                     of the employee deferrals
                                                     up to four (4%) of
                                                     compensation.

5. NORMAL RETIREMENT AGE                             The later of age 60 and
                                                     five years of plan
                                                     participation.

6. NORMAL RETIREMENT DATE                            The plan anniversary
                                                     nearest the normal
                                                     retirement age.

7. VESTING


           a.  Accounts which are always 100% vested    Employee Deferrals
                                                        Company matching of
                                                        Employee Deferrals

           b.  Vesting of Company Non-Matching Contributions    Years of       Percent
                                                                Service        Vested
                                                                -------        ------
                                                                Less than 2       0%
                                                                     2           20%
                                                                     3           40%
                                                                     4           60%
                                                                     5           80%
                                                                     6          100%

8. 401(k) NON DISCRIMINATION TESTING

           The Actual Deferral Percentage test compares the percentage of compensation deferred by the Highly Compensated Employees ("HCE") to the percentage of compensation deferred by the Non-Highly Compensated Employees ("NHCE"). HCE's generally are those that are 5% or more owners, receive compensation in excess of $75,000 as indexed ($100,000 for 1995), receive compensation in excess of $50,000 as indexed ($66,000 for 1995) and was in the top-paid group (the 20% with the highest compensation), or was an officer receiving compensation in excess of $45,000 as indexed (60,000 for 1995).


           The Actual Deferral Percentage ("ADP") for a group of employees is the average of each employee's elective contributions divided by the employee's compensation. The ADP for the HCE's may not exceed the ADP of the NHCE's multiplied by 1.25, or, if greater, two percent more than the ADP of the NHCE's. However, if the ADP of the NHCE's is less than 2%, the ADP for the HCE's may not exceed 200% of the ADP of the NHCE's.

           The Actual Deferral Percentage test for this year is:

            a.  Non Highly Compensated Employees average ADP       3.09%

            b.  Multiplied by 1.25%                                3.86%

            c.  Lesser of (a) + 2% or 2 x (a)                      5.09%

            d.  Maximum average ADP for Highly Compensated         5.09%
                    (greater of "b" and "c")

            e.  Actual average ADP for Highly Compensated          5.03%

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



                        METROPOLITAN RESPIRATORY SERVICES
                           401 (k) PROFIT SHARING PLAN
                        FOR THE PLAN YEAR ENDING 12/31/95

                               DATE OF       DATE OF       DATE OF        NET
 NAME                           BIRTH          HIRE         ENTRY        SALARY
 ----                           -----          ----         -----        ------
FARGNOLI, D                    01/20/46      01/O1/80      06/01/87        ***
BURDI, S                       01/18/58      06/12/89      06/01/90        ***
PRINCE, J                      05/29/48      02/O1/86      06/01/87        ***
ROCCO, L                       12/31/50      04/01/75      06/01/87        ***
SIMONDS, W                     04/03/55      11/05/90      01/01/92        ***
SOMMER, S                      04/19/46      01/09/90      06/01/91        ***

    SUB TOTAL                                                            948,142

ALEXIS,H                       05/02/72      12/28/93      01/01/95          ***
ASHFORD, T                     11/14/62      11/25/91      01/01/93          ***
AUTOLINO, N                    03/15/61      07/09/90      01/01/92          ***
BARBOSA, M                     09/18/59      06/15/93      07/01/94          ***
BELLANTESE, L                  01/20/68      11/24/87      06/01/89          ***
BUKANT, D                      01/21/57      04/01/91      07/01/92          ***
BULLINER,O                     04/10/73      12/10/90      07/01/94          ***
CHUNG, D                       04/26/55      04/01/92      07/01/93          ***
COLLINS, D                     11/27/61      00/00/00      01/01/95          ***
DUNN,S                         06/03/62      02/15/93      07/01/94          ***
FORRESTER, S                   07/06/53      09/11/89      12/O1/90          ***
GENTILE,L                      06/02/51      06/20/94      07/01/95          ***
GOLDING,G                      06/11/42      04/22/94      07/01/95          ***
GREEN,L                        10/02/63      07/26/93      01/01/95          ***
HALL,A                         05/02/41      11/16/92      01/01/94          ***
HARRY,H                        05/06/59      05/06/91      07/O1/92          ***
HARTNETT,A                     04/21/53      04/14/93      07/01/94          ***
HARTNETT,W                     09/05/56      03/28/94      07/01/95          ***
HAZELL,T                       06/30/67      04/12/93      07/01/94          ***
JUNIOUS,P                      08/05/58      01/31/94      07/01/95          ***
LENTZ, G                       03/O1/50      09/01/87      12/O1/88          ***
LOCKHART,C                     05/02/69      04/19/93      07/01/94          ***
MALOOF,C                       10/23/48      10/18/93      01/01/95          ***
MCDERMOTT,C                    08/08/68      06/27/94      07/01/95          ***
McIVER, M                      09/01/46      10/06/92      01/01/94          ***
MCLARTY, L                     04/03/53      06/01/92      07/01/93          ***
MILANO, ANN                    01/27/57      06/28/93      07/01/94          ***
MOLINA, P                      07/30/68      12/12/93      01/01/95          ***
MORET, N                       04/23/59      05/24/93      07/01/94          ***
MOUZOB, J                      03/07/48      05/01/91      07/01/92          ***
O'CONNER, C                    02/01/62      03/25/86      06/01/87          ***
OGUST, M                       03/05/65      01/26/94      07/01/95          ***
PADILLA, L                     03/21/61      11/17/92      01/01/94          ***
PANTON, D                      12/17/45      10/01/93      01/01/95          ***
PEISCHEL, F                    01/14/62      02/23/94      07/01/95          ***
PIMENTEL, V                    08/03/52      10/02/93      01/01/95          ***
POLUHA, S                      08/25/66      08/30/93      01/01/95          ***
RAMKISSOON, S                  02/23/56      07/06/92      01/01/94          ***
RAMKISSOON, S                  02/23/56      07/01/92      01/01/94          ***
RAPPA-TORRES, R                03/28/65      05/01/92      07/01/93          ***
REID, L                        09/10/70      05/20/92      07/01/93          ***
ROCCO, J                       12/03/56      04/01/89      07/01/90          ***
ROCCO, J                       12/03/56      04/01/89      06/01/90          ***
RODRIGUEZ, E                   05/04/46      04/19/93      07/01/94          ***
ROGERS, T                      08/19/65      04/04/94      07/01/95          ***
ROMAN, M                       10/24/70      10/18/93      01/01/95          ***
RUIZ, K                        06/19/62      03/07/94      07/01/95          ***
STEWART, S                     05/16/62      11/08/93      01/01/95          ***
VERNILLO, J                    04/16/65      08/13/90      01/01/92          ***
WRIGHT, W                      10/23/33      07/13/92      01/01/94          ***
ZECCOLA, T                     09/10/69      02/28/94      07/01/95          ***

SUBTOTAL                                                               1,140,848
TOTAL                                                                  2,088,990

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.




                        METROPOLITAN RESPIRATORY SERVICES
                           401(k) PROFIT SHARING PLAN
                        FOR THE PLAN YEAR ENDING 12/31/95

                                     NET      EMPLOYEE
 NAME                   SALARY      SALARY     DEPOSIT*     MATCH           %
 ----                   ------      ------     --------     -----          ---
FARGNOLI, D             ***        ***         4923.60     2461.80        4.92
BURDI, S                ***        ***         4692.07     3000.00        5.13
PRINCE, J               ***        ***         4923.60     2461.80        4.92
ROCCO, L                ***        ***         4923.60     2461.80        4.92
SIMONDS, W              ***        ***         1262.00      806.95        5.13
SOMMER, S               ***        ***         2286.33     1461.48        5.13

     SUBTOTAL           948,142    925,131    23011.20    12653.83        5.03

ALEXIS,H                ***        ***            0.00        0.00        0.00
ASHFORD, T              ***        ***            0.00        0.00        0.00
AUTOLINO, N             ***        ***            0.00        0.00        0.00
BARBOSA, M              ***        ***            0.00        0.00        0.00
BELLANTESE, L           ***        ***            0.00        0.00        0.00
BUKANT, D               ***        ***          875.17      315.07        7.56
COX,0(Bulliner)         ***        ***            0.00        0.00        0.00
CHUNG, D                ***        ***            0.00        0.00        0.00
COLLINS, D              ***        ***            0.00        0.00        0.00
DUNN,S                  ***        ***           60.00       30.00        4.80
FORRESTER, SA           ***        ***         1263.96      631.98        4.58
GENTILE,L               ***        ***          131.91       65.96        0.84
GOLDING,G               ***        ***            0.00        0.00        0.00
GREEN,L                 ***        ***            0.00        0.00        0.00
HALL,A                  ***        ***         1224.00      569.84        6.30
HARRY,H                 ***        ***            0.00        0.00        0.00
HARTNETT,A              ***        ***            0.00        0.00        0.00
HARTNETT,W              ***        ***          890.69      445.35        3.16
HAZELL,T                ***        ***            0.00        0.00        0.00
JUNIOUS,P               ***        ***          130.00       65.00        1.35
LENTZ, C                ***        ***         4008.28      849.10       11.44
LOCKHART,C              ***        ***          364.00      182.00        2.51
MALOOF,C                ***        ***            0.00        0.00        0.00
McDERMOTT,C             ***        ***          558.22      279.11        2.62
McIVER, M               ***        ***          908.50      430.01        6.23

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



                                          NET     EMPLOYEE
 NAME                        SALARY      SALARY    DEPOSIT*    MATCH         %
 ----                        ------      ------    --------    -----        ---
MCLARTY L                    ***         ***       2561.37     452.79      13.31
MILANO,ANN                   ***         ***        788.00     370.47       6.25
MOLINA,P                     ***         ***        709.21     354.61       4.34
MORET,N                      ***         ***          0.00       0.00       0.00
MOUZOB, J                    ***         ***       1117.32     431.13       7.18
O'CONNER,C                   ***         ***          0.00       0.00       0.00
OGUST,M                      ***         ***          0.00       0.00       0.00
PADILLA,L                    ***         ***       1198.80     461.48       7.20
PANTON,D                     ***         ***          0.00       0.00       0.00
PEISCHEL,F                   ***         ***          0.00       0.00       0.00
PIMENTEL,V                   ***         ***          0.00       0.00       0.00
POLUHA,S                     ***         ***       2626.34     450.16      13.67
RAMKISSOON,S                 ***         ***          0.00       0.00       0.00
RAPPA-TORRES,                ***         ***       1143.96     559.50       6.09
REID, L                      ***         ***       1010.71     484.10       6.18
RICCI,S                      ***         ***       1587.59     571.52       7.56
ROCCO,J                      ***         ***          0.00       0.00       0.00
RODRIGUEZ,E                  ***         ***        725.00     362.50       5.26
ROGERS,T                     ***         ***        293.30     146.65       1.51
ROMAN,M                      ***         ***        115.62      57.81       1.27
RUIZ,K                       ***         ***          0.00       0.00       0.00
SALDANA,R                    ***         ***       1220.00     496.73       6.91
STEWART, S                   ***         ***        260.00     130.00       3.34
VERNILLO, J                  ***         ***       1544.87     654.74       6.72
ZECCOLA,T                    ***         ***        341.44     170.72       3.20
WRIGHT,W                     ***         ***       2186.52    1024.94       6.27



SUBTOTAL                  1,140,848   1,111,003   29844.78   11043.26       3.09

TOTAL                     2,088,990   2,036,134   52855.98   23697.10

*REFUNDS TO PASS ADP

S. Burdi $2,175
W. Simonds $688
S. Sommer $1,680

N. Rodia $2,632 (Refund not eligible)

                        METROPOLITAN RESPIRATORY SERVICES

                     PLAN VALUATION AS OF DECEMBER 31, 1995

                              ASSET RECONCILIATION
                                401 (k) Accounts

Balance as of 01/01/95*                                                 $151,414
                                                                        --------

Receipts:

     Employee 401 (k) Deferrals                           60,031
     Employer Matching Contribution                       23,697
     Gains, Interest, Dividends                           34,587
     Rollover                                              2,621

           Total Receipts                                               $120,936
                                                                        --------
 Subtotal                                                               $272,350
                                                                        --------

Disbursements:

     Premium Payments                                      2,418
     Payouts to Terminated Participants                   27,660
     Loans to Participants                                 6,000
     Administrative Fees                                     433

          Total Disbursements                                           $ 36,511
                                                                        --------


 Balance as of 12/31/95*                                               $235,839
                                                                        --------


*Does not include cash value of life insurance policies or outstanding loans.

                        Metropolitan Respiratory Services
                               Profit Sharing Plan








                     Plan valuation as of December 31, 1995

To the Trustees of

Metropolitan Respiratory Services
Profit Sharing Plan


Based on the information provided, we are pleased to present our evaluation of your Profit sharing Plan as of 12/31/95. Our calculation of the contribution for the preceding year amounts to:

                        Auxiliary Fund Contribution                 $0


The number of Active Plan Participants is forty-four.

                        Metropolitan Respiratory Services
                               Profit Sharing Plan


Terminated Employee(s) with Break in Service during the Plan year from January, 1995 to December 31, 1995


                                                MERRILL
                                                LYNCH
                        DATE OF                 ACCT BAL          VESTED        AMOUNT        AMOUNT
NAME                    TERM                    @12/31/95         %             FORF.         DUE
----                    -------                 ---------         ------        ------        ------
D. Fitzgerald           04/30/92                939.42            40            563.52        375.90
D. Kent                 07/14/92                429.31            60            171.72        257.59
C. Moore                05/23/93                485.34            60            194.14        291.20

                METROPOLITAN RESPIRATORY INC. PROFIT SHARING PLAN
                       PROFIT SHARING PLAN SPECIFICATIONS


EFFECTIVE DATE                   JUNE 1, 1987

VALUATION DATE                   DECEMBER 31, 1995

ELIGIBILITY REQUIREMENTS         (A)    MINIMUM MONTHS OF SERVICE: 12

                                 (B)    MINIMUM AGE:      21

                                 (C)    MAXIMUM AGE:      NONE

                                 (D) PARTICIPANT ENTERS PLAN ON ELIGIBILITY DATE FOLLOWING COMPLETION OF
                                        ELIGIBILITY REQUIREMENTS

                                 (E)    ENTRY DATE  :   JANUARY 1
                                        ENTRY DATE 2:   JULY 1

NORMAL RETIREMENT AGE            (A)    PLAN ANNIVERSARY NEAREST AGE 60 OR
                                        5 YEARS OF PARTICIPATION, IF LATER

EMPLOYER CONTRIBUTION            $0.00

ALLOCATION FORMULA               ALLOCATED PROPORTIONATELY TO
                                 ANNUAL COMPENSATION

INVESTMENT OPTIONS               MER LYNCH - CASH INVESTMENT

GAIN / LOSS ALLOCATION           GAINS ALLOCATED ON PRIOR ACCOUNT BALANCE

FORFEITURE ALLOCATION            ALLOCATED PROPORTIONATELY TO SALARY
EMPLOYER ACCOUNT

           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                       PROFIT SHARING PLAN SPECIFICATIONS




EMPLOYER VESTING SCHEDULE     YR.       %     YR.      %      YR.      %
                              ---     ---     ---    ---      ---    ---
                               1       0       3      40       5      80
                               2      20       4      60       6     100

                                    VESTING BASED UPON TOTAL SERVICE

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                             VALUATION DATE 12/31/95

                             EMPLOYEE STATUS REPORT

                           SOCIAL                                                 NORMAL
                          SECURITY                                              RETIREMENT       ENTRY    PERIOD         TERMINATION
NAME                       NUMBER             S    AA RA     BORN      EMPLOYED    DATE           DATE    SALARY  STATUS     DATE
TANYA       ASHFORD                           F    33 60    11/14/62   11/25/91   06/01/22      01/01 93    ***   ACTIVE
LENA        BELLANTESE                        F    28 60    01/20/68   11/24/87   06/01/28      06/01/89    ***   ACTIVE
SAVERIO     BURDI+                            M    38 60    01/18/58   06/12/89   06/01/18      12/01/90    ***   ACTIVE
DONAHUE     CHUNG                             M    41 60    04/26/55   04/01/92   06/01/15      07/01/93    ***   ACTIVE
OSHUN       COX BULLIN                        F    23 60    04/10/73   12/10/90   06/01/33      07/01/94    ***   ACTIVE
DONALD      FARGNOLI+                         M    50 60    01/20/46   01/01/80   06/01/06      06/01/87    ***   ACTIVE
SANDRA      FORRESTER                         F    42 60    07/06/53   09/11/89   06/01/13      12/01/90    ***   ACTIVE
ANNA        HALL                              F    55 60    02/05/41   11/16/92   06/01/01      01/01/94    ***   ACTIVE
ANNETTE     HANDLER                           F    33 60    11/26/62   10/02/89   06/01/22      12/01/90    ***   ACTIVE
HAROLD      HARRY                             M    37 60    05/06/59   05/06/91   06/01/19      07/01/92    ***   ACTIVE
TYRONE      HAZELL                            M    29 60    06/30/67   04/12/93   06/01/27      07/01/94    ***   ACTIVE
CELESTINE   LENTZ                             F    46 60    03/01/50   09/01/87   06/01/10      12/01/88    ***   ACTIVE
CHERYL      LOCKHART                          F    27 60    05/02/69   04/19/93   06/01/29      07/01/94    ***   ACTIVE
MARIA       MCIVER                            F    50 60    01/09/46   10/06/92   06/01/06      01/01/94    ***   ACTIVE
LINFORD     MCLARTY                           M    43 60    04/03/53   06/01/92   06/01/13      07/01/93    ***   ACTIVE
ANNETTE     MILANO                            F    39 60    01/27/57   06/28/93   06/01/17      07/01/94    ***   ACTIVE
JACK        PRINCE+                           M    48 60    05/29/48   02/01/86   06/01/08      06/01/87    ***   ACTIVE
ROSEANN     RAPPA-TORRE                       F    31 60    03/28/65   05/01/92   06/01/25      07/01/93    ***   ACTIVE
LLOYD       REID                              M    25 60    09/10/70   05/20/92   06/01/30      07/01/93    ***   ACTIVE


12-18-1996


                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                             VALUATION DATE 12/31/95

                             EMPLOYEE STATUS REPORT


                           SOCIAL                                                 NORMAL
                          SECURITY                                              RETIREMENT       ENTRY    PERIOD         TERMINATION
NAME                       NUMBER             S    AA RA     BORN      EMPLOYED    DATE           DATE    SALARY  STATUS     DATE
SYLVIA      RICCI                             F    31 60    01/07/65   04/19/93   06/01/25      07/01/94    ***    ACTIVE
JOHN        ROCCO                             M    39 60    12/03/56   01/01/87   06/01/17      06/01/90    ***    ACTIVE
LOUIS       ROCCO+                            M    45 60    12/31/50   04/01/74   06/01/11      06/01/87    ***    ACTIVE
ELVIRA      RODRIGUEZ                         F    50 60    05/04/46   04/19/93   06/01/06      07/01/94    ***    ACTIVE
RAYMOND     SALDANA                           M    32 60    07/14/63   01/04/93   06/01/23      07/01/94    ***    ACTIVE
SCOTT       SOMMER                            M    50 60    04/19/46   01/09/90   06/01/06      06/01/91    ***    ACTIVE
JOHN        VERNILLO                          M    31 60    04/16/65   08/13/90   06/01/25      01/01/92    ***    ACTIVE
WILLIAM     WRIGHT                            M    62 66    10/23/33   07/13/92   06/01/99      01/01/94    ***    ACTIVE
HAYDEN      ALEXIS                            M    24 60    05/02/72   12/28/93   06/01/32      01/01/95    ***    NEW ENTR.
LOUISE      GENTILE                           F    45 60    06/02/51   06/20/94   06/01/11      07/01/95    ***    NEW ENTR.
GERALD      GOLDING                           M    54 60    06/11/42   04/22/94   06/01/02      07/01/95    ***    NEW ENTR.
WILLIAM     HARGNETT                          M    39 60    09/05/56   03/28/94   06/01/16      07/01/95    ***    NEW ENTR.
ANN         HARTNETT                          F    43 60    04/21/53   04/14/93   06/01/13      07/01/94    ***    NEW ENTR.
PAMELA      JUNIOUS                           F    37 60    08/05/58   01/31/94   06/01/18      07/01/95    ***    NEW ENTR.
CHRIS       MALOOF                            M    47 60    10/23/48   10/18/93   06/01/08      01/01/95    ***    NEW ENTR.
CAMILLE     MCDERMOTT                         F    27 60    08/08/68   06/27/94   06/01/28      07/01/95    ***    NEW ENTR.
FRANK       PEISCHEL                          M    34 60    01/14/62   02/23/94   06/01/22      07/01/95    ***    NEW ENTR.
VICTOR      PIMENTAL                          M    43 60    08/03/52   10/02/93   06/01/12      01/01/95    ***    NEW ENTR.
SUSAN       POLUHA                            F    29 60    08/25/66   08/30/93   06/01/26      01/01/95    ***    NEW ENTR.


                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                             VALUATION DATE 12/31/95

                             EMPLOYEE STATUS REPORT


                           SOCIAL                                                 NORMAL
                          SECURITY                                              RETIREMENT   ENTRY    PERIOD          TERMINATION
NAME                       NUMBER             S    AA RA     BORN      EMPLOYED    DATE      DATE     SALARY   STATUS     DATE
TOMACINA    ROGERS                            F    30  60   08/19/65   04/04/94   06/01/25   07/01/95    ***   NEW ENTR.
MILCA       ROMAN                             F    25  60   10/24/70   10/18/93   06/01/30   01/01/95    ***   NEW ENTR.
TRACY       ZECCOLA                           F    30  60   09/22/65   03/16/94   06/01/25   07/01/95    ***   NEW ENTR.
DEBORAH     BUKANT                            F    39  60   01/21/57   04/01/91   06/01/17   07/01/92      0   TERMINEE   06/14/95
LENSWORTH   GREEN                             M    32  60   10/02/63   07/26/93   06/01/23   01/01/95      0   TERMINEE   11/15/95
PRIAMO      MOLINA                            F    27  60   07/30/68   12/12/93   06/01/28   01/01/95      0   TERMINEE   11/15/95
NILDA       MORET                             F    37  60   04/23/59   05/24/93   06/01/19   07/01/94      0   TERMINEE   01/15/96
JIM         MOUZOB                            M    48  60   03/07/48   05/01/91   06/01/08   07/01/92      0   TERMINEE   11/15/95
CATHERINE   O'CONNOR                          H    34  60   02/01/62   03/25/86   06/01/22   06/01/87      0   TERMINEE   11/15/95
LUIS        PADILLA                           H    35  60   03/21/61   11/17/92   06/01/21   01/01/94      0   TERMINEE   11/15/95
DELROY      PANTON                            M    50  60   12/17/45   10/01/93   06/01/06   01/01/95      0   TERMINEE   11/15/95
STEPHEN     RAMKISSOON                        M    40  60   02/23/56   07/15/92   06/01/16   01/01/94      0   TERMINEE   04/14/95
KATHRYN     RUIZ                              F    34  60   06/19/62   03/07/94   06/01/22   07/01/95      0   TERMINEE   07/25/95
WILLIAM     SIMONDS                           M    41  60   04/03/55   11/05/90   06/01/15   01/01/92      0   TERMINEE   06/24/95
SANDRA      STEWART                           F    34  60   O5/16/62   11/08/93   06/01/22   01/01/95      O   TERMINEE   07/07/95
STEVEN      SWITZER                           M    35  60   11/28/60   04/08/94   06/01/20   07/01/95      0   TERMINEE   11/15/95
ANTHONY     URRUTIC                           H    31  60   07/20/64   02/14/94   06/01/24   07/01/95      0   TERMINEE*  04/21/95
BEATRICE    WILKES                            F    55  60   06/14/41   O5/26/94   06/01/01   07/01/95      0   TERMINEE*  06/15/95
CORDALIA    WILLIAMS                          F    37  60   03/15/59   04/11/94   06/01/19   07/01/95      0   TERMINEE*  04/28/95


                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                             VALUATION DATE 12/31/95

                             EMPLOYEE STATUS REPORT

                           SOCIAL                                                 NORMAL
                          SECURITY                                              RETIREMENT   ENTRY    PERIOD           TERMINATION
NAME                       NUMBER             S    AA RA     BORN      EMPLOYED    DATE      DATE     SALARY    STATUS     DATE
DENNIS      FITZGERALD                        M   40   60   01/10/56   01/16/89   06/01/16   06/01/90       0   SUSPENSE   04/03/92
DONALD      KENT                              M   37   60   02/03/59   02/20/89   06/01/19   06/01/90       0   SUSPENSE   07/14/92
CATHARYNE   MOORE                             F   36   60   08/26/59   06/10/89   06/01/19   12/01/90       0   SUSPENSE   05/23/93
ANGELICA    BELAVEL                           F   16   60   03/14/80   06/14/94   06/01/40   07/01/01     ***   MIN. AGE
RANDY       BROWN                             M   32   60   11/12/63   09/18/95   06/01/23   01/01/97     ***   MIN. SVC.
JEFFREY     BRYAN                             M   28   60   12/19/67   07/25/94   06/01/28   01/01/96     ***   MIN. SVC.
JOSE        CASTRO                            M   27   60   08/03/68   08/07/95   06/01/28   01/01/97     ***   MIN. SVC.
VALENTIN    CHERY                             M   41   60   02/14/55   07/05/95   06/01/15   01/01/97     ***   MIN. SVC.
ELLEN       CORBIN                            F   27   60   08/05/68   02/O6/95   06/01/28   07/01/96     ***   MIN. SVC.
JACKIE      DAVIS                             F   20   60   11/03/75   07/02/95   06/01/35   01/01/97     ***   MIN. AGE
D           DELAROSA                          M   20   60   07/28/75   5/08/95    06/01/35   01/01/97     ***   MIN. AGE
ANDREW      DEVLIN                            M   38   60   12/19/57   11/06/95   06/01/18   01/01/97     ***   MIN. SVC.
REBECCA     DIAZ                              F   16   60   01/15/80   06/27/94   06/01/40   07/01/01     ***   MIN. AGE
ANDRE       FERREIRA                          M   33   60   08/18/62   10/23/95   06/01/22   01/01/97     ***   MIN. SVC.
SHENEITA    FORRESTER                         F   20   60   06/24/76   04/07/93   06/01/36   07/01/97     ***   MIN. AGE
TERINA      FULMORE                           F   30   60   10/12/65   07/17/95   06/01/25   01/01/97     ***   MIN. SVC.
MELANIE     GENTILE                           F   23   60   03/06/73   03/02/95   06/01/33   07/01/96     ***   MIN. SVC.
RAKEEMIA    GOODLEY                           F   22   60   09/26/73   03/20/95   06/01/33   07/01/96     ***   MIN. SVC.
SHEVRON     LEWIS                             F   19   60   08/29/76   06/29/95   06/01/36   01/01/98     ***   MIN. AGE


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                             VALUATION DATE 12/31/95

                             EMPLOYEE STATUS REPORT

                           SOCIAL                                                 NORMAL
                          SECURITY                                              RETIREMENT   ENTRY    PERIOD            TERMINATION
NAME                       NUMBER             S    AA RA     BORN      EMPLOYED    DATE      DATE     SALARY    STATUS      DATE
PATRICK     LYONS                             H   30   60   06/17/66   08/08/94   06/01/26   01/01/96     ***   MIN. SVC.
A           MATTHEWS                          M   17   60   06/19/79   01/03/95   06/01/39   07/01/00     ***   MIN. AGE
EVELYN      ORTIZ                             F   38   60   07/18/57   08/07/95   06/01/17   01/01/97     ***   MIN. SVC.
M           PUIG                              F   30   60   08/18/65   04/10/95   06/01/25   07/01/96     ***   MIN. SVC.
JENNIFER    ROBERSON                          F   32   60   10/14/63   09/11/95   06/01/23   01/01/97     ***   MIN. SVC.
NEIL        RODIA                             M   38   60   04/02/58   07/11/94   06/01/18   01/01/96     ***   MIN. SVC.
JOYCE       SANTIAGO                          F   32   60   04/23/64   06/05/95   06/01/24   07/01/96     ***   MIN. SVC.
ALEXANDER   SCHESTOPALO                       M   29   60   08/23/66   09/06/94   06/01/26   01/01/96     ***   MIN. SVC.
EULA        SMITH                             F   39   60   05/18/57   07/03/95   06/01/17   01/01/97     ***   MIN. SVC.
MARIA       SMITH                             F   33   60   10/30/62   12/05/94   06/01/22   01/01/96     ***   MIN. SVC.
MARK        SPENCE                            M   27   60   08/02/68   09/05/95   06/01/28   01/01/97     ***   MIN. SVC.
JOHN        STEWART                           M   30   60   07/24/65   09/18/95   06/01/25   01/01/97     ***   MIN. SVC.
KENNETH     WEISS                             M   38   60   06/23/58   04/26/93   06/01/18   07/01/94     ***   MIN. HRS.
V           WHATLEY                           F   21   60   07/18/74   05/18/95   06/01/34   07/01/96     ***   MIN. SYC.
M           WILLIAMS                          M   29   60   10/06/66   01/09/95   06/01/26   07/01/96     ***   MIN. SVC.
S           WILLIAMS                          F   26   60   11/04/69   05/22/95   06/01/29   07/01/96     ***   MIN. SVC.

 TOTAL EMPLOYEES= 92     TOTAL INELIGIBLES= 35     TOTAL SALARIES= 1847979


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                             VALUATION DATE 12/31/95

                             EMPLOYEE STATUS REPORT



           SOCIAL                                                     NORMAL
           SECURITY                                                   RETIREMENT    ENTRY     PERIOD                    TERMINATION
NAME       NUMBER       S      AA       RA     BORN     EMPLOYED      DATE          DATE      SALARY       STATUS           DATE



- TERMINATED BEFORE BECOMING ELIGIBLE TO PARTICIPATE IN THE PLAN.


- KEYPERSON


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                             VALUATION DATE 12/31/95

                             EMPLOYEE STATUS REPORT

PARTICIPANT COUNT FOR FORM 5500:
(a)  ACTIVES
     (i)  FULLY VESTED                                                        9
     (ii) PARTIALLY VESTED                                                    0
     (iii) NONVESTED                                                         32
     (iv) TOTAL                                                              41

(c)  ENTITLED TO FUTURE BENEFITS                                              3

(f)  TOTAL                                                                   44

(g)  PARTICIPANTS WITH ACCT. BALANCES                                        12

(h)  TERMINEES NOT FULLY VESTED                                               0


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.




           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                   VALUATION PERIOD FROM 01/01/95 TO 12/31/95

                                ACCOUNT ACTIVITY


                                                                    GAIN
                                                       PRIOR        OR                                      ------VESTED-----
                                                       BALANCE      LOSS        CONTRIB.     END. BAL.      %        INTEREST
                                                       -------      ----        --------     ---------      -----------------


TANYA ASHFORD
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

LENA BELLANTESE
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***

SAVERIO BURDI
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***

DONAHUE CHUNG
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

OSHUN COX (BULLINER)
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

DONALD FARGNOLI
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***

SANDRA FORRESTER
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***

ANNA HALL
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

ANNETTE HANDLER
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***
     ER SUSPENSE             MER LYNCH                 ***           ***          ***         ***           ***        ***

     ***SUB TOTAL                                      ***           ***          ***         ***                      ***

HAROLD HARRY
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

TYRONE HAZELL
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

CELESTINE LENTZ
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***

CHERYL LOCKHART
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

MARIA MCIVER
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.





           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                   VALUATION PERIOD FROM 01/01/95 TO 12/31/95

                                ACCOUNT ACTIVITY


                                                                    GAIN
                                                       PRIOR        OR                                      ------VESTED-----
                                                       BALANCE      LOSS        CONTRIB.     END. BAL.      %        INTEREST
                                                       -------      ----        --------     ---------      -----------------
LINFORD MCLARTY
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

ANNETTE MILANO
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

JACK PRINCE
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***

ROSEANN RAPPA-TORRES
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

LLOYD REID
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

SYLVIA RICCI
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

JOHM ROCCO
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***

LOUIS ROCCO
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***

ELVIRA RODRIGUEZ
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

RAYMOND SALDANA
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

SCOTT SOMMER
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

JOHN VERNILLO
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

WILLIAM WRIGHT
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

HAYDEN ALEXIS
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

LOUISE GENTILE
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

GERALD GOLDING
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                   VALUATION PERIOD FROM 01/01/95 TO 12/31/95

                                ACCOUNT ACTIVITY


                                                                    GAIN
                                                       PRIOR        OR                                      ------VESTED-----
                                                       BALANCE      LOSS        CONTRIB.     END. BAL.      %        INTEREST
                                                       -------      ----        --------     ---------      -----------------


WILLIAM HARGNETT
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

ANN HARTNETT
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

PAMELA JUNIOUS
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

CHRIS MALOOF
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

CAMILLE MCDERMOTT
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

FRANK PEISCHEL
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

VICTOR PIMENTAL
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

SUSAN POLUHA
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

TOMACINA ROGERS
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

MILCA ROMAN
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

TRACY ZECCOLA
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

DEBORAH BUKANT
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

LENSWORTH GREEN
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

PRIAMO MOLINA
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

NILDA MORET
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

JIM MOUZOB
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.




           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                   VALUATION PERIOD FROM 01/01/95 TO 12/31/95

                                ACCOUNT ACTIVITY


                                                                    GAIN
                                                       PRIOR        OR                                      ------VESTED-----
                                                       BALANCE      LOSS        CONTRIB.     END. BAL.      %        INTEREST
                                                       -------      ----        --------     ---------      -----------------


CATHERINE O'CONNOR
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

LUIS PADILLA
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

DELROY PANTON
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

STEPHEN RAMKISSOON
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

KATHRYN RUIZ
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

WILLIAM SIMONDS
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

SANDRA STEWART
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

STEVEN SWITZER
     NO PRIOR BALANCE OR ACCOUNT ACTIVITY

DENNIS FITZGERALD
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***
     ER SUSPENSE             MER LYNCH                 ***           ***          ***         ***           ***        ***

     ***SUB TOTAL                                      ***           ***          ***         ***                      ***

DONALD KENT
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***
     ER SUSPENSE             MER LYNCH                 ***           ***          ***         ***           ***        ***

     ***SUB TOTAL                                      ***           ***          ***         ***                      ***

CATHARYNE MOORE
     EMPLOYER                MER LYNCH                 ***           ***          ***         ***           ***        ***
     ER SUSPENSE             MER LYNCH                 ***           ***          ***         ***           ***        ***

     ***SUB TOTAL                                      ***           ***          ***         ***                      ***

    *** TOTAL                                      76,307.58     4,015.43        0.00     80,323.01                 79,305.09


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
                   VALUATION PERIOD FROM 01/01/95 TO 12/31/95
                                ACCOUNT ACTIVITY

                     GAIN
          PRIOR      OR                                       ------VESTED------
         BALANCE     LOSS       CONTRIB.      END. BAL.       %         INTEREST
         -------     ----       --------      ---------       ------------------

ACCOUNT BALANCES * FOR THE TOP HEAVY TEST FOR NEXT PLAN YEAR
FOR ALL PARTICIPANTS =       $80323.01
FOR KEY EMPLOYEES    =       $69473.08
% TO KEY-EMPLOYEES   =           86.49

* MAY INCLUDE PRIOR DISTRIBUTIONS


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                   VALUATION PERIOD FROM 01/01/95 TO 12/31/95

                             ACCOUNT ACTIVITY TOTALS

                                                 GAIN
         TOTAL                      PRIOR         OR
      ACCOUNT/FUND                 BALANCE       LOSS       CONTRIB    END. BAL.
      ------------                 -------       ----       -------    ---------
EMPLOYER        MER LYNCH          75341.31     3964.58       0.00     79305.89
ER SUSPENSE     MER LYNCH            966.27       50.85       0.00      1017.12


**TOTAL**                          76307.58     4015.43       0.00     80323.01

 12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN

                   VALUATION PERIOD FROM 01/01/95 TO 12/31/95





                             ACCOUNT RECONCILIATION

                                        EMPLOYER        ER SUSP.        TOTAL
          BEGINNING BAL.                75341.31         966.27       76307.58

          GAIN / LOSS                    3964.58          50.85        4015.43

          CONTRIBUTION                      0.00           0.00           0.00

          ENDING BALANCE                79305.89        1017.12       80323.01

          VESTED INTEREST               79305.89           0.00       79305.89


                              FUND RECONCILIATION

                                                      MER LYNCH
                   BEGINNING BAL.                      76307.58

                   GAIN / LOSS                          4015.43

                   CONTRIBUTION                            0.00

                   ENDING BALANCE                      80323.01

                   VESTED INTEREST                     79305.89


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

Summary Annual Report for Metropolitan Respiratory Services, Inc. Profit Sharing Plan

This is a summary of the annual report for Metropolitan Respiratory Services, Inc. Profit Sharing Plan, 11-2326059 for January 1, 1995 to December 31, 1995. The annual report has been filed with the Internal revenue service, as required under the Employee Retirement Income Security Act 0f 1974 (ERISA).


BASIC FINANCIAL STATEMENT

Benefits under the plan are provided by a trust and insurance. Plan expenses were $30,511. These expenses include $433 in administrative expenses and $27,660 in benefits paid to participants and beneficiaries, and $2,418 in other expenses. A total of 55 persons were participants in or beneficiaries of the plan at the end of the plan year, although not all of these persons had yet earned the right to receive benefits.

The value of the plan assets, after subtracting liabilities of the plan, was $322,364 as of December 31, 1995 compared to $230,233 as of January 1, 1995. During the plan year the plan experienced an increase in its net assets of $92,130. This increase includes unrealized appreciation or depreciation in the value of plan assets; that is, the difference between the value of the plan's assets at the end of the year and the value of its assets at the beginning of the year or the cost of assets acquired during the year. The plan had total income of $122,641 including employer contributions of $23,697, employee contributions of $60,031 and earnings from investments of $38,896.

The plan has contracts with Mutual of New York which allocates funds toward individual contracts. The total premiums paid for the plan year ending December 31, 1995 were $2,418.



                         [LOGO] APS Pension & Financial
                                 Services, Inc.

YOUR RIGHTS TO ADDITIONAL INFORMATION

You have the right to receive a copy of the full annual report or any part thereof, on request. The items listed below are included in that report:

          --assets held for investment;

          --transactions  in  excess  of 3  percent  of plan  assets;

          --insurance information including sales commission.

To obtain a copy of the full annual report, or any part thereof, write or call the office of Metropolitan Respiratory Services, Inc., who is the plan administrator, 3849 Boston Road Bronx, NY 10466, (212) 904-0770. The charge to cover copying costs will be $5.00 for the full annual report, or $1.00 per page for any part thereof.

You also have the right to receive from the plan administrator, on request and at no charge, a statement of the assets and liabilities of the plan and accompanying notes, or a statement of income and expenses of the plan and accompanying notes or both. If you request a full annual report from the plan administrator, these two statements and accompanying notes will be included as part of that report. The charge to cover copying cost given above does not included a charge for the copying of these portions of the report because these portions are furnished without charge.

You also have the legally protected right to examine the annual report at the main office of the plan, 3849 Boston Road Bronx, NY 10466, (at any other location where the report is available for examination), and at the U.S. Department of Labor in Washington, D.C., or to obtain a copy from the U.S. Department of Labor upon payment of copying costs. Requests to the Department should be addressed to: Public Disclosure Room, N4677, Pension and Welfare Benefit Programs, Department of Labor, 200 Constitution Avenue, N.W. Washington, D.C. 20216.


                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                 LENA BELLANTESE

BIRTHDATE:               1/20/68          EMPLOYMENT DATE:           11/24/87
RETIREMENT DATE:          6/1/28          PARTICIPATION DATE:          6/1/89

                                    EMPLOYER

                                    BEGINNING BAL       ***
                                    GAIN / LOSS         ***
                                    CONTRIBUTION        ***
                                    ENDING BALANCE      ***
                                    VESTED PERCENT      ***
                                    VESTED INTEREST     ***

                                            MER LYNCH

                                    BEG. BAL.           ***
                                    G / L               ***
                                    CONTRIB.            ***
                                    END. BAL.           ***



12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                  SAVERIO BURDI

BIRTHDATE:                1/18/58          EMPLOYMENT DATE:             6/12/89
RETIREMENT DATE:           6/1/18          PARTICIPATION DATE:          12/1/90

                                    EMPLOYER

                                    BEGINNING BAL       ***
                                    GAIN / LOSS         ***
                                    CONTRIBUTION        ***
                                    ENDING BALANCE      ***
                                    VESTED PERCENT      ***
                                    VESTED INTEREST     ***

                                            MER LYNCH

                                    BEG. BAL.           ***
                                    G / L               ***
                                    CONTRIB.            ***
                                    END. BAL.           ***


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                 DONALD FARGNOLI

BIRTHDATE:                1/20/46          EMPLOYMENT DATE:              1/1/80
RETIREMENT DATE:           6/1/06          PARTICIPATION DATE:           6/1/87

                                    EMPLOYER

                                    BEGINNING BAL       ***
                                    GAIN / LOSS         ***
                                    CONTRIBUTION        ***
                                    ENDING BALANCE      ***
                                    VESTED PERCENT      ***
                                    VESTED INTEREST     ***

                                            MER LYNCH

                                    BEG. BAL.           ***
                                    G / L               ***
                                    CONTRIB.            ***
                                    END. BAL.           ***


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                SANDRA FORRESTER

BIRTHDATE:                 7/6/53           EMPLOYMENT DATE:             9/11/89
RETIREMENT DATE:           6/1/13           PARTICIPATION DATE:        12/ 1 /90

                                    EMPLOYER

                                    BEGINNING BAL       ***
                                    GAIN / LOSS         ***
                                    CONTRIBUTION        ***
                                    ENDING BALANCE      ***
                                    VESTED PERCENT      ***
                                    VESTED INTEREST     ***

                                            MER LYNCH

                                    BEG. BAL.           ***
                                    G / L               ***
                                    CONTRIB.            ***
                                    END. BAL.           ***





12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                 ANNETTE HANDLER

BIRTHDATE:               11/26/62         EMPLOYMENT DATE:           10/2/87
RETIREMENT DATE:           6/1/22         PARTICIPATION DATE:        12/1/90

                                      EMPLOYER          ER SUSP.          TOTAL

                  BEGINNING BAL        ***             ***                  ***
                  GAIN / LOSS          ***             ***                  ***
                  CONTRIBUTION         ***             ***                  ***
                  ENDING BALANCE       ***             ***                  ***
                  VESTED PERCENT       ***             ***
                  VESTED INTEREST      ***             ***                  ***

                                    MER LYNCH

                  BEG. BAL.             ***
                  G / L                 ***
                  CONTRIB.              ***
                  END. BAL.             ***





12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                 CELESTINE LENTZ

BIRTHDATE:                 3/1/50           EMPLOYMENT DATE:             9/1/87
RETIREMENT DATE:           6/1/10           PARTICIPATION DATE:         12/1/89

                                    EMPLOYER

                                    BEGINNING BAL        ***
                                    GAIN / LOSS          ***
                                    CONTRIBUTION         ***
                                    ENDING BALANCE       ***
                                    VESTED PERCENT       ***
                                    VESTED INTEREST      ***

                                            MER LYNCH

                                    BEG. BAL.            ***
                                    G / L                ***
                                    CONTRIB.             ***
                                    END. BAL.            ***





12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                   JACK PRINCE

BIRTHDATE:               5/29/48         EMPLOYMENT DATE:               2/1/86
RETIREMENT DATE:          6/1/08         PARTICIPATION DATE:            6/1/87

                                    EMPLOYER

                                    BEGINNING BAL         ***
                                    GAIN / LOSS           ***
                                    CONTRIBUTION          ***
                                    ENDING BALANCE        ***
                                    VESTED PERCENT        ***
                                    VESTED INTEREST       ***

                                           MER LYNCH

                                    BEG. BAL.             ***
                                    G / L                 ***
                                    CONTRIB.              ***
                                    END. BAL.             ***



12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.




           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                   JOHN ROCCO

BIRTHDATE:                  12/3/56         EMPLOYMENT DATE:           1/ 1 /87
RETIREMENT DATE:             6/1/17         PARTICIPATION DATE:          6/1/90

                                    EMPLOYER

                                    BEGINNING BAL       ***
                                    GAIN / LOSS         ***
                                    CONTRIBUTION        ***
                                    ENDING BALANCE      ***
                                    VESTED PERCENT      ***
                                    VESTED INTEREST     ***

                                            MER LYNCH

                                    BEG. BAL.           ***
                                    G / L               ***
                                    CONTRIB.            ***
                                    END. BAL.           ***



12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                   LOUIS ROCCO

BIRTHDATE:                   12/31/50         EMPLOYMENT DATE:           4/1/74
RETIREMENT DATE:             6/ 1 /11         PARTICIPATION DATE:        6/1/87


                                    EMPLOYER

                                    BEGINNING BAL         ***
                                    GAIN / LOSS           ***
                                    CONTRIBUTION          ***
                                    ENDING BALANCE        ***
                                    VESTED PERCENT        ***
                                    VESTED INTEREST       ***

                                            MER LYNCH

                                    BEG. BAL.             ***
                                    G / L                 ***
                                    CONTRIB.              ***
                                    END. BAL.             ***




12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                DENNIS FITZGERALD

BIRTHDATE:                  1/10/56          EMPLOYMENT DATE:           1/16/89
RETIREMENT DATE:           6/ 1 /16         PARTICIPATION DATE:        6/ 1 /90

                                   EMPLOYER          ER SUSP.          TOTAL

                  BEGINNING BAL        ***              ***               ***
                  GAIN / LOSS          ***              ***               ***
                  CONTRIBUTION         ***              ***               ***
                  ENDING BALANCE       ***              ***               ***
                  VESTED PERCENT       ***              ***
                  VESTED INTEREST      ***              ***               ***

                          MER LYNCH

                  BEG. BAL.            ***
                  G / L                ***
                  CONTRIB.             ***
                  END. BAL.            ***




12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                   DONALD KENT

BIRTHDATE:                 2/3/59           EMPLOYMENT DATE:            2/20/89
RETIREMENT DATE:           6/1/19           PARTICIPATION DATE:        6/ 1 /90

                                      EMPLOYER          ER SUSP.          TOTAL

                  BEGINNING BAL        ***              ***               ***
                  GAIN / LOSS          ***              ***               ***
                  CONTRIBUTION         ***              ***               ***
                  ENDING BALANCE       ***              ***               ***
                  VESTED PERCENT       ***              ***
                  VESTED INTEREST      ***              ***               ***

                                    MER LYNCH

                  BEG. BAL.            ***
                  G / L                ***
                  CONTRIB.             ***
                  END. BAL.            ***


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


           METROPOLITAN RESPIRATORY SERVICES INC. PROFIT SHARING PLAN
               EMPLOYEE BENEFIT STATEMENT FROM 1/1/95 TO 12/31/95
                                 CATHARYNE MOORE

BIRTHDATE:               8/26/59          EMPLOYMENT DATE:           6/10/89
RETIREMENT DATE:        6/ 1 /22          PARTICIPATION DATE:        12/1/90

                                 EMPLOYER          ER SUSP.          TOTAL

                  BEGINNING BAL        ***              ***               ***
                  GAIN / LOSS          ***              ***               ***
                  CONTRIBUTION         ***              ***               ***
                  ENDING BALANCE       ***              ***               ***
                  VESTED PERCENT       ***              ***
                  VESTED INTEREST      ***              ***               ***

                                    MER LYNCH

                  BEG. BAL.            ***
                  G / L                ***
                  CONTRIB.             ***
                  END. BAL.            ***


12-18-1996
                         [LOGO] APS Pension & Financial
                                 Services, Inc.

APS[logo] PENSION & FINANCIAL SERVICES INC.

                                 333 Earle Ovington Blvd. * Uniondale, NY 11553
                                           (516) 228-8444 *  FAX (516) 228-8457
================================================================================
PRINCIPALS
Stephen Abramson, Certified Pension Consultant
S.George Mattera, Master of Science in Financial Services
David Pavel, ASA, MAAA, Enrolled Actuary

                                   June 27, 1996



Mr.Jack Prince
Metropolitan Respiratory Service, Inc.
3849 Boston Road
Bronx, NY 10466

Re: Metropolitan Respiratory Service Pension Plan
The enclosed data, Mr. Prince . . .

outlines the current status of the Metropolitan Respiratory Services, Inc. Pension Plan. Copies of the participants' statements and Summary Annual Report should be distributed and the originals retained for your files.

As indicated on the terminated employee page of the valuation, certain participants were eligible for payouts. Please have them read the enclosed forms, sign where applicable, and return the signed copies to APS Pension Services Inc.

The trustees are responsible for the issuance of Form 1O99-R to each terminated participant for the year in which the distribution was made.

As a result of D. Panton, J. Mozoub, S. Stewart, L. Green, L. Padilla, P. Molina, N. Moret, & S. Wallace termination, according to the plan document they are not entitled to receive their retirement benefit until the coming plan year. We will notify you of the amount and when they are entitled to receive this benefit.




================================================================================
Retirement Plan Consultants * Estate Tax Consulting * Insurance Planning * Marital Evaluations * Employee Benefit Advisors * Investment Strategies * Asset Protection

Enclosed is a master form "Notice of Pre-Retirement Survivor Annuity' to be completed by each married participant. The top page must be signed and dated by the participant and plan sponsor in the lower right hand corner. The first, second, and third pages should be filled out by the participant only if they want to waive the Pre-Retirement Survivor Annuity and/or elect a new beneficiary.

All single participants should complete one of the enclosed designation of beneficiary cards. The original should be returned to us for our records.

If you should need have any questions, please call.

                              Best regards,

                              APS PENSION & FINANCIAL SERVICES INC.

                              /s/ Suzanne Gounaris
                              -------------------------------------
                              Suzanne Gounaris
                              Pension Consultant

SG:vr
Enc.

Nick Magone

                        Metropolitan-Respiratory Service


                                  Pension Plan


NOTICE OF PRE-RETIREMENT IT SURVIVOR ANNUITY

     As a Participant in the above mentioned plan, the law requires that you be informed as to the disposition of your death benefit upon your death before retirement.

     In case of your death before retirement, the Plan will use the value of your death benefit to purchase a survivor annuity for your spouse. This annuity form of payment will provide your spouse with a series of monthly payments over his or her life, and will contain other appropriate annuity options.

     However, beginning with the first day of the Plan Year in which you attain age 35 (or upon your termination if you are under age 35), you may elect to waive the requirement that your death benefits be paid to your spouse in the form of an annuity.

     However, your spouse must consent in writing before a Plan representative or notary public to any waiver that you elect. Your spouse's consent must acknowledge the specific form of benefit or the specific nonspouse beneficiary.

     You may revoke the waiver any time before your death, and, if you desire, make a new election, provided your spouse consents to the election.

     If you decide to waive the requirement that your death benefits. be paid to your spouse in the form of an annuity (and your spouse has consented), then you may designate a beneficiary of your choosing. If you are not married at the time of your death, the death benefit will be paid to your designated beneficiary.

     It is important that you and your spouse understand your rights and obligations concerning your death benefit. You should direct any questions to the Administrator. Also, because a spouse has certain rights to the death benefit, you should immediately inform the Administrator of any change in your marital status.



-------------------                ----------------------------------
Date                               Administrator



-------------------                ----------------------------------
Date Received                       Participant

                            Metropolitan Respiratory

                                  Pension Plan

                ELECTION TO WAIVE PRE-RETIREMENT SURVIVOR ANNUITY

     As a Participant in the above mentioned plan, I hereby acknowledge that I have been informed by the Administrator that if I should die prior to may retirement, the death benefit under the Plan will be paid to my spouse in the form of an annuity over the life of my spouse; that I have the right to waive the designation of my spouse as the sole direct beneficiary of my death benefit payable in the form of an annuity only if my spouse consents in writing to such waiver; and that I have the right to revoke such waiver which may be made by me at any time without my spouse's consent.

( ) I hereby elect not to have my death benefit under the Plan paid in the form of an annuity. However, my spouse shall remain as my beneficiary. My death benefit will be distributed in the following manner:

( )  single lump sum

( )  installments to be paid:

     ( ) monthly

     ( ) quarterly

     ( ) semi-annually over years _________ (may not exceed life expectancy)

( ) I hereby waive the right to have my spouse be the sole direct beneficiary of my pre-retirement death benefit. I designate the following form of payment and beneficiary in lieu of my spouse (revoking any prior designation or contingent designation made by me):

( )  Form of Payment

     ( ) single lump sum

     ( ) installments to be paid:

     ( ) monthly

     ( ) quarterly

     ( ) semi-annually over __________ years (may not exceed life expectancy)

( )  Designated Beneficiary:_________________________

    ______________________________________, whose address is

    ______________________________________.

if living at the time of my death, or, if not living, then

___________________________________________________________

     EXECUTED this __________ day of __________, 19____.




    _____________________         __________________
     Witness                      Participant

                           SPOUSE'S CONSENT TO WAIVER

( ) I hereby consent to the foregoing election by my spouse, to waive the annuity form of death benefit that is payable under Metropolitan Respiratory Service, Inc., and receive the benefit in the form elected. I understand I will remain the beneficiary of death benefits provided under the Plan.

( ) I hereby consent to the designation made by my spouse in the foregoing election to have the pre-retirement death benefit paid in the form specified to the beneficiary designated in such election. The Pre-Retirement Survivor Annuity death benefit has been explained to me, and I hereby acknowledge that I understand (1) that the effect of such designation is to cause my spouse's death benefit to be paid to a beneficiary other than me in the form specified therein;
(2) that each beneficiary designation is not valid unless I consent to it; and
(3) that my consent is irrevocable unless my spouse revokes the beneficiary designation.

EXECUTED this __________ day of __________ , 19____.

Witnessed by:                               _____________________________
                                                Participant's Spouse


______________________________
Plan Representative

OR


______________________________
Notary Public

Summary Annual Report for Metropolitan Respiratory Services Pension Plan

This is a summary of the annual report for Metropolitan Respiratory Services Pension Plan, 11-2326059 for April 1, 1995 to March 31, 1996. The annual report has been filed with the Internal Revenue Service, as required under the Employee Retirement Income Security Act of 1974 (ERISA).



BASIC FINANCIAL STATEMENT

Benefits under the plan are provided by a trust. Plan expenses were $150. These expenses include $150 in administrative expenses and $0 in benefits paid to participants and beneficiaries, and $0 in other expenses. A total of 73 persons were participants in or beneficiaries of the plan at the end of the plan year, although not all of these persons had yet earned the right to receive benefits.

The value of the plan assets, after subtracting liabilities of the plan, was $841,913 as of March 31, 1996 compared to $650,124 as of April 1, 1995. During the plan year the plan experienced an increase in its net assets of $191,789. This increase includes unrealized appreciation or depreciation in the value of plan assets; that is, the difference between the value of the plan's assets at the end of the year and the value of the assets at the beginning of the year or the cost of assets acquired during the year. The plan had total income of $191,939 including employer contributions of $162,299, employee contributions of $0 and earnings from investments of $29,640.

Enough money was contributed to the plan to keep it funded in accordance with the minimum funding standards of ERISA.

                         [LOGO] APS Pension & Financial
                                 Services, Inc.

YOUR RIGHTS TO ADDITIONAL INFORMATION

You have the right to receive a copy of the full annual report or any part thereof, on request. The items listed below are included in that report:

     -assets held for investment;
     -transactions in excess of 3 percent of plan assets;
     -actuarial information regarding the funding of the plan.



To obtain a copy of the full annual report, or any part thereof, write or call the office of Metropolitan Respiratory Service, Inc., who is the plan administrator, 3849 Boston Road, Bronx, NY 10466, (212) 904-0770. The charge to cover copying costs will be $5.00 for the full annual report, or $1.00 per page for any part thereof.

You also have the right to receive from the plan administrator, on request and at no charge, a statement of the assets and liabilities of the plan and accompanying notes, or a statement of income and expenses of the plan and accompanying notes or both. If you request a copy of the full annual report from the plan administrator, these two statements and accompanying notes will be included as part of that report. The charge to cover copying costs given above does not include a charge for the copying of these portions of the report because these portions are furnished without charge.

You also have the legally protected right to examine the annual report at the main office of the plan, 3849 Boston Road Bronx, NY 10466, (at any other location where the report is available for examination), and at the U.S. Department of Labor in Washington, D.C., or to obtain a copy from the U.S. Department of Labor upon payment of copying costs. Requests to the Department should be addressed to: Public Disclosure Room, N4677, Pension and Welfare Benefit Programs, Department of Labor, 200 Constitution Avenue, N.W. Washington, D.C. 20216.


                         [LOGO] APS Pension & Financial
                                 Services, Inc.

                        Metropolitan Respiratory Service

                                  Pension Plan





                     Actuarial Valuation as of April 1,1995



                         [LOGO] APS Pension & Financial
                                 Services, Inc.

To the Trustees of

Metropolitan Respiratory Service
Pension Plan

Based on the information provided, we are pleased to present our evaluation of your Pension Plan as of April 1, 1995. Our calculation of the contribution for the preceding year amounts to:

Auxiliary Fund Contribution $162,299

The number of active Plan Participants is 63.

All calculations were performed with accepted actuarial practices based upon the participant and salary information and financial data which have been supplied by you.

                         [LOGO] APS Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



                        Metropolitan Respiratory Service

                                  Pension Plan


Terminated Employee(s) with Break in Service during the plan year beginning April 1, 1995.

                             DATE OF              VESTED             AMOUNT
  NAME                        TERM                  %                 DUE
  N. Autolino                09/95                 60                  ***
  D. Bukant                  06/14/95              60                  ***
  D. Collins                 03/24/95              20                  ***
  S. Dunn                    02/13/95              20                  ***
  S. Ramkissoon              04/14/95              40                  ***
  W. Simonds                 06/24/95              60                  ***
  L. Olds                    08/06/94               0                  ***
  V. Rodriguez               12/28/92              20                  ***
  D. Fitzgerald              04/03/92              40                  ***

                         [LOGO] APS Pension & Financial
                                 Services, Inc.

                        Metropolitan Respiratory Service

                                  Pension Plan


Terminated Employee(s) with over 1000 hours of Service during the plan year April 1, 1995


     NAME                            DATE OF TERMINATION
     ----                            -------------------
     D. Panton                               11/95
     J. Mozoub                               11/95
     S. Stewart                             07/07/95
     L. Green                                11/95
     L. Padilla                              11/95
     P. Molina                               11/95
     N. Moret                                01/96

                         [LOGO] Pension & Financial
                                 Services, Inc.

                        Metropolitan Respiratory Services

                                  Pension Plan


Terminated Employee(s) with more than 500 hours of Service but less than 1000 hours of Service during the plan year April 1, 1995.

     NAME                           DATE OF TERMINATION
     ----                            -------------------
     S. Wallace                           7//95

                           [LOGO] Pension & Financial
                                 Services, Inc.

                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                   DEFINED BENEFIT PENSION PLAN SPECIFICATIONS
                            AND ACTUARIAL ASSUMPTIONS

 EFFECTIVE DATE                         APRIL 1, 1987

 VALUATION DATE                         APRIL l, 1995

 MONTHLY PENSION                        .8% OF MONTHLY COMPENSATION
                                        AND .4% OF THE EXCESS FROM TAB.II*
                                        MULTIPLIED BY YEARS OF BENEFIT SERVICE
                                        FROM THE DATE OF HIRE TO THE
                                        NORMAL RETIREMENT DATE

                                        - TOTAL BENEFIT SERVICE NOT TO
                                          EXCEED 26 YEAR(S).

 ELIGIBILITY REQUIREMENTS               (A) MINIMUM MONTHS OF SERVICE: 12
                                        (B) MINIMUM AGE: 21
                                        (C) MAXIMUM AGE: NONE
                                        (D) PARTICIPANT ENTERS PLAN ON
                                            ELIGIBILITY DATE FOLLOWING
                                            COMPLETION OF ELIGIBILITY
                                            REQUIREMENTS
                                        (E) ENTRY DATE  : APRIL 1
                                            ENTRY DATE 2: OCTOBER 1

 NORMAL RETIREMENT AGE                  (A) PLAN ANNIVERSARY
                                            NEAREST AGE 60 OR 10 YEARS OF
                                            PARTICIPATION, IF LATER.
                                        (B) MAXIMUM RETIREMENT AGE: 65
                                            OR 5 YEARS OF PARTICIPATION,
                                            IF LATER.

 FUNDING PROVISIONS                     (A) INDIVIDUAL SPREAD GAIN
                                        (B) AUXILIARY FUND DEPOSITS


06-26-1996
                         [LOGO] Pension & Financial
                                 Services, Inc.

                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN
                   DEFINED BENEFIT PENSION PLAN SPECIFICATIONS
                            AND ACTUARIAL ASSUMPTIONS


 SALARY AVERAGING                      AVERAGE HIGH 3 CONSECUTIVE SALARIES
                                       NUMBER OF YEARS TO EXCLUDE: 1
                                       USE HISTORICAL SALARIES FOR ACCRUAL
                                       EXCLUDE SALARIES PRIOR TO END
                                       OF HISTORY

 MAXIMUM SALARY                        MAXIMUM CURRENT SALARY:   $ 150000
                                       MAXIMUM PROJECTED SALARY: $ 150000

 TYPE OF ANNUITY                       LIFE ANNUITY

 ACCRUED BENEFIT                       ACCRUE AS EARNED

 VESTING SCHEDULE                      YR.     %     YR.    %      YR.       %
 ----------------                      ---    ---    ---   ---     ---      ---
                                        1      0      3     40       5       80
                                        2     20      4     60       6      100

                                       VESTING BASED UPON TOTAL SERVICE

TOP HEAVY STATUS                       THIS PLAN HAS BEEN DETERMINED TO BE
                                       TOP-HEAVY FOR THE CURRENT PLAN YEAR


*    AS AMENDED UNDER TAX REFORM ACT OF 1986 AT $61200 LEVEL

06-26-1996
                         [LOGO] Pension & Financial
                                 Services, Inc.

                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                   DEFINED BENEFIT PENSION PLAN SPECIFICATIONS
                            AND ACTUARIAL ASSUMPTIONS

 ACTUARIAL ASSUMPTIONS                     PRE-RETIREMENT
                                           (A)  INTEREST: 6%
                                           (B)  MORTALITY: NONE

                                           POST RETIREMENT
                                           (A)  INTEREST: 5%
                                           (B)  MORTALITY: IAM83 (MALE)
                                           (C)  MALE SETBACK: 3 YEARS
                                           (D)  FEMALE SETBACK: 3 YEARS

 ACTUARIAL EQUIVALENCE                     POST RETIREMENT
                                           (A) INTEREST: 5%
                                           (B) MORTALITY: IAM '71

 PRESENT VALUE OF                          PRE-RETIREMENT
 ACCRUED BENEFIT                           (A) INTEREST: 5%
                                           (B) MORTALITY: NONE

                                           POST RETIREMENT
                                           (A) INTEREST: 5%
                                           (B) MORTALITY: IAM '71

 CURRENT LIABILITY                         PRE-RETIREMENT
                                           (A) INTEREST: 6.57%
                                           (B) MORTALITY: NONE

                                           POST RETIREMENT
                                           (A) INTEREST: 6.57%
                                           (B) MORTALITY: IAM83 (MALE)
                                           (C) MALE SETBACK: 3 YEARS
                                           (D) FEMALE SETBACK: 3 YEARS

06-26-1996
                         [LOGO] Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.




                 METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                             VALUATION DATE 04/01/95

                             EMPLOYEE STATUS REPORT

                                                     NORMAL
                                                   RETIREMENT    ENTRY   ANNUAL
 NAME           S   AA   RA     BORN     EMPLOYED     DATE       DATE    SALARY   STATUS
T ASHFORD       F   32   60   11/14/62   11/25/91   04/01/23   04/01/93      ***   ACTIVE
N AUTOLINO      F   34   60   03/15/61   07/09/90   04/01/21   10/01/91      ***   ACTIVE
L BELLANTESE    F   27   60   01/20/68   11/24/87   04/01/28   04/01/89      ***   ACTIVE
D BUKANT        F   38   60   01/21/57   04/01/91   04/01/17   04/01/92      ***   ACTIVE
S BURDI         M   37   60   01/18/58   06/12/89   04/01/18   10/01/90      ***   ACTIVE
D CHUNG         M   40   60   04/26/55   04/01/92   04/01/15   04/01/93      ***   ACTIVE
D FARGNOLI+     M   49   60   01/20/46   06/01/80   04/01/06   04/01/87      ***   ACTIVE
S FORRESTER     F   42   60   07/06/53   09/11/89   04/01/13   10/01/90      ***   ACTIVE
L GREEN         M   31   60   10/02/63   07/26/93   04/01/24   04/01/95      ***   ACTIVE
A HALL          F   54   63   02/05/41   11/16/92   04/01/04   04/01/94      ***   ACTIVE
H HARRY         M   36   60   05/06/59   05/06/91   04/01/19   10/01/92      ***   ACTIVE
A HARTNETT      F   42   60   04/21/53   04/14/93   04/01/13   04/01/95      ***   ACTIVE
C LENTZ         F   45   60   03/01/50   09/05/89   04/01/10   10/01/90      ***   ACTIVE
M MCIVER        F   49   60   01/09/46   10/06/92   04/01/06   04/01/94      ***   ACTIVE
L MCLARTY       M   42   60   04/03/53   06/01/92   04/01/13   10/01/93      ***   ACTIVE
J MOUZOB        M   47   60   03/07/48   05/01/91   04/01/08   10/01/92      ***   ACTIVE
L PADILLA       M   34   60   03/21/61   11/17/92   04/01/21   04/01/94      ***   ACTIVE
J PRINCE+       M   47   60   05/29/48   02/01/86   04/01/08   04/01/87      ***   ACTIVE
S RAMKISSOON    M   39   60   02/23/56   07/01/92   04/01/16   10/01/93      ***   ACTIVE

06-26-1996
                         [LOGO] Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                             VALUATION DATE 04/01/95

                             EMPLOYEE STATUS REPORT

                                                     NORMAL
                                                   RETIREMENT    ENTRY    ANNUAL
NAME            S   AA   RA     BORN     EMPLOYED     DATE       DATE     SALARY   STATUS
R RAPPA-TORRE   F   30   60   03/28/65   05/01/92   04/01/25   10/01/93      ***   ACTIVE
L REID          M   25   60   09/10/70   05/20/92   04/01/30   10/01/93      ***   ACTIVE
J ROCCO         M   38   60   12/03/56   04/01/89   04/01/17   04/01/90      ***   ACTIVE
L ROCCO+        M   44   60   12/31/50   04/01/74   04/01/11   04/01/87      ***   ACTIVE
R SALDANA       M   32   60   07/14/63   01/04/93   04/01/23   04/01/94      ***   ACTIVE
W SIMONDS       M   40   60   01/03/55   11/05/90   04/01/15   04/01/92      ***   ACTIVE
S SOMMER        M   49   60   04/19/46   01/09/90   04/01/06   04/01/91      ***   ACTIVE
J STEWART       M   30   60   07/24/65   07/15/91   04/01/25   10/01/92      ***   ACTIVE
J VERNILLO      M   30   60   04/16/65   08/14/90   04/01/25   10/01/91      ***   ACTIVE
W WRIGHT        M   61   65   10/23/33   07/13/92   04/01/99   10/01/93      ***   ACTIVE
H ALEXIS        M   23   60   05/02/72   12/28/93   04/01/32   04/01/95      ***   NEW ENTR.
O COX           M   22   60   04/10/73   12/10/90   04/01/33   10/01/94      ***   NEW ENTR.
W HARGNETT      M   39   60   09/05/56   03/28/94   04/01/16   04/01/95      ***   NEW ENTR.
T HAZELL        M   28   60   06/30/67   04/12/93   04/01/27   10/01/94      ***   NEW ENTR.
P JUNIOUS       F   37   60   08/05/58   01/31/94   04/01/18   04/01/95      ***   NEW ENTR.
C LOCKHART      F   26   60   05/02/69   04/19/93   04/01/29   10/01/94      ***   NEW ENTR.
C MALOOF        M   46   60   10/23/48   10/18/93   04/01/09   04/01/95      ***   NEW ENTR.
A MILANO        F   38   60   01/27/57   06/28/93   04/01/17   10/01/94      ***   NEW ENTR.
P MOLINA        F   27   60   07/30/68   12/12/93   04/01/28   04/01/95      ***   NEW ENTR.

06-26-1996
                         [LOGO] Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                             VALUATION DATE 04/01/95

                             EMPLOYEE STATUS REPORT

                                                     NORMAL
                                                   RETIREMENT    ENTRY    ANNUAL
 NAME           S   AA   RA     BORN     EMPLOYED     DATE       DATE     SALARY    STATUS
N MORET         F   36   60   04/23/59   05/24/93   04/01/19   10/01/94      ***   NEW ENTR.
D PANTON        M   49   60   12/17/45   10/01/93   04/01/06   10/01/94      ***   NEW ENTR.
F PEISCHEL      M   33   60   01/14/62   02/23/94   04/01/22   04/01/95      ***   NEW ENTR.
V PIMENTEL      M   43   60   08/03/52   10/02/93   04/01/12   04/01/95      ***   NEW ENTR.
S POLUHA        F   29   60   08/25/66   08/30/93   04/01/26   10/01/94      ***   NEW ENTR.
S RICCI         F   30   60   01/07/65   04/19/93   04/01/25   10/01/94      ***   NEW ENTR.
E RODRIGUEZ     F   49   60   05/04/46   04/19/93   04/01/06   10/01/94      ***   NEW ENTR.
M ROMAN         F   24   60   10/24/70   10/18/93   04/01/31   04/01/95      ***   NEW ENTR.
K RUIZ          F   33   60   06/19/62   03/07/94   04/01/22   04/01/95      ***   NEW ENTR.
S STEWART       F   33   60   05/16/62   11/08/93   04/01/22   04/01/95      ***   NEW ENTR.
T ZECCOLA       F   26   60   09/10/69   02/28/94   04/01/29   04/01/95      ***   NEW ENTR.
E BROWN         M   29   60   12/31/65   04/01/91   04/01/26   04/01/92      ***   TERMINEE
I CARMOEGA      F   36   60   09/24/59   05/21/90   04/01/19   10/01/91      ***   TERMINEE
D COLLINS       F   33   60   11/27/61   05/24/93   04/01/22   10/01/94      ***   TERMINEE
S DUNN          F   33   60   06/03/62   02/15/93   04/01/22   04/01/94      ***   TERMINEE
D FITZGERALD    M   39   60   01/10/56   01/16/89   04/01/16   04/01/90      ***   TERMINEE
J FRY           M   24   60   08/14/71   06/01/91   04/01/31   10/01/92      ***   TERMINEE
J HACKETT       M   39   60   01/04/56   09/01/91   04/01/16   10/01/92      ***   TERMINEE
F MICCARELLI    M   34   60   11/27/60   09/18/91   04/01/21   10/01/92      ***   TERMINEE

06-26-1996
                         [LOGO] Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                             VALUATION DATE 04/01/95

                             EMPLOYEE STATUS REPORT

                                                    NORMAL
                                                  RETIREMENT     ENTRY    ANNUAL
NAME            S   AA   RA     BORN     EMPLOYED     DATE       DATE     SALARY    STATUS
C O'CONNOR      F   33   60   02/01/62   03/25/86   04/01/22   04/01/87      ***   TERMINEE
L OLDS          F   38   60   09/14/57   02/08/93   04/01/17   04/01/94      ***   TERMINEE
V RODRIGUEZ     M   31   60   10/28/63   08/19/91   04/01/24   10/01/92      ***   TERMINEE
M VODA          M   38   60   12/26/56   04/02/90   04/01/17   10/01/91      ***   TERMINEE
A HANDLER       F   32   60   11/26/62   10/02/89   04/01/23   04/01/91      ***   ACTIVE FRO2
J MARTINEZ      M   36   60   08/24/59   03/11/87   04/01/19   04/01/88      ***   ACTIVE FRO2
A BELAVAL       F   15   60   03/14/80   06/15/94   04/01/40   04/01/01      ***   MIN. AGE
R BROWN         M   31   60   11/12/63   09/18/95   04/01/24   10/01/96      ***   MIN. SVC.
J BRYAN         M   27   60   12/19/67   07/25/94   04/01/28   10/01/95      ***   MIN. SVC.
J CASTRO        M   27   60   08/03/68   08/07/95   04/01/28   10/01/96      ***   MIN. SVC.
V CHERY         M   40   60   02/14/55   07/05/95   04/01/15   10/01/96      ***   MIN. SVC.
E CORBIN        F   27   60   08/05/68   02/06/95   04/01/28   04/01/96      ***   MIN. SVC.
J DAVIS         F   19   60   11/03/75   07/02/95   04/01/36   04/01/97      ***   MIN. AGE
D DELAROSA      M   25   60   07/28/70   05/08/95   04/01/30   10/01/96      ***   MIN. SVC.
A DEVLIN        M   37   60   12/19/57   11/06/95   04/01/18   04/01/97      ***   MIN. SVC.
R DIAZ          F   15   60   01/15/80   06/27/94   04/01/40   04/01/01      ***   MIN. AGE
A FERREIRA      M   33   60   08/18/62   10/23/95   04/01/22   04/01/97      ***   MIN. SVC.
S FORRESTER     F   19   60   06/24/76   04/07/93   04/01/36   10/01/97      ***   MIN. AGE
T FULMORE       F   29   60   10/12/65   07/17/95   04/01/26   10/01/96      ***   MIN. SVC.

06-26-1996
                         [LOGO] Pension & Financial
                                 Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                             VALUATION DATE 04/01/95

                             EMPLOYEE STATUS REPORT

                                     NORMAL

                                                   RETIREMENT    ENTRY    ANNUAL
NAME            S   AA   RA     BORN     EMPLOYED     DATE       DATE     SALARY    STATUS
L GENTILE       F   44   60   06/02/51   06/20/94   04/01/11   10/01/95      ***   MIN. SVC.
M GENTILE       F   22   60   03/06/73   03/02/95   04/01/33   04/01/96      ***   MIN. SVC.
G GOLDING       M   53   63   06/11/42   04/22/94   04/01/OS   10/01/95      ***   MIN. SVC.
R GOODLEY       F   22   60   09/26/73   03/20/95   04/01/33   04/01/96      ***   MIN. SVC.
S LEWIS         F   19   60   08/29/76   06/27/95   04/01/36   10/01/97      ***   MIN. AGE
P LYONS         M   29   60   06/17/66   08/08/94   04/01/26   10/01/95      ***   MIN. SVC.
A MATTHEWS      M   16   60   06/19/79   01/03/95   04/01/39   10/01/00      ***   MIN. AGE
C MCDERMOTT     F   27   60   08/15/68   06/27/94   04/01/28   10/01/95      ***   MIN. SVC.
E ORTIZ         F   38   60   07/18/57   08/07/95   04/01/17   10/01/96      ***   MIN. SVC.
M PUIG          F   30   60   08/18/65   04/10/95   04/01/25   10/01/96      ***   MIN. SVC.
J ROBERSON      F   31   60   10/14/63   09/11/95   04/01/24   10/01/96      ***   MIN. SVC.
N RODIA         M   37   60   04/02/58   07/11/94   04/01/18   10/01/95      ***   MIN. SVC.
T ROGERS        F   30   60   08/19/65   04/04/94   04/01/25   10/01/95      ***   MIN. SVC.
J SANTIAGO      F   31   60   04/23/64   06/05/95   04/01/24   10/01/96      ***   MIN. SVC.
A SCHESTOPALO   M   29   60   08/23/66   09/06/94   04/01/26   10/01/95      ***   MIN. SVC.
E SMITH         F   38   60   05/18/57   07/03/95   04/01/17   10/01/96      ***   MIN. SVC.
M SMITH         F   32   60   10/30/62   12/05/94   04/01/23   04/01/96      ***   MIN. SVC.
M SPENCE        M   27   60   08/02/68   09/05/95   04/01/28   10/01/96      ***   MIN. SVC.
S WALLACE       F   22   60   06/03/73   01/26/94   04/01/33   04/01/95      ***   MIN. HRS.

06-26-1996
                         [LOGO] Pension & Financial
                                 Services, Inc.

         *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                             VALUATION DATE 04/01/95

                             EMPLOYEE STATUS REPORT

                                                         NORMAL
                                                       RETIREMENT    ENTRY      ANNUAL
NAME           S    AA    RA      BORN      EMPLOYED      DATE        DATE      SALARY    STATUS
K WEISS        M    37    60    06/23/58    04/26/93    04/01/18    10/01/94      ***    MIN. HRS.
V WHATLEY      F    21    60    07/18/74    05/18/95    04/01/34    10/01/96      ***    MIN. SVC.
B WILKES       F    54    64    06/14/41    05/26/94    04/01/05    10/01/95      ***    MIN. SVC.
M WILLIAMS     M    28    60    10/06/66    01/09/95    04/01/27    04/01/96      ***    MIN. SVC.
S WILLIAMS     F    25    60    11/04/69    05/22/95    04/01/30    10/01/96      ***    MIN. SVC.
M OGUST        F    30    60    03/05/65    01/26/94    04/01/25    04/01/95      ***    INELIGIBLE
J REYNOLDS     M    45    60    06/17/50    08/16/94    04/01/10    10/01/95      ***    INELIGIBLE
S SWITZER      M    34    60    11/28/60    04/08/94    04/01/21    10/01/95      ***    INELIGIBLE


TOTAL EMPLOYEES LISTED=103   TOTAL INELIGIBLES=40   TOTAL SALARY=1988304
+ KEYPERSON


06-26-1996
                         [APS LOGO] Pension & Financial
                                    Services, Inc.

                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                             VALUATION DATE 04/01/95

                             EMPLOYEE STATUS REPORT

PARTICIPANT COUNT FOR FORM 5500:

(a) ACTIVES                               (b) RECEIVING BENEFITS              0
     (i) FULLY VESTED              9      (c) ENTITLED TO FUTURE BENEFITS    11
     (ii)  PARTIALLY VESTED       32
     (iii) NONVESTED              10      (d) SUBTOTAL  [(a)(iv)+(b)+(c)]    62
     (iv)  TOTAL                  51      (e) BENEFICIARIES                   0
                                          (f) TOTAL     [(d)+(e)]            62

06-26-1996
                         [APS LOGO] Pension & Financial
                                    Services, Inc.

                             EXPLANATION OF COLUMNS

"Additional Benefits" Page -
     EA -           Entry Age
     AA -           Attained Age as of date on the top of the page
     RA -           Retirement Age in the Plan
     By Formula -   Monthly Retirement Benefit
     *Prior -       Monthly Retirement Benefit in the prior year
     *New -         Change of Monthly Retirement Benefit form last year to this due to salary changes, plan amendments, etc.
     Face Amount -  Additional insurance due to change in Monthly Retirement
                    Benefit
If No Insurance
     *Prior -       N/A
     *New -         If prior is N/A, this is same as By Formula

"Total Deposits" Page -
     Face Amount -  Total insurance including any additional insurance from the "Additional Benefits" page.
     Life Premium - Deposit for total insurance per year
     Normal Cost -  Investment deposit for current year (could be less depending on funded status of plan). Unfunded

     liability -    Not applicable - ignore
     Total Deposit- Sum of Life Premium and Normal Cost; Annual
                    contribution if not in full funding.
     Total PS58 -   Economic value of Death Benefit to be added to taxable
                    income

"Total Benefits at Retirement" Page -
     Cash -         Estimated lump sum necessary to pay Monthly Benefit
                    (below) at retirement age.
     Mo. Benefit -  Monthly Retirement Benefit at retirement age.
     S.S. -         Estimated Social Security benefit at retirement age.
     Total -        Sum of Monthly Benefit and Social Security Benefit
     Accrued        The portion of the Monthly Benefit earned by the employee as of the date on the top of the page.
     Vesting:
          % -       Vested Percentage if employee terminates
          Benefit - Vested Benefit i.e. Monthly Benefit times vested percentage
          P.V. -    Approximate lump sum value as of the date on the top of the page, of the Vested Benefit, usually employees cash settlement if he terminates employment.

06-26-1996
                         [APS LOGO] Pension & Financial
                                    Services, Inc.

         *** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                             VALUATION DATE 04/01/95

                               ADDITIONAL BENEFITS

                                                           ----MONTHLY BENEFITS----      FACE
NAME                       S    EA    AA    RA    SALARY   BY FORMULA  PRIOR    NEW     AMOUNT
T ASHFORD                  F    29    32    60       ***       ***       0      ***        0
N AUTOLINO                 F    30    34    60       ***       ***       0      ***        0
L BELLANTESE               F    20    27    60       ***       ***       0      ***        0
D BUKANT                   F    34    38    60       ***       ***       0      ***        0
S BURDI                    M    32    37    60       ***       ***       0      ***        0
D CHUNG                    M    37    40    60       ***       ***       0      ***        0
D FARGNOLI                 M    35    49    60       ***       ***       0      ***        0
S FORRESTER                F    37    42    60       ***       ***       0      ***        0
L GREEN                    M    30    31    60       ***       ***       0      ***        0
A HALL                     F    52    54    63       ***       ***       0      ***        0
H HARRY                    M    33    36    60       ***       ***       0      ***        0
A HARTNETT                 F    41    42    60       ***       ***       0      ***        0
C LENTZ                    F    40    45    60       ***       ***       0      ***        0
M MCIVER                   F    47    49    60       ***       ***       0      ***        0
L MCLARTY                  M    40    42    60       ***       ***       0      ***        0
J MOUZOB                   M    44    47    60       ***       ***       0      ***        0
L PADILLA                  M    32    34    60       ***       ***       0      ***        0
J PRINCE                   M    38    47    60       ***       ***       0      ***        0
S RAMKISSOON               M    37    39    60       ***       ***       0      ***        0


06-26-1996
                         [APS LOGO] Pension & Financial
                                    Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.



                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                             VALUATION DATE 04/01/95

                               ADDITIONAL BENEFITS

                                                           ----MONTHLY BENEFITS----      FACE
 NAME                      S    EA    AA    RA    SALARY   BY FORMULA  PRIOR    NEW     AMOUNT
R RAPPA-TORRES             F    28    30    60       ***       ***       0      ***        0
L REID                     M    23    25    60       ***       ***       0      ***        0
J ROCCO                    M    32    38    60       ***       ***       0      ***        0
L ROCCO                    M    23    44    60       ***       ***       0      ***        0
R SALDANA                  M    30    32    60       ***       ***       0      ***        0
W SIMONDS                  M    36    40    60       ***       ***       0      ***        0
S SOMMER                   M    44    49    60       ***       ***       0      ***        0
J STEWART                  M    27    30    60       ***       ***       0      ***        0
J VERNILLO                 M    26    30    60       ***       ***       0      ***        0
W WRIGHT                   M    59    61    65       ***       ***       0      ***        0
H ALEXIS                   M    22    23    60       ***       ***       0      ***        0
O COX                      M    18    22    60       ***       ***       0      ***        0
W HARGNETT                 M    38    39    60       ***       ***       0      ***        0
T HAZELL                   M    27    28    60       ***       ***       0      ***        0
P JUNIOUS                  F    36    37    60       ***       ***       0      ***        0
C LOCKHART                 F    25    26    60       ***       ***       0      ***        0
C MALOOF                   M    45    46    60       ***       ***       0      ***        0
A MILANO                   F    37    38    60       ***       ***       0      ***        0
P MOLINA                   F    26    27    60       ***       ***       0      ***        0

06-26-1996
                         [APS LOGO] Pension & Financial
                                    Services, Inc.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS SCHEDULE. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.


                  METROPOLITAN RESPIRATORY SERVICE PENSION PLAN

                             VALUATION DATE 04/01/95

                               ADDITIONAL BENEFITS

                                                           ----MONTHLY BENEFITS----      FACE
 NAME                      S    EA    AA    RA    SALARY   BY FORMULA  PRIOR    NEW     AMOUNT
N MORET                    F    35    36    60       ***       ***       0      ***        0
D PANTON                   M    48    49    60       ***       ***       0      ***        0
F PEISCHEL                 M    32    33    60       ***       ***       0      ***        0
V PIMENTEL                 M    42    43    60       ***       ***       0      ***        0
S POLUHA                   F    28    29    60       ***       ***       0      ***        0
S RICCI                    F    29    30    60       ***       ***       0      ***        0
E RODRIGUEZ                F    48    49    60       ***       ***       0      ***        0
M ROMAN                    F    23    24    60       ***       ***       0      ***        0
K RUIZ                     F    32    33    60       ***       ***       0      ***        0
S STEWART                  F    32    33    60       ***       ***       0      ***        0
T ZECCOLA                  F    25    26    60       ***       ***       0      ***        0
E BROWN                    M    25    29    60       ***       ***     ***      ***        0
I CARMOEGA                 F    32    36    60       ***       ***     ***      ***        0
D COLLINS                  F    32    33    60       ***       ***     ***      ***        0
S DUNN              .      F    31    33    60       ***       ***     ***      ***        0
D FITZGERALD               M    33    39    60       ***       ***     ***      ***        0
J FRY                      M    21    24    60       ***       ***     ***      ***        0
J HACKETT                  M    36    39    60       ***       ***     ***      ***        0
F MICCARELLI               M    31    34    60       ***       ***     ***      ***        0

06-26-1996
                         [APS LOGO] Pension & Financial
                                    Services, Inc.

--------------------------------------------------------------------------------



                                  SCHEDULE 4.25
                                    EMPLOYEES

                              SEE ATTCHED SCHEDULE

METROPOLITAN HOME CARE--MAY 1997                                    metropolitan

-------------------------------------------------------------------------------
BILLNG & REIMBURSEMENT                                   OPERATIONS
-------------------------------------------------------------------------------

Supervisor                                            General Manager
McDermott, C                                            Wade Wilson
                                        ---------------------------------------
                                        Customer Service       Warehouse
                                        ---------------------------------------
Billing
Bochenskl, T        Old Caid            Supervisor             Manager
Campbell, M         Insurance           Juliette Palmer        Hartnett, W
Castro, J           Old Caid
Coburn, B           Caid                Customer Service       Assistant Manager
Diaz, J             Poster              Ashord, T              Harry, H
Flowers,T           Filer               Bellantese, L
Kerrutt, B          Care                Corbin, E              Packers
Lockhart, C         Insurance           Goodley, R             Harriage, K
Milano, A           Care                Gutierrez, M           Matthews, A                (P/T)
Murray, T           Caid                Mattison, D            Peischel, F
Poluha, S           System Admin        SanFanandre, C         Samuels, C
Rodriguez, E        Admin Support       --------------------   Williams, M
Rodriguez, M        Care                       STORE           Forrester, C               Dispatch
Smith, E            Caid                --------------------
Smlth, M            Private             Maloof, C              Repairs/Techniclans
                                                               Chung, D
Supervisor                                                     Hazell, T
Ricci, S                                                       Lyons, P

Reimbursement                                                  Equipment Cleaning Room
Belaval, A          Filer (P/T)                                Golding, G
Brown, R            Prior App
Carvajal, A         Rx's                                       Drivers
Diaz, R             Filer (P/T)                                Green, L
Fargnoli, P         Rx's                                       Mclarty, L
King, O             Rx's                                       Parson,W
McIver, M           Rx's                                       Reid, L
Roman, M            Rx's                                       Saldana, R
Torres, R           Rx's                                       Vernillo, J

------------------------------------------------------------------------------------
            REHABILITATION                                           ADMINISTRATION
------------------------------------------------------------------------------------
Technicians                                  Alexis, H           Purchasing Agent
DeLarosa, D                                  Ibanez, L           Mgmt Trainee
Pizzaro, E                                   Rogers, B           JCAHO
                                             Whatley, W          Purchasing Ass't
CSR Supervisors                              Wright, W           Staff Accountant
Hall, A                                      Robinson, K         Acct's ass't
Ortiz, E                                  ------------------------------------------
                                                           ISABELLA
Sales                                     ------------------------------------------
Burdl, S                 Manager             Supervisor
Ferreira, A              Tech Sup'r          Lentz, C
Levano, C                Salesman
-----------------------------------------    Respiratory Therapists
             RESPIRATORY                     Alcinord, R
-----------------------------------------    Berlin, B
Director                                     Coq, R
Devlin. A                                    Joseph, P
                                             Mercy, M
Therapists                                   Montgomery T
Fulmore, T                                   Rodia, N
Lopez, B                                     Svidenskaya, I
Mitchell, D                                  Thomas, R
Rogers, R
                                          ------------------------------------------
Customer Service                                           OFFICERS
Forrester, S                              ------------------------------------------
Mayer, J                                     Fargnoli, D
                                             Prince, J
Clerk                                        Rocco, L
Williams, S

Technician
Rocco, J